[GRAPHIC OMITTED]




August 1997
ACC00001 (8/97)

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                      T A B L E   O F   C O N T E N T S
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
                                                                 PAGE
         Chairman's Letter   .................................      1
         WRL SERIES FUND, INC.
          Portfolio Manager's Commentary:
           Money Market Portfolio  ...........................      2
           Bond Portfolio    .................................      3
           Growth Portfolio  .................................      4
           Short-to-Intermediate Government Portfolio   ......      5
           Global Portfolio  .................................      6
           Strategic Total Return Portfolio    ...............      7
           Emerging Growth Portfolio  ........................      8
           Aggressive Growth Portfolio   .....................      9
           Balanced Portfolio   ..............................     10
           Growth & Income Portfolio  ........................     11
           Tactical Asset Allocation Portfolio    ............     12
           C.A.S.E. Growth Portfolio  ........................     13
           Global Sector Portfolio    ........................     14
           Value Equity Portfolio  ...........................     15
           International Equity Portfolio   ..................     16
           U.S. Equity Portfolio   ...........................     18

          Schedule of Investments:
           Money Market Portfolio  ...........................     19
           Bond Portfolio    .................................     21
           Growth Portfolio  .................................     23
           Short-to-Intermediate Government Portfolio   ......     26
           Global Portfolio  .................................     28
           Strategic Total Return Portfolio ..................     33
           Emerging Growth Portfolio  ........................     36
           Aggressive Growth Portfolio   .....................     41
           Balanced Portfolio   ..............................     43
           Growth & Income Portfolio  ........................     46
           Tactical Asset Allocation Portfolio    ............     49
           C.A.S.E. Growth Portfolio  ........................     52
           Global Sector Portfolio ...........................     54
           Value Equity Portfolio  ...........................     57
           International Equity Portfolio   ..................     59
           U.S. Equity Portfolio   ...........................     64
          Statements of Assets and Liabilities    ............     69
          Statements of Operations    ........................     72
          Statements of Changes in Net Assets  ...............     75
          Financial Highlights  ..............................     80
          Notes to Financial Statements  .....................     87


 THE PORTFOLIOS OF THE WRL SERIES FUND, INC. ARE MADE AVAILABLE THROUGH VARIABLE LIFE INSURANCE, VARIABLE ANNUITY, AND GROUP ANNUITY PRODUCTS ISSUED BY WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO AND ITS AFFILIATES. THE AVAILABILITY OF CERTAIN PORTFOLIOS MAY VARY FROM PRODUCT TO PRODUCT.

                       FELLOW CONTRACT AND POLICY OWNERS:




[PHOTO]

JOHN R. KENNEY
CHAIRMAN OF THE BOARD



RATIONAL EXUBERANCE?

IT WAS JUST OVER SIX MONTHS AGO - THE DOW JONES INDUSTRIAL AVERAGE WAS AROUND 6400 - WHEN ALAN GREENSPAN WONDERED ALOUD ABOUT ESCALATED ASSET VALUES AND THE POSSIBILITY OF PROLONGED CONTRACTIONS. HE WAS SOMEWHAT BOTHERED, IT SEEMED, THAT STOCKS HAD BECOME OVERVALUED AND WERE RIPE FOR A FALL.


OF COURSE, WHEN THE CHAIRMAN OF THE FEDERAL RESERVE BOARD OFFERS UP AN OPINION ON THE FINANCIAL MARKETS, IT'S MUCH MORE THAN JUST A CASUAL OBSERVATION. HE HAS, AFTER ALL, THE LARGEST ECONOMIC RESEARCH STAFF IN THE WORLD AT HIS DISPOSAL. HE HAS ALSO, BY VIRTUE OF HIS POSITION, A NEAR SINGULAR ABILITY TO MAKE SELF-FULFILLING PROPHESIES. BUT MR. GREENSPAN, EVEN WITH THE ENORMOUS WEIGHT OF HIS OFFICE BEHIND HIM, STILL COULD NOT CALL THE STOCK MARKET. BY THE END OF JUNE, THE DOW HAD CLIMBED TO 7672.79 - ALMOST 1300 POINTS HIGHER THAN WHEN THE FED CHIEF ISSUED HIS OMINOUS COMMENTS.


THE POINT IS, MAKING SHORT-TERM CALLS ON THE STOCK MARKET IS A TOUGH GAME, EVEN FOR THE MOST GIFTED. FOR MOST OF US, WORRYING ABOUT MARKET SWINGS IS, AT BEST, PROBLEMATIC; AT WORST, IT'S A WASTE OF TIME AND PROBABLY MONEY.


TO BE SURE, THINGS LIKE PRICE-TO-EARNINGS RATIOS AND DIVIDEND YIELDS ARE AT LEVELS THAT COULD, BY CONVENTIONAL WISDOM, SPELL TROUBLE. BUT THE FACT IS THAT BY TRADITIONAL MEASURES STOCKS HAVE LOOKED OVERVALUED FOR QUITE A WHILE, AND PRICES HAVE CLIMBED STEADILY NONETHELESS - THE DOW GAINING IN EXCESS OF 15% IN THREE MONTHS, OVER 100% IN THREE YEARS, AND MORE THAN 180% SINCE THE START OF 1991.


BY OUR LIGHTS, IT SEEMS THAT INVESTORS HAVE BEEN QUITE RATIONAL IN BIDDING UP PRICES. TAKING INTO ACCOUNT SUCH THINGS AS THE NEAR ABSENCE OF INFLATION, VAST NEW MARKETS IN THE POST-COMMUNIST WORLD, AND THE GLOBAL CLOUT OF U.S. CORPORATIONS, THIS HAS BEEN A PERIOD OF BROAD PROSPERITY AND ENORMOUS ADVANCEMENT. IN FACT, EARNINGS HAVE BEEN SO STRONG RECENTLY THAT, DESPITE THEIR LOFTY LEVELS, THE RATIO OF STOCK PRICES TO COMPANY EARNINGS IS ACTUALLY LOWER NOW THAN IT WAS A FEW YEARS AGO.


THEREIN, OF COURSE, AMONGST ALL OF THAT REWARD, LIES THE RISK. WE CAN NOT FORGET THAT PRICES MOVE BOTH WAYS. GIVEN THE POTENTIAL VOLATILITY OF A MARKET THAT HAS DOUBLED IN JUST THREE YEARS, THIS IS ONE OF THOSE TIMES WE SHOULD BE THINKING A LOT ABOUT LONG-TERM CONCEPTS AND DECIDING JUST HOW THEY SHOULD BE TAILORED TO OUR INDIVIDUAL SITUATIONS. AN INVESTOR WITH REALISTIC EXPECTA-TIONS ABOUT RESULTS WILL BE PREPARED FOR THE MARKET'S INEVITABLE VOLATILITY AND WILL BE LESS LIKELY TO PANIC WHEN IT DOES TUMBLE. AS A RESULT, HE OR SHE IS MUCH MORE LIKELY TO STICK WITH AN APPROPRIATE INVESTMENT PLAN OVER THE LONG HAUL.


WHEN IT COMES TO INVESTING, THERE ARE ONLY TWO IMPORTANT MISTAKES WE CAN MAKE:
FALLING VICTIM TO THE EMOTION OF FEAR, OR FALLING VICTIM TO THE EMOTION OF GREED. WE SET OURSELVES UP TO DEAL WITH THESE EMOTIONS BASED ON WHAT WE DO AT THE PRECEDING MARKET TURNING POINT.


GIVEN THAT THE MARKETS ARE DRIVEN BY HUMAN EMOTIONS, THEY CAN OFTEN GO TO INCREDIBLE EXTREMES. THAT'S WHY, THROUGHOUT IT ALL, A PROFESSIONAL MONEY MANAGER'S DISCIPLINE IS TO BE PRIZED BY THE INVESTOR SEEKING TO DEFEND AGAINST VOLATILITY. AND A TRULY BALANCED INVESTMENT PLAN CAN ONLY BE BUILT ON THE BACKS OF MANAGERS WHO RUN ON DIFFERENT CYCLES. ON THE FOLLOWING PAGES, THE WRL SERIES FUND PORTFOLIO MANAGERS DISCUSS HOW THEY HAVE RESPONDED TO THIS PERIOD'S CHANGES, WHERE THEY'VE INVESTED THEIR RESPECTIVE PORTFOLIO'S ASSETS, AND WHY. WE ENCOURAGE YOU TO REVIEW THESE REPORTS TO BETTER UNDERSTAND YOUR INVESTMENT AND ITS PERFORMANCE.


NOTE, TOO, THE ADDITION OF TWO NEW PORTFOLIOS TO THE WRL SERIES FUND - THE INTERNATIONAL EQUITY PORTFOLIO, CO-MANAGED BY GE INVESTMENT MANAGEMENT INCORPORATED AND SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED, AND THE U.S. EQUITY PORTFOLIO, MANAGED BY GE INVESTMENT MANAGEMENT INCORPORATED. BOTH COMMENCED OPERATIONS JANUARY 2, 1997. THE COMMENTS FROM THESE NEW PORTFOLIO'S TALENTED MANAGERS SHOULD PROVIDE AN INSIGHT INTO THEIR APPROACHES AND INDIVIDUAL STYLES OF MONEY MANAGEMENT.


AS WE LOOK FORWARD TO THE REST OF THIS YEAR, THERE ARE GOOD AND COMPELLING REASONS TO BE OPTIMISTIC ABOUT THE FINANCIAL MARKETS. THIS IS STILL THE GREATEST INVESTMENT STORY EVER TOLD. BUT NO MATTER WHAT THE MARKET DOES, OR WHEN, WE WILL DO OUR BEST TO PROVIDE YOU WITH SOLID, WELL-MANAGED PRODUCTS AND SUPERIOR SERVICE. WE RESPECT YOUR PERSONAL TASK OF FINANCIAL PLANNING AND GENUINELY APPRECIATE THE OPPORTUNITY TO ASSIST.


                                  SINCERELY YOURS,

                                 [Insert Kenney Sig.]

                                 JOHN R. KENNEY
                                 CHAIRMAN OF THE BOARD

WRL SERIES FUND, INC.
MONEY MARKET PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                                 [Insert Graph]





















ECONOMIC GROWTH IN THE SECOND QUARTER SLOWED FROM THE TORRID 5.9% PACE OF THE FIRST QUARTER. SPURRED ON BY A POTENTIAL INCREASE IN INFLATION SIGNALED BY A STRONG U.S. ECONOMY AND A HISTORICALLY TIGHT LABOR MARKET, THE FEDERAL RESERVE FINALLY OBLIGED THE MARKET DURING THE LAST WEEK OF THE FIRST QUARTER WITH AN INCREASE IN THE OVERNIGHT RATE FROM 5.25% TO 5.50%. DURING THE SECOND QUARTER, HOWEVER, SLOWER GROWTH COMBINED WITH BENIGN INFLATION ALLOWED THE FEDERAL RESERVE BOARD TO REFRAIN FROM ADDITIONAL TIGHTENING OF MONETARY POLICY. MARKETS REACTED FAVORABLY TO THE COMBINATION OF SOLID GROWTH, LOW UNEMPLOYMENT, AND BENIGN INFLATION DURING THE SECOND QUARTER.

DURING THE FIRST QUARTER, THE PORTFOLIO ACHIEVED YIELD PICK-UP THROUGH TACTICAL ALLOCATIONS IN THE JAPANESE BANK CD MARKET AS YIELDS IN THAT MARKET WERE ONCE AGAIN ATTRACTIVE. PERFORMANCE WAS ALSO ENHANCED DURING THE SECOND QUARTER BY ACTIVE DURATION MANAGEMENT AND ALLOCATIONS TO SHORT-TERM ASSET-BACKED INSTRUMENTS AND LONGER-TERM AGENCY SECURITIES. THE PORTFOLIO'S AVERAGE LIFE WAS MANAGED WITHIN THE 50 TO 60 DAY RANGE AS THIS PART OF THE YIELD CURVE OFFERED MORE ATTRACTIVE YIELDS.

WE CONTINUE TO MAINTAIN THE CONSENSUS VIEW THAT THERE WILL BE A THIRD QUARTER BOUNCE-BACK IN GROWTH AS THE ECONOMY CONTINUES TO BE FUNDAMENTALLY STRONG. IN ADDITION, OUR VIEW REMAINS CAUTIOUS WITH FINAL DEMAND NOT LIKELY TO CAPITULATE AS JOBS ARE PLENTIFUL, CONFIDENCE APPEARS STRONG, AND CONSUMER CREDIT GROWTH IS STABLE. CONSEQUENTLY, WE PLAN TO REDUCE THE PORTFOLIO'S AVERAGE LIFE TO THE 40-50 DAY RANGE GIVEN OUR EXPECTATION THAT THE FED WILL INTERVENE BEFORE YEAR-END.



 [GRAPHIC OMITTED]                                   [GRAPHIC OMITTED]
                                                     ROBERT R. JOHNSON
                                                     MONEY MARKET PORTFOLIO
                                                     PORTFOLIO MANAGER


               Past performance does not guarantee future results.
  An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

WRL SERIES FUND, INC.
BOND PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                              INC. BOND PORTFOLIO
            AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX














                                 [INSERT GRAPH]















LATE IN THE PERIOD, THE BOND MARKET RESPONDED FAVORABLY TO SIGNS OF SLOWER ECONOMIC GROWTH AND TO THE FEDERAL RESERVE BOARD'S DECISION IN MAY TO LEAVE INTEREST RATES UNCHANGED. WITH A RESPECTABLE GAIN IN THE SECOND QUARTER, THE PORTFOLIO CLOSED THE SIX MONTH PERIOD ENDED JUNE 30, 1997 WITH A RETURN OF 1.90%. FOR THE SAME PERIOD, THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX RETURNED 2.73%.

DURING THE SECOND QUARTER, BONDS RALLIED AS ECONOMIC NEWS BEGAN TO INDICATE THE ECONOMY WAS SLOWING FROM ITS GROWTH SPURT IN THE FIRST QUARTER, WHEN ANNUALIZED GROSS DOMESTIC PRODUCT (GDP) APPROACHED 6%. ASSUMING A GDP RATE OF 2%-2.5% IS A MORE SUSTAINABLE RATE FOR OUR ECONOMY, ANY FASTER GROWTH CARRIES WITH IT THE RISK OF HIGHER INFLATION. NEVERTHELESS, INFLATION HAS REMAINED DORMANT THROUGHOUT THE YEAR, AND A SOFTENING IN THE RETAIL, AUTO, AND HOUSING MARKETS, COUPLED WITH A SIGNIFICANT DOWNTURN IN COMMODITY PRICES, SUGGESTED INFLATION WOULD CONTINUE TO REMAIN BENIGN GOING FORWARD. AS A RESULT, THE YIELD ON THE BENCHMARK 30-YEAR TREASURY BOND DROPPED FROM 6.96% TO 6.78% AND HEADED EVEN LOWER AFTER THE QUARTER ENDED. THE FEDERAL RESERVE BOARD APPEARED TO ENDORSE THE MODERATE-GROWTH SCENARIO WHEN IT LEFT INTEREST RATES STEADY AT ITS MAY MEETING, DESPITE A TIGHT EMPLOYMENT AND WAGE PICTURE, AND A SOARING STOCK MARKET. ONCE AGAIN, LACK OF INFLATIONARY PRESSURES PROVED TO BE THE KEY.

THE COMBINATION OF MODERATE GROWTH AND LOW INTEREST RATES IS IDEAL FOR FINANCIAL MARKETS. IN THIS ENVIRONMENT, OUR INVESTMENT-GRADE AND TREASURY HOLDINGS REGISTERED GOOD RETURNS. OUR TREASURIES APPRECIATED AS INTEREST RATES DECLINED, WHILE OUR HIGH-QUALITY CORPORATE BONDS REACTED POSITIVELY NOT ONLY TO THE RATE DECLINE BUT ALSO TO GOOD DEMAND FOR CORPORATE CREDITS, DESPITE A PLENTIFUL SUPPLY OF NEW ISSUES. AMONG OUR INVESTMENT-GRADE BONDS, WE ARE ESPECIALLY POSITIVE ON LARGE BANKS AND INDUSTRIAL COMPANIES.

THERE ARE A NUMBER OF LONG-TERM BULLISH ECONOMIC TRENDS FOR THE FIXED-INCOME MARKET. TO BE SURE, LOW INFLATION IS THE MOST SIGNIFICANT, BUT THE CURRENT BUDGET PROCESS IN WASHINGTON IS ALSO POSITIVE. IF DEFICIT REDUCTION DOES INDEED BECOME A SECULAR REALITY, WE COULD SEE SIGNIFICANTLY LOWER TREASURY ISSUANCE AS THE U.S. PAYS DOWN ITS DEBT. AND IF SUPPLY BEGINS TO DECREASE AND DEMAND REMAINS STRONG, RATES COULD GO MUCH LOWER AS BUYERS BID UP PRICES. THIS IS A "WILD CARD" IN THE OVERALL PICTURE, BUT THE POSSIBILITIES ARE TANTALIZING. IN THE MEANTIME, BONDS SHOULD PERFORM WELL UNLESS THE ECONOMY PICKS UP STEAM. ANY SIGNIFICANT SIGN OF FASTER GROWTH, HOWEVER, COULD CHILL OUR INTEREST RATE OPTIMISM. BUT NO MATTER HOW INTEREST RATES CHANGE, WE CONTINUE TO BELIEVE OUR FLEXIBLE INVESTMENT APPROACH IS A GOOD STRATEGY FOR HANDLING SURPRISES, CONSTRUCTIVE OR OTHERWISE.






[GRAPHIC OMITTED]                 [GRAPHIC OMITTED]      [GRAPHIC OMITTED]
                                  RONALD V. SPEAKER      SANDY R. RUFENACHT
                                                BOND PORTFOLIO
                                            CO-PORTFOLIO MANAGERS


On January 13, 1997, Mr. Speaker settled a Securities and Exchange Commission administrative action involving two personal trades made by him in January of 1993. Without admitting or denying fault, Mr. Speaker agreed to a civil money penalty, disgorgement of profits, and interest payments totaling $37,199, and to a 90-day suspension starting on or about January 27, 1997.


           This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                             INC. GROWTH PORTFOLIO
             AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS















                                 [INSERT GRAPH]














THE PERIOD ENDED ON A VERY STRONG NOTE WITH THE SECOND QUARTER PROVING TO BE THE STRONGEST QUARTER FOR STOCKS SINCE EARLY 1987. ALTHOUGH LARGE STOCKS CONTINUED TO LEAD THE MARKET DURING THE QUARTER, SMALL- AND MEDIUM-SIZED COMPANIES ALSO PARTICIPATED IN THE UPTREND. MANY OF THESE STOCKS HAD BEEN MORIBUND FOR ROUGHLY A YEAR, AS INVESTORS INSTEAD PILED INTO THE BIG, LIQUID NAMES THAT COULD BE EXITED QUICKLY.

OUR BARBELL STRATEGY PAID GENUINE DIVIDENDS AND PRODUCED VERY RESPECTABLE RETURNS IN THE FACE OF TOUGH COMPETITION FROM THE S&P 500. FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997, THE GROWTH PORTFOLIO RETURNED 11.51%. THE S&P 500, BY COMPARISON, GAINED 20.61% FOR THE SAME PERIOD. MANY OF THE STOCKS WE OWNED WHEN PERFORMANCE WAS MEDIOCRE TURNED INTO TOP PERFORMERS ONCE MARKET PSYCHOLOGY SHIFTED. AS THE FAMOUS INVESTOR WARREN BUFFET HAS OFTEN SAID, IN THE SHORT RUN THE MARKET IS A VOTING MACHINE, BUT IN THE LONG RUN IT IS A WEIGHING MACHINE, MEANING THAT OVER TIME THE "WEIGHT" OF EARNINGS WILL ULTIMATELY DETERMINE THE LEVEL OF STOCK PRICES.

THE GROWTH PORTFOLIO STILL CONTAINS SIGNIFICANT POSITIONS IN SEVERAL BROAD CATEGORIES, INCLUDING FINANCIAL, TECHNOLOGY, TELECOMMUNICATIONS, PHARMACEUTICALS, HEALTH CARE, AND RETAILERS. THESE ARE AREAS WHERE EARNINGS GROWTH IS MOST DYNAMIC. I ALSO ADDED A SMALL ENERGY COMPONENT DURING THE SECOND QUARTER BECAUSE I AM BECOMING MORE CONVINCED THAT DEMAND IS GROWING AT A TREMENDOUS RATE AND VALUATIONS AMONG ENERGY STOCKS, ESPECIALLY THE OIL SERVICE STOCKS, ARE STILL FAIRLY REASONABLE.

AMONG OUR TECHNOLOGY STOCKS, MICROSOFT CORPORATION, DELL COMPUTER CORPORATION, CISCO SYSTEMS, INC., AND LUCENT TECHNOLOGIES, INC. WERE ALL STANDOUTS. OUR DRUG STOCKS ALSO PRODUCED GOOD RETURNS THIS QUARTER, WARNER-LAMBERT COMPANY AND ELI LILLY & COMPANY IN PARTICULAR.

DURING THE QUARTER, I TOOK PROFITS IN NIKE, INC. WHEN EARNINGS GROWTH BEGAN TO SLOW, AND REDUCED OUR POSITION IN WELLS FARGO & COMPANY SLIGHTLY AFTER IT BECAME CLEAR THE INTEGRATION OF FIRST INTERSTATE WOULD TAKE LONGER THAN WE EXPECTED. I ALSO TRIMMED PARAMETRIC TECHNOLOGY COMPANY, A LARGE DEVELOPER OF COMPUTER-AIDED DESIGN AND MANUFACTURING SOFTWARE, AT A LOSS. SALES WERE SLOWING IN THE JAPANESE MARKET, AND IT BECAME APPARENT THAT DASSAULT SYSTEMS, A FRENCH COMPETITOR, WAS DOING A GOOD JOB THERE.

AS WE ENTER THE THIRD QUARTER, VOLATILITY COULD BECOME THE NAME OF THE GAME FOR STOCKS. THE KEY, OF COURSE, IS INTEREST RATES. IF WE CANNOT CONTINUE TO OFFSET WAGE PRESSURE WITH INCREASED OPERATING EFFICIENCIES, WE COULD SEE A PICK-UP IN INFLATION AND A RISE IN RATES. THE LABOR MARKET IN THE U.S. IS TIGHT, AND THERE IS A QUESTION AS TO HOW INTERCHANGEABLE OVERSEAS LABOR IS WITH THAT IN THE U.S., ESPECIALLY IN HIGHLY SKILLED POSITIONS. A TIGHT LABOR MARKET AFFECTS COMPANIES' PROFITABILITY ON A MICRO-LEVEL AND AFFECTS THE ECONOMY ON A MACRO-LEVEL. BUT ABSENT SIGNIFICANT WAGE PRESSURES, I THINK THE FINANCIAL MARKETS SHOULD CONTINUE TO MAKE PROGRESS, ESPECIALLY IF EARNINGS REMAIN ROBUST. OUR BARBELL STRATEGY IS DESIGNED TO ALLOW US GOOD PARTICIPATION IN THE MARKET'S GAINS, WHILE MITIGATING DOWNSIDE RISK IF WE GET ANY NEGATIVE SURPRISES.



[GRAPHIC OMITTED]                                       [GRAPHIC OMITTED]
                                                        SCOTT W. SCHOELZEL
                                                        GROWTH PORTFOLIO
                                                        PORTFOLIO MANAGER


           This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                                     INC.
SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO AND THE MERRILL LYNCH 1-10 YEAR
                             GOVERNMENT BOND INDEX















                                [INSERT GRAPH]













INTEREST RATES FLUCTUATED THROUGHOUT THE FIRST SIX MONTHS OF 1997 AS THE MARKET ATTEMPTED TO ASSESS THE STRENGTH OF THE ECONOMY, DETERMINE THE EXTENT OF INFLATION CONCERNS (INCLUDING WAGE PRESSURES), AND PREDICT POTENTIAL FEDERAL RESERVE BOARD ACTION. IN FACT, THE FED TIGHTENED MONETARY POLICY IN LATE MARCH WITH A 25-BASIS-POINT INCREASE IN THE FED FUND TARGET RATE TO 5.50%, THE FIRST POLICY ACTION SINCE AN EASING IN JANUARY 1996. THE INTEREST RATE ENVIRONMENT IN THE FIRST HALF OF 1997 RESULTED IN BOND PRICE DECLINES BEING SLIGHTLY GREATER THAN COUPON RETURNS, AND THE GENERAL BOND MARKET PERFORMANCE RELATIVELY WEAK COMPARED TO EQUITY MARKET RETURNS.

FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997, THE SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO RETURN OF 2.51%, MODESTLY LAGGING THE 2.74% RETURN FOR OUR BENCHMARK, THE MERRILL LYNCH 1-10 YEAR GOVERNMENT BOND INDEX. THIS PERFORMANCE WAS INDICATIVE OF THE GENERAL BOND MARKET AS MEASURED BY INDEXES SUCH AS THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX, WHICH RETURNED 2.83% YEAR TO DATE. THE PORTFOLIO'S TOTAL RETURN OF (0.06)% FOR THE FIRST QUARTER APPROXIMATELY MATCHED THE PERFORMANCE LEVEL OF THE BENCHMARK INDEX, WITH THE SECOND QUARTER TOTAL RETURN OF 2.57%, ALTHOUGH STRONG ON AN ABSOLUTE BASIS, MARGINALLY BELOW THE 2.78% RETURN OF THE INDEX.

THE PORTFOLIO'S INVESTMENT OBJECTIVE CALLS FOR AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL WHILE MAINTAINING A MAJORITY OF HOLDINGS IN U.S. GOVERNMENT SECURITIES. THIS CONSERVATIVE ORIENTATION LIMITS THE NUMBER OF OPTIONS AVAILABLE TO ENHANCE PERFORMANCE. RETURNS WERE IMPROVED SOMEWHAT, HOWEVER, BY INCREMENTAL YIELDS FROM ALLOCATIONS TO SPREAD PRODUCT SUCH AS HIGH QUALITY CORPORATE, SUPRANATIONAL, ASSET-BACKED, AND MORTGAGE-BACKED SECURITIES. PERFORMANCE WAS ALSO ENHANCED BY KEEPING THE DURATION SHORTER THAN THE INDEX, WHICH REDUCED THE IMPACT OF PRINCIPAL DECLINES IN THE RISING RATE ENVIRONMENT OF THE FIRST QUARTER. OUR CONTINUED DEFENSIVE STANCE INTO THE SECOND QUARTER, HOWEVER, HAMPERED RELATIVE PERFORMANCE AS THE BOND MARKET RALLIED FROM APRIL THROUGH JUNE.

TRANSACTION ACTIVITY DURING THE PERIOD MAINTAINED THE PORTFOLIO'S DURATION IN A RANGE GENERALLY BETWEEN 80% AND 100% OF THE INDEX. AT THE END OF THE PERIOD THE PORTFOLIO'S DURATION WAS APPROXIMATELY 93% OF THE INDEX, COMPARED TO 95% AT MARCH 31, 1997, AND 96% AT YEAR END, WHILE AVERAGE MATURITY, AT APPROXIMATELY FOUR YEARS, RESTED NEAR THE MID-POINT OF ITS 1-7 YEAR PERMISSIBLE RANGE.

LOOKING FORWARD, THE PORTFOLIO REMAINS POSITIONED TO BENEFIT PRIMARILY FROM INTEREST INCOME, RATHER THAN PRICE CHANGES, AND HAS THE FLEXIBILITY TO ADJUST QUICKLY TO CHANGES FROM OUR PRESENT NEUTRAL INTEREST RATE OUTLOOK. THE MATURITY STRUCTURE IS SOMEWHAT BIASED TOWARD A BARBELL, WHICH POSITIONS THE PORTFOLIO TO BENEFIT FROM A FLATTENING YIELD CURVE ENVIRONMENT. OUR EXPECTATION IS FOR A CONTINUATION OF A BROAD TRADING RANGE ENVIRONMENT, AS THE MAJOR BOND MARKET FACTORS PRESENTLY APPEAR MIXED, WITH THE POSITIVE IMPACT OF A FAVORABLE INFLATION BACKDROP OFFSET BY THE RISK OF A PICK-UP IN THE PACE OF ECONOMIC ACTIVITY.




[GRAPHIC OMITTED]          [GRAPHIC OMITTED]          [GRAPHIC OMITTED]
                           CLIFFORD A. SHEETS          JARRELL D. FREY
                            SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO
                                      CO-PORTFOLIO MANAGERS


           This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
GLOBAL PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                             INC. GLOBAL PORTFOLIO
           AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX















                                 [INSERT GRAPH]

















GLOBAL EQUITY MARKETS MOVED PROGRESSIVELY HIGHER DURING THE PERIOD, BUT NOT WITHOUT ADDITIONAL VOLATILITY. FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997, THE PORTFOLIO OUTPERFORMED ITS BENCHMARK INDEX, RETURNING 16.97% VERSUS A GAIN OF 15.61% FOR THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX. DOMESTIC EQUITIES STAGED A DRAMATIC REBOUND DURING THE SECOND QUARTER. AS INDICATIONS OF SLOWER U.S. ECONOMIC GROWTH BEGAN TO UNFOLD, LONG-TERM INTEREST RATES MOVED LOWER, FURTHER BOLSTERING EQUITY VALUATIONS. INTERNATIONAL MARKETS, TOO, POSTED GENERALLY POSITIVE RESULTS FOR THE PERIOD. AFTER A ROUGH START EARLY IN THE YEAR, JAPANESE EQUITIES MADE STEADY PROGRESS, HELPED BY LOW INTEREST RATES AND THE DOLLAR'S RELATIVE STRENGTH AGAINST THE YEN. MEANWHILE, EQUITY MARKETS ACROSS EUROPE RETURNED SOLID RESULTS. THE UK MARKETS RALLIED ON THE PROSPECTS OF LOWER INFLATION AND LONG-TERM RATES WHILE BOTH THE GERMAN AND FRENCH EQUITY MARKETS LOGGED STEADY RESULTS, DESPITE THE UNCERTAIN FUTURE OF THE EUROPEAN MONETARY UNION.

A MAJORITY OF THE PORTFOLIO'S ASSETS REMAIN INVESTED IN EUROPE. CURRENTLY, A MAJOR RESTRUCTURING PROCESS IS SWEEPING ACROSS THE CONTINENT AS COMPANIES STRIVE TO BECOME MORE COMPETITIVE IN A GLOBAL ENVIRONMENT. MORE AND MORE COMPANIES ARE "AMERICANIZING" THEIR OPERATIONS, FOCUSING ON PROFITABILITY AND SHAREHOLDER VALUE. THIS OFTEN INVOLVES REINVESTING CAPITAL IN A COMPANY'S MOST PROFITABLE BUSINESS LINES WHILE DIVESTING OR SPINNING OFF THE LEAST PROFITABLE AREAS AND "DOWNSIZING" STAFF. SOME OF OUR STOCKS OF COMPANIES UNDERGOING RESTRUCTURING INCLUDE PHILIPS ELECTRONICS N.V., RHONE-POULENC, AND VOLKSWAGEN AG.

DURING THE PERIOD, WE TOOK ADVANTAGE OF MARKET VOLATILITY TO TRADE SEVERAL POSITIONS. THE EXTREME SELL-OFF IN U.S. TECHNOLOGY COMPANIES CREATED NUMEROUS VALUATION OPPORTUNITIES, SO WE LOOKED FOR COMPANIES WITH SOLID EARNINGS. CISCO SYSTEMS AND COMPUTER SCIENCES SEEM OVERSOLD DURING THE CORRECTION, AND OFFERED COMPELLING VALUATIONS BASED ON THEIR EARNINGS EXPECTATIONS. BOTH QUICKLY APPRECIATED, AND WERE SOLD WHEN THEY REACHED OUR TARGET PRICES. BRITISH-
BASED RENTOKIL INITIAL, WHICH PROVIDES INDUSTRIAL SERVICES, INCLUDING FACILITIES CLEANING, HOSPITAL WASTE DISPOSAL, AND LANDSCAPING WAS ANOTHER SUCCESSFUL TRADE.

WHILE MANY HOLDINGS IN THE PORTFOLIO APPRECIATED, WE DID EXPERIENCE A FEW DISAPPOINTMENTS. AKZO NOBEL, A GERMAN CHEMICAL COMPANY, REPORTED A MILD EARNINGS DISAPPOINTMENT, AND AS THE STOCK TRADED DOWN WE TRIMMED THE POSITION. ADDITIONALLY, IKON OFFICE SOLUTIONS, AN OFFICE PRODUCTS SUPPLIER, WAS SOLD AFTER REPORTING DISAPPOINTING EARNINGS.

OVERALL, I AM OPTIMISTIC ABOUT THE INVESTMENT OPPORTUNITIES AVAILABLE ABROAD. BY STICKING TO OUR STRENGTHS AND UNDERSTANDING THE EARNINGS POTENTIAL FOR EACH COMPANY THAT WE INVEST IN, WE CAN TAKE ADVANTAGE OF THE INEFFICIENCIES PRESENT IN GLOBAL MARKETS, AND CAN BENEFIT FROM A DISCIPLINED INVESTMENT APPROACH BASED ON INTENSIVE, FUNDAMENTAL ANALYSIS. ULTIMATELY, I BELIEVE WE WILL CONTINUE TO BE REWARDED BY OWNING COMPANIES WITH STRONG EARNINGS GROWTH POTENTIAL, REGARDLESS OF THEIR GEOGRAPHIC LOCATION.


[GRAPHIC OMITTED]                                    [GRAPHIC OMITTED]
                                                     HELEN YOUNG HAYES
                                                     GLOBAL PORTFOLIO
                                                     PORTFOLIO MANAGER


This material must be preceded or accompanied by the Fund's current prospectus.
      Foreign securities involve special risks described in the prospectus that should be considered carefully before investing.

WRL SERIES FUND, INC.
STRATEGIC TOTAL RETURN PORTFOLIO (1)
PORTFOLIO MANAGERS' COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                    INC. STRATEGIC TOTAL RETURN PORTFOLIO,
THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS AND LEHMAN BROTHERS
                 GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX














                                 [INSERT GRAPH]

















THE STRATEGIC TOTAL RETURN PORTFOLIO IS MANAGED USING A TOTAL RETURN APPROACH WHICH EMPHASIZES CAPITAL APPRECIATION, INCOME GENERATION, AND REDUCTION OF EXCESSIVE VOLATILITY. IN ORDER TO ATTAIN THE DESIRED RISK/REWARD PROFILE, THE PORTFOLIO INVESTS IN A BLEND OF COMMON STOCKS, CONVERTIBLE SECURITIES, GOVERNMENT AND CORPORATE BONDS, AND CASH. FOR THE SIX MONTHS ENDED JUNE 30, 1997, THE STRATEGIC TOTAL RETURN PORTFOLIO RETURNED 13.75%. BY COMPARISON, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS ROSE 20.61% AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX RETURNED 2.83% FOR THE SAME PERIOD. AT PERIOD'S END, THE ASSET MIX FOR THE PORTFOLIO WAS 68.1% STOCKS, 11.9% CONVERTIBLE SECURITIES, 14.3% CORPORATE BONDS, 3.9% U.S. TREASURY BONDS, AND 1.8% CASH EQUIVALENTS.

THE FIRST HALF OF 1997 WAS A GOOD PERIOD FOR THE STRATEGIC TOTAL RETURN PORTFOLIO TO EXHIBIT ITS ATTRACTIVENESS IN VARYING MARKET ENVIRONMENTS. THE STOCK MARKET KICKED OFF 1997 WITH A ROBUST START BUT, IN THE FACE OF RISING INTEREST RATES, ENDED UP POSTING A SHARP DECLINE IN THE FINAL MONTH OF THE FIRST QUARTER. THEN, AS PRESSURE ON INTEREST RATES BEGAN TO ABATE, THE OVERWHELMING DEMAND FACTORS THAT HAVE DOMINATED THE EQUITY MARKETS DURING MOST OF THE 1990'S (MUTUAL FUND PURCHASES, MERGERS, SHARE REPURCHASES) KICKED INTO HIGH GEAR AND DROVE STOCK PRICES STEADILY HIGHER INTO JUNE. THE STOCKS OF LARGE COMPANIES CONTINUED TO DRAMATICALLY OUTPERFORM SMALLER COMPANIES AND CONSUMER, FINANCE, HEALTHCARE, AND TECHNOLOGY STOCKS POSTED ESPECIALLY IMPRESSIVE GAINS. ENERGY AND UTILITY STOCKS WERE LAGGARDS. INTEREST RATES OVER THE PERIOD WERE FAIRLY VOLATILE BUT, ON JUNE 30, STOOD ONLY MODESTLY ABOVE YEAR-END 1996 LEVELS.

AS A PERCENTAGE OF ITS EQUITY INVESTMENTS, THE PORTFOLIO WAS OVERWEIGHTED IN THREE - CONSUMER, FINANCE AND HEALTHCARE - OF THE TOP FOUR PERFORMING MARKET SECTORS. AT THE SAME TIME, THE PORTFOLIO HAD LIMITED INVESTMENTS IN THE LACKLUSTER COMMUNICATIONS AND UTILITY GROUPS. WE DID HAVE A SIZABLE EXPOSURE TO THE ENERGY SECTOR WHICH DAMPENED ABSOLUTE RETURNS, BUT THE HIGH STABLE DIVIDEND YIELDS MAKE THIS SECTOR A VALUABLE RISK-MANAGEMENT GROUP. OUR HIGH-QUALITY CONSUMER HOLDINGS PLAYED AN IMPORTANT ROLE WITH FOUR POSITIONS GAINING AT LEAST 25% - COLGATE-PALMOLIVE COMPANY, H.J. HEINZ COMPANY, PEPSICO, INC., AND PROCTOR & GAMBLE COMPANY. AMONG OUR MID-SIZED COMPANY INVESTMENTS, THE SHARES OF TEMPORARY STAFFING LEADER MANPOWER ROSE DRAMATICALLY.

THE STRATEGIC TOTAL RETURN PORTFOLIO IS DEDICATED TO A DISCIPLINED PHILOSOPHY OF CONTROLLING RISK THROUGH A BLEND OF ASSET CLASSES AND A FOCUSED SECURITY-VALUATION METHODOLOGY. THE REWARD PORTION OF THE RISK/REWARD FORMULA IS DRIVEN BY AN ACTIVE PURSUIT OF INVESTING IN SECURITIES OF COMPANIES WITH STRONG BALANCE SHEETS, ESTABLISHED AND DEFENSIBLE FRANCHISES, AND CONSISTENT GROWTH PROSPECTS. WE BELIEVE SUCH AN APPROACH IS APPROPRIATE FOR MOST PARTS OF THE BUSINESS CYCLE INCLUDING OUR CURRENT OUTLOOK FOR MODERATE ECONOMIC GROWTH AND LOW INTEREST RATES. OVERALL, WE THINK BY INVESTING IN A BLEND OF INCOME-PRODUCING STOCKS AND BONDS, THE PORTFOLIO OFFERS AN ATTRACTIVE VEHICLE TO PARTICIPATE IN THE REWARDS OF EQUITY INVESTING WHILE REDUCING EXPOSURE TO SHORT-TERM VOLATILITY.





[GRAPHIC OMITTED]             [GRAPHIC OMITTED]               [GRAPHIC OMITTED]
                                  LUTHER KING                 SCOT C. HOLLMANN
                                       STRATEGIC TOTAL RETURN PORTFOLIO
                                           CO-PORTFOLIO MANAGERS


(1) Prior to May 1, 1997, this Portfolio was named Equity-Income Portfolio.


           This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
EMERGING GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                         INC. EMERGING GROWTH PORTFOLIO
             AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS

















                                 [INSERT GRAPH]


















THE EMERGING GROWTH PORTFOLIO RETURNED 8.62% FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997. BY COMPARISON, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS GAINED 20.61% FOR THE SAME PERIOD. INDEED, THE PORTFOLIO TRAILED MOST MAJOR COMPARABLE INDEXES AS THE MARKET CONTINUED ITS PREFERENCE FOR LARGER, CONSISTENT GROWTH COMPANIES RATHER THAN THE SMALL- AND MID-CAPITALIZATION HIGH GROWTH COMPANIES IN THE PORTFOLIO.

THE INVESTMENT STYLE BEING EMPLOYED IN EMERGING GROWTH PORTFOLIO IS A "BOTTOM UP" APPROACH WHICH FOCUSES ON STOCK SELECTION RATHER THAN "MARKET TIMING" OR "SECTOR ROTATION." THE GOAL IS TO PICK THE BEST STOCKS IN EACH SECTOR. USUALLY THE PORTFOLIO REMAINS FULLY INVESTED AND RISK IS CONTROLLED BY MAINTAINING A BROADLY DIVERSIFIED LIST OF STOCKS. THIS INVESTMENT STYLE IS DESIGNED TO DELIVER CONSISTENT RESULTS.

STOCKS ARE SELECTED BASED ON TWO KEY CRITERIA: RISING EARNINGS ESTIMATES AND IMPROVING VALUATIONS. WE BELIEVE THESE KINDS OF COMPANIES HAVE THE POTENTAL TO DELIVER UPSIDE EARNINGS SURPRISES. INVESTMENTS ARE MADE IN GROWTH COMPANIES IN EACH SECTOR THAT MEET THE BUY CRITERIA.

THIS PERIOD, ALTHOUGH THE BEST PERFORMING AND WORST PERFORMING STOCKS FOR THE PORTFOLIO CAME FROM MANY DIFFERENT SECTORS, THE BEST PERFORMING GROUP OVERALL WAS FINANCE WHILE CONSUMER SERVICES WAS THE WORST. NO GROUP HAS ASSUMED THE LEADERSHIP ROLE. THE BIGGEST GAINERS HELD DURING THE ENTIRE FIRST HALF WERE:
DELL COMPUTER CORPORATION, APPLIED MATERIALS, INC., COMPUWARE CORPORATION, EVERGREEN MEDIA CORPORATION, AND MEDICIS PHARMACEUTICAL CORPORATION.

IN GENERAL, THE RELATIVE VALUATIONS OF EMERGING GROWTH STOCKS VERSUS LARGER COMPANIES HAVE FALLEN FROM THE HIGH END TO THE LOW END OF THE TYPICAL RANGE. LOOKING FORWARD, WHILE I BELIEVE THE EMERGING GROWTH STOCK SECTOR APPEARS POISED FOR A REBOUND, I ALSO THINK IT HAS BECOME A STOCK PICKERS' MARKET RATHER THAN A SECTOR BETTING MARKET, WHICH COULD BENEFIT THE EMERGING GROWTH PORTFOLIO.



[GRAPHIC OMITTED]                                  [GRAPHIC OMITTED]
                                                     GARY M. LEWIS
                                                 EMERGING GROWTH PORTFOLIO
                                                    PORTFOLIO MANAGER


           This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                       INC. AGGRESSIVE GROWTH PORTFOLIO,
THE VALUE LINE (ARITHMETIC) INDEX AND THE STANDARD & POOR'S INDEX OF 500 COMMON
                                    STOCKS















                                 [INSERT GRAPH]















WHILE THE FIRST HALF OF 1997 PRODUCED IMPRESSIVE GAINS ACROSS THE BOARD, THE DISCREPANCY BETWEEN THE FIRST QUARTER'S MODEST TO POOR SHOWINGS AND THE SECOND QUARTER'S BLOCKBUSTER RESULTS DEMONSTRATED THE ROAD WAS NOT A SMOOTH ONE. DESPITE A STRONG JANUARY, THE FIRST QUARTER WAS EXTREMELY CHALLENGING FOR GROWTH MANAGERS AS THE TREND TOWARD BLUE-CHIP TYPE STOCKS WITH PREDICTABLE EARNINGS CONTINUED. THIS TREND, WHICH BEGAN IN THE SECOND QUARTER OF 1996, WAS IN RESPONSE TO THE OVERRIDING CONCERN OF INVESTORS THAT THE ECONOMY WAS GROWING TOO QUICKLY AND WOULD TOUCH OFF A SERIES OF PREEMPTIVE STRIKES ON INFLATION BY THE FEDERAL RESERVE.

THESE CONCERNS CAUSED THE STOCK MARKET TO BEHAVE ERRATICALLY DURING THE FIRST QUARTER, PARTICULARLY IN THE GROWTH STOCK ARENA. THE VOLATILITY WAS EVEN MORE PRONOUNCED IN THE SMALL-CAP SECTOR. THE RUSSELL 2000 INDEX, FOR EXAMPLE, WAS DOWN 10.5% FOR THE FIRST THREE MONTHS COMPARED TO GAINS IN EXCESS OF 2.5% ON BOTH THE DOW JONES INDUSTRIAL AVERAGE AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS. FOR ITS PART, THE AGGRESSIVE GROWTH PORTFOLIO, CLEARLY HURT BY ITS SMALLER CAP HOLDINGS, DECLINED SLIGHTLY DURING THE FIRST QUARTER. FEBRUARY WAS AN ESPECIALLY DIFFICULT MONTH, WITH UNSEASONABLY WARM WEATHER CAUSING OIL STOCK HOLDINGS TO DECLINE AND A POORLY PERFORMING NETWORKING SECTOR NEGATIVELY IMPACTING SEVERAL TECHNOLOGY HOLDINGS.

BY THE END OF THE FIRST QUARTER, MULTIPLES OF QUALITY GROWTH STOCKS HAD COMPRESSED TO THE POINT WHERE THESE STOCKS WERE ACTUALLY SELLING AT A DISCOUNT TO THE BROADER MARKET. WE CONCLUDED, HOWEVER, THAT THIS DROP IN MULTIPLES DID NOT REFLECT DETERIORATING COMPANY FUNDAMENTALS, BUT TEMPORARY NEGATIVE INVESTOR PSYCHOLOGY. AND AS ECONOMIC DATA CAME IN THROUGHOUT THE QUARTER INDICATING THE ECONOMY WAS IN FACT SLOWING AND THAT INFLATION WAS NOT AN IMMINENT PROBLEM, MARKET PSYCHOLOGY DID INDEED BEGIN TO IMPROVE.

AS INVESTOR CONFIDENCE STARTED TO REBUILD, PREMIUMS FOR QUALITY GROWTH STOCKS BEGAN TO EXPAND WHICH, COUPLED WITH STRONG EARNINGS, HELPED THE AGGRESSIVE GROWTH PORTFOLIO TO REBOUND SIGNIFICANTLY FROM THE FIRST QUARTER. ALTHOUGH ON A RELATIVE BASIS, THE PORTFOLIO RETURNED 14.83% TRAILING THE S&P 500 INDEX RETURN OF 20.61 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997, WE ARE PLEASED WITH ITS OVERALL PERFORMANCE IN WHAT HAS PROVEN TO BE A CHALLENGING PERIOD FOR GROWTH STOCKS.

ALTHOUGH MOST SECTORS PERFORMED WELL DURING THE SECOND QUARTER, THE PORTFOLIO'S 8.3% STAKE IN COMMUNICATIONS AND COMMUNICATIONS EQUIPMENT STOOD OUT IN PARTICULAR, WITH HOLDINGS LIKE TELLABS, INC., WORLDCOM, INC., CISCO SYSTEMS, INC., NOKIA, AND MOTOROLA, INC. LEADING THE WAY. AT PRESENT, THE PORTFOLIO REMAINS WELL-DIVERSIFIED WITH PHARMACEUTICALS, SEMICONDUCTOR, AND RETAILING REPRESENTING THE MOST HEAVILY WEIGHTED SECTORS.

LOOKING AHEAD, WE BELIEVE THAT INVESTORS WILL CONTINUE THEIR RETURN TO GROWTH STOCKS AS CONCERNS ABOUT INTEREST RATES WANE. THIS COULD VERY WELL LEAD TO SOME DRAMATIC RESULTS OVER THE SECOND HALF OF THE YEAR. WE ARE ENCOURAGED BY THIS REVERSAL OF NEGATIVE INVESTOR PSYCHOLOGY TOWARD GROWTH STOCKS AND EXCITED BY THE FACT THAT THERE IS STILL A LONG WAY TO GO UNTIL THESE EXPLOSIVE STOCKS ARE FAIRLY VALUED RELATIVE TO THE BROAD MARKET.



[GRAPHIC OMITTED]                                 [GRAPHIC OMITTED]
                                                   DAVID D. ALGER
                                         PRESIDENT, FRED ALGER MANAGEMENT, INC.

           This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
BALANCED PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                           INC. BALANCED PORTFOLIO,
THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS AND LEHMAN BROTHERS
                 GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX
















                                 [INSERT GRAPH]












THE BALANCED PORTFOLIO FINISHED THE PERIOD ON A STRONG NOTE, GAINING 8.87% IN THE SECOND QUARTER. FOR THE FULL SIX MONTH PERIOD ENDED JUNE 30, 1997, THE PORTFOLIO PROVIDED A 7.85% TOTAL RETURN. BY COMPARISON, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS GAINED 20.61% AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX WAS UP 2.83% FOR THE SAME SIX MONTHS. THE BALANCED PORTFOLIO'S ASSET ALLOCATION AT PERIOD'S END WAS 59.7% IN COMMON STOCKS, 6.0% IN CONVERTIBLE PREFERRED STOCKS, 31.8% IN U.S. TREASURIES, AND 2.5% INTEREST BEARING CASH RESERVES.

COMMON STOCKS MOVED UP VIGOROUSLY DURING THE SECOND QUARTER WITH THE S&P 500 GAINING A STUNNING 17.46%. FOR PERSPECTIVE, AS OF JUNE 30 THE TOP 42 COMPANIES BY MARKET CAP ($40 BILLION OR GREATER MARKET CAP) IN THE INDEX WERE UP 29% FOR THE YEAR, WHILE THE BOTTOM 250 STOCKS WERE UP ONLY 9.5% FOR THE SAME PERIOD. CLEARLY, THE PERFORMANCE OF THE UNMANAGED MARKET AVERAGES HAS BEEN DRIVEN VERY HARD BY THE LARGE CAPITALIZED COMPANIES.

FOR THEIR PART, THE COMMON STOCKS IN THE BALANCED PORTFOLIO MOVED UP 12.0% (EXCLUDING DIVIDENDS) DURING THIS STRONG SECOND QUARTER. ONLY 12 COMPANIES OUT OF THE TOTAL 48 EQUITY HOLDINGS FALL INTO THIS "LARGE" CATEGORY OF $40 BILLION MARKET CAPITALIZATION OR GREATER. IN OTHER WORDS, THIS ALLOCATION TO THE VERY LARGEST OF THE LARGE-CAP COMPANIES REPRESENTS A LITTLE OVER ONE QUARTER OF THE EQUITY NAMES AND 26% OF THE COMMON STOCK SHARE OF THE PORTFOLIO. MOREOVER, IN PURSUING A VALUE STRATEGY, WE ARE FURTHER CONSTRAINED FROM "CHASING" THOSE STOCKS WHICH ARE NOW TO US CLEARLY PRICED AT LEVELS THAT EVEN MAKE MANY SEASONED GROWTH MANAGERS WEAK IN THE KNEES.

CURRENTLY, THE PORTFOLIO CONTAINS 48 COMMON STOCKS REPRESENTING 13 SECTORS WITH NO SINGLE STOCK ACCOUNTING FOR MORE THAN 1.6% OF THE ENTIRE PORTFOLIO. ALSO, NO DERIVATIVE SECURITIES ARE PRESENT IN THE PORTFOLIO. OVERALL PORTFOLIO YIELD WAS 4.2% ON JUNE 30.

THE BOND MARKET, MEANWHILE, RALLIED TOWARDS THE END OF THE PERIOD, PROVIDING A POSITIVE TOTAL RETURN FOR THE CLASS COMPARED WITH NEGATIVE RETURNS IN THE FIRST QUARTER. AT THE CLOSE OF THE PERIOD, THE PORTFOLIO'S BOND DURATION WAS 5.82 YEARS WITH AN AVERAGE LIFE OF 9.5 YEARS. YIELD FOR THE BONDS IN THE PORTFOLIO WAS 6.73%, AND YIELD TO MATURITY REGISTERED 6.23%.

WE BELIEVE THAT THE SECOND QUARTER PERFORMANCE PROVIDED REASONABLE MARKET PARTICIPATION WHILE AT THE SAME TIME PROVIDING MEANINGFUL DOWNSIDE PROTECTION GIVEN BOTH THE ASSET ALLOCATION AND THE UNDERLYING VALUE DISCIPLINE IN OUR EQUITY SELECTION.




[GRAPHIC OMITTED]                             [GRAPHIC OMITTED]
                                              MICHAEL VAN METER
                                              BALANCED PORTFOLIO
                                              PORTFOLIO MANAGER



           This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
GROWTH & INCOME PORTFOLIO (1)
PORTFOLIO MANAGER'S COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                        INC. GROWTH & INCOME PORTFOLIO,
THE DOW JONES UTILITIES AVERAGE INDEX, AND THE STANDARD & POOR'S INDEX OF 500
                                 COMMON STOCKS

















                                 [INSERT GRAPH]














FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997, THE GROWTH & INCOME PORTFOLIO POSTED A TOTAL RETURN OF 8.93%. BY COMPARISON, THE DOW JONES UTILITY AVERAGE RETURNED (0.38)%, THE S&P UTILITY RETURNED 2.31%, WHILE THE STANDARD & POORS INDEX OF 500 COMMON STOCKS GAINED 20.61%. THE SECOND QUARTER MARKED THE BEGINNING OF A SIGNIFICANT TRANSITION FOR THE PORTFOLIO. AS OF MAY 1, THE OBJECTIVE OF THE PORTFOLIO WAS CHANGED TO ONE WHICH SEEKS TOTAL RETURNS BY INVESTING IN SECURITIES AND SECTORS THAT HAVE DEFENSIVE CHARACTERISTICS. WE ALSO WILL STRIVE TO GENERATE ABOVE-AVERAGE RETURNS OVER FULL STOCK MARKET CYCLES.

IN LINE WITH THIS NEWLY BROADER OBJECTIVE FOR THE GROWTH & INCOME PORTFOLIO, WE ARE REDUCING THE EXPOSURE TO UTILITIES AND ARE ADDING TO OTHER SECTORS THAT OUR RESEARCH INDICATES HAVE HISTORICALLY BEEN DEFENSIVE IN WEAK STOCK MARKETS. THE HOLDINGS SHOULD PROVIDE ABOVE-AVERAGE CURRENT INCOME AND APPRECIATION POTENTIAL, IN OUR OPINION.

FOR EXAMPLE, REAL ESTATE INVESTMENT TRUSTS OFFER AN OPPORTUNITY TO BENEFIT FROM THE RECOVERY IN REAL ESTATE IN ADDITION TO AN EMERGING INDUSTRY SHIFT FROM PRIVATE OWNERSHIP TO PUBLIC OWNERSHIP. ENERGY STOCKS ALSO WILL BE A LARGER PORTION OF THE PORTFOLIO FOR THEIR DEFENSIVE CHARACTERISTICS, ABOVE-AVERAGE DIVIDEND YIELDS, AND EXCELLENT GROWTH PROSPECTS. IN THE TRADITIONAL UTILITY SECTORS, WHERE WE CONTINUE TO INVEST AT LEAST 25% OF THE PORTFOLIO'S ASSETS, WE WILL TRY TO POSITION THE PORTFOLIO TO BENEFIT FROM INDUSTRY DEREGULATION. WE ARE EMPHASIZING COMPANIES WITH SKILLED MANAGEMENT WHO ACT IN THEIR SHAREHOLDERS' INTEREST.

SOME OF OUR SELECTED PURCHASES THIS PERIOD INCLUDE: U.S. TREASURY NOTES DUE IN 1999 WHICH YIELD 6.2% ON COST AND SHOULD PRODUCE A POSITIVE TOTAL RETURN EVEN UNDER QUITE BEARISH SCENARIOS OF EITHER SHARPLY HIGHER INTEREST RATES FROM RISING INFLATION OR A DECLINE IN PROFITS (AND, PRESUMABLY, STOCK PRICES) IN AN ECONOMIC RECESSION; BOSTON PROPERTIES, INC., A HIGH-QUALITY REIT THAT OWNS OFFICE PROPERTIES IN THE NORTHEAST, WHICH HAD A 6.5% DIVIDEND YIELD AND SUPERB PROPERTIES; AND MAPCO, INC., A DIVERSIFIED ENERGY COMPANY WITH A LARGE PIPELINE FOR LIQUEFIED NATURAL GAS.

WE ARE ENTHUSIASTIC ABOUT THE GROWTH & INCOME PORTFOLIO'S PROSPECTS. THE ADDITION OF DEFENSIVE HOLDINGS OUTSIDE THE UTILITY GROUP, AND THE UTILITIES' ATTRACTIVE VALUATION RELATIVE TO THE BROAD MARKET, SHOULD POSITION THE PORTFOLIO WELL FOR THE NEXT PHASE OF THE STOCK MARKET CYCLE.





[GRAPHIC OMITTED]                               [GRAPHIC OMITTED]
                                                 LINDA A. DUESSEL
                                                 GROWTH & INCOME PORTFOLIO
                                                 PORTFOLIO MANAGER

(1) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.

           This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
TACTICAL ASSET ALLOCATION PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                   INC. TACTICAL ASSET ALLOCATION PORTFOLIO,
THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS, AND THE LEHMAN BROTHERS
                 GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX















                                 [INSERT GRAPH]

















PARTICIPANTS IN THE U.S. EQUITY MARKET WERE TAKEN ON A ROLLER COASTER RIDE FOR THE FIRST HALF OF 1997. STOCKS, FUELED BY UPBEAT YEAR-END EARNINGS NUMBERS, LOW INTEREST RATES, AND CONTINUED INFLOWS INTO EQUITY MUTUAL FUNDS HAD A HEALTHY RISE IN JANUARY AND PART OF FEBRUARY. IN THE LATTER PART OF THE FIRST QUARTER, HOWEVER, SENTIMENT BECAME MUCH MORE ANXIOUS. THE FEDERAL RESERVE DID INDEED INCREASE RATES BY 25 BASIS POINTS ON MARCH 25, AND STOCKS CORRECTED EVEN FURTHER WITH THE STANDARD & POORS INDEX OF 500 COMMON STOCKS DECLINED NEARLY 10% FROM ITS FEBRUARY PEAK TO AN APRIL TROUGH.

AFTER THIS SHORT-TERM CORRECTION, HOWEVER, MARKET PARTICIPANTS PROMPTLY DROVE THE STOCK MARKET BACK TO ALL-TIME RECORDS. WITH ECONOMIC DATA SUGGESTING THAT THE RATE OF GROWTH IN THE U.S. ECONOMY WAS SLOWER IN THE SECOND QUARTER, THE THREAT OF INFLATION REMAINED LARGELY BENIGN. CORPORATE EARNINGS IN THE MEANTIME REMAINED SOLID AND MUTUAL FUND INFLOWS CONTINUED TO SET RECORDS. ALL TOGETHER, THE S&P 500 GAINED 17.46% GAIN IN THE SECOND QUARTER - ONE OF THE BEST QUARTERS EVER FOR THE INDEX. FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997, THE S&P 500 RETURNED 20.61%, WHILE BONDS, AS MEASURED BY THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX, GAINED 2.83%. IN THIS ENVIRONMENT, THE TACTICAL ASSET ALLOCATION PORTFOLIO ADVANCED 8.53%.

TO BE SURE, THE RECENT STRENGTH IN THE MARKET INDEXES HAS BEEN HIGHLY CONCENTRATED IN A RELATIVELY SMALL NUMBER OF "MEGA-CAP" STOCKS - THE LARGEST COMPANIES WITH THE LARGEST CAPITALIZATIONS AND HIGHEST AMOUNT OF MARKET LIQUIDITY. AS A RESULT, FUNDS AND PORTFOLIOS WHICH HAVE EMPHASIZED SMALL- AND MID-CAP NAMES HAVE LAGGED THE S&P 500, AND IN A RELATIVE SENSE, MANY OF THOSE WITH LARGE-CAP NAMES HAVE BEEN DISAPPOINTING AS WELL. IN OTHER WORDS, ONLY A MANAGER THAT EMPHASIZES PRICE MOMENTUM AND HAS CONCENTRATED HIS PORTFOLIO IN THE "MEGA-CAPS" WILL HAVE OUT-PERFORMED IN THE RECENT MARKET ENVIRONMENT.

OUR ALLOCATION TO STOCKS DID MOVE A BIT HIGHER THROUGHOUT THE PERIOD TO TAKE ADVANTAGE OF SELECTED OPPORTUNITIES, ENDING AT 59%, WHICH WE CONSIDER A NEUTRAL POSITIONING. WE BELIEVE THIS STANCE IS APPROPRIATE GIVEN THE CURRENT STATUS OF THE MARKET, AND IS CONSISTENT WITH OUR STATED OBJECTIVE AS MANAGERS - PRESERVATION OF CAPITAL AND COMPETITIVE INVESTMENT RETURNS.

OUR STOCK PICKING PHILOSOPHY ADHERES TO A VALUE DISCIPLINE. COMPANIES ARE SCRUTINIZED FOR THEIR GROWTH POTENTIAL, MARKET POSITIONING, AND STRATEGIC PLANNING, BUT ONLY THOSE STOCKS WITH LOWER AND/OR REASONABLE VALUATIONS (I.E., PRICE TO EARNINGS, PRICE TO CASH FLOW, PRICE TO BOOK VALUE) ARE CANDIDATES TO BE INCLUDED IN THE PORTFOLIO. EXAMPLES OF THESE KINDS OF STOCKS WOULD INCLUDE APPLIED MATERIALS, INC., THE LEADING MANUFACTURER OF SEMICONDUCTOR EQUIPMENT, GREEN TREE FINANCIAL CORPORATION, A FINANCIAL SERVICES FIRM WITH A LEADING POSITION IN PROVIDING CONSUMER LOANS FOR THE PURCHASE OF MANUFACTURED HOUSING, AND SEAGATE TECHNOLOGY INC., A MAKER OF HIGH-END DISK DRIVES AND OTHER DATA STORAGE PRODUCTS AND COMPONENTS.

OUR STOCK SELECTION PROCESS AND ASSET ALLOCATION MODELS HAVE PROVIDED LONG-TERM INVESTORS WITH RELATIVELY STABLE RETURNS THAT HAVE BEEN COMPETITIVE WITH THE MARKET INDEXES. GOING FORWARD, WE EXPECT OUR APPROACH TO CONTINUE TO REWARD INVESTORS WITH SOLID RISK-ADJUSTED RETURNS, WHILE PROVIDING DOWNSIDE PROTECTION IN TIMES OF MARKET INSTABILITY.




[GRAPHIC OMITTED]                      [GRAPHIC OMITTED]      [GRAPHIC OMITTED]
                                        ARVIND SACHDEVA        JOHN C. RIAZZI
                                         TACTICAL ASSET ALLOCATION PORTFOLIO
                                                CO-PORTFOLIO MANAGERS


           This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
C.A.S.E. GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                                      INC.
            C.A.S.E. GROWTH PORTFOLIO, AND THE WILSHIRE 5000 INDEX
















                                 [INSERT GRAPH]














OVER THE PAST SEVERAL QUARTERS, THE MARKET BREADTH IN GENERAL HAS BEEN "NARROWLY" CONFINED TO THE LARGEST 25 NEW YORK STOCK EXCHANGE COMPONENTS. AS A CONSEQUENCE, LESS THAN 5% OF INVESTMENT MANAGERS HAVE PERFORMED IN LINE WITH THE MARKET AVERAGES.

GIVEN THAT THE OBJECTIVE OF THE C.A.S.E. GROWTH PORTFOLIO IS CAPITAL GROWTH THROUGH INVESTMENTS IN COMMON STOCKS OF SMALL TO MEDIUM-SIZED COMPANIES, THE PORTFOLIO HAS UNDERPERFORMED ITS BENCHMARK YEAR TO DATE. THE PORTFOLIO DID, HOWEVER, OUTPERFORM THE BROAD MARKET AVERAGES OVER THE PAST QUARTER IN BOTH UPSIDE AND DOWNSIDE ENVIRONMENTS. FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997, THE PORTFOLIO RETURNED 5.19%. BY COMPARISON, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS GAINED 20.61%, AND THE WILSHIRE 5000 INDEX GAINED 16.65% FOR THE SAME PERIOD. PRESENTLY, WE THINK THE PORTFOLIO HAS A RISK PROFILE WHICH IS LOWER THAN THE MARKET AVERAGES. WE WILL CONTINUE TO USE THE PROVEN, PATIENT STYLE THAT HAS SERVED US SO WELL OVER THE PAST SEVERAL YEARS.

FORTUNATELY, IT APPEARS TO US THAT STOCK MARKET APPETITES ARE BEGINNING TO SPREAD OUT TO INCLUDE THE UPPER TIER OF THE RANGE OF THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, AND TO A LESSER EXTENT, OVER-THE-COUNTER MARKETS. AT THE SAME TIME, THOUGH, INVESTORS CONTINUE TO "POUNCE" ON STOCKS WITH NEGATIVE EARNINGS SURPRISES. INTEL, THE BELLWETHER TECHNOLOGICAL LEADER, DID REPORT LOWER EARNINGS, BUT THEY WERE HIGHER THAN THE "WHISPER VALUE" EXPECTED BY MOST ANALYSTS.

ESSENTIALLY, WE CONTINUE TO SEE EVIDENCE OF A VERY ROBUST AND WELL-BEHAVED ECONOMY, WITH LOW INFLATION AND LOW INTEREST RATES. WE BELIEVE CORPORATE WILL PROFITABILITY CONTINUES TO RISE AND COMPANIES ARE, FOR THE MOST PART, REPORTING HIGHER THAN EXPECTED EARNINGS IN SEVEN OF OUR EIGHT CORE ECONOMIC SECTORS.



[GRAPHIC OMITTED]                            [GRAPHIC OMITTED]
                                              WILLIAM E. LANGE
                                              C.A.S.E. GROWTH PORTFOLIO
                                              PORTFOLIO MANAGER


           This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
GLOBAL SECTOR PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                                     INC.
GLOBAL SECTOR PORTFOLIO, FINANCIAL TIMES WORLD INDEX, AND THE LEHMAN HUTTON
                                  BOND INDEX
















                                 [INSERT GRAPH]
















THE GLOBAL SECTOR PORTFOLIO FOLLOWS AN ASSET ALLOCATION AND SECTOR ROTATION STRATEGY WHICH SHIFTS BETWEEN A WIDE RANGE OF ASSET CLASSES, AND WITHIN THEM, SECTORS. THE INVESTMENT OBJECTIVE IS CAPITAL GROWTH. FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997, THE PORTFOLIO GAINED 6.44%. BY COMPARISON, THE PORTFOLIO'S BENCHMARK, A 60% WEIGHTING IN THE FINANCIAL TIMES WORLD INDEX AND A 40% WEIGHTING IN THE LEHMAN HUTTON BOND INDEX, APPRECIATED 10.62% FOR THE SAME PERIOD. INDIVIDUALLY, THE FINANCIAL TIMES WORLD INDEX INCREASED 14.02%, WHILE THE LEHMAN HUTTON BOND INDEX WAS UP 5.52%.

THE PORTFOLIO BEGAN THE YEAR WITH A HIGH CASH POSITION, APPROXIMATELY 20%. OUR VALUATION MODEL AT THAT TIME INDICATED THE U.S. STOCK MARKET AND SEVERAL INTERNATIONAL MARKETS WERE OVER-PRICED. THIS POSITION PROVED TO BE PRUDENT, AS THESE MARKETS EXPERIENCED A MODEST "CORRECTION" DURING MARCH AND APRIL. IN LATE APRIL AND EARLY MAY, WE BEGAN TO INCREASE OUR EQUITY POSITIONS. IN THE U.S., WE TOOK POSITIONS IN SEVERAL INDUSTRIES THAT APPEARED TO BE ATTRACTIVELY PRICED COMPARED TO THEIR FAIR MARKET VALUES WHILE WE ADDED TO SEVERAL INTERNATIONAL POSITIONS.

IN ADDITION TO INCREASING OUR EQUITY EXPOSURE, WE ALSO REPLACED A NUMBER OF INDUSTRY HOLDINGS. THE PORTFOLIO CURRENTLY HAS POSITIONS IN THE FOLLOWING U.S.
INDUSTRIES: GOLD/PRECIOUS METALS AND MINING, DISTRIBUTORS (FOOD, HEALTH), FOODS, HEALTH CARE (DIVERSIFIED, DRUGS, HOSPITAL MANAGEMENT, LONG-TERM AND MANAGED CARE), RESTAURANTS, GAMING AND LOTTERY, COMPUTERS (NETWORKING, PERIPHERALS), ENTERTAINMENT, AIRLINES, AND TRUCKERS. SEVERAL OF THESE INDUSTRIES HAVE BEEN HIT HARD OVER THE LAST YEAR AND REPRESENT WHAT WE THINK ARE GOOD VALUES. THE REST WERE PURCHASED AT LOW LEVELS AND HAVE MAINTAINED LEADERSHIP CHARACTERISTICS.

WHILE OVERALL PERFORMANCE HAS BEEN POSITIVE IN MOST INTERNATIONAL EQUITY MARKETS, SINCE THE PORTFOLIO DOES NOT ENGAGE IN HEDGING ACTIVITIES, THE DOLLAR HAS NEGATED RETURNS. IT DID, HOWEVER, HELP PERFORMANCE DURING THE PAST FEW MONTHS AS THE DOLLAR REACHED A HIGH VERSUS THE YEN IN APRIL. CURRENTLY, THE YEN TO DOLLAR EXCHANGE REPRESENTS A MORE SENSIBLE TRADING RANGE GIVEN BOTH COUNTRY'S FUNDAMENTALS AND INTEREST RATES.

THERE ARE NUMEROUS OPPORTUNITIES IN MARKETS OUTSIDE THE U.S. INDEED, WE FEEL INTERNATIONAL EQUITY MARKETS REPRESENT THE BEST OPPORTUNITY. WHILE SEVERAL MARKETS LOOK ATTRACTIVE, OUR ANALYSIS INDICATES THAT EUROPEAN EQUITIES ARE UNDER-PRICED RELATIVE TO THEIR FAIR MARKET VALUE. THE PORTFOLIO HAS HAD EXPOSURE IN GERMANY, DENMARK, BELGIUM, AND ITALY.

AT THE BEGINNING OF THE YEAR WE INDICATED THAT FEARS AND CONCERNS HAVE PUT PRESSURE ON THE JAPANESE EQUITY MARKETS. WE ALSO INDICATED THAT WE WERE UNDER-WEIGHTED IN THIS COUNTRY. WE HAVE SINCE INCREASED OUR WEIGHTING IN THIS COUNTRY TO A LARGER POSITION, FEELING JAPANESE EQUITIES REPRESENT ONE OF THE BEST BUYING OPPORTUNITIES AND WE ARE LOOKING FOR GOOD PERFORMANCE IN THE REMAINDER OF 1997.

WE CONTINUE TO FEEL BONDS REPRESENT A GOOD INVESTMENT OPPORTUNITY. THE PORTFOLIO IS SLIGHTLY UNDERWEIGHTED IN THIS ASSET CATEGORY, HOWEVER, WE THINK AS EQUITIES REMAIN A BETTER CHOICE FOR TOTAL RETURN POTENTIAL.




[GRAPHIC OMITTED]                          [GRAPHIC OMITTED]
                                            BRYAN M. RITZ
                                            GLOBAL SECTOR PORTFOLIO
                                            PORTFOLIO MANAGER


This material must be preceded or accompanied by the Fund's current prospectus.
      Foreign securities involve special risks described in the prospectus that should be considered carefully before investing.

WRL SERIES FUND, INC.
VALUE EQUITY PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                        INC. VALUE EQUITY PORTFOLIO AND
               THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS
















                                 [INSERT GRAPH]















THE INVESTMENT OBJECTIVE OF THE VALUE EQUITY PORTFOLIO, WHICH COMMENCED OPERATIONS ON MAY 1, 1996, IS TO ACHIEVE MAXIMUM, CONSISTENT TOTAL RETURN WITH MINIMUM RISK TO PRINCIPAL BY INVESTING PRIMARILY IN COMMON STOCKS WITH ABOVE-AVERAGE STATISTICAL VALUE WHICH, IN THE SUB-ADVISER'S OPINION, ARE IN FUNDAMENTALLY ATTRACTIVE INDUSTRIES, AND ARE UNDERVALUED AT THE TIME OF PURCHASE. THE PORTFOLIO PERFORMED WELL DURING THE SIX MONTHS ENDED JUNE 30, 1997 RETURNING 14.66% COMPARED TO THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS WHICH GAINED 20.61%.

THE CORNERSTONE OF OUR INVESTMENT PROCESS IS A DISCIPLINED APPROACH TO VALUE RECOGNITION WITHIN INDUSTRIES REPRESENTING LONG-TERM MARKET LEADERSHIP. WE BELIEVE THAT INVESTMENT OPPORTUNITY IS CREATED BY CHANGES IN THE ECONOMIC, MONETARY, POLITICAL, AND SOCIAL ENVIRONMENT. WE SEEK TO RECOGNIZE CHANGE EARLY IN ASSET CATEGORIES, MARKET SECTORS, INDUSTRIES, AND COMPANIES - BEFORE THESE CHANGES ARE REFLECTED IN SECURITIES' PRICES. STOCK SELECTION EMPHASIZES MEDIUM- TO LARGE-CAPITALIZATION COMPANIES REPRESENTING ABOVE-AVERAGE STATISTICAL VALUE. INVESTMENTS ARE CONCENTRATED IN THOSE FUNDAMENTALLY ATTRACTIVE INDUSTRIES WE IDENTIFY AS THE POTENTIAL BENEFICIARIES OF LONG-TERM INVESTMENT TRENDS.

THE PERFORMANCE OF THE U.S. ECONOMY CONTINUES TO EXCEED THE EXPECTATIONS OF MOST FORECASTERS. WHILE GROWTH APPEARS TO BE MODERATING CONSIDERABLY FROM THE STRONG PACE OF PRECEDING QUARTERS, THE OVERALL CONDITION OF THE ECONOMY LOOKS BETTER THAN AT ANY TIME IN RECENT MEMORY - THE U.S. UNEMPLOYMENT RATE IS AT A 24-YEAR LOW, CONSUMER CONFIDENCE IS AT ITS HIGHEST LEVELS SINCE 1969, INFLATION IS ITS LOWEST IN A GENERATION WITH NO VISIBLE COST PRESSURE BUILDING IN THE PIPELINE, AND COMMODITY PRICES ARE STABLE. IN ADDITION, WE BELIEVE THE BUDGET DEFICIT SHOULD END THE CURRENT FISCAL YEAR BELOW 1% OF GDP, VERSUS AN AVERAGE OF 4.1% DURING THE 1980'S AND 3.3% DURING THE 1990-1996 PERIOD. WITHIN THIS ENVIRONMENT, CORPORATE PROFITS HAVE EXPANDED AT A DOUBLE-DIGIT RATE FOR FIVE CONSECUTIVE YEARS FOR THE FIRST TIME EVER, AND THE STOCK MARKET HAS SOARED TO UNPRECEDENTED LEVELS IN THE LONGEST BULL MARKET IN HISTORY.

BUT THE STRONG PERFORMANCE OF THE LARGEST COMPANIES IN THE S&P 500 INDEX PRESENTS INVESTORS WITH ONE GLARING PROBLEM - IT'S EXTREMELY DIFFICULT TO MATCH, OR EXCEED, INDEX RETURNS WITHOUT CONCENTRATING AN INCREASING PORTION OF ASSETS IN THE LARGEST STOCKS. AT THE SAME TIME, ONE SHOULD ASK THE QUESTION:
DOES IT MAKE SENSE TO PUT INCREASING AMOUNTS OF MONEY INTO THE VERY STOCKS THAT HAVE ALREADY APPRECIATED THE MOST? AS AN ALTERNATIVE, WE CITE ONE OF OUR LONGEST-HELD POSITIONS, CATERPILLAR, INC. SINCE THE BEGINNING OF 1993, CATERPILLAR, INC. HAS APPRECIATED BY APPROXIMATELY 270%, FAR SURPASSING THE STELLAR 120% INCREASE IN THE S&P 500 INDEX. AT THE SAME TIME, CATERPILLAR, INC., DESPITE HAVING RECORDED AN AVERAGE EARNINGS INCREASE IN EXCESS OF 23% ANNUALLY OVER THE SAME PERIOD, TODAY SELLS FOR LESS THAN 13 TIMES EXPECTED 1997 EARNINGS PER SHARE, OR ROUGHLY 65% OF THE MARKET PRICE-EARNINGS RATIO.

WE RAISE THIS EXAMPLE SIMPLY TO INDICATE THAT EVEN AS STOCK PRICES REACH UNPRECEDENTED HEIGHTS, LONG-TERM INVESTORS MAY STILL ACHIEVE SUPERIOR RETURNS BY FINDING QUALITY COMPANIES SELLING AT PRICES THAT DO NOT DISCOUNT A FAVORABLE OUTLOOK, BUT RATHER APPEAR TO ANTICIPATE TROUBLE AHEAD.



[GRAPHIC OMITTED]                             [GRAPHIC OMITTED]
                                               EDWARD C. FRIEDEL
                                               VALUE EQUITY PORTFOLIO
                                               PORTFOLIO MANAGER


          This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON IN CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                     INC. INTERNATIONAL EQUITY PORTFOLIO,
THE MORGAN STANLEY CAPITAL INTERNATIONAL (EAFE) INDEX, AND THE MORGAN STANLEY
               CAPITAL INTERNATIONAL WORLD (EXCL. UNITED STATES)















                                 [INSERT GRAPH]

















FROM ITS INCEPTION JANUARY 2, 1997, THROUGH JUNE 30, 1997, THE INTERNATIONAL EQUITY PORTFOLIO PRODUCED A TOTAL RETURN OF 13.44%. BY COMPARISON, THE MORGAN STANLEY CAPITAL INTERNATIONAL (EAFE) INDEX GAINED 11.71% FOR THE SAME PERIOD.

SCOTTISH EQUITABLE INVESTMENT MANAGEMENT:

MOST OF THE INTERNATIONAL EQUITY MARKETS MAINTAINED THEIR PREOCCUPATION WITH EVENTS IN THE U.S. IN THE FIRST HALF OF 1997, RESPONDING POSITIVELY TO STOCKS' SHARP SECOND QUARTER RALLY. THE LATIN AMERICAN MARKETS WERE THE STAR PERFORMERS WITH MANY EUROPEAN MARKETS ALSO PRODUCING DOUBLE DIGIT RETURNS. IN CONTRAST, PERFORMANCE FROM THE SMALLER "TIGER" ECONOMIES OF SOUTHEAST ASIA WAS POOR, THAILAND IN PARTICULAR.

A SIGNIFICANT CONTRIBUTOR TO THE OUR PERFORMANCE THIS PERIOD HAS BEEN THE USE OF CURRENCY HEDGES. AT THE END OF 1996, OUR CURRENCY MODELS WERE INDICATING THAT DOLLAR STRENGTH WAS LIKELY TO PERSIST IN 1997. WITH THIS IN MIND, THE DECISION WAS TAKEN IN JANUARY TO HEDGE ALL EUROPEAN AND YEN EXPOSURE IN THE PORTFOLIO. THESE CURRENCY HEDGES REMAINED FULLY IN PLACE BETWEEN JANUARY AND APRIL, A POSITION THAT WAS VINDICATED BY THE MOVEMENT IN CURRENCIES OVER THAT TIME PERIOD. WHILE THE DOLLAR REMAINED OUR PREFERRED CURRENCY, BY MID-APRIL THE STRONG GAINS AGAINST OTHER CURRENCIES MADE THE DECISION TO RETAIN THE HEDGING LESS COMPELLING. AS SUCH THESE POSITIONS WERE LARGELY UNWOUND IN APRIL AND MAY.

FIRST HALF PERFORMANCE WAS ALSO POSITIVELY IMPACTED BY ASSET ALLOCATION DECISIONS. THE OVERWEIGHTED POSITION IN EUROPE IN GENERAL, AND SPECIFICALLY IN THE NETHERLANDS AND FINLAND, HAS BEEN OF ASSISTANCE, AS HAS BEEN OUR UNDERWEIGHTING IN THE PACIFIC, WITH LITTLE OR NO EXPOSURE TO THAILAND OR MALAYSIA. INDIVIDUAL STOCK PERFORMANCE HAS ALSO BEEN A MARGINAL POSITIVE WITH SOME SPECTACULAR RETURNS ACHIEVED FROM SOME OF OUR CORE HOLDINGS, NAMELY, PHILIPS ELECTRONICS N.V., UP 77.3%, AND NOVARTIS AG, WHICH GAINED 18.6%.

LOOKING FORWARD, WE REMAIN RELATIVELY SANGUINE ON THE OUTLOOK FOR EUROPE. THE CORE ECONOMIES APPEAR TO BE IN REASONABLY GOOD SHAPE WITH STATISTICS POINTING TOWARDS STEADY ECONOMIC GROWTH WITH LITTLE IN THE WAY OF INFLATIONARY PRESSURE. WE INTEND FOR THE TIME BEING TO REMAIN OVERWEIGHTED IN EUROPE IN GENERAL AND IN GERMANY, AUSTRIA AND THE NETHERLANDS IN PARTICULAR. CONVERSELY, WE REMAIN CAUTIOUS TOWARDS FAR EAST EQUITY MARKETS. WHILE WE BELIEVE THE OUTLOOK FOR THE HONG KONG ECONOMY IS RELATIVELY POSITIVE, THIS YEAR'S SHARP STOCK MARKET APPRECIATION HAS LEFT VALUATIONS LOOKING STRETCHED.

WRL SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO MANAGERS' COMMENTARY (CONTINUED)
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

GE INVESTMENT MANAGEMENT:

WE USE AN ACTIVE FUNDAMENTAL INVESTMENT APPROACH WITHIN THE INTERNATIONAL EQUITY MARKETS. OUR OBJECTIVE IS TO SEEK LONG TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN THE COMMON STOCK OF FOREIGN ISSUERS TRADED ON OVERSEAS EXCHANGES AND IN FOREIGN OVER-THE-COUNTER-MARKETS. COUNTRY ALLOCATION IS A DIRECT RESULT OF THIS BOTTOM-UP STOCK SELECTION PROCESS. POLITICAL AND ECONOMIC RISKS ARE ALSO CONSIDERED TO CONTROL OVERALL PORTFOLIO RISK.

OUR RELATIVE OUTPERFORMANCE THIS PERIOD WAS LARGELY DRIVEN BY POSITIVE STOCK SELECTION IN JAPAN AND MARKET ALLOCATION IN LATIN AMERICA AND CONTINENTAL EUROPE. GLOBALLY COMPETITIVE JAPANESE STOCKS, SUCH AS ROHM COMPANY, CANON, INC., AND SONY CORPORATION HAD A STRONG FIRST HALF WHEREAS FINANCIAL STOCKS, WHICH WE LARGELY AVOIDED, HAVE BEEN PLAGUED WITH LARGE NON-PERFORMING LOANS AND QUESTIONABLE MANAGEMENT OVERSIGHT. THE PORTFOLIO'S 4.3% WEIGHTING IN LATIN AMERICA ALSO HAD A SIGNIFICANT IMPACT ON PERFORMANCE GIVEN THE REGION WAS UP 40.8% THROUGH JUNE 30. IN ADDITION, OUR OVERWEIGHTING IN CONTINENTAL EUROPE - 47.8% VERSUS THE BENCHMARK OF 38.5% - CONTRIBUTED FAVORABLY GIVEN THE REGION WAS UP 16.8%.

WE HAVE ALSO BENEFITED FROM OUR HOLDING IN NOVARTIS AG, A MERGER BETWEEN TWO SWISS PHARMACEUTICAL COMPANIES, SANDOZ AND CIBA-GEIGY. NOVARTIS AG EPITOMIZES TWO TRENDS WE ARE SEEING IN EUROPE: CORPORATE RESTRUCTURING AND STRONG EXPORTS. ANOTHER FAVORITE HOLDING IS HSBC HOLDINGS PLC, ONE OF THE WORLD'S STRONGEST BANKING FRANCHISES. HSBC HOLDINGS PLC IS ESPECIALLY WELL POSITIONED IN CHINA AND OTHER ASIAN MARKETS AND SEEMS TO HAVE REGAINED ITS FOCUS ON ITS CORE BANKING BUSINESS.

LOOKING AHEAD, WE STILL FEEL THERE IS GOOD VALUE IN EUROPE AND THE EMERGING MARKETS. IN EUROPE, WE BELIEVE CORPORATE RESTRUCTURING WILL CONTINUE WITH A FOCUS ON SHAREHOLDER VALUE, CORPORATE CLARITY AND GLOBALIZATION. WHILE WE HAVE LOW EXPECTATIONS FOR ECONOMIC GROWTH IN THESE COUNTRIES, WE BELIEVE THE REGION'S ECONOMIES HAVE BOTTOMED AND SHOULD IMPROVE GOING FORWARD. ALTHOUGH IT IS DIFFICULT TO FIND VALUE IN JAPAN, WE DO HOLD SOME GLOBAL COMPANIES WITH LEADING PRODUCTS AND COMPETITIVE COSTS. WE WILL CONTINUE TO LOOK FOR REASONABLY PRICED, DOMESTIC COMPANIES WITH STRONG GROWTH PROSPECTS AND COMPETITIVE POSITIONS. UNTIL WE FIND THEM, WE EXPECT TO REMAIN SIGNIFICANTLY UNDERWEIGHTED IN JAPAN.



[GRAPHIC OMITTED]               [GRAPHIC OMITTED]           [GRAPHIC OMITTED]
                                  CAROL CLARK                 RALPH LAYMAN
                                        INTERNATIONAL EQUITY PORTFOLIO
                                             CO-PORTFOLIO MANAGERS


          This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
U.S. EQUITY PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

COMPARISON IN CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
                                     INC.
   U.S. EQUITY PORTFOLIO AND THE STANDARD & POORS INDEX OF 500 COMMON STOCKS





















                                 [INSERT GRAPH]
















INCLUDING A RETURN OF 17.5% IN THE SECOND QUARTER, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS RECORDED A 20.61% GAIN FOR THE FIRST SIX MONTHS OF THE YEAR - THE FOURTH STRONGEST FIRST-HALF GAIN OVER THE LAST 50 YEARS. THE DOW JONES INDUSTRIAL AVERAGE TRAILED THE S&P 500, WITH A GAIN OF 20.12% WHILE NASDAQ, DRIVEN BY THE LARGE-CAP TECHNOLOGY STOCKS ROSE 11.93%.

THE U.S. EQUITY PORTFOLIO GAINED 14.99% FROM ITS INCEPTION JANUARY 2, 1997, THROUGH JUNE 30, 1997. THE S&P BARRA GROWTH INDEX OUTPERFORMED THE S&P BARRA VALUE INDEX BY 570 BASIS POINTS IN THE SECOND QUARTER, BRINGING THE YEAR-TO-DATE DIFFERENCE TO 800 BASIS POINTS. THIS IS THE FIRST TIME THAT ONE STYLE HAS OUTPERFORMED THE OTHER BY SUCH A WIDE MARGIN SINCE 1993. WE CONTINUE TO MONITOR OUR GROWTH VERSUS VALUE WEIGHTINGS, AND WILL MAINTAIN OUR MARKET NEUTRAL POSITION RELATIVE TO THE MARKET.

THE CATALYSTS TO THE STOCK MARKET'S EXTRAORDINARY PERFORMANCE ARE VERY
FAMILIAR: LOW INFLATION, STRONG CORPORATE PROFITS AND ENORMOUS FREE CASH FLOW, AND AN ECONOMIC CYCLE THAT REMAINS MUTED BUT INCREDIBLY PERSISTENT. DESPITE THE CURRENT OPTIMISM, THE KEY QUESTION MARK GOING FORWARD CONTINUES TO BE VALUATION. VALUATION LEVELS HAVE BEEN AT THE VERY HIGH END OF THE HISTORIC RANGE FOR THE LAST COUPLE OF YEARS, AND YET THE STOCK MARKET CONTINUES TO RISE. ANY PICK UP IN INFLATION OR SLOWDOWN IN EARNINGS COULD LEAVE THE MARKET VULNERABLE TO A MAJOR CORRECTION.

CURRENTLY, THOUGH, IT APPEARS THAT THE FEDERAL RESERVE BOARD BELIEVES INFLATION IS UNDER CONTROL FOR THE REST OF THE SUMMER. NEVERTHELESS, WE BELIEVE THE STOCK MARKET WILL LIKELY REMAIN VOLATILE, ESPECIALLY WHEN INVESTORS RETURN TO WORK AFTER THE SUMMER SLOWDOWN. LONG TERM WE REMAIN CONFIDENT THAT LARGE U.S. MULTINATIONAL COMPANIES WILL CONTINUE TO DO WELL IN A GROWING WORLD ECONOMY WHERE THEY REMAIN VERY COMPETITIVE AND ARE ABLE TO GAIN MARKET SHARE.

WE WERE HELPED IN THE PERIOD BY OUR OVERWEIGHTING IN CAPITAL GOODS STOCKS, MANY OF WHICH CONTINUE TO SHOW SOLID EARNINGS GAINS. WE HAD GOOD STOCK SELECTION AND BENEFITED FROM AN UNDERWEIGHTING IN THE CONSUMER CYCLICAL SECTOR. WE ALSO DID WELL BY UNDERWEIGHTING GENERAL MOTORS CORPORATION AND HAVING NO POSITION IN NIKE. IN THE FINANCIAL SECTOR WE WERE HELPED BY OUR LARGE OVERWEIGHTINGS IN TRAVELERS GROUP, INC., FEDERAL NATIONAL MORTGAGE ASSOCIATION, AND STATE STREET CORPORATION.

TECHNOLOGY WAS THE SECTOR WHERE WE ONCE AGAIN SUFFERED OUR GREATEST UNDERPERFORMANCE. OUR LARGE UNDERWEIGHTING IN MICROSOFT CORPORATION, NOW THE THIRD LARGEST CAPITALIZATION STOCK IN THE S&P 500, ALSO HURT. OUR OVERWEIGHTING IN THE ENERGY SECTOR HURT US IN THE SECOND QUARTER.


WE CONTINUE TO BELIEVE THAT OUR FOCUS ON CAREFUL, FUNDAMENTAL ANALYSIS AND BOTTOM-UP STOCK SELECTION WILL ADD VALUE OVER THE LONG TERM. WE BELIEVE THAT OUR APPROACH, WITH ITS EMPHASIS ON HIGH QUALITY COMPANIES WITH GOOD RELATIVE VALUE, LEAVES THE PORTFOLIO WELL POSITIONED FOR WHAT COULD BE A VERY VOLATILE PERIOD DURING THE REMAINDER OF THE YER.





[GRAPHIC OMITTED]                          [GRAPHIC OMITTED]
                                            EUGENE BOLTON
                                            U.S. EQUITY PORTFOLIO
                                            PORTFOLIO MANAGER

           This material must be preceded or accompanied by the Fund's current prospectus.

WRL SERIES FUND, INC.
MONEY MARKET PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                         PRINCIPAL       MARKET
                                           AMOUNT        VALUE
                                        ------------- -------------

SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (4.61%)
 Federal Home Loan Bank
    5.96%, due 06/09/98 ...............   $ 1,500,000   $ 1,499,442
 U.S. Treasury Notes
    7.25%, due 02/15/98 ...............     2,000,000     2,018,610
 U.S. Treasury Notes
    5.38%, due 11/30/97 ...............     2,500,000     2,498,343
                                                       ------------
 Total Short-Term U.S. Government
    Obligations   .....................
 (cost: $ 6,016,395)  ..............................      6,016,395
                                                       ------------
COMMERCIAL PAPER (37.25%)
  AUTOMOTIVE (2.99%)
 Ford Motor Credit Company
    5.64%, due 12/02/97 ...............     4,000,000     3,903,493
                                                       ------------
  COMMERCIAL BANKS (25.88%)
 Abbey National Treasury Services
    5.61%, due 08/01/97 ...............     2,500,000     2,487,923
                                                       ------------
 Abbey National Treasury Services
    5.75%, due 02/05/98 ...............     3,000,000     3,000,000
 ABN-Amro Bank N.V.
    5.61%, due 08/19/97 ...............     1,500,000     1,488,536
 Associates Corporation
    of North America
    5.55%, due 07/24/97 ...............     6,000,000     5,978,725
 Barclays US Funding Corp.
    5.66%, due 08/22/97 ...............     3,500,000     3,471,387
 Cregem North America, Inc.
    5.63%, due 07/21/97 ...............     4,000,000     3,987,489
 Den Danske Corp.
    5.63%, due 07/02/97 ...............     5,000,000     4,999,218
 Export-Import Bank of Korea
    5.60%, due 07/10/97 ...............     2,500,000     2,496,500
 UBS Finance, Inc.
    6.05%, due 07/01/97 ...............     5,884,000     5,884,000
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.58%)
 General Electric Capital Corporation
    5.55%, due 07/22/97 ...............     6,000,000     5,980,575
  INDUSTRIAL MACHINERY & EQUIPMENT (3.80%)
 Asea Brown Boveri Ltd.
    5.55%, due 08/25/97 ...............     5,000,000     4,957,604
                                                       ------------
 Total Commercial Paper
 (cost: $ 48,635,450) ..............................     48,635,450
                                                       ------------

                                         PRINCIPAL       MARKET
                                           AMOUNT        VALUE
                                        ------------- -------------
SHORT-TERM OBLIGATIONS (12.64%)
  COMMERCIAL BANKS (4.59%)
 Bayerische Landesbank -
    New York (a)
    5.56%, due 06/26/98 ...............   $ 3,000,000   $ 2,997,698
 Korea Development Bank (a)
    5.84%, due 06/16/98 ...............     3,000,000     2,999,442
                                                       ------------
  FINANCE (5.75%)
 Asset-Backed Securities
    Investment Trust
    5.38%, due 10/15/97 ...............     2,500,000     2,500,000
 Liquid Asset-Backed Securities
    Trust (a) (b)
    5.69%, due 06/30/98 ...............     5,000,000     5,000,000
  INDUSTRIAL MACHINERY & EQUIPMENT (2.30%)
 John Deere Capital Corporation
    5.85%, due 07/03/97 ...............     3,000,000     2,999,988
                                                       ------------
 Total Short-Term Obligations
 (cost: $ 16,497,128)..................                  16,497,128
                                                       ------------
BANK OBLIGATIONS (45.43%)
 Bank of America Bank Note
    5.85%, due 11/03/97 ...............     2,500,000     2,500,000
 Bank of Nova Scotia
    5.65%, due 09/23/97 ...............     6,000,000     6,000,000
 Bankers Trust New York Corporation
    5.70%, due 07/10/97 ...............     5,000,000     5,000,000
 Bayerische Landesbank- New York
    5.71%, due 02/06/98 ...............     3,000,000     2,999,480
  Canadian Imperial Bank of
    Commerce
    5.70%, due 08/14/97 ...............     4,810,000     4,810,235
 Dai-Ichi Kangyo Bank
    5.86%, due 07/28/97 ...............     3,500,000     3,500,096
 Deutsche Bank AG
    5.69%, due 10/28/97 ...............     2,000,000     1,999,686
 Harris Trust Bank
    5.59%, due 07/31/97 ...............     6,000,000     6,000,000
 Industrial Bank of Japan
    5.67%, due 07/11/97 ...............     3,000,000     3,000,008
 Industrial Bank of Japan
    5.84%, due 08/18/97 ...............     2,500,000     2,500,033
 NationsBank Corporation
    5.54%, due 07/15/97 ...............     5,000,000     5,000,000
 Rabobank Nederland N.V. - NY
    5.99%, due 03/24/98 ...............     3,000,000     2,998,956

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
MONEY MARKET PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                  PRINCIPAL         MARKET
                                   AMOUNT            VALUE
                               ----------------  --------------

BANK OBLIGATIONS (CONTINUED)
 Sanwa Bank Ltd.
    5.76%, due 09/17/97 ......  $  5,000,000      $   5,000,107
 Societe Generale- New York
    5.70%, due 07/14/97 ......     3,000,000          3,000,000
 Sumitomo Bank Ltd.
    5.70%, due 07/03/97 ......     5,000,000          5,000,011
                                                 --------------
 Total Bank Obligations
 (cost: $ 59,308,612) ........................       59,308,612
                                                 --------------
 Total Investment Securities
 (cost: $ 130,457,585)........................    $ 130,457,585
                                                 ==============
SUMMARY
 Investments at market value           99.93%     $ 130,457,585
 Other Assets in
    Excess of Liabilities  ...          0.07%            95,445
                                ------------     --------------
 Net Assets ..................        100.00%     $ 130,553,030
                                ============     ==============

NOTES TO SCHEDULE OF INVESTMENTS:


(a) Floating rate note. Rate listed is as of June 30, 1997.
(b) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
BOND PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                            PRINCIPAL        MARKET
                                              AMOUNT          VALUE
                                           -------------  ------------

U.S. GOVERNMENT OBLIGATIONS (17.77%)
 U.S. Treasury Notes
    6.25% due 05/31/00  ..................   $ 9,200,000   $ 9,201,748
 U.S. Treasury Notes
    6.38%, due 05/15/00 ..................     1,000,000     1,003,281
 U.S. Treasury Notes (a)
    6.50%, due 10/15/06 ..................     6,500,000     6,468,150
                                                          ------------
 Total U.S. Government Obligations
 (cost: $ 16,643,677) .................................     16,673,179
                                                          ------------
CORPORATE DEBT SECURITIES (73.76%)
  AUTOMOTIVE (6.47%)
 Daimler-Benz of North America, Inc.
    7.38%, due 09/15/06 ..................     2,000,000     2,037,500
 General Motors Corporation
    7.13%, due 05/01/03 ..................     4,000,000     4,030,000
  BUSINESS CREDIT INSTITUTIONS (2.20%)
 First American Capital Trust
    8.50%, due 04/15/12 ..................     2,000,000     2,060,000
  CHEMICALS & ALLIED PRODUCTS (3.17%)
 Praxair Inc.
    6.90%, due 11/01/06 ..................     3,000,000     2,970,000
  COMMERCIAL BANKS (13.74%)
 BankAmerica Corporation
    7.20%, due 04/15/06 ..................     2,000,000     2,000,000
 NationsBank Corporation
    7.50%, due 09/15/06 ..................     3,000,000     3,063,750
 Swiss Bank Corporation
    6.75%, due 07/15/05 ..................     4,000,000     3,925,000
 Wachovia Corporation
    6.38%, due 04/15/03 ..................     4,000,000     3,905,000
  COMPUTER & OFFICE EQUIPMENT (2.18%)
 International Business Machines
    Corporation
    7.25%, due 11/01/02 ..................     2,000,000     2,045,000
  FOOD & KINDRED PRODUCTS (9.50%)
 Campbell Soup Company
    6.90%, due 10/15/06 ..................     1,000,000       997,500
 CPC International, Inc.
    6.15%, due 01/15/06 ..................     2,000,000     1,892,500
 Hershey Foods Corporation
    6.70%, due 10/01/05 ..................     3,000,000     2,970,000
 Sysco Corporation
    7.25%, due 04/15/07 ..................     3,000,000     3,048,750

                                            PRINCIPAL        MARKET
                                              AMOUNT         VALUE
                                           -------------  ------------
CORPORATE DEBT SECURITIES (CONTINUED)
  GAS PRODUCTION & DISTRIBUTION (4.31%)
 Texaco Inc.
    7.09%, due 02/01/07 ..................   $ 4,000,000   $ 4,040,000
  MOTION PICTURES (4.21%)
 Walt Disney Company
    6.75%, due 03/30/06 ..................     4,000,000     3,945,000
  OIL & GAS EXTRACTION (1.03%)
 Mitchell Energy & Development
    Company
    6.75%, due 02/15/04 ..................     1,000,000       968,750
  PAINT, GLASS, WALLPAPER STORES (4.22%)
 Sherwin-Williams Company
    6.85%, due 02/01/07 ..................     4,000,000     3,955,000
  PERSONAL CREDIT INSTITUTIONS (8.33%)
 Ford Motor Credit Company
    6.75%, due 08/15/08 ..................     4,000,000     3,870,000
 Sears Roebuck Acceptance
    Corporation
    7.00%, due 06/15/07 ..................     4,000,000     3,945,200
  PRINTING & PUBLISHING (2.11%)
 Tribune Company
    6.88%, due 11/01/06 ..................     2,000,000     1,982,500
  RAILROADS (1.08%)
 CSX Corporation
    7.25%, due 05/01/04 ..................     1,000,000     1,010,000
  RUBBER & MISC. PLASTIC PRODUCTS (1.04%)
 Rubbermaid, Inc.
    6.60%, due 11/15/06 ..................     1,000,000       977,500
  SECURITY & COMMODITY BROKERS (8.57%)
 Morgan Stanley, Dean Witter,
    Discover and Co.
    6.88%, due 03/01/03 ..................     4,000,000     3,970,000
 Merrill Lynch & Co., Inc.
    7.38%, due 05/15/06 ..................     4,000,000     4,070,000
  TELECOMMUNICATIONS (1.60%)
 MCI Communications Corporation
    6.95%, due 08/15/06 ..................     1,500,000     1,500,000
                                                          ------------
 Total Corporate Debt Securities
 (cost: $ 69,398,030).....................                  69,178,950
                                                          ------------

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
BOND PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                         PRINCIPAL         MARKET
                                          AMOUNT           VALUE
                                      ----------------  -------------

SHORT-TERM U.S. GOVERNMENT
  OBLIGATION (1.07%)
 Fannie Mae
    5.50%, due 07/02/97  ............  $  1,000,000      $    999,847
                                                        -------------
 Total Short-Term U.S. Government
    Obligation
 (cost: $ 999,847)  .................................         999,847
                                                        -------------
COMMERCIAL PAPER (5.99%)
 General Electric Capital Corporation
    5.50%, due 07/03/97  ............     2,000,000         1,999,389
 Household Finance Corporation
    6.08%, due 07/01/97  ............     3,620,000         3,620,000
                                                        -------------
 Total Commercial Paper
 (cost: $ 5,619,389).................................       5,619,389
                                                        -------------
 Total Investment Securities
 (cost: $ 92,660,943)  ..............................    $ 92,471,365
                                                        =============
SUMMARY
 Investments at market value   ......         98.59%     $ 92,471,365
 Other Assets in
    Excess of Liabilities   .........          1.41%        1,320,921
                                       ------------     -------------
 Net Assets  ........................        100.00%     $ 93,792,286
                                       ============     =============


NOTES TO SCHEDULE OF INVESTMENTS:

(a) At June 30, 1997, security is on loan. See footnote 1C to financial statements.



                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GROWTH PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                      PRINCIPAL       MARKET
                                        AMOUNT         VALUE
                                     -------------  ------------

U.S. GOVERNMENT OBLIGATIONS (0.35%)
 U.S. Treasury Notes
  5.50%, due 09/30/97   ............   $ 6,000,000   $ 6,001,740
                                                    ------------
 Total U.S. Government Obligation
 (cost: $ 6,005,175)  ...........................      6,001,740
                                                    ------------
CONVERTIBLE BONDS (0.04%)
  ELECTRONIC COMPONENTS & ACCESSORIES (0.04%)
 Lernout & Hauspie Speech Products
    N. V. 144A (c)
  8.00%, due 11/15/01   ............       445,000       621,331
                                                    ------------
 Total Convertible Bond
 (cost: $ 445,000) ..............................        621,331
                                                    ------------


                                       NUMBER OF       MARKET
                                         SHARES        VALUE
                                       -----------  -------------

PREFERRED STOCKS (D)
  COMPUTER & DATA PROCESSING SERVICE (D)
 SAP AG - Vorzug .....................         400   $    82,999
                                                    ------------
 Total Preferred Stock
 (cost: $ 57,162)  ..............................         82,999
                                                    ------------
COMMON STOCKS (86.61%)
  AEROSPACE (1.32%)
 Boeing Company (b) ..................     424,700    22,535,644
  AIR TRANSPORTATION (0.72%)
 UAL Corporation (a)   ...............     171,375    12,264,023
  BEVERAGES (3.42%)
 Coca-Cola Company  ..................     870,750    58,775,625
  CHEMICALS & ALLIED PRODUCTS (2.48%)
 E.I. du Pont de Nemours and
    Company   ........................     286,700    18,026,263
 Gillette Company   ..................     230,750    21,863,563
 Monsanto Company   ..................      65,125     2,804,445
  COMMERCIAL BANKS (12.51%)
 BankAmerica Corporation  ............     840,050    54,235,728
 Chase Manhattan Corporation .........     347,425    33,721,939
 Citicorp  ...........................     674,680    81,341,108
 Wells Fargo & Company ...............     169,958    45,803,681
  COMMUNICATIONS EQUIPMENT (4.44%)
 Ascend Communications,
    Inc. (a) (b) .....................     320,175    12,606,891
 Lucent Technologies, Inc.   .........     266,025    19,170,427

                                       NUMBER OF       MARKET
                                         SHARES        VALUE
                                       -----------  -------------
COMMON STOCKS (CONTINUED)
  COMMUNICATIONS EQUIPMENT (CONTINUED)
 Northern Telecom Limited ............       5,800   $   527,800
 Oy Nokia AB - ADR  ..................     540,500    39,861,875
 PairGain Technologies, Inc. (a)   ...       5,550        86,025
 QUALCOMM, Inc. (a) (b)   ............      14,425       733,872
 Sawtek Inc. (a) .....................       2,900        97,150
 Telefonaktiebolaget LM
    Ericsson - ADR  ..................      10,350       407,531
 Telefonica del Peru S.A. - ADR ......      56,475     1,478,939
 Tellabs, Inc. (a)  ..................      11,575       646,753
 ViaSat, Inc. (a)   ..................      22,975       333,138
 Xylan Corporation (a) (b)   .........      23,525       399,925
  COMPUTER & DATA PROCESSING SERVICES (11.20%)
 3DLabs Inc., Ltd. (a) ...............       1,725        50,025
 Aspen Technologies, Inc. (a)   ......       2,875       108,172
 BEA Systems, Inc. (a) ...............      17,325       316,181
 BMC Software, Inc. (a)   ............       8,075       447,153
 Brilliant Digital Entertainment,
    Inc. (a)  ........................      84,150       604,828
 Cadence Design Systems,
    Inc. (a)  ........................      25,500       854,250
 Compuware Corporation (a)   .........       5,700       272,175
 First Data Corporation   ............   1,126,325    49,487,905
 JBA Holdings Plc   ..................       2,814        41,243
 Legato Systems, Inc. (a) ............       2,875        53,188
 META Group, Inc. (a)  ...............      25,825       561,694
 Microsoft Corporation (a)   .........     782,400    98,875,800
 Oracle Corporation (a)   ............       1,700        85,638
 Parametric Technology
    Company (a)  .....................      18,375       782,086
 Pegasystems Inc. (a)  ...............       2,325        72,947
 PeopleSoft, Inc. (a) (b) ............     677,725    35,749,994
 Platinum Technology, Inc. (a)  ......       2,900        38,425
 Puma Technology, Inc. (a)   .........      12,625       105,734
 Remedy Corporation (a)   ............       3,450       138,000
 Sapient Corporation (a) (b) .........      17,225       852,638
 Scopus Technology, Inc. (a) .........       2,850        63,769
 Sun Microsystems, Inc. (a)  .........      13,875       516,409
 Teradyne, Inc. (a) ..................       3,450       135,413
 TTI Team Telecom International
    Ltd. (a)  ........................      73,000       337,625
 Veritas Software Corporation (a)  ...      20,825     1,046,456
 Viasoft, Inc. (a)  ..................      16,775       851,331
 Wang Laboratories, Inc. (a) .........       6,325       134,802
  COMPUTER & OFFICE EQUIPMENT (5.78%)
 3Com Corporation (a)  ...............     173,775     7,819,875
 Asustek Computer Inc. (a) (c)  ......      25,725       302,269
 Cisco Systems, Inc. (a)  ............     389,150    26,121,694
 Compaq Computer
    Corporation (a) ..................       1,175       116,619

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GROWTH PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                           NUMBER OF         MARKET
                                             SHARES          VALUE
                                           -----------   ---------------

COMMON STOCKS (CONTINUED)
  COMPUTER & OFFICE EQUIPMENT (CONTINUED)
 Dell Computer Corporation (a) (b)        .    549,200   $   64,496,675
 EMC Corporation (a) .....................       6,900          269,100
 Emulex Corporation (a) ..................       4,075           62,144
 International Business Machines
    Corporation   ........................       2,025          182,630
 Storage Technology
    Corporation (a)  .....................       1,150           51,175
  ELECTRICAL GOODS (0.01%)
 Motorola, Inc.   ........................       1,150           87,400
  ELECTRONIC COMPONENTS & ACCESSORIES (5.68%)
 Altera Corporation (a) ..................       2,300          116,149
 Analog Devices, Inc. (a)  ...............       7,483          198,775
 Atmel Corporation (a)  ..................       6,325          177,099
 Intel Corporation   .....................     392,050       55,597,590
 Ramtron International
    Corporation (a)  .....................       5,750           34,858
 Sanmina Corporation (a) (b)  ............       2,275          144,462
 Tegal Corporation (a)  ..................       8,075           48,449
 Texas Instruments, Inc.   ...............     491,975       41,356,647
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.40%)
 General Electric Company  ...............   1,156,050       75,576,769
  FINANCE (2.62%)
 Federal Home Loan Mortgage
    Corporation   ........................     518,000       17,806,250
 Fannie Mae ..............................     622,870       27,172,704
  FOOD STORES (0.57%)   ..................
 Starbucks Corporation (a) (b)   .........     252,300        9,823,931
  HOTELS & OTHER LODGING PLACES (0.36%)
 Mirage Resorts, Inc. (a)  ...............     242,950        6,134,488
  INDUSTRIAL MACHINERY & EQUIPMENT (0.01%)
 Applied Materials, Inc. (a)  ............       1,725          122,152
  INSTRUMENTS & RELATED PRODUCTS (0.55%)
 Credence Systems
    Corporation (a)  .....................       4,625          138,461
 KLA-Tencor Corporation (a)   ............       4,075          198,656
 Xerox Corporation   .....................     116,200        9,165,275
  INSURANCE (3.32%)
 Oxford Health Plans, Inc. (a) (b)  ......     588,800       42,246,400
 United Healthcare Corporation   .........     284,250       14,781,000


                                           NUMBER OF         MARKET
                                             SHARES          VALUE
                                           -----------   --------------
COMMON STOCKS (CONTINUED)
  MANAGEMENT SERVICES (0.02%)
 Whittman-Hart, Inc. (a)   ...............      14,900   $      419,063
  MANUFACTURING INDUSTRIES (0.02%)
 Mattel, Inc.  ...........................       9,200          311,650
  MEDICAL INSTRUMENTS & SUPPLIES (0.02%)
 Photoelectron Corporation (a)   .........      56,850          412,163
  PERSONAL CREDIT INSTITUTIONS (2.35%)
 American Express Company (b) ............     383,525       28,572,613
 Household International, Inc.   .........     101,475       11,916,970
  PETROLEUM REFINING (3.94%)
 Amoco Corporation   .....................     231,450       20,121,684
 Mobil Corporation   .....................     231,650       16,186,544
 Texaco Inc.   ...........................     289,500       31,483,125
  PHARMACEUTICALS (15.69%)
 Astra AB - Class A Free   ...............     518,891        9,658,020
 Bristol-Myers Squibb Company ............     551,250       44,651,250
 Eli Lilly & Company .....................     422,250       46,157,203
 Pfizer, Inc.  ...........................     590,075       70,513,963
 Smithkline Beecham Plc ..................      66,388        1,222,343
 SmithKline Beecham Plc - ADR ............     433,675       39,735,472
 Warner-Lambert Company ..................     466,100       57,912,925
  RESEARCH & TESTING SERVICES (0.01%)
 Bio-Technology General
    Corporation (a) (b) ..................      17,225          232,538
  RUBBER & MISC. PLASTIC PRODUCTS (0.40%)
 Nike, Inc. - Class B (b)  ...............     117,775        6,875,116
  SECURITY & COMMODITY BROKERS (4.77%)
 Merrill Lynch & Company, Inc.   .........   1,376,152       82,053,063
  TELECOMMUNICATIONS (D)
 WorldCom, Inc. (a)  .....................           1               16
  TRANSPORTATION & PUBLIC UTILITIES (D)
 Sabre Group Holdings Inc. (a)   .........       2,875           77,984
                                                        ---------------
 Total Common Stocks
  (cost: $ 1,000,699,634)  ...............                1,489,169,627
                                                        ---------------


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GROWTH PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                    PRINCIPAL           MARKET
                                     AMOUNT             VALUE
                                  --------------   ---------------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (6.09%)
 Federal Home Loan Bank
    5.37%, due 07/31/97 .........   $ 50,000,000   $    49,776,251
 Federal Home Loan Bank
    5.37%, due 07/02/97 .........     30,000,000        29,995,525
 Fannie Mae
    5.47%, due 07/10/97 .........     25,000,000        24,965,812
                                                  ----------------
 Total Short-Term U.S. Government
    Obligations
 (cost: $ 104,737,588) ........................        104,737,588
                                                  ----------------
COMMERCIAL PAPER (7.50%)
 General Electric Capital
    Corporation
    5.38%, due 07/03/97 .........     25,000,000        24,992,528
 Coca-Cola Enterprises
    5.47%, due 08/01/97 .........     20,000,000        19,905,794
 Deutsche Bank AG
    5.55%, due 07/23/97 .........     20,000,000        19,932,167
 Ford Motor Credit Company
    5.57%, due 07/08/97 .........     25,000,000        24,972,923
 Prudential Funding Corporation
    6.00%, due 07/01/97 .........     39,100,000        39,100,000
                                                  ----------------
 Total Commercial Paper
 (cost: $ 128,903,412) ........................        128,903,412
                                                  ----------------
 Total Investment Securities
 (cost: $ 1,240,847,970)  .....................    $ 1,729,516,696
                                                  ================
SUMMARY
 Investments at market value...          100.59%   $ 1,729,516,696
 Other Liabilities in
    Excess of Assets ..........           (0.59%)      (10,169,504)
                                  -------------    ---------------
 Net Assets ..................           100.00%   $ 1,719,347,192
                                  =============    ===============

INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF TOTAL PORTFOLIO NET ASSETS.



                          MARKET VALUE    PERCENTAGE
                        ----------------- -----------
  Germany  ............   $        82,999     0.00%
  Great Britain  ......         1,263,586     0.07%
  Sweden   ............         9,658,020     0.56%
  United States  ......     1,708,342,587    99.37%
                         ----------------  -------
   Net Assets .........   $ 1,719,347,192   100.00%
                         ================  =======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)   No income dividends were paid during the preceding twelve months.
(b) As of June 30, 1997, security is on loan. See footnote 1C to financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(d)   Percentage is less than .01%.
ADR  American Depositary Receipt

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                           PRINCIPAL     MARKET
                                            AMOUNT        VALUE
                                          ------------ ------------
U.S. GOVERNMENT OBLIGATIONS (21.75%)
 U.S. Treasury Bonds
  7.50%, due 11/15/16  ..................   $  750,000   $  801,285
 U.S. Treasury Notes
  5.88%, due 02/15/00  ..................      500,000      495,850
 U.S. Treasury Notes
  7.50%, due 05/15/02  ..................      500,000      523,170
 U.S. Treasury Notes (a)
  6.50%, due 10/15/06  ..................    1,500,000    1,492,650
 U.S. Treasury Notes
  7.25%, due 02/15/98  ..................      750,000      756,825
 U.S. Treasury Notes (a)
  5.13%, due 04/30/98  ..................    1,500,000    1,492,635
                                                        -----------
 Total U.S. Government Obligations
 (cost: $ 5,542,998)   ..............................      5,562,415
                                                         -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.32%)
 Atlantic Auto Grantor Trust (b)
    Series 1996-A Class A
  6.70%, due 09/15/02  ..................      691,582      692,014
 Federal Agricultural Mortgage
    Corporation
  7.03%, due 05/26/98  ..................      300,000      303,066
 Government Trust Certificate - Israel
    Class 1-B
    U.S. Government Guaranteed
  5.25%, due 03/15/98  ..................      500,000      497,500
 Government Trust Certificate - Israel
    Class 1-C
    U.S. Government Guaranteed
  9.25%, due 11/15/01  ..................      360,267      379,181
                                                        -----------
 Total U.S. Government Agency Obligations
 (cost: $ 1,890,874).................................      1,871,761
                                                         -----------
MORTGAGE-BACKED SECURITIES (14.88%)
 Fannie Mae Series 1992-58 Class C
    6.00%, due 08/25/13   ...............      222,518      221,628
 Fannie Mae Strip Series 66 Class 1
  7.50%, due 01/01/20  ..................      229,333      230,849
 Federal Home Loan Mortgage
    Corporation Gold Pool
  6.50%, due 05/01/11  ..................    1,006,695      987,498
 Federal Home Loan Mortgage
    Corporation Series 1096 Class D
  7.00%, due 06/15/20  ..................      862,152      862,540
                                           PRINCIPAL     MARKET
                                            AMOUNT        VALUE
                                          ------------ ------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
 Federal Home Loan Mortgage
    Corporation Series 1115 Class I
  7.50%, due 10/15/05  ..................   $  547,175   $  549,024
 Government National Mortgage
    Association
  7.00%, due 06/15/23  ..................      851,069      835,903
 Prudential-Bache CMO Trust
    Series 9 Class E
  9.88%, due 08/01/17  ..................      116,383      116,834
                                                        -----------
 Total Mortgage-Backed Securities
 (cost: $ 3,849,178)   ..................                 3,804,276
                                                        -----------
ASSET-BACKED SECURITIES (12.88%)
 American Express Master Trust
    Series 1994-2 Class A
  7.60%, due 08/15/02  ..................    1,000,000    1,035,810
 Choice Credit Card Master Trust
    Series 1992-2 Class B
  7.20%, due 03/15/98  ..................      100,000      101,210
 Cityscape Home Equity Loan Trust
    Series 1996-4 Class A7
  7.20%, due 11/25/18  ..................      750,000      750,315
 OHA Auto Grantor Trust (b)
    Series 1997-1 Class A
  6.50%, due 12/15/02  ..................      447,732      445,984
 Standard Credit Card Master Trust
    Series 1993-2 Class A
  5.95%, due 10/07/04  ..................    1,000,000      961,740
                                                        -----------
 Total Asset-Backed Securities
 (cost: $ 3,199,718)   ..................                 3,295,059
                                                        -----------
SUPRANATIONAL AGENCY OBLIGATIONS (7.14%)
 African Development Bank
  9.30%, due 07/01/00  ..................      500,000      536,875
 African Development Bank
  7.75%, due 12/15/01  ..................      500,000      520,000
 International Bank For Reconstruction
    & Development
  7.90%, due 04/01/98  ..................      250,000      253,750
 International Bank For Reconstruction
    & Development
  8.02%, due 04/01/99  ..................      500,000      516,250
                                                        -----------
 Total Supranational Agency Obligations
 (cost: $ 1,816,940).....................                 1,826,875
                                                        -----------

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                         PRINCIPAL        MARKET
                                          AMOUNT          VALUE
                                      ---------------- -------------
CORPORATE DEBT SECURITIES (18.20%)
  HOLDING & OTHER INVESTMENT OFFICES (2.93%)
 Kimco Realty Corporation (c)
  6.34%, due 02/10/99 ...............  $    750,000      $    749,977
  INSURANCE (2.87%)
 Progressive Corporation
  6.60%, due 01/15/04 ...............       750,000           733,125
  OIL & GAS EXTRACTION (2.00%)
 Shell Canada Limited
  7.38%, due 06/01/99 ...............       500,000           510,625
  PAPER & ALLIED PRODUCTS (2.96%)
 Scott Paper Company
  9.75%, due 10/01/97 ...............       750,000           757,133
  PERSONAL CREDIT INSTITUTIONS (2.61%)
 General Electric Capital Corporation
  8.30%, due 09/20/09 ...............       600,000           666,750
  SECURITY & COMMODITY BROKERS (4.83%)
 Goldman Sachs Group LP 144A (b)   .
  6.20%, due 02/15/01 ...............       700,000           682,500
 Lehman Brothers Holdings, Inc.
  8.80%, due 03/01/15 ...............       500,000           555,000
                                                        -------------
 Total Corporate Debt Securities
 (cost: $ 4,681,676)   ..............................        4,655,110
                                                         -------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (11.71%)
 Farm Credit Discount Note
  5.40%, due 07/07/97 ...............     1,000,000           999,100
 Farm Credit Discount Note
  5.42%, due 07/21/97 ...............     1,000,000           996,989
 Federal Home Loan
    Mortgage Corporation
  5.41%, due 07/14/97 ...............     1,000,000           998,046
                                                        -------------
 Total Short-Term U.S. Government
    Obligations
 (cost: $ 2,994,135)   ..............................        2,994,135
                                                         -------------
                                         PRINCIPAL        MARKET
                                          AMOUNT          VALUE
                                      ---------------- -------------
SHORT-TERM OBLIGATION (4.97%)
 Prudential-Bache Securities (d)
  5.27%, Repurchase Agreement
  dated 06/30/97 to be repurchased
  at $ 1,270,313 on 07/01/97.........  $  1,270,127      $  1,270,127
                                                        -------------
 Total Short-Term Obligation
 (cost: $ 1,270,127)  ...............                       1,270,127
                                                        -------------
 Total Investment Securities
 (cost: $ 25,245,646) ...............                    $ 25,279,758
                                                        =============
SUMMARY
 Investments at market value   ......         98.85%     $ 25,279,758
 Other Assets in
    Excess of Liabilities   .........          1.15%          294,731
                                       ------------     -------------
 Net Assets  ........................        100.00%     $ 25,574,489
                                       ============     =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) As of June 30, 1997, security is on loan. See footnote 1C to financial statements.
(b) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(c) Floating rate note. Rate listed is as of June 30, 1997.
(d) Collateralized by $ 1,583,406 Fannie Mae 6.01%, due 01/01/34; market value and accrued interest aggregated $ 1,295,533 for this collateral at June 30, 1997.

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GLOBAL PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                              NUMBER OF      MARKET
                                               SHARES        VALUE
                                             ------------ -------------
PREFERRED STOCKS (2.31%)
  BEER, WINE, & DISTILLED BEVERAGES (0.24%)
 Companhia Cervejaria Brahma ...............    2,297,000   $ 1,760,190
  COMMERCIAL BANKS (D)
 Banco Bradesco S.A.   .....................            1             0
  COMMUNICATIONS EQUIPMENT (0.60%)
 Ericsson Telecomunicacoes S/A  ............   75,700,000     4,395,030
  ELECTRIC SERVICES (0.42%)
 Companhia Energetica de Minas
    Gerais - ADR ...........................   54,972,000     2,765,092
 Companhia Paranaense de Energia -
    Copel - Preferred B   ..................   13,000,000       259,638
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.03%)
 Centrais Eletricas de Santa
    Catarina SA  ...........................      162,000       219,712
  MEDICAL INSTRUMENTS & SUPPLIES (0.78%)
 Fresenius AG ..............................       21,364     4,849,432
 Fresenius Medical Care AG (a)  ............       11,611       833,255
  OIL & GAS EXTRACTION (0.24%)
 Petroleo Brasileiro S/A-Petrobas  .........        6,261     1,715,741
                                                           ------------
 Total Preferred Stocks
 (cost: $ 11,594,819)  .................................      16,798,090
                                                            ------------
COMMON STOCKS (98.03%)
  AGRICULTURE (0.42%)
 Parmalat Finanziaria S.p.A. ...............    2,146,719     3,051,250
  AIR TRANSPORTATION (1.87%)
 Deutsche Lufthansa AG .....................      145,081     2,781,703
 Ryanair Holdings plc (a) (b)   ............      172,850     4,645,344
 SAS Danmark A/S ...........................       91,314     1,065,467
 SAS Norske ASA - Class B    ...............       47,154       498,559
 SAS Sverige AB  ...........................      189,471     2,302,080
 Swissair AG (a) ...........................        2,072     2,320,663
  AMUSEMENT & RECREATION SERVICES (0.25%)
 London Clubs International Plc ............      290,807     1,835,645
  APPAREL PRODUCTS (0.58%)
 Adolfo Dominguez SA (a)  ..................       81,691     3,215,526
 Gucci Group nv - New York
    registered share   .....................       15,475       996,203
                                              NUMBER OF      MARKET
                                               SHARES        VALUE
                                             ------------ -------------
COMMON STOCKS (CONTINUED)
  APPAREL & ACCESSORY STORES (0.03%)
 Cortefiel, S.A. ...........................        5,794   $   252,836
  AUTOMOTIVE (3.94%)
 Bajaj Auto Limited - Sponsored
    GDR - 144A (b) (c) .....................       36,920     1,270,971
 Bayerische Motoren Werke AG ...............        1,456     1,204,292
 Mahindra & Mahindra Limited -
    Sponsored GDR (a) (b) (c)   ............       35,132       518,197
 Tata Engineering & Locomotive
    Company Limited - GDR
    144A (b) (c) ...........................      116,350     1,785,973
 Tata Engineering & Locomotive
    Company Limited - Sponsored
    GDR 144A (b) (c)   .....................       79,750     1,224,163
 Tata Engineering & Locomotive
    Company Limited - Sponsored
    GDR 144A (b) (c)   .....................       92,919     1,426,307
 Volkswagen AG (b)  ........................       27,054    20,733,233
 Yamaha Motor Co., Ltd.   ..................       45,000       447,878
  BEVERAGES (0.43%)
 Fomento Economico Mexicano,
    SA de C.V. - Class B  ..................      346,300     2,059,204
 South African Breweries Limited
    144A - ADR (c)  ........................       34,305     1,054,879
  BUSINESS CREDIT INSTITUTIONS (0.27%)
 Credit  Communal  Holding/Dexia  (b)  (c)         18,310     1,966,219
  BUSINESS SERVICES (4.26%)
 Hutchison Whampoa Limited   ...............      421,000     3,641,116
 Investment AB Bure ........................      158,204     1,993,756
 Manpower, Inc.  ...........................       46,825     2,083,713
 Merkantildata ASA  ........................       39,185       785,838
 Prosegur, CIA de Seguridad SA  ............       38,595       471,469
 Robert Half International, Inc. (a)  ......       23,000     1,082,438
 Securitas AB - Class B   ..................      501,747    14,138,103
 SEMA Group Plc  ...........................       58,754     1,206,060
 Sophus Berendsen A/S  .....................       38,439     5,555,772
  CHEMICALS & ALLIED PRODUCTS (2.82%)
 Akzo Nobel 144A (c)   .....................       36,839     5,045,668
 Altana AG .................................        3,328     3,548,137
 Monsanto Company   ........................      163,525     7,041,795
 Nu Skin Asia Pacific Inc. -
    Class A (a)  ...........................        1,750        46,375
 SGL Carbon AG 144A (c)   ..................        4,885       668,656
 Shiseido Co. Ltd.  ........................      236,000     3,894,185
 Victrex plc  ..............................       78,155       227,793

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GLOBAL PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                                 NUMBER OF      MARKET
                                                   SHARES       VALUE
                                                 ----------- -------------
COMMON STOCKS (CONTINUED)
  COMMERCIAL BANKS (10.26%)
 Amtssparekassen Fyn A/S   .....................      23,815   $ 1,534,600
 Banco Frances del Rio de la Plata
    S.A. - Sponsored ADR (b)  ..................      24,121       783,933
 Bank Handlowy W.
    Warszawie (a) (c)   ........................     148,512     1,511,852
 BankAmerica Corporation   .....................      21,450     1,384,866
 Banque Nationale de Paris (a) (b)  ............     123,992     5,107,550
 Barclays PLC - Sponsored ADR ..................     299,991     5,955,649
 BG Bank A/S   .................................      11,971       661,450
 Citicorp   ....................................      45,550     5,491,622
 Credit Suisse Group - Registered
    Shares (a) .................................      37,643     4,831,973
 Credito Italiano (b)   ........................   1,005,590     1,835,057
 Deutsche Bank AG (b)   ........................     192,050    11,217,410
 Deutsche Pfandbrief &
    Hypothekenbank AG (b)  .....................      62,964     3,619,907
 Equitable Banking Corporation (a)  ............     163,945       594,184
 ING Groep N.V.   ..............................     167,177     7,703,420
 Jyske Bank A/S   ..............................      16,447     1,416,393
 Mitsubishi Trust & Banking
    Corporation   ..............................     103,000     1,627,640
 Mitsui Trust & Banking Company,
    Ltd. (b)   .................................     312,000     2,356,207
 Nordbanken AB .................................      77,265     2,606,593
 Skandinaviska Enskilda Banken -
    Class A ....................................     204,927     2,211,747
 Societe Generale ..............................      23,321     2,601,930
 Spar Nord Holding A/S  ........................       1,502        70,102
 Sparbanken Sverige AB - Class A ...............      88,149     1,959,728
 Sumitomo Trust & Banking (b) ..................     253,000     2,716,867
 Sydbank A/S   .................................      38,115     1,738,760
 Unidanmark A/S - Class A  .....................       4,843       271,972
 Wells Fargo & Company  ........................      10,258     2,764,530
  COMMUNICATION (0.21%)
 Freepages Group Plc (a)   .....................   2,500,000     1,498,950
  COMMUNICATIONS EQUIPMENT (1.10%)
 Globalstar Telecommunications
    Ltd. (a) (b)  ..............................      38,100     1,166,813
 Lucent Technologies, Inc. .....................      83,150     5,991,997
 SK Telecom Co. Ltd. - ADR (b)   ...............      75,517       759,890
 Tandberg ASA (a) ..............................       3,754        39,947
  COMPUTER & DATA PROCESSING SERVICE (6.96%)
 Atos SA (a)   .................................      56,984     6,735,721
 Cap Gemini Sogeti SA (b)  .....................      70,085     3,695,146
 Computer Sciences Corporation (a)  ............       6,800       490,450
                                                 NUMBER OF      MARKET
                                                   SHARES       VALUE
                                                 ----------- -------------
COMMON STOCKS (CONTINUED)
  COMPUTER & DATA PROCESSING SERVICE (CONTINUED)
 Dassault Systemes S.A. -
    ADR (a) (b)   ..............................      21,200   $ 1,510,500
 Enator AB (a) .................................     102,601     1,830,124
 JBA Holdings Plc ..............................     239,120     3,504,638
 Logica Plc ....................................     502,607     5,796,862
 Misys Plc  ....................................     379,626     8,614,639
 NTT Data Corporation (b)  .....................       2,470     9,553,082
 Parametric Technology
    Company (a) (b)  ...........................     206,225     8,777,452
 Prosolvia AB - Class B
    144A (a) (c)  ..............................      48,450        74,523
  COMPUTER & OFFICE EQUIPMENT (1.02%)
 Electronics For Imaging, Inc. (a)  ............      47,000     2,220,750
 International Business Machines
    Corporation   ..............................      32,000     2,886,000
 Oce-Van Der Grinten N.V.  .....................      18,146     2,339,393
  CONSTRUCTION (0.45%)
 Jiangsu Expressway Company Ltd. -
    Class H 144A (a) (c)   .....................   9,174,000     3,256,635
  DEPARTMENT STORES (0.17%)
 Isetan Co. ....................................     102,000     1,264,536
  ELECTRIC SERVICES (0.80%)
 Companhia Energetica de Minas
    Gerais - Sponsored ADR (b)   ...............       7,250       365,008
 Electricidade de Portugal, S.A. ...............      70,896     1,288,114
 Mosenergo - Sponsored ADR
    144A (c)   .................................      15,500       643,250
 VEBA AG .......................................      62,056     3,485,892
  ELECTRONIC COMPONENTS & ACCESSORIES (1.47%)
 Electrocomponents Plc  ........................     750,428     5,605,523
 Fujitsu Ltd. (a) ..............................     279,000     3,872,970
 Simac Techniek N.V. ...........................      13,724     1,173,947
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (8.01%)
 Canon, Inc.   .................................     132,000     3,595,600
 Hitachi Ltd. (a) ..............................     642,000     7,174,437
 Le Carbone-Lorraine 144A (c) ..................       4,830     1,174,703
 Philips Electronics N.V.  .....................     191,902    13,737,994
 Philips Electronics N.V. - New York
    registered shares (b)  .....................     269,384    19,361,975
 Pricer AB - Class B (a)   .....................     124,652     4,285,789
 Sony Corporation ..............................      78,500     6,846,647
 Sony Corporation - ADR (b)   ..................       5,475       481,800
 UCAR International, Inc. (a) ..................      34,275     1,568,081

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GLOBAL PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                             NUMBER OF      MARKET
                                               SHARES       VALUE
                                             ----------- -------------
COMMON STOCKS (CONTINUED)
  ENGINEERING & MANAGEMENT SERVICES (1.82%)
 Autoliv AB (a)  ...........................      35,300   $ 1,352,849
 Cubiertas y Mzov SA   .....................      12,693     1,429,955
 Electrolux AB - Series B ..................     118,657     8,558,101
 Metra Oy - Class B ........................      61,000     1,838,907
  ENVIRONMENTAL SERVICES (2.59%)
 Rentokil Initial Plc  .....................   5,360,628    18,838,346
  FINANCE (1.12%)
 Lloyds TSB Group plc  .....................     473,439     4,857,238
 Student Loan Marketing Association         .     26,125     3,317,875
  FOOD STORES (0.47%)
 Carrefour SA (a)   ........................       1,939     1,407,496
 Disco S.A. - Sponsored ADR (a) ............      50,550     2,003,044
  FOOD & KINDRED PRODUCTS (1.74%)
 AB Sardus 144A (a) (c)   ..................      45,359       389,884
 Hero AG (c)  ..............................       1,567       874,310
 Koninklijke Nutricia Verenigde
    Bedrijven N.V.  ........................      54,042     8,530,051
 Raision Tehtaat Oy ........................      39,854     2,832,786
  HEALTH SERVICES (0.20%)
 Biocompatibles International Plc (a) ......      40,688       882,650
 Omnicare, Inc.  ...........................      18,675       585,928
  HOLDING & OTHER INVESTMENT OFFICES (3.26%)
 Compagnie Bancaire SA .....................       6,264       799,020
 Corp. Financiera Reunida, S.A. (a)   ......      56,873       239,303
 Dexia France (a)   ........................       5,603       545,082
 Finansierings Instituttet for Industri og
    Handvaerk A/S - Class B  ...............       4,544       115,618
 First Pacific Company Ltd.  ...............      33,000        42,172
 Grupo Carso SA de CV  .....................     201,083     1,397,929
 Incentive AB - Class B   ..................      15,577     1,423,486
 Kinnevik AB - Class B    ..................     137,601     3,832,823
 Lagardere S.C.A. (b)  .....................     305,957     8,882,572
 Nomura Securities Company Ltd. ............     166,000     2,289,855
 Quinenco S.A. (a) (b) .....................     149,475     2,765,288
 Vedior NV-CVA 144A (a) (c)  ...............      50,347     1,330,453
  HOTELS & OTHER LODGING PLACES (0.22%)
 Indian Hotels Company Limited
    144A (a) (c) ...........................      19,961       474,074
 Sol Melia, SA (a)  ........................      28,044     1,151,450
                                             NUMBER OF      MARKET
                                               SHARES       VALUE
                                             ----------- -------------
COMMON STOCKS (CONTINUED)
  INDUSTRIAL MACHINERY & EQUIPMENT (2.40%)
 Pfeiffer Vacuum Technology AG -
    Sponsored ADR (a)  .....................      11,600   $   337,850
 Siebe Plc .................................     702,974    11,907,069
 Stet Societa' Finanziaria Telefonica
    S.p.A. (b)   ...........................     657,876     3,884,042
 Tarkett AG   ..............................      52,741     1,330,164
  INSTRUMENTS & RELATED PRODUCTS (0.26%)
 Grand Optical Photoservice  ...............      12,453     1,889,225
  INSURANCE (0.99%)
 Zurich Versicherungsgesellschaft  .........      18,011     7,163,956
  MACHINERY, EQUIPMENT & SUPPLIES (0.06%)
 Azkoyen SA   ..............................       3,000       372,582
 Azkoyen SA - Rights   .....................       3,000        92,415
  MANUFACTURING INDUSTRIES (3.62%)
 Amer Group Ltd. (a) (b)  ..................     119,951     2,195,043
 Assa Abloy AB - Class B Free   ............     558,863    11,413,328
 Barco Industries N.V. .....................      16,097     3,260,367
 Johnson Matthey Plc   .....................      36,604       352,677
 Powerscreen International Plc  ............      57,778       629,821
 Sulzer AG .................................       5,743     4,914,596
 TI Group Plc ..............................     371,593     3,239,879
 Tomra Systems ASA  ........................      14,714       301,105
  MEDICAL INSTRUMENTS & SUPPLIES (1.28%)
 Boston Scientific Corporation (a) .........      10,350       635,878
 Fresenius Medical Care AG -
    ADR (a) (b)  ...........................     298,225     8,685,803
  OIL & GAS EXTRACTION (1.35%)
 Lukoil Oil Co. - Sponsored
    ADR (a) (b)  ...........................      28,200     2,225,420
 Tatneft - Sponsored ADR
    144A (a) (b) (c)   .....................      29,775     3,185,925
 YPF Sociedad Anonima S.A. -
    Sponsored ADR   ........................     143,950     4,426,463
  PERSONAL CREDIT INSTITUTIONS (0.26%)
 Associates First Capital
    Corporation - Class A ..................      34,425     1,910,588
  PERSONAL SERVICES (2.05%)
 Hays plc  .................................   1,371,052    13,038,711
 Kuoni Reisen AG - Class B   ...............          87       297,802
 Ranstad Holdings N. V.   ..................      15,087     1,590,127

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GLOBAL PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                             NUMBER OF      MARKET
                                               SHARES       VALUE
                                             ----------- -------------
COMMON STOCKS (CONTINUED)
  PETROLEUM REFINING (1.41%)
 Elf Aquitaine SA (b)  .....................    95,113     $ 10,255,905
  PHARMACEUTICALS (10.12%)
 Ares-Serono Group - Class B ...............       992        1,436,352
 Astra AB - Class A    .....................   131,886        2,454,771
 Eisai Co. Ltd. (b) ........................   261,500        4,954,208
 Gehe AG   .................................    60,918        4,155,246
 Glaxo Wellcome Plc ........................   207,361        4,282,461
 Grupo Casa Autrey S.A. de C.V. -
    Sponsored ADR   ........................   153,475        3,117,461
 Novartis AG  ..............................     5,681        9,077,466
 Pfizer, Inc. ..............................    12,625        1,508,688
 Rhone-Poulenc - Class A (b) ...............   246,876       10,077,086
 Rhone-Poulenc Rorer, Inc.   ...............    33,975        3,087,478
 Richter Gedeon Rt. - GDR - 144A (c)        .   23,550        2,169,963
 Roche Holding AG   ........................     1,431       12,936,506
 Smithkline Beecham Plc   ..................   315,122        5,802,059
 SmithKline Beecham Plc - ADR   ............    32,675        2,993,847
 Takeda Chemical Industries  ...............   196,000        5,510,040
  PRINTING & PUBLISHING (1.31%)
 Pearson Plc  ..............................    88,609        1,026,407
 Wolters Kluwer NV  ........................    69,559        8,464,664
  RADIO & TELEVISION BROADCASTING (1.37%)
 CanWest Global Communications
    Corporation  ...........................   114,150        1,690,847
 Central European Media Enterprises
    Ltd. (a)  ..............................    91,165        2,370,290
 Grupo Televisa S.A. - Sponsored
    GDR (a) (b)  ...........................   194,350        5,903,381
  REAL ESTATE (1.50%)
 Mitsubishi Estate Company, Limited   ......   500,000        7,246,377
 Mitsui Fudosan Co., Ltd. ..................   266,000        3,669,286
  RESEARCH & TESTING SERVICES (0.71%)
 WM-Data AB - Class B (b) ..................   291,885        5,130,983
  RESTAURANTS (0.82%)
 Compass Group Plc (c) .....................   380,256        4,265,386
 Tele Pizza, S.A. (a)  .....................    28,553        1,681,982
  RETAIL TRADE (0.22%)
 Pirelli S.p.A.  ...........................   503,018        1,265,965
 TAG Heuer International SA (a) ............     2,268          340,037
                                             NUMBER OF      MARKET
                                               SHARES       VALUE
                                             ----------- -------------
COMMON STOCKS (CONTINUED)
  RUBBER & MISC. PLASTIC PRODUCTS (1.52%)
 Adidas AG .................................    44,896     $  4,966,713
 Michelin - Class B (b)   ..................   101,275        6,078,533
  SECURITY & COMMODITY BROKERS (0.25%)
 Grupo Financiero Inbursa, S.A. de
    C.V. - Class B  ........................   430,741        1,789,783
  TELECOMMUNICATIONS (7.60%)
 Hellenic Telecommunication
    Organization S.A. 144A (c)  ............    43,407        1,019,129
 Iridium World Communications
    Ltd. (a) (b) ...........................    76,325        1,383,391
 Millicom International Cellular
    S.A. (a)  ..............................    32,825        1,567,394
 Nippon Telegraph & Telephone   ............     1,300       12,486,834
 Nortel Inversora S.A. - ADR (a) (b)  ......   121,025        3,313,059
 Oy Nokia AB - Class A .....................    18,781        1,418,144
 Oy Nokia AB - Class A - ADR ...............    75,300        5,553,375
 Portugal Telecom SA - Sponsored
    ADR ....................................    64,700        2,596,088
 Tandberg Television ASA (a) ...............     9,560           71,080
 Telecom Argentina Stet - France
    Telecom S.A. - Sponsored
    ADR (a) (b)  ...........................     6,525          342,563
 Telecom Italia Mobile SpA   ...............   628,166        2,017,023
 Telecom Italia S.p.A. .....................   907,371        2,907,147
 Telecomunicacoes Brasileiras S/A -
    Telebras - Sponsored ADR ...............    48,325        7,333,319
 Telefonaktiebolaget LM Ericsson -
    Class B   ..............................    45,231        1,780,219
 Telefonaktiebolaget LM Ericsson -
    Sponsored ADR   ........................   135,400        5,331,375
 Telefonica de Argentina S.A. -
    Sponsored ADR (b)  .....................    67,300        2,330,263
 Telefonica del Peru S.A. - Sponsored
    ADR (a)   ..............................   143,525        3,758,561
  TEXTILE MILL PRODUCTS (0.60%)
 Wolford AG (b)  ...........................    45,286        4,396,161
  TOBACCO PRODUCTS (0.17%)
 PT Hanjaya Mandala Sampoerna   ............   316,500        1,207,543
  TRANSPORTATION & PUBLIC UTILITIES (0.99%)
 Koninklijke Nedlloyd Groep NV  ............    34,809        1,004,924
 Stagecoach Holdings Plc  ..................   586,932        6,187,798

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GLOBAL PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                 NUMBER OF         MARKET
                                   SHARES          VALUE
                                ------------- -----------------
COMMON STOCKS (CONTINUED)
  WHOLESALE TRADE DURABLE GOODS (0.43%)
 Alcatel Alsthom (b)  .........    25,207      $   3,155,323
                                               -------------
 Total Common Stocks
 (cost: $ 573,478,466) .....................      712,473,451
                                                -------------
 Total Investment Securities
 (cost: $ 585,073,285) .....................    $ 729,271,541
                                                =============
 SUMMARY
 Investments at market value       100.34%     $ 729,271,541
 Other Liabilities in
    Excess of Assets  .........     (0.34%)       (2,495,787)
                                 ----------    -------------
 Net Assets  ..................    100.00%     $ 726,775,754
                                 ==========    =============

INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF TOTAL PORTFOLIO NET ASSETS.



                         MARKET VALUE   PERCENTAGE
                        --------------- -----------
 Austria   ............   $   4,396,161     0.60%
 Belgium   ............       5,226,586     0.72%
 Brazil ...............      11,115,401     1.53%
 Denmark   ............      12,430,138     1.71%
 Finland   ............       8,284,879     1.14%
 France ...............      62,405,292     8.59%
 Germany   ............      63,410,616     8.72%
 Greece ...............       1,019,129     0.14%
 Hong Kong ............       6,939,924     0.95%
 Indonesia ............       1,207,543     0.17%
 Italy  ...............      14,960,485     2.06%
 Japan  ...............      79,506,653    10.94%
 Mexico ...............       5,246,915     0.72%
 Netherlands  .........      50,920,641     7.01%
 Norway ...............       1,696,530     0.23%
 Philippines  .........         594,184     0.08%
 Poland ...............       1,511,852     0.21%
 Portugal  ............       1,288,114     0.18%
 Spain  ...............       8,907,519     1.23%
 Sweden ...............      67,738,885     9.32%
 Switzerland  .........      44,193,662     6.08%
 United Kingdom  ......     109,559,744    15.07%
 United States   ......     164,214,901    22.60%
                         --------------  -------
  Net Assets  .........   $ 726,775,754   100.00%
                         ==============  =======

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No income dividends were paid during the preceding twelve months.
(b) As of June 30, 1997, security is on loan. See footnote 1C to financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(d) Industry percentage is less than .01%.
ADR American Depositary Receipt
GDR Global Depositary Receipt

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.
32

WRL SERIES FUND, INC.
STRATEGIC TOTAL RETURN PORTFOLIO (E)
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                              PRINCIPAL      MARKET
                                                AMOUNT        VALUE
                                             ------------- ------------
U.S. GOVERNMENT OBLIGATIONS (6.54%)
 U.S. Treasury Notes
    6.13%, due 05/15/98   ..................   $ 1,000,000   $ 1,003,110
 U.S. Treasury Notes
    6.13%, due 08/31/98   ..................     9,000,000     9,023,400
 U.S. Treasury Notes
    6.13%, due 09/30/00   ..................     5,000,000     4,976,900
 U.S. Treasury Notes
    7.50%, due 11/15/01   ..................     5,000,000     5,208,750
 U.S. Treasury Notes
    7.50%, due 02/15/05   ..................     4,500,000     4,758,165
 U.S. Treasury Notes
    6.00%, due 10/15/99   ..................     6,000,000     5,989,200
                                                            ------------
 Total U.S. Government Obligations
 (cost: $ 30,822,569)....................................      30,959,525
                                                             ------------
CORPORATE DEBT SECURITIES (14.73%)
  BUSINESS SERVICES (0.96%)
 Olsten Corporation
    7.00%, due 03/15/06   ..................     4,625,000     4,555,625
  CHEMICALS & ALLIED PRODUCTS (0.61%)
 Dexter Corporation
    9.25%, due 12/15/16   ..................     1,425,000     1,494,234
 M.A. Hanna Company
    9.38%, due 09/15/03   ..................     1,250,000     1,390,625
  COMMERCIAL BANKS (1.11%)
 First Union Corporation
    7.25%, due 02/15/03   ..................     2,600,000     2,635,750
 J.P. Morgan & Co.
    7.63%, due 09/15/04   ..................     2,510,000     2,604,125
  COMMUNICATIONS EQUIPMENT (1.62%)
 GTE Corporation
    10.75%, due 09/15/17  ..................     1,000,000     1,057,500
 Lucent Technologies, Inc.
    6.90%, due 07/15/01   ..................     6,575,000     6,607,875
  ELECTRIC SERVICES (3.70%)
 Interstate Power Company
    8.63%, due 09/15/21   ..................     3,825,000     4,097,531
 KU Energy Corporation
    8.55%, due 05/15/27   ..................     4,000,000     4,215,000
 Potomac Electric Power Company
    5.00%, due 09/01/02   ..................     4,250,000     3,904,688
 West Penn Power Company
    8.88%, due 02/01/21   ..................     5,000,000     5,268,750
  ELECTRICAL GOODS (0.46%)
 Avnet, Inc.
    6.88%, due 03/15/04   ..................     2,199,000     2,196,251
                                              PRINCIPAL      MARKET
                                                AMOUNT        VALUE
                                             ------------- ------------
CORPORATE DEBT SECURITIES (CONTINUED)
  GAS PRODUCTION & DISTRIBUTION (1.29%)
 Oneok, Inc.
    9.75%, due 12/01/20   ..................   $ 1,000,000   $ 1,117,500
 Transcontinental Gas Power &
    Light Company
    9.13%, due 02/01/17   ..................     4,800,000     5,010,000
  LIFE INSURANCE (0.74%)
 Torchmark Corporation
    8.63%, due 03/01/17   ..................     3,350,000     3,504,938
  RAILROADS (1.84%)
 Union Pacific Corporation
    8.50%, due 01/15/17   ..................     5,500,000     5,713,125
 Union Pacific Corporation
    6.25%, due 03/15/99   ..................     3,000,000     2,988,750
  TELECOMMUNICATIONS (1.17%)
 Alltel Corporation
    7.25%, due 04/01/04   ..................     5,465,000     5,553,805
  TOBACCO PRODUCTS (1.23%)
 RJR Nabisco Holdings Corporation
    8.30%, due 04/15/99   ..................     5,650,000     5,833,625
                                                            ------------
 Total Corporate Debt Securities
 (cost: $ 70,023,643)  .....................                  69,749,697
                                                            ------------
CONVERTIBLE BONDS (4.76%)
  ENVIRONMENTAL SERVICES (0.79%)
 USA Waste Services, Inc.
    4.00%, due 02/01/02   ..................     3,500,000     3,762,500
  INDUSTRIAL MACHINERY & EQUIPMENT (0.78%)
 Robbins & Meyers, Inc.
    6.50%, due 09/01/03   ..................     2,800,000     3,678,500
  LUMBER & OTHER BUILDING MATERIALS (1.45%)
 Home Depot Inc.
    3.25%, due 10/01/01   ..................     6,000,000     6,855,000
  OIL & GAS EXTRACTION (1.74%)
 Nabors Industries, Inc.
    5.00%, due 05/15/06   ..................     5,450,000     8,215,875
                                                            ------------
 Total Convertible Bonds
 (cost: $ 18,533,565)  .....................                  22,511,875
                                                            ------------


                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STRATEGIC TOTAL RETURN PORTFOLIO (E)
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                               NUMBER OF      MARKET
                                                 SHARES       VALUE
                                               ----------- -------------
CONVERTIBLE PREFERRED STOCKS (6.13%)
  COMPUTER & DATA PROCESSING SERVICE (1.75%)
 Microsoft Corporation (a)  ..................    95,000     $ 8,265,000
  ELECTRIC SERVICES (1.71%)
 Calenergy Co., Inc. -
    Capital Trust (a)(c) .....................   110,300       8,093,263
  LIFE INSURANCE (1.49%)
 SunAmerica, Inc. - Series E   ...............    65,000       7,044,375
  PRIMARY METAL INDUSTRIES (1.18%)
 TIMET Capital Trust (c) .....................   103,500       5,589,000
                                                            ------------
 Total Convertible Preferred Stocks
 (cost: $ 24,730,441)....................................      28,991,638
                                                             ------------
COMMON STOCKS (67.07%)
  AUTOMOTIVE (0.43%)
 Autoliv, Inc. (a) ...........................    51,661       2,021,237
  BUSINESS SERVICES (2.54%)
 AccuStaff, Inc. (a)(b)  .....................   197,500       4,678,281
 Manpower, Inc. ..............................   165,500       7,364,750
  CHEMICALS & ALLIED PRODUCTS (8.80%)
 Colgate-Palmolive Company  ..................   121,400       7,921,350
 Estee Lauder Companies -
    Class A  .................................   130,000       6,532,500
 E.I. du Pont de Nemours &
    Company  .................................    92,000       5,784,500
 Gillette Company  ...........................    58,280       5,522,030
 Lawter International, Inc. ..................   337,500       4,260,938
 Morton International, Inc. (a)   ............   151,500       4,573,406
 Procter & Gamble Company   ..................    50,000       7,062,500
  COMMERCIAL BANKS (2.06%)
 Compass Bancshares Inc. .....................    75,500       2,538,688
 Mellon Bank Corporation .....................   160,000       7,220,000
  COMPUTER & OFFICE EQUIPMENT (1.59%)
 Hewlett-Packard Company .....................   134,000       7,504,000
  DEPARTMENT STORES (1.08%)
 Sears, Roebuck and Co.  .....................    95,000       5,106,250
  ELECTRICAL GOODS (1.05%)
 Westinghouse Electric
    Corporation (b)   ........................   215,000       4,971,875
                                               NUMBER OF      MARKET
                                                 SHARES       VALUE
                                               ----------- -------------
COMMON STOCKS (CONTINUED)
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.67%)
 Emerson Electric Company   ..................   100,000     $ 5,506,250
 General Electric Company   ..................    96,000       6,276,000
 National Service Industries, Inc.   .........   114,800       5,589,325
  ENVIRONMENTAL SERVICES (1.08%)
 Waste Management Inc.   .....................   159,100       5,111,088
  FABRICATED METAL PRODUCTS (0.45%)
 Masco Corporation ...........................    51,500       2,150,125
  FINANCE (1.37%)
 Fannie Mae  .................................   149,000       6,500,125
  FOOD & KINDRED PRODUCTS (2.13%)
 H.J. Heinz Company   ........................    50,000       2,306,250
 Nabisco Holdings Corporation -
    Class A (b) ..............................   195,300       7,787,588
  HEALTH SERVICES (0.86%)
 Columbia/HCA Healthcare
    Corporation ..............................   104,100       4,092,430
  HOLDING & OTHER INVESTMENT OFFICES (4.36%)
 Crescent Real Estate
    Equities, Inc. ...........................   321,500      10,207,625
 Starwood Lodging Trust  .....................   243,900      10,411,480
  INDUSTRIAL MACHINERY & EQUIPMENT (1.31%)
 Baker Hughes, Inc.   ........................   160,000       6,190,000
  INSTRUMENTS & RELATED PRODUCTS (2.08%)
 Eastman Kodak Company   .....................    47,900       3,676,325
 Fisher Scientific International  ............   129,500       6,151,250
  INSURANCE (1.13%)
 PartnerRe Ltd. ..............................   140,000       5,337,500
  INSURANCE AGENTS, BROKERS & SERVICE (0.54%)
 Marsh & McLennan
    Companies, Inc.   ........................    36,000       2,569,500
  LIFE INSURANCE (2.81%)
 American General Corporation (b)             .  106,900       5,104,475
 American International
    Group, Inc. ..............................    43,000       6,423,125
 Hartford Life, Inc. - Class A (a)(b)         .   30,000       1,125,000
 Nationwide Financial Services,
    Inc. - Class A ...........................    25,000         664,063
  MANUFACTURING INDUSTRIES (1.62%)
 Tyco International Ltd. (b)   ...............   110,000       7,651,875

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STRATEGIC TOTAL RETURN PORTFOLIO (E)
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                          NUMBER OF       MARKET
                                            SHARES        VALUE
                                         ------------- -------------
COMMON STOCKS (CONTINUED)
  MEDICAL INSTRUMENTS & SUPPLIES (2.66%)
 Baxter International, Inc. ............       122,200   $  6,384,950
 Covance, Inc. (a) .....................       320,500      6,189,656
  MOTION PICTURES (0.77%)
 Walt Disney Company  ..................        45,400      3,643,350
  OIL & GAS EXTRACTION (0.87%)
 Union Pacific Resources
    Group, Inc. ........................       165,000      4,104,375
  PAPER & ALLIED PRODUCTS (0.87%)
 Kimberly-Clark Corporation ............        82,900      4,124,275
  PAPERBOARD CONTAINERS AND BOXES (0.06%)
 Longview Fibre Company  ...............        18,000        299,250
  PETROLEUM REFINING (4.92%)
 Amoco Corporation .....................        75,700      6,581,169
 Exxon Corporation .....................       114,800      7,060,200
 Mobil Corporation .....................       137,800      9,628,775
  PHARMACEUTICALS (4.14%)
 Merck & Co., Inc. .....................        70,500      7,296,750
 Schering-Plough Corporation (b)  ......       104,000      4,979,000
 SmithKline Beecham Plc - ADR  .........        80,000      7,330,000
  PRINTING & PUBLISHING (1.41%)
 A.H. Belo Corporation - Class A  ......       160,400      6,676,650
  REAL ESTATE (0.80%)
 Boykin Lodging Company  ...............       144,000      3,447,000
 Crescent Operating, Inc. (a)  .........        32,150        385,800
  RESTAURANTS (1.27%)
 PepsiCo, Inc.  ........................       160,000      6,010,000
  SAVINGS INSTITUTIONS (1.37%)
 First Colorado Bancorp, Inc. (b) ......       339,500      6,492,938
  STONE, CLAY, & GLASS PRODUCTS (2.00%)
 Corning Inc. (b)  .....................       170,000      9,456,250
  TELECOMMUNICATIONS (0.83%)
 Alltel Corporation   ..................       117,900      3,942,281
                                          NUMBER OF       MARKET
                                            SHARES        VALUE
                                         ------------- -------------
COMMON STOCKS (CONTINUED)
  TOBACCO PRODUCTS (1.12%)
 Philip Morris Companies, Inc. .........       120,000   $  5,325,000
  WHOLESALE TRADE DURABLE GOODS (3.02%)
 Danka Business Systems Plc -
    Sponsored ADR (b)(c) ...............       209,800      8,575,575
 Johnson & Johnson .....................        88,400      5,690,750
                                                        -------------
 Total Common Stocks
 (cost: $ 231,673,065)..................                  317,517,698
                                                        -------------


                                   PRINCIPAL        MARKET
                                    AMOUNT           VALUE
                                ---------------- --------------
SHORT-TERM OBLIGATION (0.55%)
 Investors Bank & Trust
    Company (d)
  5.51%, Repurchase
  Agreement dated 6/30/97
  to be repurchased at
  $ 2,620,955 on 7/1/97  ......  $  2,620,554      $   2,620,554
                                                  --------------
 Total Short-Term Obligation
 (cost: $ 2,620,554)...........................         2,620,554
                                                   --------------
 Total Investment Securities
 (cost: $ 378,403,837) ........................     $ 472,350,987
                                                   ==============
SUMMARY
 Investments at market value            99.78%     $ 472,350,987
 Other Assets in
    Excess of Liabilities   ...          0.22%         1,046,001
                                 ------------     --------------
 Net Assets  ..................        100.00%     $ 473,396,988
                                 ============     ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No income dividends were paid during the preceding twelve months.
(b) As of June 30, 1997, security is on loan. See footnote 1C to financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(d) Collateralized by $ 2,575,179 of Government National Mortgage Association 9.00% due 11/15/21; market value and accrued interest aggregated
      $ 2,752,197 for this collateral at June 30, 1997.
(e) Prior to May 1, 1997, this portfolio was named Equity Income.
ADR American Depositary Receipt

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
EMERGING GROWTH PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                                NUMBER OF     MARKET
                                                  SHARES       VALUE
                                                ----------- ------------
CONVERTIBLE PREFERRED STOCKS (C)
  TELECOMMUNICATIONS (C)
 AirTouch Communications,
    Inc. - Series B ...........................         1     $       29
 AirTouch Communications,
    Inc. - Series C ...........................         1             48
                                                             -----------
 Total Convertible Preferred Stocks
 (cost: $ 78).............................................             77
                                                              -----------
COMMON STOCKS (91.78%)
  AEROSPACE (0.41%)
 Gulfstream Aerospace
    Corporation (a)    ........................    25,000        737,500
 Sundstrand Corporation   .....................    24,000      1,296,000
  AIR TRANSPORTATION (1.36%)
 Airborne Freight Corporation   ...............    37,000      1,549,375
 Continental Airlines, Inc. -
    Class A (a)  ..............................    20,000        700,000
 Continental Airlines, Inc. -
    Class B (a) (b) ...........................    55,000      1,921,563
 US Airways Group Inc. (a) (b)  ...............    75,000      2,625,000
  APPAREL PRODUCTS (2.24%)
 Gucci Group nv - NY registered
    share (b) .................................    40,000      2,575,000
 Jones Apparel Group, Inc. (a)  ...............    58,000      2,769,500
 Liz Claiborne, Inc.   ........................    40,000      1,865,000
 Nautica Enterprises, Inc. (a)  ...............    40,000      1,057,500
 Polo Ralph Lauren Corporation (a) ............    28,400        777,450
 Tommy Hilfiger Corporation (a) (b)   .........    20,000        803,750
 WestPoint Stevens, Inc. (a) ..................    33,000      1,291,125
  APPAREL & ACCESSORY STORES (1.82%)
 Pacific Sunwear of
    California (a) (b)    .....................    45,000      1,451,250
 Ross Stores, Inc.  ...........................   125,000      4,085,937
 St. John Knits, Inc.  ........................    44,000      2,376,000
 Wet Seal, Inc. - Class A (a)   ...............    36,000      1,136,250
  AUTOMOTIVE (0.17%)
 SPX Corporation ..............................    13,000        842,562
  BUSINESS CREDIT INSTITUTIONS (0.77%)
 Finova Group, Inc. ...........................    50,000      3,825,000
                                                NUMBER OF     MARKET
                                                  SHARES       VALUE
                                                ----------- ------------
COMMON STOCKS (CONTINUED)
  BUSINESS SERVICES (2.07%)
 AccuStaff, Inc. (a) (b)  .....................    32,750     $  775,766
 Caribiner International, Inc. (a) ............    40,000      1,305,000
 Engineering Animation, Inc. (a)   ............     8,000        270,000
 Interpublic Group of
    Companies, Inc. ...........................    42,000      2,575,125
 Omnicom Group, Inc.   ........................    40,000      2,465,000
 Robert Half International, Inc. (a)  .........    40,000      1,882,500
 Sitel Corporation (a) (b)   ..................    50,000      1,031,250
  CHEMICALS & ALLIED PRODUCTS (0.68%)
 Cytec Industries, Inc. (a)  ..................    17,500        654,063
 Praxair, Inc.   ..............................    49,000      2,744,000
  COMMERCIAL BANKS (1.65%)
 Cullen/Frost Bankers, Inc.  ..................    25,000      1,059,375
 National Commerce Bancorporation  ............    16,000        352,000
 North Fork Bancorporation, Inc.   ............    44,000        940,500
 Peoples Heritage Financial
    Group, Inc.  ..............................    30,000      1,136,250
 Silicon Valley Bancshares (a)  ...............    10,000        452,500
 Star Banc Corporation ........................    35,000      1,478,750
 State Street Corporation .....................    60,000      2,775,000
  COMMUNICATIONS EQUIPMENT (2.44%)
 ADC Telecommunications (a)  ..................    62,000      2,069,250
 Advanced Fibre
    Communications (a) (b)   ..................    23,000      1,388,625
 CIENA Corporation (a) (b)   ..................    42,000      1,979,250
 Tellabs, Inc. (a)  ...........................   120,000      6,705,000
  COMPUTER & DATA PROCESSING SERVICES (18.39%)
 Aspen Technologies, Inc. (a)   ...............    54,800      2,061,850
 Baan Company nv (a) (b)  .....................    45,000      3,099,375
 BMC Software, Inc. (a) (b)  ..................   120,000      6,645,000
 Cambridge Technology
    Partners, Inc. (a) ........................    50,000      1,600,000
 Ciber, Inc. (a) ..............................    34,000      1,162,375
 Citrix Systems, Inc. (a) .....................    34,000      1,491,750
 Comdisco, Inc.  ..............................    48,000      1,248,000
 Computer Horizons Corporation (a) ............    36,500      1,250,125
 Compuware Corporation (a)   ..................   184,000      8,786,000
 Discreet Logic, Inc. (a) .....................    31,900        526,350
 HBO & Company   ..............................   107,000      7,369,625
 HNC Software, Inc. (a) (b)  ..................    35,000      1,334,375
 Keane, Inc. (a) ..............................    23,000      1,196,000
 McAfee Associates, Inc. (a) (b)   ............   135,000      8,521,875

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
EMERGING GROWTH PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                               NUMBER OF      MARKET
                                                 SHARES       VALUE
                                               ----------- -------------
COMMON STOCKS (CONTINUED)
  COMPUTER & DATA PROCESSING SERVICES (CONTINUED)
 Memco Software Ltd. (a) (b)   ...............     7,500     $   136,875
 Microsoft Corporation (a)  ..................   143,000      18,071,625
 National Data Corporation (b) ...............    40,000       1,732,500
 National Techteam, Inc. (a)   ...............    20,000         427,500
 PeopleSoft (a) (b)   ........................   150,000       7,912,500
 Saville Systems Ireland Plc -
     Sponsored ADR (a) (b)  ..................    22,000       1,144,000
 Siebel Systems, Inc. (a)   ..................    20,000         645,000
 Stratus Computer, Inc. (a) ..................    34,000       1,700,000
 Sun Microsystems, Inc. (a) ..................    40,000       1,488,747
 SunGard Data Systems Inc. (a) ...............    55,000       2,557,500
 Technology Solutions Company (a) ............    15,000         592,500
 Teradyne, Inc. (a)   ........................    88,000       3,454,000
 Viasoft, Inc. (a) (b)   .....................    70,000       3,552,500
 Visio Corporation (a)   .....................     5,000         352,500
 Wind River Systems (a)  .....................    39,000       1,491,750
  COMPUTER & OFFICE EQUIPMENT (5.73%)
 Comverse Technology, Inc. (a) ...............    55,000       2,860,000
 Dell Computer Corporation (a) (b)   .........   195,000      22,900,312
 Jabil Circuit, Inc. (a) .....................    33,000       2,767,875
  CONSTRUCTION (0.22%)
 Dynatech Corporation (a)   ..................    30,000       1,072,500
  DEPARTMENT STORES (1.55%)
 Fred Meyer, Inc. (a) ........................    34,000       1,757,375
 Proffitt's, Inc. (a) ........................    27,000       1,184,625
 Stein Mart, Inc. (a) ........................    39,000       1,170,000
 TJX Companies, Inc.  ........................   136,000       3,587,000
  DRUG STORES & PROPRIETARY STORES (0.43%)
 CVS Corporation   ...........................    42,000       2,152,500
  EDUCATIONAL SERVICES (0.27%)
 Apollo Group, Inc. - Class A (a) (b)   ......    37,500       1,321,875
  ELECTRIC SERVICES (0.54%)
 AES Corporation (a)  ........................    38,000       2,688,500
  ELECTRICAL GOODS (0.41%)
 CellStar Corporation (a) (b)  ...............    67,500       2,067,188
  ELECTRONIC COMPONENTS & ACCESSORIES (4.20%)
 Altera Corporation (a)  .....................   140,000       7,070,000
 ASM Lithography Holding (a)   ...............    27,000       1,579,500
 BMC Industries, Inc. ........................    30,000       1,027,500
                                               NUMBER OF      MARKET
                                                 SHARES       VALUE
                                               ----------- -------------
COMMON STOCKS (CONTINUED)
  ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
 Dallas Semiconductor Corporation ............    46,500     $ 1,825,125
 Micrel, Inc. (a)  ...........................    15,000         765,000
 Micro Linear Corporation (a)  ...............    24,000         252,000
 Sanmina Corporation (a) (b)   ...............    42,000       2,667,000
 Texas Instruments, Inc. .....................    33,000       2,774,062
 Vitesse Semiconductor
    Corporation (a)   ........................    90,000       2,941,875
  ENVIRONMENTAL SERVICES (1.86%)
 Allied Waste Industries, Inc.(a) ............    34,000         590,750
 Newpark Resources, Inc. (a)   ...............    40,000       1,350,000
 United Waste Systems, Inc. (a)   ............    80,000       3,280,000
 U.S.A. Waste Services, Inc. (a) (b) .........   105,000       4,055,625
  FABRICATED METAL PRODUCTS (0.86%)
 Danaher Corporation  ........................    40,000       2,032,500
 Tower Automotive, Inc. (a) ..................    25,000       1,075,000
 Wyman-Gordon Company (a) (b)  ...............    43,000       1,161,000
  FOOD STORES (0.29%)
 General Nutrition Companies,
    Inc. (a) .................................    51,000       1,428,000
  FOOD & KINDRED PRODUCTS (1.39%)
 Interstate Bakeries Corporation  ............    45,000       2,669,063
 Morningstar Group, Inc. (a)   ...............    27,000         793,125
 Smithfield Foods, Inc. (a) ..................    56,000       3,444,000
  FURNITURE & FIXTURES (1.00%)
 Ethan Allen Interiors, Inc.   ...............    33,000       1,881,000
 Furniture Brands International,
    Inc. (a) .................................    20,000         387,500
 Herman Miller, Inc.  ........................    75,000       2,700,000
  FURNITURE & HOME FURNISHINGS STORES (0.91%)
 Linens 'N Things, Inc. (a) ..................    20,000         592,500
 Pier 1 Imports, Inc. ........................    60,000       1,590,000
 Williams-Sonoma, Inc. (a)  ..................    55,000       2,351,250
  GAS PRODUCTION & DISTRIBUTION (0.79%)
 Cooper Cameron Corporation (a)   ............    84,000       3,927,000
  HEALTH SERVICES (2.15%)
 Health Management
    Associates, Inc. (a) .....................    80,625       2,297,813
 HEALTHSOUTH
    Corporation (a) (b)  .....................   205,000       5,112,187
 Renal Treatment Centers, Inc. (a)   .........    35,000         940,625

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
EMERGING GROWTH PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                          NUMBER OF     MARKET
                                            SHARES       VALUE
                                          ----------- ------------
COMMON STOCKS (CONTINUED)
  HEALTH SERVICES (CONTINUED)
 Total Renal Care Holdings, Inc. (a)  ...    25,500     $ 1,024,781
 Universal Health Services,
    Inc. - Class B (a) ..................    34,000       1,309,000
  HOTELS & OTHER LODGING PLACES (1.31%)
 CapStar Hotel Company (a)   ............    30,000         960,000
 Doubletree Corporation (a)  ............    40,000       1,645,000
 HFS, Inc. (a) (b)  .....................    33,000       1,914,000
 Prime Hospitality Corp. (a) ............    33,000         651,750
 Promus Hotel Corporation (a)   .........    35,000       1,356,250
  INDUSTRIAL MACHINERY & EQUIPMENT (2.81%)
 Applied Materials, Inc. (a) ............   100,000       7,081,250
 JLK Direct Distribution Inc. (a)  ......     5,000         128,125
 Kulicke & Soffa Industries,
    Inc. (a)  ...........................    28,000         909,124
 Smith International, Inc. (a) (b) ......    71,000       4,313,250
 U.S. Filter Corporation (a) (b)   ......    40,000       1,090,000
 Varco International, Inc. (a)  .........    15,000         483,750
  INSTRUMENTS & RELATED PRODUCTS (0.94%)
 Cymer, Inc. (a) (b)   ..................    34,000       1,657,500
 KLA-Tencor Corporation (a)  ............    30,000       1,462,500
 Uniphase Corporation (a) ...............    27,000       1,572,750
  INSURANCE (4.76%)
 American Bankers Insurance
    Group, Inc.  ........................    20,000       1,265,000
 CMAC Investment Corporation ............    60,000       2,865,000
 Conseco Inc. ...........................   215,000       7,955,000
 Everest Reinsurance
    Holdings, Inc.  .....................    25,000         990,625
 FPA Medical Management,
    Inc. (a) (b) ........................    35,000         829,062
 Mercury General Corporation ............     3,500         254,625
 MGIC Investment Corporation ............    24,000       1,150,500
 Oxford Health Plans, Inc. (a) (b) ......    74,000       5,309,500
 The Hartford Financial Services
    Group Inc.   ........................    27,500       2,275,625
 Transatlantic Holdings, Inc.   .........     5,000         496,250
 Vesta Insurance Group, Inc. ............     7,000         302,750
  IRON & STEEL FOUNDRIES (0.41%)
 Precision Castparts Corporation   ......    34,000       2,027,250
  LEATHER & LEATHER PRODUCTS (0.62%)
 Wolverine World Wide, Inc.  ............   101,250       3,075,469
                                          NUMBER OF     MARKET
                                            SHARES       VALUE
                                          ----------- ------------
COMMON STOCKS (CONTINUED)
  LIFE INSURANCE (0.63%)
 Penncorp Financial Group, Inc. (b)   ...    24,100     $   927,850
 SunAmerica, Inc.   .....................    45,000       2,193,750
  LUMBER & OTHER BUILDING MATERIALS (0.16%)
 Eagle Hardware & Garden,
    Inc. (a) (b) ........................    35,000         800,625
  MANAGEMENT SERVICES (1.15%)
 Corrections Corporation of
    America (a) (b) .....................    83,000       3,299,250
 Paychex, Inc.   ........................    57,000       2,166,000
 Whittman-Hart, Inc. (a)  ...............     8,800         247,500
  MANUFACTURING INDUSTRIES (0.99%)
 Tiffany & Co.   ........................    45,000       2,078,438
 Tyco International Ltd. (b) ............    41,000       2,852,062
  MEDICAL INSTRUMENTS & SUPPLIES (1.35%)
 ESC Medical Systems Limited (a)   ......    15,000         382,500
 Guidant Corporation   ..................    65,000       5,525,000
 MiniMed, Inc. (a)  .....................    30,000         798,750
  MISC. GENERAL MERCHANDISE STORES (0.59%)
 Consolidated Stores
    Corporation (a) .....................    85,000       2,953,750
  MOTION PICTURES (0.43%)
 Regal Cinemas, Inc. (a) (b) ............    65,000       2,145,000
  OIL & GAS EXTRACTION (4.96%)
 BJ Services Company -
    Warrants (b) ........................    14,000         409,500
 BJ Services Company (a)  ...............    35,000       1,876,875
 Cliffs Drilling Company (a) ............    40,000       1,460,000
 Diamond Offshore Drilling,
    Inc. (a)  ...........................    58,000       4,531,250
 ENSCO International,
    Incorporated (a)   ..................    60,000       3,165,000
 Falcon Drilling Company, Inc. (a) ......    58,000       3,342,250
 Forcenergy, Inc. (a) (b) ...............    38,000       1,154,250
 Global Marine, Inc. (a)  ...............   140,000       3,255,000
 Marine Drilling Companies, Inc. (a)  ...    97,000       1,903,625
 Ocean Energy, Inc. (a)   ...............    32,500       1,503,125
 Rowan Companies, Inc. (a)   ............    30,000         845,625
 Santa Fe International
    Corporation (a) (b)   ...............    36,000       1,224,000

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
EMERGING GROWTH PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                            NUMBER OF      MARKET
                                              SHARES       VALUE
                                            ----------- -------------
COMMON STOCKS (CONTINUED)
  PAPER & ALLIED PRODUCTS (0.20%)
 Sealed Air Corporation (a) ...............    21,000     $    997,500
  PETROLEUM & PETROLEUM PRODUCTS (0.22%)
 National-Oilwell, Inc. (a) (b)   .........    19,000        1,092,500
  PHARMACEUTICALS (2.63%)
 Dura Pharmaceuticals, Inc. (a)   .........   113,000        4,505,875
 Jones Medical Industries, Inc.   .........    54,000        2,565,000
 Medicis Pharmaceutical Corporation -
    Class A (a) (b)   .....................    52,500        2,618,438
 Parexel International Corporation (a)     .   30,000          952,500
 Rexall Sundown, Inc. (a) (b)  ............    35,000        1,365,000
 Teva Pharmaceutical Industries Ltd. -
    Sponsored ADR  ........................    17,000        1,100,750
  PRIMARY METAL INDUSTRIES (0.36%)
 Maverick Tube Corporation (a) ............    25,000          937,500
 Mueller Industries, Inc. (a)  ............    20,000          875,000
  PRINTING & PUBLISHING (0.95%)
 Consolidated Graphics, Inc. (a)  .........    40,000        1,670,000
 Meredith Corporation .....................    90,000        2,610,000
 Valassis Communications, Inc. (a)   ......    19,000          456,000
  RADIO & TELEVISION BROADCASTING (1.28%)
 Clear Channel Communications,
    Inc. (a) ..............................    32,000        1,968,000
 Evergreen Media Corporation -
    Class A (a) (b)   .....................    69,000        3,079,125
 Jacor Communications, Inc. (a) (b)  ......    27,000        1,032,750
 Univision Communications, Inc. (a)  ......     7,400          289,525
  RADIO, TELEVISION, & COMPUTER STORES (0.30%)
 CompUSA, Inc. (a) (b)   ..................    40,000          860,000
 Inacom Corporation (a) (b) ...............    20,000          622,500
  RESEARCH & TESTING SERVICES (0.56%)
 Curative Health Services, Inc. (a)  ......    25,000          718,750
 Quintiles Transnational
    Corporation (a)   .....................    30,000        2,088,750
  RESTAURANTS (0.11%)
 Foodmaker, Inc. (a)  .....................    34,000          556,750
                                            NUMBER OF      MARKET
                                              SHARES       VALUE
                                            ----------- -------------
COMMON STOCKS (CONTINUED)
  RETAIL TRADE (2.36%)
 Action Performance Companies,
    Inc. (a) (b)   ........................    30,000     $    727,500
 Barnes & Noble, Inc. (a)   ...............    38,000        1,634,000
 Bed Bath & Beyond, Inc. (a) (b)  .........    60,000        1,822,500
 Borders Group, Inc. (a) ..................    90,000        2,171,250
 Costco Companies, Inc. (a) ...............   164,000        5,391,500
  RUBBER & MISC. PLASTIC PRODUCTS (0.42%)
 EVI, Inc. (a)  ...........................    50,000        2,100,000
  SAVINGS INSTITUTIONS (2.57%)
 Astoria Financial Corporation ............    30,000        1,425,000
 Coast Savings Financial (a)   ............    20,000          908,750
 Glendale Federal Bank FSB (a) ............    35,000          914,375
 GreenPoint Financial Corporation .........    30,000        1,996,875
 Sovereign Bancorp, Inc. (b)   ............    50,000          762,500
 St. Paul Bancorp, Inc.  ..................    35,000        1,159,375
 Washington Mutual, Inc. (b)   ............    94,000        5,616,500
  TELECOMMUNICATIONS (1.42%)
 Brightpoint, Inc. (a)   ..................    42,000        1,367,625
 Cincinnati Bell, Inc.   ..................   120,000        3,780,000
 MasTec, Inc. (a) (b) .....................    30,000        1,419,375
 U.S. Long Distance Corporation (a)  ......    29,000          500,250
  TOBACCO PRODUCTS (0.13%)
 Consolidated Cigar Holdings
    Inc. (a) (b)   ........................    24,000          666,000
  TRANSPORTATION EQUIPMENT (0.17%)
 Halter Marine Group, Inc. (a) ............    35,000          840,000
  VARIETY STORES (0.65%)
 Dollar General Corporation ...............    50,000        1,875,000
 Family Dollar Stores, Inc. ...............    50,000        1,362,500
  WATER TRANSPORTATION (0.44%)
 Tidewater, Inc. (b)  .....................    50,000        2,200,000
  WHOLESALE TRADE DURABLE GOODS (1.30%)
 Ingram Micro, Inc. (a)  ..................    35,000          844,375
 Omnicare, Inc. ...........................   120,000        3,765,000
 Safeway, Inc. (a) ........................    40,000        1,845,000
                                                         -------------
 Total Common Stocks
 (cost: $ 325,344,727).....................                456,822,037
                                                         -------------


                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
EMERGING GROWTH PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                                    PRINCIPAL         MARKET
                                                      AMOUNT           VALUE
                                                 ----------------- --------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (7.93%)
 Federal Home Loan Bank
    6.00%, due 07/01/97 ........................  $  39,460,000      $  39,460,000
                                                                    --------------
 Total Short-Term
    U.S. Government Obligation
 (cost: $ 39,460,000)  ..........................................        39,460,000
                                                                     --------------
 Total Investment Securities
 (cost: $ 364,804,805) ..........................................     $ 496,282,114
                                                                     ==============
         SUMMARY
 Investments at market value  ..................          99.71%     $ 496,282,114
 Other Assets in
  Excess of Liabilities ........................           0.29%         1,468,252
                                                  -------------     --------------
 Net Assets ....................................         100.00%     $ 497,750,366
                                                  =============     ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b) As of June 30, 1997, security is on loan. See footnote 1C to financial statements.
(c)  Percentage is less than .01%.
ADR American Depositary Receipt

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.
40

WRL SERIES FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                                 NUMBER OF      MARKET
                                                   SHARES       VALUE
                                                 ----------- -------------
COMMON STOCKS (96.08%)
  AEROSPACE (3.90%)
 AlliedSignal Inc.   ...........................    33,200     $ 2,788,800
 Boeing Company (b)  ...........................   101,300       5,375,231
 Gulfstream Aerospace
    Corporation (a)  ...........................    43,000       1,268,500
 Sundstrand Corporation ........................    25,000       1,350,000
  AGRICULTURE (0.53%)
 Pioneer Hi-Bred International, Inc.   .........    18,400       1,472,000
  AIR TRANSPORTATION (0.84%)
 AMR Corporation (a) ...........................    25,200       2,331,000
  APPAREL PRODUCTS (2.41%)
 Gucci Group nv - NY registered
    share (b)  .................................    68,300       4,396,812
 Tommy Hilfiger Corporation (a) (b) ............    56,000       2,250,500
  BUSINESS SERVICES (2.42%)
 ADT Ltd. (a) (b) ..............................    43,500       1,435,500
 CUC International, Inc. (a) (b) ...............   145,500       3,755,719
 Equifax, Inc. .................................    40,400       1,502,375
  CHEMICALS & ALLIED PRODUCTS (6.50%)
 Colgate-Palmolive Company .....................    42,000       2,740,500
 E. I. du Pont de Nemours &
    Company ....................................    66,200       4,162,325
 Gillette Company ..............................    91,100       8,631,725
 IMC Global, Inc. ..............................    33,500       1,172,500
 Monsanto Company ..............................    28,900       1,244,506
  COMMERCIAL BANKS (2.37%)
 Citicorp   ....................................    54,200       6,534,487
  COMMUNICATIONS EQUIPMENT (3.62%)
 Bay Networks, Inc. (a) ........................    60,100       1,596,406
 Oy Nokia AB - Sponsored ADR  ..................    62,700       4,624,125
 Telefonaktiebolaget LM Ericsson -
    Sponsored ADR ..............................    22,800         897,750
 Tellabs, Inc. (a)   ...........................    51,400       2,871,975
  COMPUTER & DATA PROCESSING SERVICES (7.99%)
 Adaptec, Inc. (a)   ...........................    37,200       1,292,700
 Electronics For Imaging, Inc. (a)  ............    61,200       2,891,700
 First Data Corporation ........................    66,512       2,922,371
 Microsoft Corporation (a) .....................    40,600       5,130,825
 Oracle Corporation (a) ........................   120,700       6,080,262
 Parametric Technology
    Company (a) (b)  ...........................    88,100       3,749,756
                                                 NUMBER OF      MARKET
                                                   SHARES       VALUE
                                                 ----------- -------------
COMMON STOCKS (CONTINUED)
  COMPUTER & OFFICE EQUIPMENT (5.98%)
 Cisco Systems, Inc. (a)   .....................   103,300     $ 6,934,013
 Hewlett-Packard Company   .....................    50,400       2,822,400
 International Business Machines
    Corporation   ..............................    44,800       4,040,400
 International Game Technology   ...............   153,000       2,715,750
  DEPARTMENT STORES (2.90%)
 TJX Companies, Inc. ...........................    60,000       1,582,500
 Wal-Mart Stores, Inc. (b) .....................   189,900       6,420,994
  DRUG STORES & PROPRIETARY STORES (0.60%)
 Rite Aid Corporation   ........................    33,000       1,645,875
  ELECTRICAL GOODS (2.06%)
 Motorola, Inc.   ..............................    39,400       2,994,400
 Westinghouse Electric Corporation              .  116,700       2,698,688
  ELECTRONIC COMPONENTS & ACCESSORIES (8.51%)
 Altera Corporation (a) ........................    71,100       3,590,550
 Intel Corporation   ...........................    17,600       2,495,900
 Linear Technology Corporation (b)  ............   108,600       5,620,050
 Maxim Integrated Products, Inc. (a)            .   42,500       2,417,187
 Texas Instruments, Inc.   .....................    68,900       5,791,906
 Xilinx, Inc. (a) ..............................    72,900       3,576,656
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.53%)
 General Electric Company  .....................   112,000       7,322,000
 Sunbeam Corporation, Inc. (b)   ...............   137,200       5,179,300
  ENGINEERING & MANAGEMENT SERVICES (1.12%)
 Halliburton Company ...........................    38,900       3,082,825
  ENVIRONMENTAL SERVICES (1.46%)
 United Waste Systems, Inc. (a)  ...............    34,000       1,394,000
 U.S.A. Waste Services, Inc. (a) (b)            .   68,000       2,626,500
  FABRICATED METAL PRODUCTS (0.26%)
 Newell Company   ..............................    17,900         713,183
  HOTELS & OTHER LODGING PLACES (0.36%)
 Mirage Resorts, Inc. (a)  .....................    40,000       1,010,000
  INDUSTRIAL MACHINERY & EQUIPMENT (3.78%)
 Applied Materials, Inc. (a)  ..................    39,000       2,761,688
 Kulicke & Soffa Industries, Inc. (a)  .........    43,900       1,425,376
 Smith International, Inc. (a)   ...............    33,100       2,010,825
 United Technologies Corporation ...............    51,200       4,249,600

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                          NUMBER OF      MARKET
                                            SHARES       VALUE
                                          ----------- -------------
COMMON STOCKS (CONTINUED)
  INSURANCE (3.65%)
 American International Group, Inc.      .   45,400     $  6,781,625
 MGIC Investment Corporation ............    40,000        1,917,500
 Oxford Health Plans, Inc. (a)  .........    19,100        1,370,425
  LUMBER & OTHER BUILDING MATERIALS (2.99%)
 Home Depot, Inc.   .....................   119,700        8,251,819
  MANUFACTURING INDUSTRIES (2.07%)
 Tyco International Ltd. (b) ............    82,000        5,704,125
  MEDICAL INSTRUMENTS & SUPPLIES (0.92%)
 Becton, Dickinson & Company ............    32,500        1,645,313
 Hologic, Inc. (a)  .....................    34,000          905,250
  MORTGAGE BANKERS AND BROKERS (1.09%)
 The Money Store, Inc. (b)   ............   105,000        3,012,188
  OIL & GAS EXTRACTION (1.81%)
 Schlumberger Ltd.  .....................    40,000        5,000,000
  PERSONAL SERVICES (1.12%)
 Cintas Corporation .....................    29,000        1,993,750
 Service Corporation International ......    33,200        1,091,450
  PHARMACEUTICALS (10.83%)
 BioChem Pharma, Inc. (a) ...............   124,400        2,767,900
 Bristol-Myers Squibb Company   .........    20,000        1,620,000
 Eli Lilly & Company   ..................    74,600        8,154,712
 McKesson Corporation  ..................    17,000        1,317,500
 Merck & Co., Inc.  .....................    74,000        7,659,000
 Pfizer, Inc. ...........................    22,900        2,736,550
 Schering-Plough Corporation ............    28,200        1,350,075
 Warner-Lambert Company   ...............    34,500        4,286,625
  PRIMARY METAL INDUSTRIES (0.69%)
 Titanium Metals Corporation (a) (b)     .   60,000        1,897,500
  RESTAURANTS (0.26%)
 PepsiCo, Inc.   ........................    19,200          721,200
  RUBBER & MISC. PLASTIC PRODUCTS (0.54%)
 EVI, Inc. (a)   ........................    35,600        1,495,200
  SECURITY & COMMODITY BROKERS (4.30%)
 Charles Schwab Corporation  ............    69,400        2,823,713
 Morgan Stanley, Dean Witter,
    Discover and Co.   ..................   180,675        7,780,317
 Paine Webber Group Inc.  ...............    36,200        1,267,000
                                          NUMBER OF      MARKET
                                            SHARES       VALUE
                                          ----------- -------------
COMMON STOCKS (CONTINUED)
  STONE, CLAY, & GLASS PRODUCTS (0.46%)
 Corning Inc. (b)   .....................    23,000     $  1,279,375
  TELECOMMUNICATIONS (1.69%)
 WorldCom, Inc. (a) .....................   145,900        4,668,800
  WATER TRANSPORTATION (1.52%)
 Carnival Corporation - Class A .........   101,500        4,186,875
                                                       -------------
 Total Common Stocks
 (cost: $ 210,153,241) ..................                265,278,703
                                                       -------------


                                     PRINCIPAL           MARKET
                                       AMOUNT            VALUE
                                  ----------------- -----------------
SHORT-TERM OBLIGATION (6.40%)
 Investors Bank & Trust Company (c)
  5.51% Repurchase
  Agreement dated 6/30/97
  to be repurchased at
  $ 17,689,996 on 7/01/97  ......  $  17,687,289     $  17,687,289
                                                     -------------
 Total Short-Term Obligation
 (cost: $ 17,687,289)  ...........................       17,687,289
                                                      -------------
 Total Investment Securities
 (cost: $ 227,840,530) ...........................    $ 282,965,992
                                                      =============
SUMMARY
 Investments at market value  ...         102.48%    $ 282,965,992
 Other Liabilities in   .........
  Excess of Assets   ............          (2.48%)      (6,852,812)
                                   ---------------   -------------
 Net Assets .....................         100.00%    $ 276,113,180
                                   ===============   =============

NOTES TO SCHEDULE OF INVESTMENTS:


(a)  No income dividends were paid during the preceding twelve months.
(b) As of June 30, 1997, security is on loan. See footnote 1C to financial statements.
(c) Collateralized by $ 5,207,831 Small Business Administration 7.00% due 03/25/15; $ 3,005,651 Small Business Administration 7.00% due 08/25/15;
        $ 3,004,881 Small Business Administration 7.63% due 08/25/15;
        $ 4,861,108 Small Business Administration 7.00% due 09/25/15;
        $ 3,392,686 Small Business Administration 8.38% due 10/25/21;
        $ 7,000,000 Small Business Administration 7.13% due 11/25/19;
        $ 1,600,000 Small Business Administration 8.38% due 02/25/20; market value and accrued interest aggregated $ 3,456,790, $ 1,018,104, $ 2,035,742, $ 1,654,086, $ 3,367,609, $ 5,789,764, and $ 1,253,671,
        respectively, for the collateral at June 30,1997.
ADR American Depositary Receipt

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.
42

WRL SERIES FUND, INC.
BALANCED PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                     PRINCIPAL      MARKET
                                       AMOUNT        VALUE
                                    ------------- ------------
U.S. GOVERNMENT OBLIGATIONS (32.13%)
 U.S. Treasury Bonds (b)
  7.25 %, due 05/15/16 ............   $ 1,500,000   $ 1,563,525
 U.S. Treasury Bonds
  7.50 %, due 11/15/16 ............     1,500,000     1,602,570
 U.S. Treasury Bonds
  7.13 %, due 02/15/23 ............     2,000,000     2,059,620
 U.S. Treasury Notes
  7.88 %, due 01/15/98 ............     1,700,000     1,720,587
 U.S. Treasury Notes (b)
  6.38 %, due 08/15/02 ............     2,000,000     1,998,960
 U.S. Treasury Notes (b)
  7.25 %, due 08/15/04 ............     2,000,000     2,082,940
 U.S. Treasury Notes
  6.50 %, due 05/15/05 ............     2,000,000     1,994,860
 U.S. Treasury Notes (b)
  6.50 %, due 10/15/06 ............     2,000,000     1,990,200
 U.S. Treasury Notes
  7.00 %, due 04/15/99 ............     2,000,000     2,031,380
 U.S. Treasury Notes
  7.13 %, due 09/30/99 ............     1,500,000     1,530,300
 U.S. Treasury Notes
  6.00 %, due 10/15/99 ............     1,000,000       998,200
                                                   ------------
 Total U.S. Government Obligations
 (cost: $ 19,637,597)...........................      19,573,142
                                                    ------------


                                                 NUMBER OF      MARKET
                                                   SHARES       VALUE
                                                 ----------- -------------
CONVERTIBLE PREFERRED STOCKS (2.56%)
  AGRICULTURE (1.34%)
 Dole Food Company   ...........................    19,000     $   817,000
  LIFE INSURANCE (1.22%)
 SunAmerica, Inc. (b)   ........................    17,000         741,625
                                                              ------------
 Total Convertible Preferred Stocks
 (cost: $ 1,428,030).......................................       1,558,625
                                                               ------------
PREFERRED STOCKS (1.38%)
  HOLDING & OTHER INVESTMENT OFFICES (1.38%)
 CRI Insured Mortgage
    Association, Inc.   ........................    23,500         840,125
                                                              ------------
 Total Preferred Stocks
 (cost: $ 602,375)  .......................................         840,125
                                                               ------------
                                                 NUMBER OF      MARKET
                                                   SHARES       VALUE
                                                 ----------- -------------
COMMON STOCKS (62.11%)
  AEROSPACE (1.65%)
 Boeing Company   ..............................    19,000     $ 1,008,187
  AMUSEMENT & RECREATION SERVICES (1.28%)
 Colonial Downs Holdings, Inc. (a)  ............   120,000         780,000
  AUTOMOTIVE (1.08%)
 Chrysler Corporation   ........................    20,000         656,250
  AUTOMOTIVE DEALERS & SERVICE STATIONS (1.53%)
 Ugly Duckling Corp. (a) (b)  ..................    60,000         930,000
  CHEMICALS & ALLIED PRODUCTS (2.72%)
 IMC Global, Inc. ..............................    20,000         700,000
 Styling Technology Corporation (a) ............    85,000         956,250
  COMMERCIAL BANKS (2.97%)
 BankAmerica Corporation   .....................    13,200         852,225
 Norwest Corporation ...........................    17,000         956,250
  COMMUNICATIONS EQUIPMENT (2.54%)
 Lucent Technologies, Inc. .....................    13,500         972,844
 SymmetriCom, Inc. (a)  ........................    40,000         575,000
  COMPUTER & DATA PROCESSING SERVICE (1.65%)
 Computer Associates
    International, Inc.    .....................    18,000       1,002,375
  COMPUTER & OFFICE EQUIPMENT (1.20%)
 Hewlett-Packard Company   .....................    13,000         728,000
  DEPARTMENT STORES (1.55%)
 Wal-Mart Stores, Inc.  ........................    28,000         946,750
  EDUCATIONAL SERVICES (0.50%)
 UOL Publishing, Inc. (a)  .....................    25,000         306,250
  ELECTRICAL GOODS (1.50%)
 Motorola, Inc.   ..............................    12,000         912,000
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.40%)
 General Electric Company  .....................    13,000         849,875
  FINANCE (3.04%)
 Fannie Mae ....................................    20,000         872,500
 Student Loan Marketing Association             .    7,700         977,900

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
BALANCED PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                         NUMBER OF     MARKET
                                           SHARES       VALUE
                                         ----------- ------------
COMMON STOCKS (CONTINUED)
  GAS PRODUCTION & DISTRIBUTION (1.43%)
 Sonat, Inc. ...........................   17,000      $   871,250
  HEALTH SERVICES (1.09%)
 Columbia/HCA Healthcare
    Corporation ........................   16,950          666,347
  HOLDING & OTHER INVESTMENT OFFICES (11.01%)
 Annaly Mortgage Management,
    Inc. (a) ...........................   50,000          500,000
 Equity Residential Properties Trust ...   17,000          807,500
 Health and Retirement
    Property Trust .....................   31,000          583,188
 Liberty Property Trust  ...............   24,000          597,000
 LTC Properties, Inc. ..................   46,000          833,750
 Merry Land & Investment
    Company, Inc.  .....................   23,000          498,813
 Prime Retail, Inc.   ..................   70,000          940,625
 Shurgood Storage Centers,
    Inc. - Class A .....................   19,000          532,000
 Storage USA, Inc. .....................   16,500          631,125
 Walden Residential Properties, Inc. ...   27,000          783,000
  INSURANCE (4.22%)
 Allstate Corporation ..................   12,000          876,000
 Travelers Group, Inc.   ...............   14,500          914,406
 United Healthcare Corporation .........   15,000          780,000
  LIFE INSURANCE (2.74%)
 Equitable of Iowa Companies   .........   14,000          784,000
 Western National Corporation  .........   33,000          884,812
  MINING (1.36%)
 Potash Corporation of
    Saskatchewan, Inc.   ...............   11,000          825,687
  MORTGAGE BANKERS AND BROKERS (0.77%)
 Mego Financial Corp. (a)   ............   65,000          471,250
  OIL & GAS EXTRACTION (1.59%)
 Dresser Industries, Inc.   ............   26,000          968,500
  PAPER & ALLIED PRODUCTS (1.14%)
 Kimberly-Clark Corporation ............   14,000          696,500
  PHARMACEUTICALS (1.51%)
 American Home Products
    Corporation ........................   12,000          918,000
                                         NUMBER OF     MARKET
                                           SHARES       VALUE
                                         ----------- ------------
COMMON STOCKS (CONTINUED)
  REAL ESTATE (2.67%)
 Cornerstone Properties, Inc.  .........   40,000      $   615,000
 Westfield America, Inc. (a)(b)   ......   60,000        1,012,500
  SAVINGS INSTITUTIONS (2.25%)
 ITLA Capital Corporation (a)  .........   33,000          536,250
 Washington Mutual, Inc. (b)   .........   14,000          836,500
  SOCIAL SERVICES (0.58%)
 Brookdale Living
    Communities, Inc. (a)   ............   30,000          356,250
  STONE, CLAY, & GLASS PRODUCTS (1.43%)
 Gentex Corporation (a)  ...............   44,000          869,000
  TELECOMMUNICATIONS (1.17%)
 GTE Corporation   .....................   16,300          715,163
  TOBACCO PRODUCTS (1.31%)
 Philip Morris Companies, Inc. .........   18,000          798,750
  TRUCKING & WAREHOUSING (1.23%)
 Heartland Express, Inc. (a)   .........   32,000          752,000
                                                      ------------
 Total Common Stocks
 (cost: $ 31,116,126) ..................                37,837,822
                                                      ------------


                                         PRINCIPAL      MARKET
                                           AMOUNT       VALUE
                                         ----------- -------------
SHORT-TERM OBLIGATION (0.23%)
 Prudential-Bache Securities, Inc. (c)
 5.27%, Repurchase
 Agreement dated 06/30/97
 to be repurchased at
 $ 138,123 on 07/01/97   ............... $138,103      $    138,103
                                                      -------------
 Total Short-Term Obligation
 (cost: $ 138,103).................................          138,103
                                                       -------------
 Total Investment Securities
 (cost: $ 52,922,231)..............................     $ 59,947,817
                                                       =============
SUMMARY
 Investments at market value   .........    98.41%     $ 59,947,817
 Other Assets in
  Excess of Liabilities .   ............     1.59%          967,691
                                         ---------    -------------
 Net Assets  ...........................   100.00%     $ 60,915,508
                                         =========    =============


                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.
44

WRL SERIES FUND, INC.
BALANCED PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No income dividends were paid during the preceding twelve months.
(b) As of June 30, 1997, security is on loan. See footnote 1C to financial statements.
(c) Collateralized by $ 172,167 Fannie Mae 6.01% due 01/01/34; market value and accrued interest aggregated $ 140,866 for this collateral at June 30, 1997.


                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GROWTH & INCOME PORTFOLIO (F)
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                            PRINCIPAL      MARKET
                                              AMOUNT        VALUE
                                           ------------- ------------
U.S. GOVERNMENT OBLIGATIONS (8.96%)
 U.S. Treasury Notes (b)
    6.38%, due 04/30/99 ..................   $ 4,000,000   $ 4,021,248
                                                          ------------
 Total U.S. Government Obligation
 (cost: $ 4,013,546)  .................................       4,021,248
                                                           ------------
CORPORATE DEBT SECURITIES (1.99%)
  PHARMACEUTICALS (1.99%)
 Alza Corporation
    zero coupon, due 07/14/14 ............     1,020,000       441,150
 Roche Holding AG - Series 144A (c)
    zero coupon, due 05/06/12 ............     1,050,000       452,813
                                                          ------------
 Total Corporate Debt Securities
 (cost: $ 863,471) ....................................         893,963
                                                           ------------
CONVERTIBLE BONDS (8.97%)
  APPAREL & ACCESSORY STORES (1.10%)
 Saks Holdings, Inc.
    5.50%, due 09/15/06    ...............       565,000       492,962
  COMPUTER & OFFICE EQUIPMENT (1.08%)
 Solectron Corporation -
    Series 144A (c)
    6.00%, due 03/01/06    ...............       390,000       484,088
  ELECTRIC, GAS & SANITARY SERVICES (0.31%)
 Korea Electric Power Corporation
    5.00%, due 08/01/01    ...............       140,000       139,475
  HEALTH SERVICES (0.56%)
 Tenet Healthcare Corporation
    6.00%, due 12/01/05    ...............       200,000       251,500
  LUMBER & OTHER BUILDING MATERIALS (1.01%)
 Home Depot, Inc.
    3.25%, due 10/01/01    ...............       400,000       452,000
  SECURITY & COMMODITY BROKERS (4.91%)
 Merrill Lynch STRYPES
    convertible to SunAmerica, Inc.
    7.25%, due 04/15/99    ...............         6,500       445,250
 Merrill Lynch STRYPES
    convertible to IMC Global, Inc.
    6.25%, due 01/02/01    ...............        10,200       382,500
 Merrill Lynch STRYPES
    convertible to MGIC Investment
    Corporation
    6.50%, due 08/15/98    ...............        10,800       891,000
                                            PRINCIPAL      MARKET
                                              AMOUNT        VALUE
                                           ------------- ------------
CONVERTIBLE BONDS (CONTINUED)
  SECURITY & COMMODITY BROKERS (CONTINUED)
 Salomon, Inc. DECS
    6.25%, due 02/01/01    ...............   $     7,600   $   485,450
                                                          ------------
 Total Convertible Bonds
 (cost: $ 3,563,090).........................................4,024,225
                                                          ------------


                                        NUMBER OF     MARKET
                                          SHARES       VALUE
                                        ----------- ------------
CONVERTIBLE PREFERRED STOCKS (13.18%)
  COMMERCIAL BANKS (0.77%)
 National Australia Bank, Ltd.   ......   12,300      $  343,631
  COMMUNICATIONS EQUIPMENT (1.03%)
 TCI Pacific Communications   .........    4,500         463,500
  COMPUTER & DATA PROCESSING SERVICE (1.80%)
 Microsoft Corporation - Series A   ...    9,300         809,100
  ENVIRONMENTAL SERVICES (0.96%)
 Browning-Ferris Industries, Inc.   ...   12,900         428,925
  GAS PRODUCTION & DISTRIBUTION (1.64%)
 Williams Companies, Inc.  ............    7,100         736,625
  INSURANCE (1.00%)
 Aetna Inc. ...........................    4,800         450,000
  MANUFACTURING INDUSTRIES (2.27%)
 Mattel, Inc. - Series C   ............   72,000       1,017,000
  METAL MINING (0.96%)
 Coeur d'Alene Mines Corporation (b)   .  25,600         428,800
  PAPER & PAPER PRODUCTS (0.48%)
 Amcor Ltd. (a)   .....................    4,100         217,300
  PETROLEUM REFINING (1.07%)
 Tosco Financing Trust -
    Series 144A (a) (c) ...............    8,700         480,675
  PRINTING & PUBLISHING (0.56%)
 Hollinger International, Inc.   ......   21,800         250,700
  SECURITY & COMMODITY BROKERS (0.64%)
 Salomon, Inc. - Series FSA   .........    8,200         285,975
                                                     -----------
 Total Convertible Preferred Stocks
 (cost: $ 5,207,628)..............................      5,912,231
                                                      -----------

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GROWTH & INCOME PORTFOLIO (F)
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                      NUMBER OF     MARKET
                                        SHARES       VALUE
                                      ----------- ------------
COMMON STOCKS (63.73%)
  AUTOMOTIVE (0.49%)
 Ford Motor Company   ...............     5,800     $   218,950
  BEER, WINE, & DISTILLED BEVERAGES (1.03%)
 Guinness plc - Sponsored ADR (b) ...     9,400         459,946
  CHEMICALS & ALLIED PRODUCTS (0.99%)
 Dow Chemical Company ...............     5,100         444,338
  COMMERCIAL BANKS (2.93%)
 First Union Corporation ............     5,100         471,750
 Mellon Bank Corporation ............     8,200         370,025
 NationsBank Corporation ............     7,300         470,850
  ELECTRIC SERVICES (22.64%)
 China Light & Power Company Ltd. ...    90,000         510,017
 DPL, Inc.   ........................    43,100       1,061,338
 DQE, Inc.   ........................    35,700       1,008,525
 Duke Power Company   ...............    37,179       1,782,268
 Empresa Nacional Electricidad SA -
    Sponsored ADR (b) ...............    29,200         658,825
 FPL Group, Inc.   ..................    28,200       1,298,963
 GPU, Inc.   ........................     8,500         304,938
 National Power Plc - Sponsored
    ADR   ...........................    23,730         834,999
 NIPSCO Industries, Inc. ............    25,100       1,036,944
 Southern Company  ..................    41,100         899,063
 Texas Utilities Company ............    22,100         761,069
  ELECTRIC, GAS, & SANITARY SERVICES (1.73%)
 American Water Works
    Company, Inc.  ..................     8,000         171,000
 Korea Electric Power Corporation -
    Sponsored ADR (b) ...............    14,000         261,625
 PG&E Corporation  ..................    14,100         341,925
  FOOD & KINDRED PRODUCTS (2.94%)
 General Mills, Inc.  ...............     6,900         449,363
 H.J. Heinz Company   ...............    10,300         475,088
 RJR Nabisco Holdings Corp. .........    12,000         396,000
  GAS PRODUCTION & DISTRIBUTION (3.37%)
 Pacific Enterprises  ...............    26,500         891,063
 Williams Companies, Inc.   .........    14,200         621,250
  HOLDING & OTHER INVESTMENT OFFICES (3.92%)
 Boston Properties, Inc. (a) (b)  ...    17,000         467,500
 Meditrust Corporation   ............    32,400       1,291,950
                                      NUMBER OF     MARKET
                                        SHARES       VALUE
                                      ----------- ------------
COMMON STOCKS (CONTINUED)
  LIFE INSURANCE (D)
 SunAmerica, Inc.  ..................         2     $        98
  OIL & GAS EXTRACTION (1.02%)
 YPF Sociedad Anonima -
    Sponsored ADR  ..................    14,900         458,175
  PAPER & ALLIED PRODUCTS (1.00%)
 Tambrands, Inc.   ..................     9,000         448,875
  PETROLEUM REFINING (4.42%)
 Exxon Corporation ..................     7,300         448,950
 MAPCO, Inc. ........................    20,700         652,050
 Mobil Corporation ..................     6,400         447,200
 Texaco Inc. ........................     4,000         435,000
  PHARMACEUTICALS (3.16%)
 American Home Products
    Corporation (a)   ...............     5,800         443,700
 Bristol-Myers Squibb Company  ......     6,000         486,000
 Merck & Co., Inc. ..................     4,700         486,450
  TELECOMMUNICATIONS (12.06%)
 Ameritech Corporation   ............    16,200       1,100,588
 BellSouth Corporation   ............    24,000       1,113,000
 GTE Corporation   ..................    24,300       1,066,162
 Nippon Telegraph & Telephone (a) ...        43         412,955
 SBC Communications, Inc.   .........    18,233       1,128,137
 Stet Societa' Finanziaria
    Telefonica S.p.A. ...............   172,300         595,651
  TOBACCO PRODUCTS (2.03%)
 Philip Morris Companies, Inc. ......    20,600         914,124
                                                   ------------
 Total Common Stocks
 (cost: $ 25,528,488) ...............                28,596,687
                                                   ------------


                                       PRINCIPAL      MARKET
                                         AMOUNT        VALUE
                                      ------------- ------------
SHORT-TERM OBLIGATION (4.19%)
 Greenwich Capital Markets, Inc. (e)
  5.95%, Repurchase
  Agreement dated 06/30/97
  to be repurchased at
  $ 1,879,311 on 07/01/97............ $ 1,879,000     $ 1,879,000
                                                     ------------
 Total Short-Term Obligation
 (cost: $ 1,879,000)..............................       1,879,000
                                                      ------------



                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GROWTH & INCOME PORTFOLIO (F)
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                                      MARKET
                                                       VALUE
                                                  ----------------
 Total Investment Securities
 (cost: $ 41,055,223)...........................    $ 45,327,354
                                                    ============
 SUMMARY
 Investments at market value           101.02%     $ 45,327,354
 Other Liabilities in
    Excess of Assets   .........        (1.02%)        (456,790)
                                  -------------    ------------
 Net Assets   ..................       100.00%     $ 44,870,564
                                  =============    ============

INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF TOTAL PORTFOLIO NET ASSETS.



                        MARKET VALUE   PERCENTAGE
                        -------------- -----------
  Hong Kong   .........   $    510,017     1.14%
  Italy ...............        595,652     1.33%
  Japan ...............        412,956     0.92%
  United States  ......     43,351,939    96.61%
                         -------------  -------
   Net Assets .........   $ 44,870,564   100.00%
                         =============  =======

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No income dividends were paid during the preceding twelve months.
(b) As of June 30, 1997, security is on loan. See footnote 1C to financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(d) Percentage is less than .01%.
(e) Collateralized by $1,827,000 U.S. Treasury Notes 7.25% due 05/15/04; market value and accrued interest aggregated $1,905,218 for this collateral at June 30, 1997.
(f) Prior to May 1, 1997, this portfolio was named Utility.
ADR American Depositary Receipt

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.
48

WRL SERIES FUND, INC.
TACTICAL ASSET ALLOCATION PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
                                              ------------- ------------
U.S. GOVERNMENT OBLIGATIONS (8.20%)
 U.S. Treasury Notes
    6.25%, due 10/31/01 .....................   $ 5,000,000   $ 4,973,850
 U.S. Treasury Notes (b)
    6.88%, due 03/31/00 .....................     2,500,000     2,539,750
 U.S. Treasury Notes (b)
    6.38%, due 08/15/02 .....................     5,000,000     4,997,400
 U.S. Treasury Notes
    5.38%, due 05/31/98 .....................     4,000,000     3,986,640
 U.S. Treasury Notes
    5.88%, due 08/15/98 .....................     2,000,000     1,999,300
 U.S. Treasury Notes
    7.13%, due 10/15/98 .....................     3,000,000     3,043,980
                                                             ------------
 Total U.S. Government Obligations
 (cost: $ 21,632,710) ....................................      21,540,920
                                                              ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (8.32%)
 Federal Farm Credit Banks
    6.00%, due 06/24/99 .....................     5,000,000     4,965,950
 Federal Home Loan Bank
    6.25%, due 06/24/02 .....................     4,000,000     4,021,680
 Federal Home Loan Bank
    6.51%, due 05/25/01 .....................     4,500,000     4,461,524
 Federal Home Loan Bank
    zero coupon, due 01/21/03 ...............     5,000,000     3,422,450
 Student Loan Marketing Association
    6.25%, due 03/17/00 .....................     5,000,000     4,973,600
                                                             ------------
 Total U.S. Government Agency Obligations
 (cost: $ 21,294,725) ....................................      21,845,204
                                                              ------------
MUNICIPAL BOND SECURITIES (0.38%)
 New Jersey Economic Development
    Authority 7.60%, due 6/30/02 ............        40,000     1,000,000
                                                             ------------
 Total Muncipal Bond Security
 (cost $ 1,000,000).......................................       1,000,000
                                                              ------------
CORPORATE DEBT SECURITIES (16.80%)
  APPAREL & ACCESSORY STORES (1.86%)
 Nordstrom Credit Inc.
    6.70%, due 07/01/05 .....................     5,000,000     4,887,500
  AUTOMOTIVE (3.81%)
 Chrysler Financial Corporation
    6.95%, due 03/25/02 .....................     5,000,000     5,012,500
 Ford Motor Credit - Series MTN
    5.81%, due 11/09/98 .....................     5,000,000     5,000,895
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
                                              ------------- ------------
CORPORATE DEBT SECURITIES (CONTINUED)
  COMMERCIAL BANKS (0.76%)
 U.S. West Capital Funding
    6.85%, due 01/15/02 .....................   $ 2,000,000   $ 2,000,000
  COMPUTER & DATA PROCESSING SERVICES (0.75%)
 Oracle Corporation
    6.72%, due 02/15/04 .....................     2,000,000     1,967,500
  FABRICATED METAL PRODUCTS (0.39%)
 Masco Corporation
    6.63%, due 09/15/99 .....................     1,000,000     1,005,000
  FINANCE (5.70%)
 Fannie Mae
    5.68%, due 10/07/97 .....................     4,000,000     4,002,439
 Fannie Mae
    6.81%, due 05/15/00 .....................     1,000,000     1,001,300
 Fannie Mae (c)
    6.02%, due 04/14/00 .....................     5,000,000     4,994,950
 Federal Home Loan Mortgage
    Corporation
    7.10%, due 02/20/04 .....................     5,000,000     4,977,450
  HOLDING & OTHER INVESTMENT OFFICES (1.97%)
 URC Holdings Corporation - 144A (d)
    7.88%, due 06/30/06 .....................     5,000,000     5,175,000
  SECURITY & COMMODITY BROKERS (1.94%)
 Merrill Lynch & Co., Inc.
    7.26%, due 03/25/02 .....................     5,000,000     5,083,910
                                                             ------------
 Total Corporate Debt Securities
 (cost: $ 44,898,478)  ........................................45,108,444
                                                             ------------


                            NUMBER OF     MARKET
                              SHARES       VALUE
                            ----------- ------------
PREFERRED STOCKS (0.38%)
  TELECOMMUNICATIONS (0.38%)
 MCI Capital I - Series A      40,000     $ 1,000,000
                                         ------------
 Total Preferred Stock
 (cost: $ 1,000,000)..................       1,000,000
                                          ------------
COMMON STOCKS (58.38%)
  AIR TRANSPORTATION (1.33%)
 Comair Holdings, Inc. (b)    125,000       3,460,938

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
TACTICAL ASSET ALLOCATION PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                           NUMBER OF      MARKET
                                             SHARES       VALUE
                                           ----------- -------------
COMMON STOCKS (CONTINUED)
  AUTOMOTIVE (3.28%)
 Chrysler Corporation   ..................   170,000     $ 5,578,125
 Ford Motor Company  .....................    80,000       3,020,000
  CHEMICALS & ALLIED PRODUCTS (1.33%)
 Dow Chemical Company   ..................    40,000       3,485,000
  COMMUNICATION (1.37%)
 Cox Communication, Inc. -
    Class A (a)   ........................   150,000       3,600,000
  COMMUNICATIONS EQUIPMENT (2.09%)
 ECI Telecommunications Limited  .........   100,000       2,975,000
 Philips Electronics nv - ADR NY
    registered share .....................    35,000       2,515,625
  COMPUTER & DATA PROCESSING SERVICE (2.05%)
 Cabletron Systems, Inc. (a)  ............   105,000       2,972,813
 Digi International Inc. (a)  ............   125,000       1,265,625
 NCR Corporation (a) .....................     3,750         111,563
 Novell, Inc. (a) (b)   ..................   150,000       1,040,625
  COMPUTER & OFFICE EQUIPMENT (2.01%)
 Seagate Technology, Inc. (a) (b)   ......   150,000       5,278,125
  DEPARTMENT STORES (1.00%)
 TJX Companies, Inc. .....................   100,000       2,637,500
  ELECTRICAL GOODS (1.42%)
 Arrow Electronics, Inc. (a) (b) .........    70,000       3,718,750
  ELECTRONIC COMPONENTS & ACCESSORIES (2.20%)
 Intel Corporation   .....................    20,000       2,836,250
 MEMC Electronic Materials, Inc. (a)   ...    90,000       2,947,500
  FINANCE (2.72%)
 Federal Home Loan Mortgage
    Corporation   ........................   100,000       3,437,500
 Fannie Mae ..............................    85,000       3,708,125
  HOLDING & OTHER INVESTMENT OFFICES (2.18%)
 Health Care Property Investors, Inc.     .      500          17,530
 Merry Land & Investment
    Company, Inc. ........................    50,000       1,084,375
 Trizec Hahn Corporation   ...............   150,000       3,206,250
 United Dominion Realty Trust, Inc. ......   100,000       1,418,750
  INDUSTRIAL MACHINERY & EQUIPMENT (2.05%)
 Applied Materials, Inc. (a)  ............    55,000       3,894,688
 Briggs & Stratton Corporation   .........    30,000       1,500,000
                                           NUMBER OF      MARKET
                                             SHARES       VALUE
                                           ----------- -------------
COMMON STOCKS (CONTINUED)
  INSURANCE (6.68%)
 AFLAC, Inc.   ...........................    80,000     $ 3,780,000
 AMBAC, Inc.   ...........................    35,000       2,673,125
 Frontier Insurance Group, Inc. (b) ......    38,000       2,460,500
 MGIC Investment Corporation  ............    50,000       2,396,875
 PMI Group, Inc. (b) .....................   100,000       6,237,500
  MINING (1.57%)
 Potash Corporation of
    Saskatchewan, Inc.  ..................    55,000       4,128,438
  MOBILE HOME DEALERS (0.69%)
 Oakwood Homes Corp. (b)   ...............    75,000       1,800,000
  MORTGAGE BANKERS AND BROKERS (3.82%)
 Countrywide Credit Industries, Inc.   ...   138,400       4,316,350
 Green Tree Financial Corporation   ......   160,000       5,700,000
  MOTION PICTURES (1.55%)
 News Corporation Ltd. - ADR (b) .........   260,000       4,062,500
  PRIMARY METAL INDUSTRIES (3.47%)
 Alumax, Inc. (a) ........................   100,000       3,793,750
 Aluminum Company of America  ............    50,000       3,768,750
 Birmingham Steel Corporation ............   100,000       1,550,000
  PRINTING & PUBLISHING (0.46%)
 Viacom, Inc. - Class A (a)   ............    40,000       1,200,000
  RESIDENTIAL BUILDING CONSTRUCTION (1.63%)
 Clayton Homes, Inc. .....................   300,000       4,275,000
  RETAIL TRADE (2.99%)
 Fingerhut Companies, Inc. ...............   200,000       3,487,500
 Toys "R" Us, Inc. (a)  ..................   125,000       4,375,000
  SECURITY & COMMODITY BROKERS (1.00%)
 Lehman Brothers Holdings, Inc.  .........    65,000       2,632,500
  SHOE STORES (1.67%)
 Payless ShoeSource, Inc. (a) ............    80,000       4,375,000
  TELECOMMUNICATIONS (4.60%)
 360 Communications Company (a)  .........   250,000       4,281,250
 A T & T Corporation .....................   110,000       3,856,875
 Sprint Corporation  .....................    75,000       3,946,874

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
TACTICAL ASSET ALLOCATION PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                NUMBER OF     MARKET
                                 SHARES       VALUE
                                ---------- -------------
COMMON STOCKS (CONTINUED)
  TOBACCO PRODUCTS (3.22%)
 Philip Morris Companies, Inc.   150,000     $  6,656,250
 UST, Inc.   ..................   65,000        1,803,750
                                            -------------
 Total Common Stocks
 (cost: $ 127,497,721) ..................      153,268,444
                                             -------------


                                      PRINCIPAL         MARKET
                                       AMOUNT           VALUE
                                    -------------- -----------------
COMMERCIAL PAPER (7.81%)
 Anchor Funding Corporation
    5.85%, due 07/14/97   ......... $   500,000     $     498,943
 Oglethorpe Corporation
    5.67%, due 07/03/97   .........     600,000           599,811
 Oglethorpe Corporation
    5.70%, due 07/03/97   .........     250,000           249,921
 Oglethorpe Corporation
    5.75%, due 07/03/97   .........   1,250,000         1,249,601
 Southwest Electric Corporation
    5.70%, due 07/10/97   .........   4,450,000         4,443,659
 Southwest Electric Corporation
    5.65%, due 07/10/97   .........     825,000           823,835
 Merrill Lynch & Co., Inc.
    5.56%, due 07/02/97   .........   5,700,000         5,699,120
 Green Tree Financial Corporation
    5.78%, due 07/07/97   .........   1,950,000         1,948,121
 Green Tree Financial Corporation
    5.76%, due 07/07/97   .........   5,000,000         4,995,200
                                                    -------------
 Total Commercial Paper
 (cost: $ 20,508,211) ...........................       20,508,211
                                                     -------------
 Total Investment Securities
 (cost: $ 238,461,845)...........................    $ 264,271,223
                                                     =============
 SUMMARY
 Investments at market value ......      100.65%    $ 264,271,223
 Other Liabilities in
    Excess of Assets   ............       (0.65%)      (1,751,886)
                                    -------------   -------------
 Net Assets   .....................      100.00%    $ 262,519,337
                                    =============   =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No income dividends were paid during the preceding twelve months.
(b) As of June 30, 1997, security is on loan. See footnote 1C to financial statements
(c) Floating rate security. Rate listed is as of June 30, 1997.
(d) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
ADR American Depositary Receipt

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
C.A.S.E. GROWTH PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                                 NUMBER OF     MARKET
                                                   SHARES       VALUE
                                                 ----------- ------------
COMMON STOCKS (99.11%)
  AEROSPACE (3.70%)
 AAR Corporation  ..............................   20,000      $  646,250
 Thiokol Corporation ...........................   11,000         770,000
  AIR TRANSPORTATION (2.18%)
 Airborne Freight Corporation ..................   20,000         837,500
  APPAREL PRODUCTS (3.76%)
 Nautica Enterprises, Inc. (a)   ...............   31,000         819,563
 U.S. Industries, Inc. (a) .....................   17,400         619,875
  APPAREL & ACCESSORY STORES (2.28%)
 Claire's Stores, Inc.  ........................   50,000         875,000
  AUTOMOTIVE (2.19%)
 Carlisle Companies, Inc.  .....................   24,000         837,000
  CHEMICALS & ALLIED PRODUCTS (1.92%)
 Dexter Corporation  ...........................   23,000         736,000
  COMMERCIAL BANKS (5.33%)
 City National Corporation .....................   31,000         745,937
 Magna Group, Inc.   ...........................   24,000         834,000
 Provident Bankshares Corporation   ............        1              22
 Provident Financial Group, Inc. ...............   10,800         461,700
  COMMUNICATIONS EQUIPMENT (6.29%)
 Bay Networks, Inc. (a) ........................   33,000         876,562
 DSC  Communications  Corporation  (a)          .  30,000         667,500
 Lucent Technologies, Inc. .....................   12,000         864,750
  COMPUTER & DATA PROCESSING SERVICE (6.44%)
 Banyan Systems, Inc. (a)  .....................   33,100          74,475
 Oracle Corporation (a) ........................   22,000       1,108,250
 S3 Incorporated (a) ...........................   45,600         501,600
 Sun Microsystems, Inc. (a)   ..................   21,000         781,593
  COMPUTER & OFFICE EQUIPMENT (11.05%)
 Applied Magnetics Corporation (a)  ............   26,000         588,250
 Cisco Systems, Inc. (a)   .....................    4,500         302,062
 Compaq Computer Corporation (a) ...............    7,500         744,375
 Seagate Technology, Inc. (a) ..................   18,000         633,375
 Storage Technology Corporation (a) ............   20,000         890,000
 Western Digital Corporation (a) ...............   28,000         885,500
 Xircom, Inc. (a) ..............................   15,000         186,563
  DEPARTMENT STORES (1.38%)
 Woolworth Corporation (a) .....................   22,000         528,000
                                                 NUMBER OF     MARKET
                                                   SHARES       VALUE
                                                 ----------- ------------
COMMON STOCKS (CONTINUED)
  ELECTRONIC COMPONENTS & ACCESSORIES (2.13%)
 Read-Rite Corporation (a) .....................   39,000      $  814,125
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.19%)
 Kuhlman Corporation ...........................   26,000         838,500
  FOOD STORES (2.76%)
 Ruddick Corporation ...........................   64,000       1,056,000
  FOOD & KINDRED PRODUCTS (2.96%)
 Lance, Inc.   .................................   20,000         382,500
 Tasty Baking Company   ........................   43,000         752,500
  GAS PRODUCTION & DISTRIBUTION (1.53%)
 National Fuel Gas Company .....................   14,000         587,125
  HEALTH SERVICES (1.98%)
 Express Scripts, Inc. - Class A (a)   .........   18,200         759,850
  HOTELS & OTHER LODGING PLACES (1.96%)
 Prime Hospitality Corporation (a)  ............   37,900         748,525
  INDUSTRIAL MACHINERY & EQUIPMENT (8.63%)
 Cincinnati Milacron, Inc. .....................   23,000         596,563
 Deere & Company  ..............................    7,000         384,125
 Manitowac Company   ...........................   18,000         841,500
 SPS Technologies, Inc. (a)   ..................   13,000         919,750
 U.S. Filter Corporation   .....................   20,550         559,987
  INSTRUMENTS & RELATED PRODUCTS (1.54%)
 GenRad, Inc. (a) ..............................   26,000         588,250
  INSURANCE (5.03%)
 CMAC Investment Corporation  ..................   19,000         907,250
 Selective Insurance Group .....................   21,000       1,017,188
  LIFE INSURANCE (1.53%)
 SunAmerica, Inc. ..............................   12,000         585,000
  MEDICAL INSTRUMENTS & SUPPLIES (3.31%)
 Datascope Corporation (a) .....................   29,000         569,125
 Respironics, Inc. (a)  ........................   33,000         697,125
  OIL & GAS EXTRACTION (2.11%)
 Cross Timbers Oil Company .....................   42,000         808,500
  PAPER & ALLIED PRODUCTS (2.13%)
 Republic Group, Inc.   ........................   40,600         817,075

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
C.A.S.E. GROWTH PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                    NUMBER OF     MARKET
                                     SHARES       VALUE
                                    ---------- -------------
COMMON STOCKS (CONTINUED)
  PHARMACEUTICALS (4.17%)
 Perrigo Company (a)   ............   60,000     $    750,000
 Watson Pharmaceutical, Inc. (a)      20,000          845,000
  PRINTING & PUBLISHING (1.79%)
 New England Business
    Services, Inc.  ...............   26,000          684,125
  RETAIL TRADE (2.29%)
 Toys "R" Us, Inc. (a) ............   25,000          875,000
  TEXTILE MILL PRODUCTS (2.32%)
 Mohawk Industries, Inc. (a) ......   39,000          887,250
  WHOLESALE TRADE NONDURABLE GOODS (2.23%)
 Richfood Holdings, Inc.  .........   32,900          855,400
                                                -------------
 Total Common Stocks
 (cost: $ 34,705,837)........................       37,943,040
                                                 -------------
 Total Investment Securities
 (cost: $ 34,705,837)........................     $ 37,943,040
                                                 =============
 SUMMARY
 Investments at market value ......    99.11%    $ 37,943,040
 Other Assets in
  Excess of Liabilities   .........     0.89%         339,896
                                     -------    -------------
 Net Assets   .....................   100.00%    $ 38,282,936
                                     =======    =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No income dividends were paid during the preceding twelve months.

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GLOBAL SECTOR PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                         PRINCIPAL     MARKET
                                          AMOUNT       VALUE
                                        ------------ -----------
U.S GOVERNMENT OBLIGATIONS (28.62%)
 U.S. Treasury Bonds
  7.25%, due 08/15/22   ...............   $  300,000   $  315,180
 U.S. Treasury Notes
  9.25%, due 08/15/98   ...............      150,000      155,473
 U.S. Treasury Notes
  6.63%, due 06/30/01   ...............    1,435,000    1,448,188
 U.S. Treasury Notes
  5.88%, due 02/15/04   ...............      730,000      707,516
 U.S. Treasury Notes
  7.25%, due 08/15/04   ...............      520,000      541,564
                                                      -----------
 Total U.S. Government Obligations
 (cost: $ 3,177,925) ..............................      3,167,921
                                                       -----------
ASSET-BACKED SECURITIES (0.59%)
 General Motors Acceptance Corporation
  6.75%, due 03/15/03   ...............       66,000       65,340
                                                      -----------
 Total Asset-Backed Security
 (cost: $ 64,614) .................................         65,340
                                                       -----------
CORPORATE DEBT SECURITIES (1.95%)
  BUSINESS CREDIT INSTITUTIONS (1.36%)
 Commercial Credit Company
  6.13%, due 12/01/05   ...............      160,000      150,400
  COMMERCIAL BANKS (0.59%)
 NationsBank Corporation
  7.00%, due 05/15/03   ...............       65,000       65,244
                                                      -----------
 Total Corporate Debt Securities
 (cost: $ 215,379).................................        215,644
                                                       -----------


                                               NUMBER OF     MARKET
                                                 SHARES       VALUE
                                               ----------- ------------
PREFERRED STOCKS (1.30%)
  COMPUTER & DATA PROCESSING SERVICE (1.30%)
 SAP AG - Vorzug   ...........................      695      $   144,211
                                                            ------------
 Total Preferred Stocks
 (cost: $ 106,185).......................................         144,211
                                                             ------------
COMMON STOCKS (63.43%)
  AEROSPACE (0.76%)
 Mitsubishi Heavy Industries Ltd. ............   11,000           84,416
  AGRICULTURE (0.83%)
 Dole Food Company, Inc. .....................    2,150           91,912
                                               NUMBER OF     MARKET
                                                 SHARES       VALUE
                                               ----------- ------------
COMMON STOCKS (CONTINUED)
  AUTO REPAIR, SERVICES & PARKING (0.45%)
 Rollins Truck Leasing Corporation   .........    1,700      $    25,287
 Ryder System, Inc.   ........................      750           24,750
  AUTOMOTIVE (2.40%)
 Bayerische Motoren Werke AG   ...............      105           86,848
 Honda Motor Company, Ltd.  ..................    3,000           90,361
 Toyota Motor Corporation   ..................    3,000           88,528
  BEER, WINE, & DISTILLED BEVERAGES (0.68%)
 Asahi Breweries   ...........................    5,000           74,646
  BUSINESS SERVICES (1.50%)
 HealthCare COMPARE
    Corporation (a)   ........................      500           26,187
 Orix Corp.  .................................      900           66,710
 Secom Co. Ltd. ..............................    1,000           73,424
  CHEMICALS & ALLIED PRODUCTS (2.38%)
 Bayer AG ....................................    1,980           76,063
 Daicel Chemical Industries, Ltd. ............   10,000           38,676
 Hoechst AG  .................................    2,260           95,836
 Mitsubishi Chemical Corp.  ..................   16,000           52,244
  COMMERCIAL BANKS (3.09%)
 Den Danske Bank   ...........................    1,050          102,123
 Mediobanca SpA (a)   ........................    8,500           51,856
 Sanwa Bank, Ltd.  ...........................    6,000           89,052
 Sumitomo Bank, Limited  .....................    6,000           98,481
  COMPUTER & DATA PROCESSING SERVICES (1.94%)
 Bay Networks, Inc. (a)  .....................    7,030          186,734
 Cabletron Systems, Inc. (a)   ...............    1,000           28,312
  COMPUTER & OFFICE EQUIPMENT (3.64%)
 3Com Corporation (a) ........................    3,100          139,500
 Cisco Systems, Inc. (a) .....................    1,410           94,646
 EMC Corporation (a)  ........................      650           25,350
 Iomega Corporation (a)  .....................    1,400           27,825
 Lexmark International
    Group, Inc. - Class A (a)  ...............    1,050           31,894
 Quantum Corporation (a) .....................    1,300           26,406
 Seagate Technology, Inc. (a)  ...............      800           28,150
 Storage Technology Corporation (a)  .........      650           28,925
  CONSTRUCTION (0.55%)
 Diawa House Industry Co., Ltd.   ............    5,000           61,114
  DEPARTMENT STORES (0.25%)
 Takashimaya Company, Limited  ...............    2,000           27,239

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GLOBAL SECTOR PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                             NUMBER OF     MARKET
                                               SHARES      VALUE
                                             ----------- -----------
COMMON STOCKS (CONTINUED)
  ELECTRIC SERVICES (0.51%)
 VEBA AG   .................................    1,000      $  56,173
  ELECTRONIC COMPONENTS & ACCESSORIES (0.80%)
 Fujitsu Ltd. ..............................    5,000         69,408
 Read-Rite Corporation (a)   ...............      900         18,788
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.63%)
 Canon, Inc.  ..............................    3,000         81,718
 NEC Corporation ...........................    6,000         83,814
 Sharp Corporation  ........................    4,000         55,177
 Sony Corporation   ........................      800         69,775
  FABRICATED METAL PRODUCTS (0.86%)
 Mitsubishi Materials Corporation  .........   14,000         55,980
 NSK Limited  ..............................    6,000         38,607
  FOOD & KINDRED PRODUCTS (1.51%)
 H.J. Heinz Company ........................    1,475         68,034
 Ralston-Ralston Purina Group   ............    1,200         98,625
  HEALTH SERVICES (6.09%)
 Beverly Enterprises (a)  ..................    1,650         26,813
 Columbia/HCA Healthcare
    Corporation  ...........................    3,250        127,766
 Express Scripts, Inc. - Class A (a)  ......      650         27,138
 Falck A/S .................................    1,000         52,695
 Genesis Health Ventures, Inc. (a) .........    3,000        101,250
 Health Care and Retirement
    Corporation (a) ........................      750         25,031
 HEALTHSOUTH Corporation (a) ...............    1,200         29,925
 Horizon/CMS Healthcare
    Corporation (a) ........................    1,450         29,091
 Integrated Health Services, Inc.  .........    1,100         42,350
 Living Centers of America, Inc. (a)  ......    1,500         59,250
 Mariner Health Group, Inc. (a) ............    2,750         42,453
 Tenet Healthcare Corporation (a)  .........    2,550         75,384
 Universal Health
    Services, Inc. - Class B (a)   .........      900         34,650
  HOLDING & OTHER INVESTMENT OFFICES (0.50%)
 Nikko Securities Company Ltd.  ............    9,000         55,396
  INSURANCE (3.35%)
 Alleanza Assicurazioni (a)  ...............    7,000         54,788
 A/S Forsikrings-selskabet Codan   .........      400         52,695
 Dai-Tokyo Fire & Marine
    Insurance Co. (a)  .....................   10,000         57,971
                                             NUMBER OF     MARKET
                                               SHARES      VALUE
                                             ----------- -----------
COMMON STOCKS (CONTINUED)
  INSURANCE (3.35%) (CONTINUED)
 Oxford Health Plans, Inc. (a)  ............    2,300      $ 165,025
 PacifiCare Health Systems,
    Inc. - Class B (a) .....................      250         15,969
 United Healthcare Corporation  ............      500         26,000
  MACHINERY, EQUIPMENT & SUPPLIES (0.89%)
 Daikin Industries Ltd.   ..................    5,000         45,399
 Mannesmann AG   ...........................      120         53,445
  MANUFACTURING INDUSTRIES (1.37%)
 Bulgari SpA  ..............................   18,400        104,666
 Cheminova Holding A/S - Class B   .........    2,000         47,388
  MEDICAL INSTRUMENTS & SUPPLIES (0.59%)
 Coloplast A/S - Class B  ..................      980         65,363
  METAL CANS & SHIPPPING CONTAINERS (1.23%)
 Crown Cork & Seal Company, Inc.   .........    2,555        136,533
  METAL MINING (8.29%)
 Barrick Gold Corporation ..................   10,600        233,200
 Battle Mountain Gold Company   ............   16,400         93,275
 Echo Bay Mines Ltd.   .....................   17,500        100,625
 Homestake Mining Company ..................    7,100         92,744
 Newmont Mining Corporation  ...............    4,100        159,900
 Placer Dome, Inc.  ........................   14,500        237,438
  MOTION PICTURES (0.87%)
 Walt Disney Company   .....................      600         48,150
 Time Warner, Inc.  ........................    1,000         48,250
  OIL & GAS EXTRACTION (1.25%)
 Ente Nazionale Idrocarburi SpA ............   24,500        138,271
  PHARMACEUTICALS (1.58%)
 Novo Nordisk A/S - Class B  ...............    1,600        174,405
  PRIMARY METAL INDUSTRIES (1.28%)
 Degussa AG   ..............................    1,200         63,487
 Kawasaki Steel Corporation  ...............   24,000         78,156
  RADIO & TELEVISION BROADCASTING (0.47%)
 Viacom, Inc. - Class A (a)  ...............    1,750         52,500
  REAL ESTATE (0.87%)
 Mitsui Fudosan Co., Ltd. ..................    7,000         96,560

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
GLOBAL SECTOR PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                         NUMBER OF      MARKET
                                           SHARES       VALUE
                                         ----------- -------------
COMMON STOCKS (CONTINUED)
  RESTAURANTS (2.86%)
 Cracker Barrel Old Country
    Store, Inc. ........................    4,740      $    125,610
 Lone Star Steakhouse &
    Saloon (a)  ........................    2,950            76,700
 McDonald's Corporation  ...............    2,370           114,501
  RUBBER & MISC. PLASTIC PRODUCTS (0.76%)
 Adidas AG   ...........................      760            84,077
  STONE, CLAY, & GLASS PRODUCTS (1.05%)
 Owens-Illinois, Inc. (a)   ............    3,750           116,250
  TELECOMMUNICATIONS (2.86%)
 Ameritech Corporation   ...............      400            27,175
 BellSouth Corporation   ...............      800            37,100
 GTE Corporation   .....................      500            21,938
 Nippon Telegraph & Telephone Corp.     .       6            57,622
 Telecom Italia Mobile SpA  ............   42,000           134,861
 U S West Communications Group .........    1,000            37,688
  TEXTILE MILL PRODUCTS (0.32%)
 Toray Industries, Inc.  ...............    5,000            35,664
  TRUCKING & WAREHOUSING (1.17%)
 Caliber System, Inc. ..................      800            29,800
 Nippon Express Co., Ltd.   ............    7,000            55,919
 USFreightways Corporation  ............      850            21,994
 Werner Enterprises, Inc.   ............    1,150            22,281
                                         NUMBER OF      MARKET
                                           SHARES       VALUE
                                         ----------- -------------
COMMON STOCKS (CONTINUED)
  WHOLESALE TRADE DURABLE GOODS (1.00%)
 Canon Sales Co.   .....................    2,200      $     51,283
 Itochu Corporation   ..................   11,000            59,254
                                                      -------------
 Total Common Stocks
 (cost: $ 6,320,160)......................................7,020,706
                                                      -------------
 Total Investment Securities
 (cost: $ 9,884,263)...................................$ 10,613,822
                                                      =============
SUMMARY
 Investments at market value   .........    95.89%     $ 10,613,822
 Other Assets in
  Excess of Liabilities  ...............     4.11%          454,814
                                          -------     -------------
 Net Assets  ...........................   100.00%     $ 11,068,636
                                          =======     =============

INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF TOTAL PORTFOLIO NET ASSETS.


                           MARKET
                            VALUE      PERCENTAGE
                        -------------- -----------
  Denmark  ............   $    494,669     4.47%
  Germany  ............        660,140     5.96%
  Italy ...............        484,441     4.38%
  Japan ...............      1,892,596    17.10%
  United States  ......      7,536,790    68.09%
                         -------------  -------
   Net Assets .........   $ 11,068,636   100.00%
                         =============  =======

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No income dividends were paid during the preceding twelve months.


                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.
56

WRL SERIES FUND, INC.
VALUE EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                                NUMBER OF     MARKET
                                                  SHARES       VALUE
                                                ----------- ------------
PREFERRED STOCKS (B)
  MEDICAL INSTRUMENTS & SUPPLIES (B)
 Fresenius National Medical Care (a)           .    4,500     $      259
                                                             -----------
 Total Preferred Stocks
 (cost: $ 624)  ..........................................            259
                                                              -----------
COMMON STOCKS (84.32%)
  AEROSPACE (4.00%)
 Boeing Company  ..............................    62,200      3,300,488
 Sundstrand Corporation   .....................    23,550      1,271,700
  AIR TRANSPORTATION (1.86%)
 AMR Corporation (a)   ........................    11,000      1,017,500
 Delta Air Lines, Inc. ........................    13,500      1,107,000
  AUTOMOTIVE (2.11%)
 General Motors Corporation  ..................    43,500      2,422,406
  CHEMICALS & ALLIED PRODUCTS (4.59%)
 Air Products and Chemicals, Inc.  ............    15,800      1,283,750
 E.I. du Pont de Nemours and
    Company   .................................     8,400        528,150
 IMC Global, Inc.   ...........................    40,700      1,424,500
 W.R. Grace & Company  ........................    36,500      2,012,063
  COMMERCIAL BANKS (8.23%)
 Bank of New York Company, Inc. ...............    49,000      2,131,500
 Chase Manhattan Corporation ..................    24,200      2,348,913
 National City Corporation   ..................    46,600      2,446,500
 Norwest Corporation   ........................    44,200      2,486,250
  COMMUNICATION (2.06%)
 U S West, Inc. (a) ...........................   116,600      2,361,150
  COMPUTER & DATA PROCESSING SERVICE (1.48%)
 Ceridian Corporation (a) .....................    40,000      1,690,000
  CONSTRUCTION (0.42%)
 Foster Wheeler Corporation  ..................    11,800        477,900
  DEPARTMENT STORES (2.16%)
 Federated  Department  Stores,  Inc.  (a)     .   71,000      2,467,250
  ELECTRONIC COMPONENTS & ACCESSORIES (1.56%)
 Texas Instruments, Inc.  .....................    21,300      1,790,531
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.07%)
 Emerson Electric Company .....................    34,600      1,905,163
 General Electric Company .....................    17,800      1,163,675
                                                NUMBER OF     MARKET
                                                  SHARES       VALUE
                                                ----------- ------------
COMMON STOCKS (CONTINUED)
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (CONTINUED)
 Maytag Corporation ...........................    15,000     $  391,875
                                                             -----------
 Thomas & Betts Corporation  ..................    22,800      1,198,425
  ENGINEERING & MANAGEMENT SERVICES (1.00%)
 Halliburton Company   ........................    14,500      1,149,125
  FABRICATED METAL PRODUCTS (1.42%)
 Cooper Industries, Inc.  .....................    32,700      1,626,825
  FORESTRY (0.25%)
 Weyerhaeuser Company  ........................     5,600        291,200
  HEALTH SERVICES (2.06%)
 Columbia/HCA Healthcare
    Corporation  ..............................    59,900      2,354,819
  INDUSTRIAL MACHINERY & EQUIPMENT (11.94%)
 BW/IP, Inc.  .................................    10,000        203,125
 Case Corporation   ...........................    26,000      1,790,750
 Caterpillar Inc.   ...........................    24,000      2,577,000
 Deere & Company ..............................    70,450      3,865,944
 Harnischfeger Industries, Inc. ...............    20,000        830,000
 Ingersoll-Rand Company   .....................    31,000      1,914,250
 Kennametal, Inc.   ...........................    12,300        528,900
 United Technologies Corporation   ............    11,200        929,600
 York International Corporation ...............    22,300      1,025,800
  INSTRUMENTS & RELATED PRODUCTS (1.24%)
 Xerox Corporation  ...........................    18,000      1,419,750
  INSURANCE (6.32%)
 Allstate Corporation  ........................    23,400      1,708,200
 American International Group, Inc.   .........    12,200      1,822,375
 Loews Corporation  ...........................    37,000      3,704,625
  MACHINERY, EQUIPMENT & SUPPLIES (2.49%)
 W.W. Grainger, Inc.   ........................    36,500      2,853,844
  METAL MINING (2.85%)
 Newmont Mining Corporation  ..................    40,000      1,560,000
 Placer Dome, Inc.  ...........................   103,600      1,696,450
  MOTION PICTURES (1.98%)
 Time Warner, Inc.  ...........................    47,000      2,267,750
  MOTOR VEHICLES, PARTS & SUPPLIES (0.55%)
 Exide Corporation  ...........................    28,500        625,219
  OIL & GAS EXTRACTION (8.07%)
 Dresser Industries, Inc. .....................    39,200      1,460,200

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
VALUE EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                       NUMBER OF    MARKET
                                        SHARES       VALUE
                                       ---------- ------------
COMMON STOCKS (CONTINUED)
  OIL & GAS EXTRACTION (CONTINUED)
 ENSCO International,
    Incorporated (a)   ...............   14,600     $   770,150
 Noble Affiliates, Inc.   ............   32,500       1,257,344
 Noble Drilling Corporation (a) ......   57,600       1,299,600
 Reading & Bates Corporation (a)   ...   51,100       1,366,925
 Transocean Offshore, Inc.   .........   19,900       1,445,238
 United Meridian Corporation (a)   ...   54,500       1,635,000
  PAPER & ALLIED PRODUCTS (1.17%)
 Champion International Corporation      24,300       1,342,575
  PERSONAL CREDIT INSTITUTIONS (0.79%)
 Household International, Inc.  ......    7,650         898,397
  PETROLEUM REFINING (0.94%)
 Coastal Corporation   ...............   20,300       1,079,706
  PRIMARY METAL INDUSTRIES (2.84%)
 Alumax, Inc. (a)   ..................   62,600       2,374,883
 Reynolds Metals Company  ............    7,900         562,875
 USX-US Steel Group, Inc.    .........    9,000         315,563
  RAILROADS (1.12%)
 Burlington Northern Santa Fe   ......   14,200       1,276,225
  SECURITY & COMMODITY BROKERS (0.83%)
 Bear Stearns Companies, Inc.   ......   27,750         948,703
  TRANSPORTATION EQUIPMENT (0.31%)
 Halter Marine Group, Inc. (a)  ......    3,062          73,498
 Trinity Industries, Inc. ............    8,800         279,400
  WATER TRANSPORTATION (1.42%)
 Tidewater, Inc. .....................   36,900       1,623,600
  WHOLESALE TRADE NONDURABLE GOODS (2.19%)
 Unilever NV and Plc   ...............   11,500       2,507,000
                                                   ------------
 Total Common Stocks
 (cost: $ 83,339,314)...........................      96,489,122
                                                    ------------


                                      PRINCIPAL          MARKET
                                        AMOUNT           VALUE
                                    --------------- -----------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (4.34%)
 U. S. Treasury Bill
    5.17%, due 08/21/97   ......... $  5,000,000     $   4,963,343
                                                     -------------
 Total Short-Term U.S. Government
    Obligation
 (cost: $ 4,963,343)..............................        4,963,343
                                                      -------------
SHORT-TERM OBLIGATION (15.00%)
 Investors Bank & Trust Company (c)
  5.51%, Repurchase
  Agreement dated 6/30/97
  to be repurchased at
  $ 17,165,196 on 7/1/97  .........   17,162,569        17,162,569
                                                     -------------
 Total Short-Term Obligation
 (cost: $ 17,162,569)  ...........................       17,162,569
                                                      -------------
 Total Investment Securities
 (cost: $ 105,465,850) ...........................    $ 118,615,293
                                                      =============
SUMMARY
 Investments at market value    ...       103.66%    $ 118,615,293
 Other Liabilities in
    Excess of Assets   ............        (3.66%)      (4,185,068)
                                    --------------   -------------
 Net Assets   .....................       100.00%    $ 114,430,225
                                    ==============   =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No income dividends were paid during the preceding twelve months.
(b)  Percentage is less than .01%.
(c) Collateralized by $ 5,132,279 Small Business Administration Pool 6.63% due 02/25/20; $ 4,000,000 Small Business Administration Pool 8.38% due 03/25/22; $ 285,000 Small Business Administration Pool 8.51% due 3/25/22; $ 9,050,000 Structured Asset Securities Corporation 6.55% due 12/20/21; market value and accrued interest aggregated $ 4,695,066, $ 3,991,933, $ 284,717, $ 9,050,000 respectively for this collateral at June 30, 1997.

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.
58

WRL SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                                        NUMBER OF    MARKET
                                          SHARES      VALUE
                                        ----------- ----------
CONVERTIBLE PREFERRED STOCKS (0.04%)
  COMMERCIAL BANKS (0.04%)
 Bank of Portugal .....................        65     $  4,453
                                                     ---------
 Total Convertible Preferred Stock
 (cost: $ 4,412) .................................        4,453
                                                      ---------
PREFERRED STOCKS (0.83%)
  MEDICAL INSTRUMENTS & SUPPLIES (0.22%)
 Fresenius Medical Care AG (a)   ......       369       26,481
  TELECOMMUNICATIONS (0.61%)
 Telecomunicacoes de Sao
    Paulo S/A-Telesp ..................   226,448       73,414
                                                     ---------
 Total Preferred Stocks
 (cost: $ 95,462).................................       99,895
                                                      ---------
COMMON STOCKS (89.64%)
  AEROSPACE (0.86%)
 Bombardier, Inc. - Class B   .........     2,404       54,543
 British Aerospace Plc  ...............     2,174       48,392
  AMUSEMENT & RECREATION SERVICES (2.86%)
 Airtours Plc  ........................     5,996      115,742
 EMI Group Plc ........................     1,511       27,116
 Granada Group Plc   ..................     9,004      118,470
 PolyGram NV   ........................     1,318       69,121
 Thorn Plc  ...........................     4,531       12,829
  APPAREL PRODUCTS (0.28%)
 Giordano International, Ltd  .........    38,000       25,998
 Gucci Group nv-New York
    Registered Share ..................       115        7,403
  AUTOMOTIVE (2.47%)
 Honda Motor Company, Ltd. ............     7,000      210,843
 Tata Engineering & Locomotive
    Company, Limited - Sponsored
    GDR 144A (a) (b) ..................       388        5,956
 Tata Engineering & Locomotive
    Company, Limited 144A (b) .........       450        6,908
 Qingling Motors Company   ............    20,000       10,327
 Volkswagen AG ........................        82       62,842
  BEER, WINE, & DISTILLED BEVERAGES (1.37%)
 Guinness Plc  ........................     4,100       40,152
 San Miguel Corporation - Class B   ...    12,600       33,233
 Sapporo Breweries, Ltd.   ............    11,000       91,427
                                        NUMBER OF    MARKET
                                          SHARES      VALUE
                                        ----------- ----------
COMMON STOCKS (CONTINUED)
  BEVERAGES (0.76%)
 Coca-Cola Amatil, Ltd. ...............     3,262     $ 42,366
 Panamerican Beverages, Inc. -
    Class A ...........................     1,475       48,491
  BUSINESS CREDIT INSTITUTIONS (0.19%)
 Promise Company, Ltd.  ...............       400       22,909
  BUSINESS SERVICES (0.26%)
 Berjaya Sports Toto Bhd   ............     3,000       14,147
 Hutchison Whampoa, Limited (a)  ......     2,000       17,297
  CHEMICALS & ALLIED PRODUCTS (2.31%)
 BASF AG ..............................     2,470       91,248
 Croda International Plc   ............     4,900       21,504
 SGL Carbon AG ........................       622       85,139
 Shin-Etsu Chemical Co., Ltd. .........     3,000       79,623
  COMMERCIAL BANKS (8.55%)
 ABN Amro Holding N.V.  ...............     1,400       26,090
 Alpha Credit Bank   ..................       343       23,335
 Banco Bilbao Vizcaya, SA  ............       810       65,800
 Banco Comercial Portugues, SA   ......     2,187       41,297
 Banco Comercial Portugues, SA -
    Sponsored ADR .....................       716       13,336
 Banco Santander, SA ..................     1,608       49,544
 Commerzbank AG   .....................     2,454       69,487
 Den Danske Bank  .....................       851       82,768
 Dresdner Bank AG .....................       593       20,496
 Fuji Bank, Ltd.  .....................     4,000       60,066
 Generale de Banque SA  ...............       141       54,258
 Grupo Financiero Bancomer -
    Sponsored ADR (a) (b)  ............     1,344       12,976
 HSBC Holdings Plc   ..................     3,600      108,277
 Ing Groep N.V.   .....................     1,983       91,376
 Investor AB - Class B  ...............       217       11,430
 Kookmin Bank - Sponsored
    GDR (a) (b)   .....................        94        2,045
 Merita, Ltd. - Class A ...............     6,125       20,057
 Metropolitan Bank & Trust Company     .    1,500       31,879
 National Australia Bank, Ltd.   ......     1,100       15,757
 PT Bank Dagang Nasional Indonesia     .   20,000       14,192
 Sanwa Bank, Ltd. .....................     5,000       74,210
 Sumitomo Bank, Ltd  ..................     5,000       82,067
 Thai Farmers Bank Public
    Company, Ltd. .....................     1,000        4,462
 Union Bank of Switzerland ............        46       52,591

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                             NUMBER OF     MARKET
                                               SHARES      VALUE
                                             ----------- -----------
COMMON STOCKS (CONTINUED)
  COMMUNICATION (1.42%)
 DDI Corporation ...........................       12      $  88,633
 Reed International Plc   ..................    6,669         64,644
 Reuters Holdings Plc  .....................    1,600         16,868
  COMMUNICATIONS EQUIPMENT (1.27%)
 Alcatel Alsthom ...........................      514         64,341
 ECI Telecommunications, Ltd.   ............    2,975         88,506
  COMPUTER & DATA PROCESSING SERVICE (1.79%)
 Baan Company, N.V. (a)   ..................    1,395         94,468
 Cap Gemini SA   ...........................      249         13,128
 Dimension Data Holdings, Ltd. (a) .........    7,414         29,424
 NTT Data Corporation  .....................       20         77,353
  COMPUTER & OFFICE EQUIPMENT (0.13%)
 Acer Incorporation- GDR (a) ...............      900         16,187
  CONSTRUCTION (0.03%)
 Hi Cement Corporation    ..................   20,000          3,795
  DEPARTMENT STORES (0.83%)
 Credit Saison Co., Ltd.  ..................    4,100        100,227
  ELECTRIC, GAS, & SANITARY SERVICES (5.34%)
 BSES, Ltd. 144A- GDR Reg S (a) ............      491         13,012
 China Light & Power Company, Ltd. .........    3,000         17,001
 Edison S.p.A.   ...........................    5,065         25,066
 Electricas Reunidas De
    Zaragoza, S.A.  ........................      997         41,815
 Electricidade de Portugal, S.A.   .........      482          6,245
 Energie-Versorgung
    Niederoesterreich AG  ..................      283         36,476
 Korea Electric Power Corporation -
    Sponsored ADR   ........................    2,528         47,242
 National Grid Group Plc (a) ...............    4,400         16,085
 National Power Plc ........................    2,500         21,735
 Osaka Gas Company  ........................   24,000         68,937
 Severn Trent Plc   ........................    1,500         19,424
 Siemens AG   ..............................    1,343         79,713
 Sumitomo Electric Industries   ............    5,000         83,814
 Tenaga Nasional Bhd   .....................    2,000          9,748
 VEBA AG   .................................    2,745        154,196
  ELECTRONIC COMPONENTS & ACCESSORIES (1.51%)
 ABB AG (a)   ..............................       83        125,577
 Dixons Group Plc   ........................    1,470         11,421
 Electrocomponents Plc .....................    3,994         29,834
 General Electric Company Plc   ............    1,800         10,762
 Sensonor ASA (a)   ........................      735          3,961
                                             NUMBER OF     MARKET
                                               SHARES      VALUE
                                             ----------- -----------
COMMON STOCKS (CONTINUED)
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (7.50%)
 Canon, Inc.  ..............................    5,000      $ 136,197
 Hitachi Maxell  ...........................    4,000         99,179
 Matsushita Electric Industrial
    Company, Ltd. (a)  .....................    6,000        121,006
 Moulinex (a) ..............................    1,763         48,276
 Murata Manufacturing Co., Ltd. ............    2,000         78,924
 NEC Corporation ...........................    5,000         69,845
 Philips Electronics N.V. ..................    1,446        103,517
 Rohm Company ..............................    1,000        101,275
 Sony Corporation   ........................    1,300        113,384
 Uniden Corporation ........................    2,000         29,509
  ENGINEERING & MANAGEMENT SERVICES (3.25%)
 Autoliv AB   ..............................    1,277         48,940
 Autoliv, Inc. (a)  ........................    1,100         42,299
 Electrolux AB - Series B ..................      684         49,333
 Hoganas AB - Class B  .....................    1,930         64,237
 LucasVarity Plc (a)   .....................   13,956         48,347
 Metra Oy - Class B ........................      122          3,678
 VA Technologie AG  ........................      585        107,100
 Valmet Corporation ........................    1,480         25,629
  ENVIRONMENTAL SERVICES (0.52%)
 Compagnie Genarale des Eaux-
    Warrants  ..............................      489            293
 Compagnie Generale des Eaux ...............      489         62,625
  FINANCE (0.35%)
 Lloyds TSB Group Plc  .....................    4,147         42,546
  FOOD STORES (2.45%)
 Carrefour, SA (a)  ........................      160        116,142
 Danisco A/S  ..............................      400         24,450
 Nestle SA .................................       52         68,564
 Promodes  .................................      105         40,877
 Tesco Plc .................................    7,100         43,694
  FOOD & KINDRED PRODUCTS (1.41%)
 Burns, Philp & Company, Ltd.   ............   38,017         70,618
 Cultor Oy .................................      564         29,876
 Devro PLC .................................    6,762         38,291
 Gruma SA - Class B (a)   ..................    3,711         17,288
 Nippon Meat Packers, Inc.   ...............    1,000         12,921
  FURNITURE & HOME FURNISHINGS (0.07%)
 Industrie Natuzzi SpA -
    Sponsored ADR   ........................      344          8,815

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                            NUMBER OF    MARKET
                                              SHARES      VALUE
                                            ----------- ----------
COMMON STOCKS (CONTINUED)
  GAS PRODUCTION & DISTRIBUTION (0.24%)
 BG Plc   .................................    7,680      $ 28,268
  HOLDING & OTHER INVESTMENT OFFICES (1.33%)
 AMMB Holdings Bhd ........................      800         4,977
 BTR Plc  .................................   10,360        35,458
 Colonial, Ltd. (a)   .....................    2,038         5,201
 Grupo Carso SA de CV-Sponsored
    ADR   .................................    2,687        37,360
 Kinnevik AB - Class B   ..................      674        18,774
 Lai Sun Development Company, Ltd.         .  15,000        16,846
 Mitsubishi Corp.  ........................    3,000        37,454
 Shenzhen Expressway Co. (a)   ............   12,000         3,292
  HOTELS & OTHER LODGING PLACES (0.15%)
 Hongkong & Shanghai Hotels, Ltd. .........   11,000        17,536
 Lai Sun Hotel Intl., Ltd.- Warrants ......      602            53
  INDUSTRIAL MACHINERY & EQUIPMENT (2.60%)
 Blue Circle Industries Plc ...............    3,990        28,442
 Coflexip SA - Sponsored ADR   ............    1,284        38,681
 Hitachi Construction Machinery
    Co., Ltd.   ...........................    4,000        38,764
 Holderbank Financiere Glarus AG -
    Class B  ..............................       29        27,378
 Siam Cement Public Company, Ltd. .........      100         1,817
 Siebe Plc   ..............................    6,744       114,231
 Toda Construction Company  ...............    9,000        63,017
  INSURANCE (0.88%)
 AXA-UAP  .................................      616        38,292
 General Accident Plc .....................    1,600        23,370
 Schweizerische Rueckversicherungs-
    Gesellschaft   ........................       31        43,825
  INSURANCE AGENTS, BROKERS & SERVICE (0.65%)
 Pohjola Insurance Group - Class B   ......      278         8,247
 Sampo Insurance Company, Ltd. -
    Class A  ..............................      138        13,424
 Zurich Versicherungsgesellschaft .........      141        56,083
  IRON & STEEL FOUNDRIES (0.84%)
 Usinor Sacilor ...........................    5,565       100,327
  LIFE INSURANCE (0.24%)
 Prudential Corporation Plc ...............    2,950        28,570
                                            NUMBER OF    MARKET
                                              SHARES      VALUE
                                            ----------- ----------
COMMON STOCKS (CONTINUED)
  MACHINERY, EQUIPMENT & SUPPLIES (2.21%)
 Amada Company, Ltd.  .....................    2,000      $ 17,636
 Mannesmann AG  ...........................      389       173,251
 Schneider SA   ...........................    1,391        74,001
  MANAGEMENT SERVICES (0.36%)
 Cordiant Plc (a)  ........................   20,815        42,814
  MANUFACTURING INDUSTRIES (1.82%)
 Elec & Eltek International
    Company, Ltd.  ........................    3,000        16,800
 F.H. Faulding & Co., Ltd.  ...............    1,948        11,179
 Johnson Electric Holdings, Ltd.  .........    5,000        14,909
 Oerlikon-Buehrle Holding AG   ............      733        85,810
 Sulzer AG   ..............................      105        89,854
  MEDICAL INSTRUMENTS & SUPPLIES (0.23%)
 Fresenius Medical Care AG (a) ............      306        27,011
  MINING (0.37%)
 Banpu Public Company, Ltd. ...............      800        12,268
 Broken Hill Proprietary
    Company, Ltd.  ........................      690        10,151
 PT Tambang Timah - GDR
    Reg S (a) (b)  ........................      288         4,471
 PT Tambang Timah - Sponsored
    GDR (a) (b) ...........................      235         3,648
 WMC, Limited   ...........................    2,200        13,871
  MOTOR VEHICLES, PARTS & SUPPLIES (1.72%)
 PT Astra International  ..................   20,000        82,271
 Valeo SA .................................    2,004       124,404
  OIL & GAS EXTRACTION (3.42%)
 ENI SPA  .................................    3,531        19,928
 OMV AG   .................................      234        29,987
 Repsol S.A. ..............................    1,711        72,342
 Saga Petroleum ASA-A shares   ............      442         8,383
 Saipem S.p.A.  ...........................    7,948        40,646
 Shell Transport & Trading Company   ......    2,668        55,587
 Total SA - Class B   .....................    1,813       183,159
  PAPER & ALLIED PRODUCTS (0.07%)
 Arjo Wiggins Appleton Plc  ...............    2,700         7,914

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                           NUMBER OF    MARKET
                                             SHARES      VALUE
                                           ----------- ----------
COMMON STOCKS (CONTINUED)
  PERSONAL SERVICES (0.23%)
 Hays Plc   ..............................     2,864     $ 27,237
  PETROLEUM & COAL PRODUCTS (0.74%)
 Elf Aquitaine SA ........................       433       46,690
 Perez Companc S.A.  .....................     5,342       42,636
  PHARMACEUTICALS (5.50%)
 Astra AB - Class B  .....................       208        3,670
 BOC Group Plc ...........................       750       13,053
 Gehe AG .................................       982       66,983
 Glaxo Wellcome Plc  .....................     1,800       37,174
 Medeva Plc ..............................    20,714       88,663
 Novartis AG   ...........................       177      282,822
 Novartis AG- Bearer .....................         7       11,175
 Roche Holding AG    .....................        13      117,522
 Zeneca Group Plc (a)   ..................     1,200       39,692
  PRIMARY METAL INDUSTRIES (1.74%)
 Controladora Comercial Mexicana SA
    de CV-GDR  ...........................     3,875       71,688
 Iscor Limited ...........................    61,381       40,600
 Sumitomo Metal Industries ...............     7,000       19,923
 Tokyo Steel Mfg. ........................     1,600       17,880
 Tubos De Acero de Mexico SA -
    Sponsored ADR (a)   ..................     3,180       58,631
  PRINTING & PUBLISHING (1.39%)
 Elsevier NV   ...........................     3,348       55,914
 Reed International Plc ..................     5,004       48,505
 United News & Media Plc   ...............     1,300       15,080
 Verenigde Nederlandse
    Utigeversbedrijvan Verenigd Bezit          1,154       25,501
 Wolters Kluwer NV-CVA  ..................       184       22,391
  RADIO & TELEVISION BROADCASTING (0.22%)
 Television Broadcasts, Ltd.  ............     6,000       26,953
  RAILROADS (1.34%)
 East Japan Railway Co. ..................        15       77,004
 Railtrack Group Plc    ..................     8,089       84,269
  REAL ESTATE (1.67%)
 British Land Company Plc  ...............     4,500       42,420
 Cheung Kong Holdings, Ltd.   ............     5,000       49,375
 China Resources Enterprise, Ltd.   ......     4,000       19,621
 DBS Land, Ltd.   ........................     8,910       28,179
 New World Development
    Company, Ltd. ........................     3,000       17,891
 Sino Land Company   .....................    15,000       16,265
 Sumitomo Realty & Development   .........     3,000       26,454
                                           NUMBER OF    MARKET
                                             SHARES      VALUE
                                           ----------- ----------
COMMON STOCKS (CONTINUED)
  RESIDENTIAL BUILDING CONSTRUCTION (0.63%)
 Berkeley Group Plc  .....................     1,800     $ 20,701
 Lyonnaise des Eaux SA  ..................       546       54,974
  RESTAURANTS (0.30%)
 Compass Group Plc   .....................     1,385       15,536
 Whitbread Plc ...........................     1,600       20,146
  RETAIL TRADE (1.70%)
 D.F.S. Furniture Company Plc ............     5,011       46,904
 Marui Co.  ..............................     2,000       37,192
 Mycal Corp.   ...........................     4,000       57,622
 Vendex International N.V. ...............     1,132       61,960
  RUBBER & MISC. PLASTIC PRODUCTS (1.44%)
 Adidas AG  ..............................       828       91,599
 Michelin - Class B  .....................       680       40,814
 Sumitomo Rubber Industries   ............     6,000       40,388
  STONE, CLAY, & GLASS PRODUCTS (0.36%)
 Asahi Glass Company, Ltd. ...............     2,000       19,906
 BPB Plc .................................     1,600        8,607
 PT Mulia Industrindo   ..................    28,000       14,686
  TELECOMMUNICATIONS (4.66%)
 British Telecommunications Plc  .........     6,777       50,340
 NetCom Systems AB - Class B (a) .........     1,233       17,531
 Nippon Telegraph & Telephone Corp.       .        8       76,829
 Oy Nokia AB - Class A  ..................       623       47,042
 Stet Societa' Finanziaria
    Telefonica SpA   .....................    14,200       49,090
 Tele Danmark A/S - Class B   ............        83        4,311
 Telecom De Sao Paulo- Rights ............     6,523            0
 Telecom Italia Mobile SpA ...............    31,877      102,357
 Telecom Italia Mobile SpA -
    Class NC   ...........................    30,393       53,822
 Telecomunicacoes Brasileiras S/A -
    Telebras   ...........................   360,000       48,762
 Telefonaktiebolaget LM Ericsson -
    Class B ..............................       458       18,027
 Telefonica Del Peru S.A.-ADR (a)   ......     2,556       66,935
 Telekom Malaysia Bhd   ..................     3,000       14,028
 Videsh Sanchar Nigam LTD-GDR (a)         .      500       10,375
  TEXTILE MILL PRODUCTS (0.36%)
 Toray Industries, Inc. ..................     6,000       42,798
  TRANSPORTATION EQUIPMENT (0.68%)
 Ishikawajima-Harima Heavy
    Industries Co., Ltd.   ...............     8,000       31,431
 Suzuki Motor Corporation  ...............     4,000       50,638

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                              NUMBER OF     MARKET
                               SHARES       VALUE
                              ---------- -------------
COMMON STOCKS (CONTINUED)
  TRANSPORTATION & PUBLIC UTILITIES (1.17%)
 Brambles Industries, Ltd.       4,768     $     94,297
 BAA Plc   ..................    5,050           46,555
  WATER TRANSPORTATION (0.60%)
 IHC Caland N.V. ............    1,319           72,062
                                          -------------
 Total Common Stocks
 (cost: $ 9,928,535) ..................       10,761,243
                                           -------------
 Total Investment Securities
 (cost: $ 10,028,409)..................     $ 10,865,591
                                           =============
SUMMARY
 Investments at market value     90.51%    $ 10,865,591
 Other Assets in
    Excess of Liabilities ...     9.49%       1,138,982
                               -------    -------------
 Net Assets   ...............   100.00%    $ 12,004,573
                               =======    =============

INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF TOTAL PORTFOLIO NET ASSETS.



                        MARKET VALUE   PERCENTAGE
                        -------------- -----------
 Argentina ............   $     42,636     0.36%
 Australia ............        241,356     2.01%
 Austria   ............        156,808     1.31%
 Belgium   ............         54,258     0.45%
 Brazil ...............        112,871     0.94%
 Canada ...............         47,698     0.40%
 Denmark   ............        100,164     0.83%
 Finland   ............        127,143     1.06%
 France ...............        928,606     7.74%
 Germany   ............        886,462     7.38%
 Greece ...............         17,474     0.15%
 Hong Kong ............        361,641     3.01%
 Indonesia ............         96,747     0.81%
 Italy  ...............        272,383     2.27%
 Japan  ...............      2,345,740    19.54%
 Malaysia  ............         42,901     0.36%
 Mexico ...............         14,433     0.12%
 Netherlands  .........        586,816     4.89%
 Norway ...............         11,582     0.10%
 Philippines  .........         53,634     0.45%
 Portugal  ............         47,542     0.40%
 Singapore ............         28,179     0.23%
 South Africa .........         69,324     0.58%
 Spain  ...............        210,892     1.76%
 Sweden ...............        250,629     2.09%
 Switzerland  .........        891,209     7.42%
 Thailand  ............         18,518     0.15%
 United Kingdom  ......      1,642,985    13.69%
 United States   ......      2,343,942    19.50%
                         -------------  -------
  Net Assets  .........   $ 12,004,573   100.00%
                         =============  =======

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No income dividends were paid during the preceding twelve months.
(b) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
ADR American Depositary Receipt
GDR Global Depositary Receipt

                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
U.S. EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS

JUNE 30, 1997


                            PRINCIPAL   MARKET
                             AMOUNT     VALUE
                            ---------- ---------
CONVERTIBLE BONDS (0.10%)
  AIR TRANSPORTATION (0.07%)
 Continental Airlines, Inc.
    6.75%, due 04/15/06       $ 10,000   $ 13,013
  INSURANCE (0.03%)
 Berkshire Hathaway Inc.         6,000      6,202
                                        ---------
 Total Convertible Bonds
 (cost: $ 18,983)  ..................       19,215
                                         ---------


                                         NUMBER OF     MARKET
                                           SHARES      VALUE
                                         ----------- -----------
CONVERTIBLE PREFERRED STOCKS (0.43%)
  COMPUTER & DATA PROCESSING SERVICE (0.39%)
 Microsoft Corporation   ...............      860      $  74,820
  TELECOMMUNICATIONS (0.04%)
 Airtouch Communications,
    Inc. - Series B   ..................      253          7,210
                                                      ----------
 Total Convertible Preferred Stocks
 (cost: $ 80,864) .................................        82,030
                                                       ----------
COMMON STOCKS (90.45%)
  AEROSPACE (1.92%)
 Allied Signal Inc.   ..................    3,702        310,968
 Boeing Company ........................      466         24,727
 Bombardier, Inc. - Class B ............      164          3,712
 McDonnell Douglas Corporation .........      424         29,044
  AIR TRANSPORTATION (0.28%)
 Continental Airlines, Inc. -
    Class B (a) ........................    1,009         35,252
 Delta Air Lines, Inc.   ...............      231         18,942
  AUTOMOTIVE (0.68%)
 Autoliv, Inc. (a) .....................      478         18,702
 Ford Motor Company   ..................    1,885         71,159
 General Motors Corporation ............      598         33,301
 ITT Industries Inc.  ..................      255          6,566
  BEVERAGES (0.90%)
 Anheuser-Busch Companies, Inc.   ......    3,888        163,053
 Coca-Cola Company .....................      136          9,180
  BUSINESS SERVICES (2.15%)
 Catalina Marketing Corporation (a)  ...      356         17,133
 CUC International, Inc. (a)   .........    1,055         27,232
                                         NUMBER OF     MARKET
                                           SHARES      VALUE
                                         ----------- -----------
COMMON STOCKS (CONTINUED)
  BUSINESS SERVICES (CONTINUED)
 Equifax, Inc.  ........................    5,139      $ 191,107
 Interpublic Group of
    Companies, Inc.   ..................    1,500         91,969
 Metromedia International
    Group, Inc. (a)   ..................      369          4,659
 Pitney Bowes, Inc.   ..................      986         68,527
 Viad Corp   ...........................      617         11,877
  CHEMICALS & ALLIED PRODUCTS (4.94%)
 Air Products & Chemicals, Inc.   ......      642         52,163
 Airgas, Inc. (a)  .....................    1,178         23,339
 Avery-Dennison Corporation ............      384         15,408
 Avon Products, Inc.  ..................      921         64,988
 Colgate-Palmolive Company  ............    1,572        102,573
 Eastman Chemical Company   ............      278         17,653
 E.I. du Pont de Nemours
    and Company ........................    4,740        298,028
 Gillette Company  .....................      329         31,173
 IMC Global, Inc.  .....................      582         20,370
 International Flavors &
    Fragrances, Inc.  ..................      387         19,544
 Morton International, Inc. (a)   ......    2,410         72,752
 PPG Industries, Inc. ..................      151          8,777
 Procter & Gamble Company   ............    1,567        221,339
  COMMERCIAL BANKS (5.50%)
 Bank of New York Company, Inc.   ......    1,088         47,328
 BankAmerica Corporation ...............    1,186         76,571
 BankBoston Corporation  ...............      924         66,586
 Bankers Trust New York Corporation     .     192         16,704
 Barnett Banks, Inc.  ..................      247         12,968
 Chase Manhattan Corporation   .........    1,008         97,839
 Citicorp ..............................    2,456        296,102
 ING Groep N.V. ........................      392         18,063
 ING Groep N.V.- ADR  ..................      291         13,495
 J. P. Morgan & Company
    Incorporated   .....................      603         62,938
 Mellon Bank Corporation ...............    1,294         58,392
 Norwest Corporation  ..................      164          9,225
 Provident Companies, Inc.  ............    1,534         82,069
 State Street Corporation   ............    1,151         53,234
 U.S. Bancorp   ........................      479         30,716
 Wells Fargo & Company   ...............      424        114,268
  COMMUNICATION (0.76%)
 Comcast Corporation - Class A .........    2,605         55,682
 Comcast UK Cable Partners
    Limited (a)    .....................      712          8,544
 NTL Incorporated (a) ..................    3,273         81,416

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
U.S. EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                             NUMBER OF    MARKET
                                               SHARES      VALUE
                                             ----------- ----------
COMMON STOCKS (CONTINUED)
  COMMUNICATIONS EQUIPMENT (0.38%)
 DSC Communications
    Corporation (a) ........................      397      $  8,833
 Lucent Technologies, Inc.   ...............      467        33,653
 Northern Telecom Limited ..................      329        29,939
  COMPUTER & DATA PROCESSING SERVICES (2.71%)
 Automatic Data Processing, Inc.   .........    2,315       108,805
 Computer Associates
    International, Inc.   ..................    1,302        72,505
 Electronic Data Systems Corporation        .     493        20,213
 First Data Corporation   ..................    6,108       268,370
 Intuit, Inc. (a)   ........................      272         6,239
 Microsoft Corporation (a)   ...............      356        44,990
  COMPUTER & OFFICE EQUIPMENT (3.07%)
 3Com Corporation (a)  .....................      233        10,485
 Cisco Systems, Inc. (a)  ..................      945        63,433
 Hewlett-Packard Company  ..................    3,651       204,456
 International Business Machines
    Corporation  ...........................    2,952       266,234
 Minnesota Mining & Manufacturing
    Company   ..............................      356        36,312
 Storage Technology Corporation (a)   ......      199         8,856
  DEPARTMENT STORES (2.52%)
 Dayton Hudson Corporation   ...............    1,260        67,016
 Federated Department
    Stores, Inc. (a)   .....................    1,315        45,696
 J.C. Penney Company, Inc.   ...............      301        15,708
 Sears Roebuck and Company   ...............    2,537       136,364
 Wal-Mart Stores, Inc. .....................    6,504       219,917
  DRUG STORES & PROPRIETARY STORES (0.17%)
 Arbor Drugs, Inc.  ........................    1,612        32,442
  ELECTRIC SERVICES (1.32%)
 American Electric Power Company   .........    1,083        45,486
 CMS Energy Corporation   ..................      411        14,488
 Duke Power Company ........................    1,151        55,176
 Florida Progress Corporation   ............      822        25,739
 FPL Group, Inc. ...........................      737        33,948
 PacifiCorp   ..............................    1,507        33,154
 Pinnacle West Capital Corporation .........      329         9,891
 Public Service Company of Colorado         .     509        21,124
 Southern Company   ........................      685        14,984
  ELECTRICAL GOODS (0.95%)
 Hubbell, Inc. - Class B  ..................    4,169       183,436
                                             NUMBER OF    MARKET
                                               SHARES      VALUE
                                             ----------- ----------
COMMON STOCKS (CONTINUED)
  ELECTRONIC COMPONENTS & ACCESSORIES (2.19%)
 AMP, Inc. .................................      782      $ 32,649
 Intel Corporation  ........................    2,515       356,658
 Molex Inc. - Class A  .....................      873        30,446
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.57%)
 Emerson Electric Company ..................    4,659       256,536
 Harman International Industries, Inc.      .     521        21,947
 National Service Industries, Inc. .........      486        23,662
  ENGINEERING & MANAGEMENT SERVICES (0.18%)
 Halliburton Company   .....................      428        33,919
  ENVIRONMENTAL SERVICES (0.57%)
 Browning-Ferris Industries, Inc.  .........    1,283        42,660
 United Waste Systems, Inc. (a) ............      274        11,234
 Waste Management Inc. .....................    1,507        48,412
 Wheelabrator Technologies, Inc.   .........      463         7,148
  FABRICATED METAL PRODUCTS (0.13%)
 Masco Corporation  ........................      192         8,016
 Parker-Hannifin Corporation ...............      274        16,628
  FINANCE (1.65%)
 Fannie Mae   ..............................    7,288       317,938
  FOOD STORES (0.35%)
 American Stores Company  ..................      694        34,266
 Nestle SA .................................       25        32,964
  FOOD & KINDRED PRODUCTS (1.63%)
 Archer- Daniels- Midland Co.   ............    1,397        32,830
 ConAgra, Inc.   ...........................      914        58,610
 CPC International, Inc.  ..................      973        89,820
 General Mills, Inc.   .....................      726        47,281
 Kellogg Company ...........................      219        18,752
 Ralston-Ralston Purina Group   ............      607        49,888
 Sysco Corporation  ........................      438        15,987
  FORESTRY (0.50%)
 Rayonier, Inc.  ...........................      658        27,677
 Weyerhaeuser Company  .....................    1,322        68,744
  GAS PRODUCTION & DISTRIBUTION (0.31%)
 El Paso Natural Gas Company ...............      329        18,095
 Sonat, Inc.  ..............................      795        40,744
  HEALTH SERVICES (0.23%)
 Columbia/HCA Healthcare
    Corporation  ...........................       83         3,263

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
U.S. EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                           NUMBER OF    MARKET
                                             SHARES      VALUE
                                           ----------- ----------
COMMON STOCKS (CONTINUED)
  HEALTH SERVICES (CONTINUED)
 Lincare Holdings, Inc. (a)   ............      617      $ 26,531
 Sun Healthcare Group, Inc. (a)  .........      178         3,705
 Tenet Healthcare Corporation (a)   ......      370        10,938
  HOLDING & OTHER INVESTMENT OFFICES (0.04%)
 Trizec Hahn Corporation   ...............      370         7,909
  HOTELS & OTHER LODGING PLACES (0.22%)
 Circus Circus Enterprises (a)   .........    1,740        42,848
  INDUSTRIAL MACHINERY & EQUIPMENT (3.71%)
 Applied Materials, Inc. (a)  ............      750        53,109
 Baker Hughes, Inc.  .....................    2,021        78,187
 Deere & Company  ........................    2,039       111,890
 Dover Corporation   .....................    4,028       247,722
 Harnischfeger Industries, Inc.  .........      274        11,371
 Timken Company   ........................      711        25,285
 United Technologies Corporation .........    1,655       137,365
 U.S. Filter Corporation (a)  ............      245         6,676
 Varian Associates, Inc.   ...............      743        40,308
  INSTRUMENTS & RELATED PRODUCTS (1.01%)
 Allergan, Inc.   ........................    1,534        48,800
 Eastman Kodak Company  ..................      937        71,915
 General Signal Corporation   ............      534        23,296
 Xerox Corporation   .....................      630        49,691
  INSURANCE (5.79%)
 American International Group, Inc. ......    2,001       298,899
 Chubb Corporation   .....................    1,411        94,361
 CMAC Investment Corporation  ............      468        22,347
 Everest Reinsurance Holdings, Inc. ......      164         6,499
 General Re Corporation ..................      395        71,890
 Hartford Financial Services
    Group, Inc.   ........................      329        27,225
 Loews Corporation   .....................    1,695       169,712
 TIG Holdings, Inc.  .....................    1,538        48,063
 Travelers Group, Inc.  ..................    5,927       373,771
  INSURANCE AGENTS, BROKERS & SERVICE (0.59%)
 Marsh & McLennan Companies, Inc.         .   1,576       112,487
  LEATHER & LEATHER PRODUCTS (0.05%)
 Nine West Group, Inc. (a) ...............      274        10,463
  LIFE INSURANCE (0.78%)
 Aegon N.V. - ADR (b)   ..................      158        11,070
 Equitable Companies, Inc. ...............      219         7,282
 Lincoln National Corporation ............    1,014        65,276
                                           NUMBER OF    MARKET
                                             SHARES      VALUE
                                           ----------- ----------
COMMON STOCKS (CONTINUED)
LIFE INSURANCE (CONTINUED)
 Providian Corporation (b) ...............      365      $ 11,726
 ReliaStar Financial Corporation    ......      397        29,031
 UNUM Corporation ........................      595        24,990
  LUMBER & CONSTRUCTION MATERIALS (0.18%)
 Martin Marietta Materials, Inc. .........    1,096        35,483
  LUMBER & OTHER BUILDING MATERIALS (0.73%)
 Home Depot, Inc. ........................    1,623       111,886
 Lowe's Companies, Inc. ..................      767        28,475
  MACHINERY, EQUIPMENT & SUPPLIES (0.47%)
 Lockheed Martin Corporation  ............      766        79,329
 Mannesmann AG ...........................       23        10,244
  MANAGEMENT SERVICES (0.04%)
 Dun & Bradstreet Corporation ............      329         8,636
  MANUFACTURING INDUSTRIES (1.81%)
 Armstrong World Industries, Inc.   ......      486        35,660
 FMC Corporation (a) .....................      274        21,766
 Textron, Inc. ...........................    3,651       242,335
 Tyco International Ltd.   ...............      296        20,591
 Unilever NV and Plc - ADR ...............      123        26,814
  MEDICAL INSTRUMENTS & SUPPLIES (0.31%)
 Arrow International, Inc. ...............      148         4,329
 Baxter International, Inc.   ............      770        40,233
 Dentsply International, Inc. ............      221        10,829
 St. Jude Medical, Inc. (a)   ............      116         4,524
  METAL MINING (0.53%)
 Barrick Gold Corporation  ...............      759        16,698
 Newmont Mining Corporation   ............    2,176        84,864
  MINING (0.14%)
 Pittston Brink's Group ..................      466        13,980
 Potash Corporation of
    Saskatchewan, Inc.  ..................      164        12,310
  MORTGAGE BANKERS AND BROKERS (0.14%)
 Countrywide Credit Industries, Inc.   ...      874        27,258
  MOTION PICTURES (1.09%)
 Time Warner, Inc.   .....................      735        35,464
 Walt Disney Company .....................    2,165       173,741

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
U.S. EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                              NUMBER OF     MARKET
                                                SHARES       VALUE
                                              ----------- ------------
COMMON STOCKS (CONTINUED)
  MOTOR VEHICLES, PARTS & SUPPLIES (0.06%)
 Federal-Mogul Corporation ..................      315      $   11,025
  OIL & GAS EXTRACTION (3.31%)
 Anadarko Petroleum Corporation  ............      536          32,160
 Atlantic Richfield Company   ...............    1,547         109,064
 British  Petroleum Company  Plc  -  ADR     .     621          46,497
 Burlington Resources, Inc.   ...............    1,773          78,234
 Diamond Offshore Drilling, Inc. (a)   ......      123           9,609
 Louisiana Land and Exploration
    Company .................................      272          15,538
 Nabors Industries, Inc. (a)  ...............      993          24,825
 Schlumberger Ltd.   ........................    2,164         270,500
 Total SA - ADR   ...........................      411          20,807
 Union Pacific Resources Group, Inc.         .   1,179          29,328
  PAINT, GLASS, & WALLPAPER STORES (0.16%)
 Sherwin-Williams Company  ..................      994          30,690
  PAPER & ALLIED PRODUCTS (1.18%)
 Kimberly-Clark Corporation   ...............    3,603         179,249
 Mead Corporation    ........................      766          47,684
  PERSONAL CREDIT INSTITUTIONS (1.06%)
 American Express Company  ..................    2,418         180,141
 Beneficial Corporation .....................      329          23,380
  PETROLEUM REFINING (6.49%)
 Amoco Corporation   ........................    1,888         164,138
 Elf Aquitaine SA - ADR .....................      233          12,684
 Exxon Corporation   ........................    5,622         345,753
 Mobil Corporation   ........................    2,384         166,582
 Royal Dutch Petroleum Company   ............    1,112         237,551
 Tele-Communications, Inc. -
    Class A (a)   ...........................    2,452          58,235
 Texaco Inc.   ..............................    1,237         134,524
 Tosco Financing Trust  .....................      603          18,052
 Unocal Corporation  ........................    2,382          92,451
 Valero Energy Corporation ..................      438          15,878
  PHARMACEUTICALS (10.82%)
 Abbot Laboratories  ........................    3,642         243,104
 American Home Products
    Corporation   ...........................    2,794         213,741
 Bristol-Myers Squibb Company ...............    4,436         359,316
 Cardinal Health, Inc.  .....................      794          45,457
 Eli Lilly & Company ........................      658          71,928
 Forest Laboratories, Inc. (a)   ............       89           3,688
                                              NUMBER OF     MARKET
                                                SHARES       VALUE
                                              ----------- ------------
COMMON STOCKS (CONTINUED)
  PHARMACEUTICALS (CONTINUED)
 Merck & Co., Inc.   ........................    2,411      $  249,539
 Pfizer, Inc.  ..............................    1,785         213,308
 R. P. Scherer Corporation (a)   ............    1,018          52,554
 Schering-Plough Corporation  ...............    2,644         126,582
 SmithKline Beecham Plc - ADR ...............    1,851         169,598
 Warner- Lambert Company   ..................       82          10,189
 Watson Pharmaceutical, Inc. (a) ............    1,754          74,107
  PRINTING & PUBLISHING (0.85%)
 Gannett Company, Inc.  .....................    1,333         131,634
 Knight-Ridder, Inc.    .....................      356          17,466
 Scholastic Corporation (a)   ...............      378          13,230
  RAILROADS (1.09%)
 Burlington Northern Santa Fe ...............    1,137         102,188
 Canadian Pacific, Ltd. .....................    2,000          56,875
 Union Pacific Corporation ..................      726          51,183
  RESEARCH & TESTING SERVICES (0.17%)
 AC Nielsen Corporation (a)   ...............    1,668          32,735
  RESTAURANTS (1.82%)
 International Multifoods Corporation  ......      192           4,824
 McDonald's Corporation .....................    1,676          80,972
 PepsiCo, Inc. ..............................    7,032         264,140
  RETAIL TRADE (0.59%)
 Costco Companies, Inc. (a)   ...............    1,151          37,839
 OfficeMax, Inc. (a) ........................      339           4,894
 Toys "R" Us, Inc. (a)  .....................    1,997          69,895
  RUBBER & MISC. PLASTIC PRODUCTS (0.13%)
 Goodyear Tire & Rubber Company  ............      397          25,135
  SECURITY & COMMODITY BROKERS (1.80%)
 A. G. Edwards Inc.  ........................      416          17,784
 Merrill Lynch & Company, Inc.   ............      493          29,395
 Morgan Stanley, Dean Witter,
    Discover and Co. ........................    3,288         141,590
 Reuters Holdings Plc - ADR   ...............    1,956         123,228
 Salomon, Inc. ..............................      356          19,803
 T. Rowe Price Associates  ..................      260          13,423
  STONE, CLAY, & GLASS PRODUCTS (0.12%)
 Corning Inc.  ..............................      411          22,861

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
U.S. EQUITY PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------






SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997


                                        NUMBER OF     MARKET
                                         SHARES       VALUE
                                        ---------- -------------
COMMON STOCKS (CONTINUED)
  TELECOMMUNICATIONS (3.92%)
 360 Communications Company (a)  ......      178     $      3,047
 A T & T Corporation ..................    1,887           66,162
 Airtouch Communications, Inc. (a)  ...    6,508          178,156
 BellSouth Corporation  ...............    1,750           81,155
 GTE Corporation  .....................    2,425          106,396
 MCI Communications Corporation  ......    1,035           39,620
 NYNEX Corporation   ..................    1,020           58,777
 SBC Communications, Inc.  ............    1,817          112,426
 Sprint Corporation  ..................      274           14,418
 Tele-Communications, Inc. -
    Series A (a)  .....................    3,075           45,740
 Vanguard Cellular Systems, Inc. (a)         493            6,716
 WorldCom, Inc. (a)  ..................    1,233           39,455
  TEXTILE MILL PRODUCTS (0.31%)
 Sara Lee Corporation   ...............    1,468           61,105
  TOBACCO PRODUCTS (1.20%)
 Philip Morris Companies, Inc.   ......    5,233          232,213
  TRANSPORTATION & PUBLIC UTILITIES (0.04%)
 Laidlaw, Inc. - Class B   ............      685            9,461
  WATER TRANSPORTATION (0.14%)
 Carnival Corporation   ...............      644           26,564
  WHOLESALE TRADE DURABLE GOODS (1.27%)
 Johnson & Johnson   ..................    3,801          244,689
                                                    -------------
 Total Common Stocks
 (cost: $ 16,492,006) ...........................       17,374,994
                                                     -------------
 Total Investment Securities
 (cost: $ 16,591,853) ...........................     $ 17,476,239
                                                     =============
 SUMMARY
 Investments at market value  .........    90.98%    $ 17,476,239
 Other Assets in
    Excess of Liabilities  ............     9.02%       1,732,905
                                         -------    -------------
 Net Assets ...........................   100.00%    $ 19,209,144
                                         =======    =============

INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF TOTAL PORTFOLIO NET ASSETS.



                       MARKET VALUE   PERCENTAGE
                       -------------- -----------
 Canada   ............   $      3,712     0.02%
 Germany  ............         10,244     0.05%
 Netherlands .........         18,063     0.09%
 Switzerland .........         32,964     0.17%
 United States  ......     19,144,161    99.67%
                        -------------  -------
  Net Assets .........   $ 19,209,144   100.00%
                        =============  =======

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No income dividends were paid during the preceding twelve months.
(b) See note 2B to the financial statements.
ADR American Depositary Receipt



































                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.
68

WRL SERIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------




                                                      MONEY MARKET        BOND
                                                       PORTFOLIO        PORTFOLIO
ASSETS:
 Investments in securities, at cost  ...............   $           0 $  86,041,707
                                                      ============== ==============
 Investments in securities, at market value   ......   $           0 $  85,852,129
 Short-term securities, at amortized cost  .........     130,457,585     6,619,236
 Cash  .............................................           1,912         6,186
 Cash collateral for securities on loan ............               0     7,715,625
    Receivables:
  Securities sold  .................................               0     4,958,995
  Interest   .......................................         711,896     1,395,560
  Dividends  .......................................               0             0
  Foreign receivable  ..............................               0             0
  Foreign currency contracts   .....................               0             0
  Other   ..........................................               0       178,416
                                                      -------------- --------------
   Total assets ....................................     131,171,393   106,726,147
                                                      -------------- --------------
   LIABILITIES:
 Securities purchased ..............................               0     4,996,903
 Accounts payable and accrued liabilities:
  Investment advisory fees  ........................          43,508        39,772
  Due to foreign sub-custodian .....................               0             0
  Dividends to shareholders ........................         568,175             0
  Deposits for securities on loan ..................               0     7,715,625
  Foreign currency contracts   .....................               0             0
  Other fees .......................................           6,680       181,561
                                                      -------------- --------------
   Total liabilities  ..............................         618,363    12,933,861
                                                      -------------- --------------
    Total net assets  ..............................   $ 130,553,030 $  93,792,286
                                                      ============== ==============
NET ASSETS:
 Capital stock shares authorized  ..................     225,000,000    25,000,000
                                                      ============== ==============
 Capital stock ($.01 par value)   ..................   $   1,305,530 $      86,894
 Additional paid-in-capital ........................     129,247,500    99,043,987
 Accumulated undistributed net investment
 income (loss)  ....................................               0     1,971,331
 Accumulated undistributed net realized
 gain (loss) on:
  Investment and foreign currency
  transactions  ....................................               0    (7,120,348)
 Net unrealized appreciation
 (depreciation) on:
  Investment securities  ...........................               0      (189,578)
  Foreign currency transactions   ..................               0             0
  Futures contracts   ..............................               0             0
                                                      -------------- --------------
 Net assets applicable to outstanding
 shares of capital .................................   $ 130,553,030 $  93,792,286
                                                      ============== ==============
 Shares outstanding at June 30, 1997 ...............     130,553,030     8,689,407
                                                      ============== ==============
 Net asset value per share  ........................   $        1.00 $       10.79
                                                      ============== ==============



                                                                            SHORT-TO-                       STRATEGIC
                                                                          INTERMEDIATE                        TOTAL
                                                           GROWTH          GOVERNMENT         GLOBAL         RETURN
                                                         PORTFOLIO          PORTFOLIO       PORTFOLIO     PORTFOLIO (A)
ASSETS:
 Investments in securities, at cost  ...............  $ 1,007,206,970    $  20,981,384      $ 585,073,285 $ 375,783,283
                                                      ===============    ==============    ============== ==============
 Investments in securities, at market value   ......  $ 1,495,875,696    $  21,015,496      $ 729,271,541 $ 469,730,433
 Short-term securities, at amortized cost  .........      233,641,000        4,264,262                  0     2,620,554
 Cash  .............................................          476,113                0         36,955,521             0
 Cash collateral for securities on loan ............       94,154,600        2,565,000        143,258,550    46,052,100
    Receivables:
  Securities sold  .................................        3,563,556                0         43,192,989             0
  Interest   .......................................          101,886          308,924             21,877     2,428,091
  Dividends  .......................................          594,488                0          1,212,230       533,108
  Foreign receivable  ..............................           42,992                0            297,726         1,600
  Foreign currency contracts   .....................                0                0          8,959,346             0
  Other   ..........................................        1,508,979           32,045          1,576,629       452,730
                                                      ---------------    --------------    -------------- --------------
   Total assets ....................................    1,829,959,310       28,185,727        964,746,409   521,818,616
                                                      ---------------    --------------    -------------- --------------
   LIABILITIES:
 Securities purchased ..............................       13,676,563                0         43,535,570     1,599,529
 Accounts payable and accrued liabilities:
  Investment advisory fees  ........................        1,153,845           12,952            479,053       314,967
  Due to foreign sub-custodian .....................                0                0         47,034,609             0
  Dividends to shareholders ........................                0                0                  0             0
  Deposits for securities on loan ..................       94,154,600        2,565,000        143,258,550    46,052,100
  Foreign currency contracts   .....................                0                0          2,138,919             0
  Other fees .......................................        1,627,110           33,286          1,523,954       455,032
                                                      ---------------    --------------    -------------- --------------
   Total liabilities  ..............................      110,612,118        2,611,238        237,970,655    48,421,628
                                                      ---------------    --------------    -------------- --------------
    Total net assets  ..............................  $ 1,719,347,192    $  25,574,489      $ 726,775,754 $ 473,396,988
                                                      ===============    ==============    ============== ==============
NET ASSETS:
 Capital stock shares authorized  ..................      125,000,000      100,000,000        100,000,000   100,000,000
                                                      ===============    ==============    ============== ==============
 Capital stock ($.01 par value)   ..................  $       444,076    $      24,643      $     347,974 $     298,994
 Additional paid-in-capital ........................    1,142,812,988       25,409,279        537,048,558   364,113,343
 Accumulated undistributed net investment
 income (loss)  ....................................        8,328,454          457,398            314,212     4,697,358
 Accumulated undistributed net realized
 gain (loss) on:
  Investment and foreign currency
  transactions  ....................................       79,121,238         (350,943)        38,157,518    10,340,143
 Net unrealized appreciation
 (depreciation) on:
  Investment securities  ...........................      488,668,726           34,112        144,198,256    93,947,150
  Foreign currency transactions   ..................          (28,290)               0          6,709,236             0
  Futures contracts   ..............................                0                0                  0             0
                                                      ---------------    --------------    -------------- --------------
 Net assets applicable to outstanding
 shares of capital .................................  $ 1,719,347,192    $  25,574,489      $ 726,775,754 $ 473,396,988
                                                      ===============    ==============    ============== ==============
 Shares outstanding at June 30, 1997 ...............       44,407,613        2,464,251         34,797,410    29,899,419
                                                      ===============    ==============    ============== ==============
 Net asset value per share  ........................  $         38.72    $       10.38      $       20.89 $       15.83
                                                      ===============    ==============    ============== ==============

(a) Prior to May 1, 1997, this portfolio was named the Equity-Income Portfolio.





The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------




                                                     EMERGING         AGGRESSIVE
                                                      GROWTH            GROWTH
                                                    PORTFOLIO         PORTFOLIO
ASSETS:
 Investments in securities, at cost ............  $ 325,344,805     $ 210,153,241
                                                  =============     =============
 Investments in securities, at market value  ...  $ 456,822,114     $ 265,278,703
 Short-term securities, at amortized cost ......     39,460,000        17,687,289
 Cash ..........................................          8,711               733
 Cash collateral for securities on loan   ......    113,756,653        32,005,900
  Receivables:
  Securities sold ..............................      1,709,994         3,507,605
  Interest  ....................................         17,407             7,596
  Dividends ....................................        108,364           114,374
  Foreign receivable ...........................          1,641                 0
  Foreign currency contracts  ..................              0                 0
  Other  .......................................      1,222,451           353,488
                                                  -------------     -------------
   Total assets   ..............................    613,107,335       318,955,688
                                                  -------------     -------------
 LIABILITIES:
 Securities purchased   ........................        100,000        10,270,929
 Accounts payable and accrued liabilities:
  Investment advisory fees .....................        330,467           182,968
  Due to foreign sub-custodian   ...............              0                 0
  Dividends to shareholders   ..................              0                 0
  Deposits for securities on loan   ............    113,756,653        32,005,900
  Foreign currency contracts  ..................              0                 0
  Other fees   .................................      1,169,849           382,711
                                                  -------------     -------------
   Total liabilities ...........................    115,356,969        42,842,508
                                                  -------------     -------------
    Total net assets ...........................  $ 497,750,366     $ 276,113,180
                                                  =============     =============
NET ASSETS:
 Capital stock shares authorized ...............    100,000,000        75,000,000
                                                  =============     =============
 Capital stock ($.01 par value)  ...............  $     249,649     $     170,663
 Additional paid-in-capital   ..................    352,309,441       208,926,926
 Accumulated undistributed net investment
 income (loss) .................................       (406,878)          (36,550)
 Accumulated undistributed net realized
 gain (loss) on:
  Investment and foreign currency
  transactions .................................     14,120,845        11,926,679
 Net unrealized appreciation
 (depreciation) on:
  Investment securities ........................    131,477,309        55,125,462
  Foreign currency transactions  ...............              0                 0
  Futures contracts  ...........................              0                 0
                                                  -------------     -------------
 Net assets applicable to outstanding
 shares of capital   ...........................  $ 497,750,366     $ 276,113,180
                                                  =============     =============
 Shares outstanding at June 30, 1997   .........     24,964,890        17,066,257
                                                  =============     =============
 Net asset value per share .....................  $       19.94     $       16.18
                                                  =============     =============



                                                                   GROWTH &     TACTICAL ASSET
                                                   BALANCED         INCOME        ALLOCATION
                                                   PORTFOLIO    PORTFOLIO (A)     PORTFOLIO
ASSETS:
 Investments in securities, at cost ............   $ 52,784,128  $ 39,176,223     $ 217,953,634
                                                  =============  ============    ==============
 Investments in securities, at market value  ...   $ 59,809,714  $ 43,448,354     $ 243,763,012
 Short-term securities, at amortized cost ......        138,103     1,879,000        20,508,211
 Cash ..........................................             72         1,257            84,918
 Cash collateral for securities on loan   ......     10,856,348     6,333,800        27,120,940
  Receivables:
  Securities sold ..............................        556,721       221,284           356,888
  Interest  ....................................        360,511        68,953         1,519,714
  Dividends ....................................        120,606       161,819           292,545
  Foreign receivable ...........................          1,184         4,999                 0
  Foreign currency contracts  ..................              0             0                 0
  Other  .......................................        145,633        63,295           342,183
                                                  -------------  ------------    --------------
   Total assets   ..............................     71,988,892    52,182,761       293,988,411
                                                  -------------  ------------    --------------
 LIABILITIES:
 Securities purchased   ........................         43,020       887,771         3,809,380
 Accounts payable and accrued liabilities:
  Investment advisory fees .....................         40,931        27,974           175,894
  Due to foreign sub-custodian   ...............              0             0                 0
  Dividends to shareholders   ..................              0             0                 0
  Deposits for securities on loan   ............     10,856,348     6,333,800        27,120,940
  Foreign currency contracts  ..................              0             0                 0
  Other fees   .................................        133,085        62,652           362,860
                                                  -------------  ------------    --------------
   Total liabilities ...........................     11,073,384     7,312,197        31,469,074
                                                  -------------  ------------    --------------
    Total net assets ...........................   $ 60,915,508  $ 44,870,564     $ 262,519,337
                                                  =============  ============    ==============
NET ASSETS:
 Capital stock shares authorized ...............     75,000,000    75,000,000        75,000,000
                                                  =============  ============    ==============
 Capital stock ($.01 par value)  ...............   $     50,154  $     35,533     $     193,454
 Additional paid-in-capital   ..................     52,122,833    37,728,181       227,087,979
 Accumulated undistributed net investment
 income (loss) .................................        728,828       819,105         2,699,875
 Accumulated undistributed net realized
 gain (loss) on:
  Investment and foreign currency
  transactions .................................        988,107     2,015,723         6,728,651
 Net unrealized appreciation
 (depreciation) on:
  Investment securities ........................      7,025,586     4,272,131        25,809,378
  Foreign currency transactions  ...............              0          (109)                0
  Futures contracts  ...........................              0             0                 0
                                                  -------------  ------------    --------------
 Net assets applicable to outstanding
 shares of capital   ...........................   $ 60,915,508  $ 44,870,564     $ 262,519,337
                                                  =============  ============    ==============
 Shares outstanding at June 30, 1997   .........      5,015,372     3,553,267        19,345,373
                                                  =============  ============    ==============
 Net asset value per share .....................   $      12.15  $      12.63     $       13.57
                                                  =============  ============    ==============

(a) Prior to May 1, 1997, this portfolio was named the Utility Portfolio.





The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------




                                                    C.A.S.E.        GLOBAL          VALUE       INTERNATIONAL
                                                     GROWTH         SECTOR          EQUITY          EQUITY        U.S. EQUITY
                                                    PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
ASSETS:
 Investments in securities, at cost  ............   $ 34,705,837   $  9,884,263   $  83,339,938  $ 10,028,409    $ 16,591,853
                                                   =============  =============  ==============  ============    ============
 Investments in securities, at market value   ...   $ 37,943,040   $ 10,613,822   $  96,489,381  $ 10,865,591    $ 17,476,239
 Short-term securities, at amortized cost  ......              0              0      22,125,912             0               0
 Cash  ..........................................        543,620        748,002               0     2,171,190       1,770,136
 Cash collateral for securities on loan .........              0              0               0             0               0
   Receivables:
  Securities sold  ..............................        578,520              0               0        51,470          16,984
  Interest   ....................................         13,197         97,894           2,627         8,396          13,025
  Dividends  ....................................         21,927          4,467          57,856        21,476          15,270
  Foreign receivable  ...........................              0          2,075               0         5,284             309
  Foreign currency contracts   ..................              0              0               0         7,075               0
  Other   .......................................              0              0               0             0               0
                                                   -------------  -------------  --------------  ------------    ------------
   Total assets .................................     39,100,304     11,466,260     118,675,776    13,130,482      19,291,963
                                                   -------------  -------------  --------------  ------------    ------------
  LIABILITIES:
 Securities purchased ...........................        785,342        386,163       4,166,059       940,363          56,283
 Accounts payable and accrued liabilities:
  Investment advisory fees  .....................         25,621          6,880          73,602         8,905          10,157
  Due to foreign sub-custodian ..................              0              0               0       172,150               0
  Dividends to shareholders .....................              0              0               0             0               0
  Deposits for securities on loan ...............              0              0               0             0               0
  Foreign currency contracts   ..................              0              0               0            42              56
  Other fees ....................................          6,405          4,581           5,890         4,449          16,323
                                                   -------------  -------------  --------------  ------------    ------------
   Total liabilities  ...........................        817,368        397,624       4,245,551     1,125,909          82,819
                                                   -------------  -------------  --------------  ------------    ------------
    Total net assets  ...........................   $ 38,282,936   $ 11,068,636   $ 114,430,225  $ 12,004,573    $ 19,209,144
                                                   =============  =============  ==============  ============    ============
NET ASSETS:
 Capital stock shares authorized  ...............     75,000,000     75,000,000      75,000,000    75,000,000      75,000,000
                                                   =============  =============  ==============  ============    ============
 Capital stock ($.01 par value)   ...............   $     27,280   $      9,854   $      88,617  $     10,584    $     16,705
 Additional paid-in-capital .....................     34,742,209     10,103,010     100,203,256    11,091,840      18,188,359
 Accumulated undistributed net investment
 income (loss)  .................................        102,805         74,832         410,405        43,515          42,553
 Accumulated undistributed net realized
 gain (loss) on:
  Investment and foreign currency
  transactions  .................................        173,439        148,485         578,504        34,371          93,156
 Net unrealized appreciation
 (depreciation) on:
  Investment securities  ........................      3,237,203        729,559      13,149,443       837,182         884,386
  Foreign currency transactions   ...............              0          2,896               0       (12,919)             10
  Futures contracts   ...........................              0              0               0             0         (16,025)
                                                   -------------  -------------  --------------  ------------    ------------
 Net assets applicable to outstanding
 shares of capital ..............................   $ 38,282,936   $ 11,068,636   $ 114,430,225  $ 12,004,573    $ 19,209,144
                                                   =============  =============  ==============  ============    ============
 Shares outstanding at June 30, 1997 ............      2,727,978        985,439       8,861,706     1,058,440       1,670,478
                                                   =============  =============  ==============  ============    ============
 Net asset value per share  .....................   $      14.03   $      11.23   $       12.91  $      11.34    $      11.50
                                                   =============  =============  ==============  ============    ============

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------




                                              MONEY
                                              MARKET          BOND
                                            PORTFOLIO       PORTFOLIO
INVESTMENT INCOME:
 Interest   ..............................   $ 3,627,988 $   3,107,741
 Dividends  ..............................             0             0
 Foreign tax withheld   ..................             0             0
                                            ------------ --------------
  Total investment income  ...............     3,627,988     3,107,741
                                            ------------ --------------
 EXPENSES:
 Investment advisory fees  ...............       259,825       230,778
 Printing and shareholder reports   ......        13,978        35,802
 Custody fees  ...........................        16,017        12,488
 Legal fees ..............................         1,070         2,699
 Auditing and accounting fees ............         3,954         3,954
 Directors fees   ........................           228           585
 Registration fees   .....................            55           229
 Other fees ..............................         5,952        13,248
                                            ------------ --------------
  Total expenses  ........................       301,079       299,783
  Less:
  Advisory fee waiver and expense
  reimbursement   ........................             0             0
  Fees paid indirectly  ..................           174         1,155
                                            ------------ --------------
   Net expenses   ........................       300,905       298,628
                                            ------------ --------------
 Net investment income (loss) ............     3,327,083     2,809,113
                                            ------------ --------------
 Net realized gain (loss) on:
  Investment securities    ...............             0    (1,185,514)
  Foreign currency transactions  .........             0             0
                                            ------------ --------------
   Total net realized gain (loss)   ......             0    (1,185,514)
                                            ------------ --------------
 Change in unrealized appreciation
 (depreciation) on:
  Investment securities ..................             0       100,176
  Futures contracts  .....................             0             0
  Foreign currency transactions  .........             0             0
                                            ------------ --------------
   Total change in unrealized
   appreciation (depreciation)   .........             0       100,176
                                            ------------ --------------
  Net gain (loss) on investments .........             0    (1,085,338)
                                            ------------ --------------
   Net increase (decrease) in net assets
   resulting from operations  ............   $ 3,327,083 $   1,723,775
                                            ============ ==============



                                                             SHORT-TO-                      STRATEGIC
                                                           INTERMEDIATE                       TOTAL
                                               GROWTH       GOVERNMENT        GLOBAL         RETURN
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO (A)
INVESTMENT INCOME:
 Interest   .............................. $  9,340,422      $ 787,191     $  1,049,621   $ 3,735,937
 Dividends  ..............................    5,758,576              0        5,128,894     3,216,996
 Foreign tax withheld   ..................      (60,108)             0         (627,486)       (7,946)
                                           -------------     ---------     ------------   ------------
  Total investment income  ...............   15,038,890        787,191        5,551,029     6,944,987
                                           -------------     ---------     ------------   ------------
 EXPENSES:
 Investment advisory fees  ...............    6,290,481         74,331        2,454,069     1,668,215
 Printing and shareholder reports   ......      278,276          5,271          159,039        94,372
 Custody fees  ...........................      123,837          9,336          268,127        33,916
 Legal fees ..............................       21,308            394           12,558         7,232
 Auditing and accounting fees ............       13,829          3,954            8,996         6,246
 Directors fees   ........................        4,589             86            2,668         1,556
 Registration fees   .....................        1,704             50            1,235           638
 Other fees ..............................       96,817            773           (9,206)       29,008
                                           -------------     ---------     ------------   ------------
  Total expenses  ........................    6,830,841         94,195        2,897,486     1,841,183
  Less:
  Advisory fee waiver and expense
  reimbursement   ........................            0              0                0             0
  Fees paid indirectly  ..................        8,999             34            1,302         3,438
                                           -------------     ---------     ------------   ------------
   Net expenses   ........................    6,821,842         94,161        2,896,184     1,837,745
                                           -------------     ---------     ------------   ------------
 Net investment income (loss) ............    8,217,048        693,030        2,654,845     5,107,242
                                           -------------     ---------     ------------   ------------
 Net realized gain (loss) on:
  Investment securities    ...............   79,237,013          7,747       31,029,223    10,417,025
  Foreign currency transactions  .........      467,736              0        7,373,463             0
                                           -------------     ---------     ------------   ------------
   Total net realized gain (loss)   ......   79,704,749          7,747       38,402,686    10,417,025
                                           -------------     ---------     ------------   ------------
 Change in unrealized appreciation
 (depreciation) on:
  Investment securities ..................   88,117,835        (80,957)      55,090,129    40,380,308
  Futures contracts  .....................            0              0                0             0
  Foreign currency transactions  .........     (494,164)             0        3,757,374             0
                                           -------------     ---------     ------------   ------------
   Total change in unrealized
   appreciation (depreciation)   .........   87,623,671        (80,957)      58,847,503    40,380,308
                                           -------------     ---------     ------------   ------------
  Net gain (loss) on investments .........  167,328,420        (73,210)      97,250,189    50,797,333
                                           -------------     ---------     ------------   ------------
   Net increase (decrease) in net assets
   resulting from operations  ............ $ 175,545,468     $ 619,820     $ 99,905,034   $ 55,904,575
                                           =============     =========     ============   ============

(a) Prior to May 1, 1997, this portfolio was named the Equity-Income Portfolio.

















The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------




                                              EMERGING        AGGRESSIVE                         GROWTH &        TACTICAL ASSET
                                               GROWTH           GROWTH          BALANCED          INCOME          ALLOCATION
                                             PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO (A)      PORTFOLIO
INVESTMENT INCOME:
 Interest  ..............................    $  1,035,838     $   314,136        $   646,161    $   117,582       $  3,098,668
 Dividends ..............................         622,875         811,365            489,737        850,064            975,772
 Foreign tax withheld  ..................               0               0                  0         (6,733)            (2,000)
                                             ------------     ------------      ------------    -----------       ------------
  Total investment income ...............       1,658,713       1,125,501          1,135,898        960,913          4,072,440
                                             ------------     ------------      ------------    -----------       ------------
EXPENSES:
 Investment advisory fees ...............       1,772,811         963,302            217,656        152,342            924,764
 Printing and shareholder reports  ......         172,821         125,777             19,015         17,868             39,384
 Custody fees ...........................          49,189          25,412              7,466         13,362             24,342
 Legal fees   ...........................          13,356           9,750              1,480          1,377              3,133
 Auditing and accounting fees   .........           6,246           3,954              3,954          3,954              3,979
 Directors fees  ........................           2,866           2,092                317            296                664
 Registration fees  .....................             994             758                137            154                315
 Other fees   ...........................          47,859          31,036              5,469          5,288             12,705
                                             ------------     ------------      ------------    -----------       ------------
  Total expenses ........................       2,066,142       1,162,081            255,494        194,641          1,009,286
 Less:
  Advisory fee waiver and expense
  reimbursement  ........................               0               0                  0              0                  0
  Fees paid indirectly ..................             551              30                453             58              2,682
                                             ------------     ------------      ------------    -----------       ------------
   Net expenses  ........................       2,065,591       1,162,051            255,041        194,583          1,006,604
                                             ------------     ------------      ------------    -----------       ------------
 Net investment income (loss)   .........        (406,878)        (36,550)           880,857        766,330          3,065,836
                                             ------------     ------------      ------------    -----------       ------------
 Net realized gain (loss) on:
  Investment securities   ...............      14,272,389      12,256,255          1,223,513      2,030,592          6,865,199
  Foreign currency transactions .........               0               0                  0         (1,686)                 0
                                             ------------     ------------      ------------    -----------       ------------
   Total net realized gain (loss)  ......      14,272,389      12,256,255          1,223,513      2,028,906          6,865,199
                                             ------------     ------------      ------------    -----------       ------------
 Change in unrealized appreciation
 (depreciation) on:
  Investment securities   ...............      25,319,767      21,995,162          2,139,008        790,322          9,574,851
  Futures contracts .....................               0               0                  0              0                  0
  Foreign currency transactions .........               0               0                  0           (229)                 0
                                             ------------     ------------      ------------    -----------       ------------
   Total change in unrealized
   appreciation (depreciation)  .........      25,319,767      21,995,162          2,139,008        790,093          9,574,851
                                             ------------     ------------      ------------    -----------       ------------
  Net gain (loss) on investments   ......      39,592,156      34,251,417          3,362,521      2,818,999         16,440,050
                                             ------------     ------------      ------------    -----------       ------------
   Net increase (decrease) in net assets
   resulting from operations ............    $ 39,185,278     $ 34,214,867       $ 4,243,378    $ 3,585,329       $ 19,505,886
                                             ============     ============      ============    ===========       ============

(a) Prior to May 1, 1997, this portfolio was named the Utility Portfolio.

















The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------




                                             C.A.S.E         GLOBAL          VALUE         INTERNATIONAL
                                              GROWTH         SECTOR         EQUITY            EQUITY         U.S. EQUITY
                                            PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO (A)     PORTFOLIO (A)
INVESTMENT INCOME:
 Interest  ..............................     $   148,591   $122,173        $    351,341     $  26,252        $    39,743
 Dividends ..............................         116,679     32,517             431,901        65,025             44,427
 Foreign tax withheld  ..................               0     (4,020)                  0        (9,585)              (457)
                                             ------------   ---------      -------------     ---------        -----------
  Total investment income ...............         265,270    150,670             783,242        81,692             83,713
                                             ------------   ---------      -------------     ---------        -----------
EXPENSES:
 Investment advisory fees ...............         129,972     37,376             303,781        25,451             25,329
 Printing and shareholder reports  ......          11,694      1,850              14,582           913                885
 Custody fees ...........................          17,592     19,673              17,416        48,925             25,628
 Legal fees   ...........................             999        153               1,331           121                110
 Auditing and accounting fees   .........           2,121      2,121               2,121         2,121              2,121
 Directors fees  ........................             205         32                 267            21                 21
 Registration fees  .....................              50          8                  65             5                  5
 Other fees   ...........................           6,962          0              14,850        15,133              9,611
                                             ------------   ---------      -------------     ---------        -----------
  Total expenses ........................         169,595     61,213             354,413        92,690             63,710
 Less:
  Advisory fee waiver and expense
  reimbursement  ........................           3,314          0                   0        52,990             20,140
  Fees paid indirectly ..................           3,816      2,207                   0         1,523              2,410
                                             ------------   ---------      -------------     ---------        -----------
   Net expenses  ........................         162,465     59,006             354,413        38,177             41,160
                                             ------------   ---------      -------------     ---------        -----------
 Net investment income (loss)   .........         102,805     91,664             428,829        43,515             42,553
                                             ------------   ---------      -------------     ---------        -----------
 Net realized gain (loss) on:
  Investment securities   ...............         173,441    123,799             573,504        (3,061)            93,032
  Foreign currency transactions .........               0      9,062                   0        37,432                124
                                             ------------   ---------      -------------     ---------        -----------
   Total net realized gain (loss)  ......         173,441    132,861             573,504        34,371             93,156
                                             ------------   ---------      -------------     ---------        -----------
 Change in unrealized appreciation
 (depreciation) on:
  Investment securities   ...............       1,676,045    458,540           9,824,169       837,182            852,336
  Futures contracts .....................               0          0                   0             0             16,025
  Foreign currency transactions .........               0      2,900                   0       (12,919)                10
                                             ------------   ---------      -------------     ---------        -----------
   Total change in unrealized
   appreciation (depreciation)  .........       1,676,045    461,440           9,824,169       824,263            868,371
                                             ------------   ---------      -------------     ---------        -----------
 Net gain (loss) on investments .........       1,849,486    594,301          10,397,673       858,634            961,527
                                             ------------   ---------      -------------     ---------        -----------
   Net increase (decrease) in net assets
   resulting from operations ............     $ 1,952,291   $ 685,965       $ 10,826,502     $ 902,149        $ 1,004,080
                                             ============   =========      =============     =========        ===========

(a) The inception date of the portfolio was January 2, 1997.

















The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the year or period ended
(UNAUDITED)
--------------------------------------------------------------------------------




                                                          MONEY MARKET                           BOND
                                                            PORTFOLIO                          PORTFOLIO
                                               ----------------------------------- ---------------------------------
                                                   June 30         December 31         June 30        December 31
                                                     1997              1996             1997             1996
                                               ----------------- ----------------- ---------------- ----------------
OPERATIONS:
 Net investment income (loss)  ............... $    3,327,083    $    5,073,911    $   2,809,113    $   5,632,916
 Net realized gain (loss) on investments
 and foreign currency transactions   .........              0                 0       (1,185,514)       1,596,781
 Change in unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions ...............              0                 0          100,176       (7,255,058)
                                               ---------------   ---------------   --------------   --------------
 Net increase (decrease) in net assets
 resulting from operations  ..................      3,327,083         5,073,911        1,723,775          (25,361)
                                               ---------------   ---------------   --------------   --------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income   .....................     (3,327,083)       (5,073,911)      (1,000,000)      (5,488,294)
 In excess of net investment income  .........              0                 0                0                0
 Net realized gains   ........................              0                 0                0                0
 In excess of net realized gains  ............              0                 0                0                0
                                               ---------------   ---------------   --------------   --------------
  Total distributions    .....................     (3,327,083)       (5,073,911)      (1,000,000)      (5,488,294)
                                               ---------------   ---------------   --------------   --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares   .........    109,992,848       177,545,050        9,607,347       24,809,395
 Dividends and distributions reinvested ......      3,327,083         5,073,911        1,000,000        5,488,294
 Cost of shares repurchased ..................   (104,881,214)     (141,048,320)     (13,297,546)     (25,997,209)
                                               ---------------   ---------------   --------------   --------------
  Increase (decrease) in net assets from
  capital share transactions   ...............      8,438,717        41,570,641       (2,690,199)       4,300,480
                                               ---------------   ---------------   --------------   --------------
 Net increase (decrease) in net assets  ......      8,438,717        41,570,641       (1,966,424)      (1,213,175)
NET ASSETS:
 Beginning of period  ........................    122,114,313        80,543,672       95,758,710       96,971,885
                                               ---------------   ---------------   --------------   --------------
 End of period  .............................. $  130,553,030    $  122,114,313    $  93,792,286    $  95,758,710
                                               ===============   ===============   ==============   ==============
  Undistributed net investment income   ...... $            0    $            0    $   1,971,331    $     162,218
                                               ===============   ===============   ==============   ==============
SHARE ACTIVITY:
 Shares outstanding - beginning of period     .   122,114,313        80,543,672        8,943,366        8,547,388
                                               ---------------   ---------------   --------------   --------------
 Shares issued  ..............................    109,992,848       177,545,050          895,679        2,281,700
 Shares issued - reinvestment of dividends
 and distributions ...........................      3,327,083         5,073,911           92,550          514,858
 Shares redeemed   ...........................   (104,881,214)     (141,048,320)      (1,242,188)      (2,400,580)
                                               ---------------   ---------------   --------------   --------------
 Increase (decrease) in shares
 outstanding .................................      8,438,717        41,570,641         (253,959)         395,978
                                               ---------------   ---------------   --------------   --------------
 Shares outstanding - end of period  .........    130,553,030       122,114,313        8,689,407        8,943,366
                                               ===============   ===============   ==============   ==============



                                                               GROWTH
                                                             PORTFOLIO
                                               --------------------------------------
                                                    June 30           December 31
                                                      1997               1996
                                               ------------------- ------------------
OPERATIONS:
 Net investment income (loss)  ...............  $     8,217,048     $    13,626,320
 Net realized gain (loss) on investments
 and foreign currency transactions   .........       79,704,749          90,853,891
 Change in unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions ...............       87,623,671         116,258,704
                                                ---------------     ---------------
 Net increase (decrease) in net assets
 resulting from operations  ..................      175,545,468         220,738,915
                                                ---------------     ---------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income   .....................       (2,087,842)        (14,201,680)
 In excess of net investment income  .........                0            (585,559)
 Net realized gains   ........................      (11,728,835)        (81,744,608)
 In excess of net realized gains  ............                0                   0
                                                ---------------     ---------------
  Total distributions    .....................      (13,816,677)        (96,531,847)
                                                ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares   .........       96,455,966         219,914,964
 Dividends and distributions reinvested ......       13,816,677          96,531,847
 Cost of shares repurchased ..................      (80,063,714)       (108,418,800)
                                                ---------------     ---------------
  Increase (decrease) in net assets from
  capital share transactions   ...............       30,208,929         208,028,011
                                                ---------------     ---------------
 Net increase (decrease) in net assets  ......      191,937,720         332,235,079
NET ASSETS:
 Beginning of period  ........................    1,527,409,472       1,195,174,393
                                                ---------------     ---------------
 End of period  ..............................  $ 1,719,347,192     $ 1,527,409,472
                                                ===============     ===============
  Undistributed net investment income   ......  $     8,328,454     $     2,199,248
                                                ===============     ===============
SHARE ACTIVITY:
 Shares outstanding - beginning of period     .      43,638,675          37,749,399
                                                ---------------     ---------------
 Shares issued  ..............................        2,661,808           6,261,333
 Shares issued - reinvestment of dividends
 and distributions ...........................          354,771           2,730,723
 Shares redeemed   ...........................       (2,247,641)         (3,102,780)
                                                ---------------     ---------------
 Increase (decrease) in shares
 outstanding .................................          768,938           5,889,276
                                                ---------------     ---------------
 Shares outstanding - end of period  .........       44,407,613          43,638,675
                                                ===============     ===============

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the year or period ended
(UNAUDITED)
--------------------------------------------------------------------------------




                                                     SHORT-TO-INTERMEDIATE
                                                          GOVERNMENT                           GLOBAL
                                                           PORTFOLIO                         PORTFOLIO
                                               --------------------------------- ----------------------------------
                                                   June 30        December 31        June 30        December 31
                                                    1997             1996             1997              1996
                                               ---------------- ---------------- ---------------- -----------------
OPERATIONS:
 Net investment income (loss)  ...............  $    693,030    $   1,343,924    $   2,654,845     $   1,967,385
 Net realized gain (loss) on investments
 and foreign currency transactions   .........         7,747           69,307       38,402,686        51,505,234
 Change in unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions ...............       (80,957)        (544,297)      58,847,503        45,461,409
                                                ------------    --------------   --------------    -------------
 Net increase (decrease) in net assets
 resulting from operations  ..................       619,820          868,934       99,905,034        98,934,028
                                                ------------    --------------   --------------    -------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income   .....................      (300,000)      (1,282,128)      (4,459,852)       (1,163,575)
 In excess of net investment income  .........             0                0                0        (4,516,640)
 Net realized gains   ........................             0                0       (5,816,453)      (39,908,690)
 In excess of net realized gains  ............             0                0                0                 0
                                                ------------    --------------   --------------    -------------
  Total distributions    .....................      (300,000)      (1,282,128)     (10,276,305)      (45,588,905)
                                                ------------    --------------   --------------    -------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares   .........     4,402,821       12,991,955      105,636,819       186,542,360
 Dividends and distributions reinvested ......       300,000        1,282,128       10,276,305        45,588,905
 Cost of shares repurchased ..................    (5,546,363)     (11,350,411)     (13,585,834)      (40,162,300)
                                                ------------    --------------   --------------    -------------
  Increase (decrease) in net assets from
  capital share transactions   ...............      (843,542)       2,923,672      102,327,290       191,968,965
                                                ------------    --------------   --------------    -------------
 Net increase (decrease) in net assets  ......      (523,722)       2,510,478      191,956,019       245,314,088
NET ASSETS:
 Beginning of period  ........................    26,098,211       23,587,733      534,819,735       289,505,647
                                                ------------    --------------   --------------    -------------
 End of period  ..............................  $ 25,574,489    $  26,098,211    $  26,775,754     $ 534,819,735
                                                ============    ==============   ==============    =============
  Undistributed net investment income   ......  $    457,398    $      64,368    $     314,212     $   2,119,219
                                                ============    ==============   ==============    =============
SHARE ACTIVITY:
 Shares outstanding - beginning of period     .    2,547,452        2,264,543       29,523,310        18,658,875
                                                ------------    --------------   --------------    -------------
 Shares issued  ..............................       426,182        1,250,339        5,488,459        10,474,987
 Shares issued - reinvestment of dividends
 and distributions ...........................        28,900          125,061          486,490         2,526,793
 Shares redeemed   ...........................      (538,283)      (1,092,491)        (700,849)       (2,137,345)
                                                ------------    --------------   --------------    -------------
 Increase (decrease) in shares
 outstanding .................................       (83,201)         282,909        5,274,100        10,864,435
                                                ------------    --------------   --------------    -------------
 Shares outstanding - end of period  .........     2,464,251        2,547,452       34,797,410        29,523,310
                                                ============    ==============   ==============    =============



                                                           STRATEGIC
                                                          TOTAL RETURN
                                                         PORTFOLIO (A)
                                               ----------------------------------
                                                   June 30         December 31
                                                     1997             1996
                                               ----------------- ----------------
OPERATIONS:
 Net investment income (loss)  ...............  $   5,107,242     $   8,361,810
 Net realized gain (loss) on investments
 and foreign currency transactions   .........     10,417,025        13,598,753
 Change in unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions ...............     40,380,308        21,360,000
                                                -------------     -------------
 Net increase (decrease) in net assets
 resulting from operations  ..................     55,904,575        43,320,563
                                                -------------     -------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income   .....................       (700,000)       (8,089,663)
 In excess of net investment income  .........              0                 0
 Net realized gains   ........................     (1,076,881)      (13,148,756)
 In excess of net realized gains  ............              0                 0
                                                -------------     -------------
  Total distributions    .....................     (1,776,881)      (21,238,419)
                                                -------------     -------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares   .........     37,599,028       111,098,802
 Dividends and distributions reinvested ......      1,776,881        21,238,419
 Cost of shares repurchased ..................    (10,247,537)      (21,084,113)
                                                -------------     -------------
  Increase (decrease) in net assets from
  capital share transactions   ...............     29,128,372       111,253,108
                                                -------------     -------------
 Net increase (decrease) in net assets  ......     83,256,066       133,335,252
NET ASSETS:
 Beginning of period  ........................    390,140,922       256,805,670
                                                -------------     -------------
 End of period  ..............................  $ 473,396,988     $ 390,140,922
                                                =============     =============
  Undistributed net investment income   ......  $   4,697,358     $     290,116
                                                =============     =============
SHARE ACTIVITY:
 Shares outstanding - beginning of period     .    27,922,619        19,962,450
                                                -------------     -------------
 Shares issued  ..............................      2,572,153         7,994,839
 Shares issued - reinvestment of dividends
 and distributions ...........................        113,203         1,513,827
 Shares redeemed   ...........................       (708,556)       (1,548,497)
                                                -------------     -------------
 Increase (decrease) in shares
 outstanding .................................      1,976,800         7,960,169
                                                -------------     -------------
 Shares outstanding - end of period  .........     29,899,419        27,922,619
                                                =============     =============

(a) Prior to May 1, 1997, this portfolio was named the Equity-Income Portfolio.














The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the year or period ended
(UNAUDITED)
--------------------------------------------------------------------------------




                                                         EMERGING GROWTH
                                                            PORTFOLIO
                                               -----------------------------------
                                                   June 30         December 31
                                                     1997              1996
                                               ----------------- -----------------
OPERATIONS:
 Net investment income (loss)  ...............  $    (406,878)    $    (891,620)
 Net realized gain (loss) on investments
 and foreign currency transactions   .........     14,272,389        20,856,619
 Change in unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions ...............     25,319,767        37,786,633
                                                -------------     -------------
 Net increase (decrease) in net assets
 resulting from operations  ..................     39,185,278        57,751,632
                                                -------------     -------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income   .....................              0                 0
 In excess of net investment income  .........              0           (16,877)
 Net realized gains   ........................     (2,822,881)      (18,935,588)
 In excess of net realized gains  ............              0                 0
                                                -------------     -------------
  Total distributions    .....................     (2,822,881)      (18,952,465)
                                                -------------     -------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares   .........     55,010,872       133,226,763
 Dividends and distributions reinvested ......      2,822,881        18,952,465
 Cost of shares repurchased ..................    (27,900,111)      (48,043,303)
                                                -------------     -------------
  Increase (decrease) in net assets from
  capital share transactions   ...............     29,933,642       104,135,925
                                                -------------     -------------
 Net increase (decrease) in net assets  ......     66,296,039       142,935,092
NET ASSETS:
 Beginning of period  ........................    431,454,327       288,519,235
                                                -------------     -------------
 End of period  ..............................  $ 497,750,366     $ 431,454,327
                                                =============     =============
  Undistributed net investment income   ......  $    (406,878)    $           0
                                                =============     =============
SHARE ACTIVITY:
 Shares outstanding - beginning of period     .    23,370,941        17,758,249
                                                -------------     -------------
 Shares issued  ..............................      2,976,136         7,201,118
 Shares issued - reinvestment of dividends
 and distributions ...........................        143,450         1,027,524
 Shares redeemed   ...........................     (1,525,637)       (2,615,950)
                                                -------------     -------------
 Increase (decrease) in shares
 outstanding .................................      1,593,949         5,612,692
                                                -------------     -------------
 Shares outstanding - end of period  .........     24,964,890        23,370,941
                                                =============     =============



                                                        AGGRESSIVE GROWTH                      BALANCED
                                                            PORTFOLIO                          PORTFOLIO
                                               ----------------------------------- ---------------------------------
                                                   June 30         December 31         June 30        December 31
                                                     1997              1996             1997             1996
                                               ----------------- ----------------- ---------------- ----------------
OPERATIONS:
 Net investment income (loss)  ...............  $     (36,550)    $    (191,022)    $    880,857     $  1,237,803
 Net realized gain (loss) on investments
 and foreign currency transactions   .........     12,256,255         8,279,659        1,223,513        1,348,035
 Change in unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions ...............     21,995,162        11,230,327        2,139,008        1,733,124
                                                -------------     -------------     ------------     ------------
 Net increase (decrease) in net assets
 resulting from operations  ..................     34,214,867        19,318,964        4,243,378        4,318,962
                                                -------------     -------------     ------------     ------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income   .....................              0                 0         (274,150)      (1,117,569)
 In excess of net investment income  .........              0        (2,670,490)               0                0
 Net realized gains   ........................     (1,718,313)       (3,787,108)        (435,405)        (421,489)
 In excess of net realized gains  ............              0                 0                0                0
                                                -------------     -------------     ------------     ------------
  Total distributions    .....................     (1,718,313)       (6,457,598)        (709,555)      (1,539,058)
                                                -------------     -------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares   .........     40,899,312        99,773,436       10,037,984       19,661,402
 Dividends and distributions reinvested ......      1,718,313         6,457,598          709,555        1,539,058
 Cost of shares repurchased ..................    (19,553,376)      (57,074,077)      (2,696,533)      (5,764,130)
                                                -------------     -------------     ------------     ------------
  Increase (decrease) in net assets from
  capital share transactions   ...............     23,064,249        49,156,957        8,051,006       15,436,330
                                                -------------     -------------     ------------     ------------
 Net increase (decrease) in net assets  ......     55,560,803        62,018,323       11,584,829       18,216,234
NET ASSETS:
 Beginning of period  ........................    220,552,377       158,534,054       49,330,679       31,114,445
                                                -------------     -------------     ------------     ------------
 End of period  ..............................  $ 276,113,180     $ 220,552,377     $ 60,915,508     $ 49,330,679
                                                =============     =============     ============     ============
  Undistributed net investment income   ......  $     (36,550)    $           0     $    728,828     $    122,121
                                                =============     =============     ============     ============
SHARE ACTIVITY:
 Shares outstanding - beginning of period     .    15,555,943        11,964,511        4,329,270        2,925,799
                                                -------------     -------------     ------------     ------------
 Shares issued  ..............................      2,739,173         7,309,426          858,145        1,800,033
 Shares issued - reinvestment of dividends
 and distributions ...........................        106,596           470,994           58,549          135,690
 Shares redeemed   ...........................     (1,335,455)       (4,188,988)        (230,592)        (532,252)
                                                -------------     -------------     ------------     ------------
 Increase (decrease) in shares
 outstanding .................................      1,510,314         3,591,432          686,102        1,403,471
                                                -------------     -------------     ------------     ------------
 Shares outstanding - end of period  .........     17,066,257        15,555,943        5,015,372        4,329,270
                                                =============     =============     ============     ============

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the year or period ended
(UNAUDITED)
--------------------------------------------------------------------------------




                                                        GROWTH & INCOME
                                                         PORTFOLIO (A)
                                               ---------------------------------
                                                   June 30        December 31
                                                    1997             1996
                                               ---------------- ----------------
OPERATIONS:
 Net investment income (loss)  ...............  $    766,330     $  1,149,798
 Net realized gain (loss) on investments
 and foreign currency transactions   .........     2,028,906        1,514,745
 Change in unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions ...............       790,093          937,101
                                                ------------     ------------
 Net increase (decrease) in net assets
 resulting from operations  ..................     3,585,329        3,601,644
                                                ------------     ------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income   .....................      (100,000)        (996,482)
 In excess of net investment income  .........             0                0
 Net realized gains   ........................      (542,383)        (981,918)
 In excess of net realized gains  ............             0                0
                                                ------------     ------------
  Total distributions    .....................      (642,383)      (1,978,400)
                                                ------------     ------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares   .........     8,977,971       18,780,850
 Dividends and distributions reinvested ......       642,383        1,978,400
 Cost of shares repurchased ..................    (5,808,067)      (8,874,652)
                                                ------------     ------------
  Increase (decrease) in net assets from
  capital share transactions   ...............     3,812,287       11,884,598
                                                ------------     ------------
 Net increase (decrease) in net assets  ......     6,755,233       13,507,842
NET ASSETS:
 Beginning of period  ........................    38,115,331       24,607,489
                                                ------------     ------------
 End of period  ..............................  $ 44,870,564     $ 38,115,331
                                                ============     ============
  Undistributed net investment income   ......  $    819,105     $    152,775
                                                ============     ============
SHARE ACTIVITY:
 Shares outstanding - beginning of period     .    3,240,316        2,212,175
                                                ------------     ------------
 Shares issued  ..............................       743,742        1,645,679
 Shares issued - reinvestment of dividends
 and distributions ...........................        51,256          168,076
 Shares redeemed   ...........................      (482,047)        (785,614)
                                                ------------     ------------
 Increase (decrease) in shares
 outstanding .................................       312,951        1,028,141
                                                ------------     ------------
 Shares outstanding - end of period  .........     3,553,267        3,240,316
                                                ============     ============



                                                    TACTICAL ASSET ALLOCATION              C.A.S.E. GROWTH
                                                            PORTFOLIO                         PORTFOLIO
                                               ----------------------------------- --------------------------------
                                                   June 30         December 31         June 30       December 31
                                                     1997              1996             1997             1996
                                               ----------------- ----------------- ---------------- ---------------
OPERATIONS:
 Net investment income (loss)  ...............  $   3,065,836     $   4,531,735     $    102,805     $    102,508
 Net realized gain (loss) on investments
 and foreign currency transactions   .........      6,865,199         5,222,727          173,441          629,925
 Change in unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions ...............      9,574,851         9,997,663        1,676,045        1,514,389
                                                -------------     -------------     ------------     ------------
 Net increase (decrease) in net assets
 resulting from operations  ..................     19,505,886        19,752,125        1,952,291        2,246,822
                                                -------------     -------------     ------------     ------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income   .....................       (600,000)       (4,542,174)         (12,212)         (95,636)
 In excess of net investment income  .........              0           (15,961)               0                0
 Net realized gains   ........................     (1,636,164)       (3,723,111)        (200,000)        (429,926)
 In excess of net realized gains  ............              0                 0                0                0
                                                -------------     -------------     ------------     ------------
  Total distributions    .....................     (2,236,164)       (8,281,246)        (212,212)        (525,562)
                                                -------------     -------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares   .........     47,623,744       137,334,527       13,855,145       23,037,532
 Dividends and distributions reinvested ......      2,236,164         8,281,246          212,212          525,562
 Cost of shares repurchased ..................    (10,782,018)      (71,445,894)      (4,084,032)      (1,303,064)
                                                -------------     -------------     ------------     ------------
  Increase (decrease) in net assets from
  capital share transactions   ...............     39,077,890        74,169,879        9,983,325       22,260,030
                                                -------------     -------------     ------------     ------------
 Net increase (decrease) in net assets  ......     56,347,612        85,640,758       11,723,404       23,981,290
NET ASSETS:
 Beginning of period  ........................    206,171,725       120,530,967       26,559,532        2,578,242
                                                -------------     -------------     ------------     ------------
 End of period  ..............................  $ 262,519,337     $ 206,171,725     $ 38,282,936     $ 26,559,532
                                                =============     =============     ============     ============
  Undistributed net investment income   ......  $   2,699,875     $     234,039     $    102,805     $     12,212
                                                =============     =============     ============     ============
SHARE ACTIVITY:
 Shares outstanding - beginning of period     .    16,348,935        10,487,976        1,979,552          221,168
                                                -------------     -------------     ------------     ------------
 Shares issued  ..............................      3,660,420        11,297,595        1,039,844        1,821,039
 Shares issued - reinvestment of dividends
 and distributions ...........................        164,846           660,359           15,351           39,166
 Shares redeemed   ...........................       (828,828)       (6,096,995)        (306,769)        (101,821)
                                                -------------     -------------     ------------     ------------
 Increase (decrease) in shares
 outstanding .................................      2,996,438         5,860,959          748,426        1,758,384
                                                -------------     -------------     ------------     ------------
 Shares outstanding - end of period  .........     19,345,373        16,348,935        2,727,978        1,979,552
                                                =============     =============     ============     ============

(a) Prior to May 1, 1997, this portfolio was named the Utility Portfolio.














The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the year or period ended
(UNAUDITED)
--------------------------------------------------------------------------------




                                                        GLOBAL SECTOR
                                                          PORTFOLIO
                                               --------------------------------
                                                   June 30       December 31
                                                    1997           1996 (a)
                                               ---------------- ---------------
OPERATIONS:
 Net investment income (loss)  ...............  $     91,664    $     22,794
 Net realized gain (loss) on investments
 and foreign currency transactions   .........       132,861          42,404
 Change in unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions ...............       461,440         271,015
                                                ------------    -------------
 Net increase (decrease) in net assets
 resulting from operations  ..................       685,965         336,213
                                                ------------    -------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income   .....................       (30,308)        (11,859)
 In excess of net investment income  .........             0               0
 Net realized gains   ........................             0         (24,239)
 In excess of net realized gains  ............             0               0
                                                ------------    -------------
  Total distributions    .....................       (30,308)        (36,098)
                                                ------------    -------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares   .........     5,098,924       7,998,720
 Dividends and distributions reinvested ......        30,308          36,098
 Cost of shares repurchased ..................    (1,702,328)     (1,348,858)
                                                ------------    -------------
  Increase (decrease) in net assets from
  capital share transactions   ...............     3,426,904       6,685,960
                                                ------------    -------------
 Net increase (decrease) in net assets  ......     4,082,561       6,986,075
NET ASSETS:
 Beginning of period  ........................     6,986,075               0
                                                ------------    -------------
 End of period  ..............................  $ 11,068,636    $  6,986,075
                                                ============    =============
  Undistributed net investment income   ......  $     74,832    $     13,476
                                                ============    =============
SHARE ACTIVITY:
 Shares outstanding - beginning of period     .      662,187               0
                                                ------------    -------------
 Shares issued  ..............................       481,940         788,163
 Shares issued - reinvestment of dividends
 and distributions ...........................         2,679           3,424
 Shares redeemed   ...........................      (161,367)       (129,400)
                                                ------------    -------------
 Increase (decrease) in shares
 outstanding .................................       323,252         662,187
                                                ------------    -------------
 Shares outstanding - end of period  .........       985,439         662,187
                                                ============    =============



                                                                                   INTERNATIONAL
                                                          VALUE EQUITY                EQUITY         U.S. EQUITY
                                                           PORTFOLIO                 PORTFOLIO        PORTFOLIO
                                               ---------------------------------- ---------------- ----------------
                                                   June 30         December 31        June 30          June 30
                                                     1997           1996 (a)         1997 (b)         1997 (b)
                                               ----------------- ---------------- ---------------- ----------------
OPERATIONS:
 Net investment income (loss)  ...............  $     428,829     $    192,952     $     43,515     $     42,553
 Net realized gain (loss) on investments
 and foreign currency transactions   .........        573,504           73,039           34,371           93,156
 Change in unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions ...............      9,824,169        3,325,274          824,263          868,371
                                                -------------     ------------     ------------     ------------
 Net increase (decrease) in net assets
 resulting from operations  ..................     10,826,502        3,591,265          902,149        1,004,080
                                                -------------     ------------     ------------     ------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income   .....................        (50,335)        (161,041)               0                0
 In excess of net investment income  .........              0                0                0                0
 Net realized gains   ........................              0          (68,039)               0                0
 In excess of net realized gains  ............              0                0                0                0
                                                -------------     ------------     ------------     ------------
  Total distributions    .....................        (50,335)        (229,080)               0                0
                                                -------------     ------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares   .........     61,245,874       48,034,709       12,721,933       20,778,035
 Dividends and distributions reinvested ......         50,335          229,080                0                0
 Cost of shares repurchased ..................     (7,036,458)      (2,231,667)      (1,619,509)      (2,572,971)
                                                -------------     ------------     ------------     ------------
  Increase (decrease) in net assets from
  capital share transactions   ...............     54,259,751       46,032,122       11,102,424       18,205,064
                                                -------------     ------------     ------------     ------------
 Net increase (decrease) in net assets  ......     65,035,918       49,394,307       12,004,573       19,209,144
NET ASSETS:
 Beginning of period  ........................     49,394,307                0                0                0
                                                -------------     ------------     ------------     ------------
 End of period  ..............................  $ 114,430,225     $ 49,394,307     $ 12,004,573     $ 19,209,144
                                                =============     ============     ============     ============
  Undistributed net investment income   ......  $     410,405     $     31,911     $     43,515     $     42,553
                                                =============     ============     ============     ============
SHARE ACTIVITY:
 Shares outstanding - beginning of period     .     4,384,171                0                0                0
                                                -------------     ------------     ------------     ------------
 Shares issued  ..............................      5,072,161        4,575,121        1,217,807        1,930,179
 Shares issued - reinvestment of dividends
 and distributions ...........................          3,912           20,132                0                0
 Shares redeemed   ...........................       (598,538)        (211,082)        (159,367)        (259,701)
                                                -------------     ------------     ------------     ------------
 Increase (decrease) in shares
 outstanding .................................      4,477,535        4,384,171        1,058,440        1,670,478
                                                -------------     ------------     ------------     ------------
 Shares outstanding - end of period  .........      8,861,706        4,384,171        1,058,440        1,670,478
                                                =============     ============     ============     ============

(a) The inception date of the portfolio was May 1, 1996.
(b) The inception date of the portfolio was January 2, 1997.












The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
FINANCIAL HIGHLIGHTS*
For the year or period ended
(UNAUDITED)
--------------------------------------------------------------------------------





                                                                   MONEY
                                                                  MARKET
                                                                 PORTFOLIO
                                                    June 30      December 31
                                                  ------------- -------------
                                                      1997          1996
                                                  ------------- -------------
Net asset value, beginning of period ............  $    1.00     $    1.00
 Income from operations:
  Net investment income (loss) ..................       0.03          0.05
  Net realized and unrealized gain (loss)
  on investments   ..............................       0.00          0.00
                                                   ---------     ---------
   Total income (loss) from operations  .........       0.03          0.05
                                                   ---------     ---------
  Distributions:
  Dividends from net investment income  .........      (0.03)        (0.05)
  Dividends in excess of net investment income          0.00          0.00
  Distributions from net realized gains
  on investments   ..............................       0.00          0.00
  Distributions in excess of net realized gains
  on investments   ..............................       0.00          0.00
                                                   ---------     ---------
   Total distributions   ........................      (0.03)        (0.05)
                                                   ---------     ---------
Net asset value, end of period ..................  $    1.00     $    1.00
                                                   =========     =========
Total return (a)   ..............................       2.56%         5.03%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ...  $ 130,553     $ 122,114
  Ratio of expenses to average net assets (b) ...       0.46%         0.52%
  Ratio of net investment income (loss)
  to average net assets (b) .....................       5.11%         5.03%
  Average commission rate paid per share   ......      N/A           N/A
  Portfolio turnover rate (a)  ..................      N/A           N/A



                                                                  MONEY MARKET PORTFOLIO
                                                                       December 31
                                                      1995          1994          1993          1992
                                                  ------------- ------------- ------------- -------------
Net asset value, beginning of period ............  $    1.00     $    1.00     $    1.00     $    1.00
 Income from operations:
  Net investment income (loss) ..................       0.05          0.04          0.02          0.03
  Net realized and unrealized gain (loss)
  on investments   ..............................       0.00          0.00          0.00          0.00
                                                   ---------     ---------     ---------     ---------
   Total income (loss) from operations  .........       0.05          0.04          0.02          0.03
                                                   ---------     ---------     ---------     ---------
  Distributions:
  Dividends from net investment income  .........      (0.05)        (0.04)        (0.02)        (0.03)
  Dividends in excess of net investment income          0.00          0.00          0.00          0.00
  Distributions from net realized gains
  on investments   ..............................       0.00          0.00          0.00          0.00
  Distributions in excess of net realized gains
  on investments   ..............................       0.00          0.00          0.00          0.00
                                                   ---------     ---------     ---------     ---------
   Total distributions   ........................      (0.05)        (0.04)        (0.02)        (0.03)
                                                   ---------     ---------     ---------     ---------
Net asset value, end of period ..................  $    1.00     $    1.00     $    1.00     $    1.00
                                                   =========     =========     =========     =========
Total return (a)   ..............................       5.40%         3.44%         2.45%         3.03%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ...  $  80,544     $  93,081     $  45,782     $  45,600
  Ratio of expenses to average net assets (b) ...       0.56%         0.60%         0.66%         0.70%
  Ratio of net investment income (loss)
  to average net assets (b) .....................       5.30%         3.59%         2.41%         2.99%
  Average commission rate paid per share   ......      N/A           N/A           N/A           N/A
  Portfolio turnover rate (a)  ..................      N/A           N/A           N/A           N/A


--------------------------------------------------------------------------------





                                                                   BOND PORTFOLIO
                                                   June 30           December 31
                                                  ----------- -------------------------
                                                     1997        1996         1995
                                                  ----------- ----------- -------------
Net asset value, beginning of period ............ $  10.71    $  11.35    $     9.80
 Income from operations:
  Net investment income (loss) ..................     0.32        0.64          0.69
  Net realized and unrealized gain (loss)
  on investments   ..............................    (0.12)      (0.64)         1.55
                                                  ---------   ---------   -----------
   Total income (loss) from operations  .........     0.20        0.00          2.24
                                                  ---------   ---------   -----------
  Distributions:
  Dividends from net investment income  .........    (0.12)      (0.64)        (0.69)
  Dividends in excess of net investment income        0.00        0.00          0.00
  Distributions from net realized gains
  on investments   ..............................     0.00        0.00          0.00
  Distributions in excess of net realized gains
  on investments   ..............................     0.00        0.00          0.00
                                                  ---------   ---------   -----------
   Total distributions   ........................    (0.12)      (0.64)        (0.69)
                                                  ---------   ---------   -----------
Net asset value, end of period .................. $  10.79    $  10.71    $    11.35
                                                  =========   =========   ===========
Total return (a)   ..............................     1.90%       0.14%        22.99%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ... $ 93,792    $ 95,759    $   96,972
  Ratio of expenses to average net assets (b) ...     0.64%       0.64%         0.61%
  Ratio of net investment income (loss)
  to average net assets (b) .....................     6.03%       5.96%         6.45%
  Average commission rate paid per share   ......     N/A         N/A          N/A
  Portfolio turnover rate (a)  ..................   136.14%     187.72%       120.54%



                                                                BOND PORTFOLIO
                                                                 December 31
                                                      1994           1993           1992
                                                  -------------- -------------- --------------
Net asset value, beginning of period ............ $      11.24   $     11.18    $     11.18
 Income from operations:
  Net investment income (loss) ..................         0.63          0.72           0.75
  Net realized and unrealized gain (loss)
  on investments   ..............................        (1.44)         0.95           0.32
                                                  -------------- ------------   ------------
   Total income (loss) from operations  .........        (0.81)         1.67           1.07
                                                  -------------- ------------   ------------
  Distributions:
  Dividends from net investment income  .........        (0.63)        (0.72)         (0.75)
  Dividends in excess of net investment income            0.00          0.00           0.00
  Distributions from net realized gains
  on investments   ..............................         0.00         (0.89)         (0.32)
  Distributions in excess of net realized gains
  on investments   ..............................         0.00          0.00           0.00
                                                  -------------- ------------   ------------
   Total distributions   ........................        (0.63)        (1.61)         (1.07)
                                                  -------------- ------------   ------------
Net asset value, end of period .................. $       9.80   $     11.24    $     11.18
                                                  ============== ============   ============
Total return (a)   ..............................        (6.94%)       13.38%         6.79%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ... $     71,064   $    90,715    $    56,820
  Ratio of expenses to average net assets (b) ...         0.59%         0.64%          0.70%
  Ratio of net investment income (loss)
  to average net assets (b) .....................         5.94%         5.94%          6.49%
  Average commission rate paid per share   ......       N/             N/             N/
  Portfolio turnover rate (a)  ..................       131.73%       149.02%        80.73%

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
FINANCIAL HIGHLIGHTS*
For the year or period ended
(UNAUDITED)
--------------------------------------------------------------------------------





                                                                      GROWTH
                                                                     PORTFOLIO
                                                     June 30        December 31
                                                  --------------- ---------------
                                                       1997            1996
                                                  --------------- ---------------
Net asset value, beginning of period ............  $     35.00     $     31.66
 Income from operations:
  Net investment income (loss) ..................         0.19            0.34
  Net realized and unrealized gain (loss)
  on investments   ..............................         3.85            5.35
                                                   -----------     -----------
   Total income (loss) from operations  .........         4.04            5.69
                                                   -----------     -----------
  Distributions:
  Dividends from net investment income  .........        (0.05)          (0.35)
  Dividends in excess of net investment income            0.00           (0.01)
  Distributions from net realized gains
  on investments   ..............................        (0.27)          (1.99)
  Distributions in excess of net realized gains
  on investments   ..............................         0.00            0.00
                                                   -----------     -----------
   Total distributions   ........................        (0.32)          (2.35)
                                                   -----------     -----------
Net asset value, end of period ..................  $     38.72     $     35.00
                                                   ===========     ===========
Total return (a)   ..............................        11.51%          17.96%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ...  $ 1,719,347     $ 1,527,409
  Ratio of expenses to average net assets (b) ...         0.86%           0.88%
  Ratio of net investment income (loss)
  to average net assets (b) .....................         1.04%           0.98%
  Average commission rate paid per share   ......  $    0.0456     $    0.0493
  Portfolio turnover rate (a)  ..................        50.36%          45.21%



                                                                         GROWTH PORTFOLIO
                                                                            December 31
                                                        1995            1994           1993           1992
                                                  ----------------- -------------- -------------- --------------
Net asset value, beginning of period ............  $       23.81    $      26.25    $     25.83    $     26.26
 Income from operations:
  Net investment income (loss) ..................           0.26            0.22           0.28           0.36
  Net realized and unrealized gain (loss)
  on investments   ..............................          10.97           (2.41)          0.79           0.52
                                                   -------------    --------------  -----------    -----------
   Total income (loss) from operations  .........          11.23           (2.19)          1.07           0.88
                                                   -------------    --------------  -----------    -----------
  Distributions:
  Dividends from net investment income  .........          (0.24)          (0.22)         (0.28)         (0.36)
  Dividends in excess of net investment income              0.00            0.00           0.00           0.00
  Distributions from net realized gains
  on investments   ..............................          (3.14)           0.00          (0.37)         (0.95)
  Distributions in excess of net realized gains
  on investments   ..............................           0.00           (0.03)          0.00           0.00
                                                   -------------    --------------  -----------    -----------
   Total distributions   ........................          (3.38)          (0.25)         (0.65)         (1.31)
                                                   -------------    --------------  -----------    -----------
Net asset value, end of period ..................  $       31.66    $      23.81    $     26.25    $     25.83
                                                   =============    ==============  ===========    ===========
Total return (a)   ..............................          47.12%          (8.31%)        3.97%          2.35%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ...  $   1,195,174    $    814,383    $   934,810    $   711,422
  Ratio of expenses to average net assets (b) ...           0.86%           0.84%          0.87%          0.86%
  Ratio of net investment income (loss)
  to average net assets (b) .....................           0.90%           0.88%          1.07%          1.44%
  Average commission rate paid per share   ......         N/              N/             N/             N/
  Portfolio turnover rate (a)  ..................         130.48%         107.33%        77.91%         77.70%


--------------------------------------------------------------------------------





                                                               SHORT-TO-INTERMEDIATE
                                                                 GOVERNMENT PORTFOLIO
                                                   June 30           December 31
                                                  ----------- -------------------------
                                                     1997        1996         1995
                                                  ----------- ----------- -------------
Net asset value, beginning of period ............  $ 10.24     $ 10.42    $     9.72
 Income from operations:
  Net investment income (loss) ..................     0.28        0.56          0.60
  Net realized and unrealized gain (loss)
  on investments   ..............................    (0.02)      (0.21)         0.70
                                                   -------     -------    -----------
   Total income (loss) from operations  .........     0.26        0.35          1.30
                                                   -------     -------    -----------
  Distributions:
  Dividends from net investment income  .........    (0.12)      (0.53)        (0.60)
  Dividends in excess of net investment income        0.00        0.00          0.00
  Distributions from net realized gains
  on investments   ..............................     0.00        0.00          0.00
  Distributions in excess of net realized gains
  on investments   ..............................     0.00        0.00          0.00
                                                   -------     -------    -----------
   Total distributions   ........................    (0.12)      (0.53)        (0.60)
                                                   -------     -------    -----------
Net asset value, end of period ..................  $ 10.38     $ 10.24    $    10.42
                                                   =======     =======    ===========
Total return (a)   ..............................     2.51%       3.48%        13.54%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ...  $25,574     $26,098    $   23,588
  Ratio of expenses to average net assets (b) ...     0.75%       0.76%         0.78%
  Ratio of net investment income (loss)
  to average net assets (b) .....................     5.53%       5.43%         5.84%
  Average commission rate paid per share   ......     N/A         N/A          N/A
  Portfolio turnover rate (a)  ..................    22.25%      58.15%        51.82%



                                                   SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO
                                                                  December 31
                                                      1994           1993         1992 (c)
                                                  -------------- -------------- --------------
Net asset value, beginning of period ............ $      10.30   $     10.02    $     10.00
 Income from operations:
  Net investment income (loss) ..................         0.50          0.36           0.02
  Net realized and unrealized gain (loss)
  on investments   ..............................        (0.58)         0.29           0.02
                                                  -------------- ------------   ------------
   Total income (loss) from operations  .........        (0.08)         0.65           0.04
                                                  -------------- ------------   ------------
  Distributions:
  Dividends from net investment income  .........        (0.50)        (0.35)         (0.02)
  Dividends in excess of net investment income            0.00          0.00           0.00
  Distributions from net realized gains
  on investments   ..............................         0.00         (0.02)          0.00
  Distributions in excess of net realized gains
  on investments   ..............................         0.00          0.00           0.00
                                                  -------------- ------------   ------------
   Total distributions   ........................        (0.50)        (0.37)         (0.02)
                                                  -------------- ------------   ------------
Net asset value, end of period .................. $       9.72   $     10.30    $     10.02
                                                  ============== ============   ============
Total return (a)   ..............................        (0.43%)       4.58%          0.45%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ... $     20,356   $    24,864    $     2,509
  Ratio of expenses to average net assets (b) ...         0.81%         1.00%          1.00%
  Ratio of net investment income (loss)
  to average net assets (b) .....................         4.95%         3.44%          3.24%
  Average commission rate paid per share   ......       N/             N/            N/A
  Portfolio turnover rate (a)  ..................        93.70%        28.64%         0.00%

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
FINANCIAL HIGHLIGHTS*
For the year or period ended
(UNAUDITED)
--------------------------------------------------------------------------------





                                                                      GLOBAL PORTFOLIO
                                                    June 30             December 31
                                                  ------------- ----------------------------
                                                      1997          1996          1995
                                                  ------------- ------------- --------------
Net asset value, beginning of period ............  $   18.12     $   15.52     $    13.12
 Income from operations:
  Net investment income (loss) ..................       0.08          0.08           0.10
  Net realized and unrealized gain (loss)
  on investments   ..............................       2.99          4.20           2.91
                                                   ---------     ---------     ----------
   Total income (loss) from operations  .........       3.07          4.28           3.01
                                                   ---------     ---------     ----------
  Distributions:
  Dividends from net investment income  .........      (0.13)        (0.04)          0.00
  Dividends in excess of net investment income          0.00         (0.17)          0.00
  Distributions from net realized gains
  on investments   ..............................      (0.17)        (1.47)         (0.61)
  Distributions in excess of net realized gains
  on investments   ..............................       0.00          0.00           0.00
                                                   ---------     ---------     ----------
   Total distributions   ........................      (0.30)        (1.68)         (0.61)
                                                   ---------     ---------     ----------
Net asset value, end of period ..................  $   20.89     $   18.12     $    15.52
                                                   =========     =========     ==========
Total return (a)   ..............................      16.97%        27.74%         23.06%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ...  $ 726,776     $ 534,820     $  289,506
  Ratio of expenses to average net assets (b) ...       0.94%         0.99%          0.99%
  Ratio of net investment income (loss)
  to average net assets (b) .....................       0.86%         0.46%          0.75%
  Average commission rate paid per share   ......  $  0.0095     $  0.0154          N/
  Portfolio turnover rate (a)  ..................      42.35%        88.31%        130.60%



                                                               GLOBAL PORTFOLIO
                                                                  December 31
                                                      1994           1993         1992 (c)
                                                  -------------- -------------- --------------
Net asset value, beginning of period ............  $    13.62    $     10.16    $      10.00
 Income from operations:
  Net investment income (loss) ..................        0.10           0.04           (0.02)
  Net realized and unrealized gain (loss)
  on investments   ..............................        0.10           3.72            0.18
                                                   ----------    ------------   --------------
   Total income (loss) from operations  .........        0.20           3.76            0.16
                                                   ----------    ------------   --------------
  Distributions:
  Dividends from net investment income  .........       (0.10)         (0.04)           0.00
  Dividends in excess of net investment income          (0.01)          0.00            0.00
  Distributions from net realized gains
  on investments   ..............................       (0.56)         (0.26)           0.00
  Distributions in excess of net realized gains
  on investments   ..............................       (0.03)          0.00            0.00
                                                   ----------    ------------   --------------
   Total distributions   ........................       (0.70)         (0.30)           0.00
                                                   ----------    ------------   --------------
Net asset value, end of period ..................  $    13.12    $     13.62    $      10.16
                                                   ==========    ============   ==============
Total return (a)   ..............................        0.25%         35.05%          1.62%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ...  $  261,778    $    99,094    $        508
  Ratio of expenses to average net assets (b) ...        1.01%          1.09%           2.48%
  Ratio of net investment income (loss)
  to average net assets (b) .....................        0.73%          0.30%          (2.23%)
  Average commission rate paid per share   ......       N/             N/            N/A
  Portfolio turnover rate (a)  ..................      192.06%        79.93%           0.00%


--------------------------------------------------------------------------------





                                                                           STRATEGIC TOTAL RETURN PORTFOLIO (J)
                                                    June 30                            December 31
                                                  ------------- ----------------------------------------------------------
                                                      1997          1996          1995           1994         1993 (d)
                                                  ------------- ------------- -------------- -------------- --------------
Net asset value, beginning of period ............  $   13.97     $   12.86     $     10.90   $     11.23    $     10.00
 Income from operations:
  Net investment income (loss) ..................       0.18          0.37            0.37          0.31           0.19
  Net realized and unrealized gain (loss)
  on investments   ..............................       1.74          1.56            2.33         (0.33)          1.33
                                                   ---------     ---------     -----------   -------------  ------------
   Total income (loss) from operations  .........       1.92          1.93            2.70         (0.02)          1.52
                                                   ---------     ---------     -----------   -------------  ------------
  Distributions:
  Dividends from net investment income  .........      (0.02)        (0.32)          (0.37)        (0.31)         (0.19)
  Dividends in excess of net investment income          0.00          0.00            0.00          0.00           0.00
  Distributions from net realized gains
  on investments   ..............................      (0.04)        (0.50)          (0.37)         0.00          (0.10)
  Distributions in excess of net realized gains
  on investments   ..............................       0.00          0.00            0.00          0.00           0.00
                                                   ---------     ---------     -----------   -------------  ------------
   Total distributions   ........................      (0.06)        (0.82)          (0.74)        (0.31)         (0.29)
                                                   ---------     ---------     -----------   -------------  ------------
Net asset value, end of period ..................  $   15.83     $   13.97     $     12.86   $     10.90    $     11.23
                                                   =========     =========     ===========   =============  ============
Total return (a)   ..............................      13.75%        15.00%          24.66%        (0.53%)        13.49%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ...  $ 473,397     $ 390,141     $   256,806   $   183,867    $    90,560
  Ratio of expenses to average net assets (b) ...       0.87%         0.91%           0.87%         0.89%          1.00%
  Ratio of net investment income (loss)
  to average net assets (b) .....................       2.43%         2.72%           3.07%         2.78%          1.70%
  Average commission rate paid per share   ......  $  0.0598     $  0.0582          N/             N/            N/A
  Portfolio turnover rate (a)  ..................      23.06%        49.32%          52.59%        53.50%         27.41%

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
FINANCIAL HIGHLIGHTS*
For the year or period ended
(UNAUDITED)
--------------------------------------------------------------------------------





                                                                                EMERGING GROWTH PORTFOLIO
                                                    June 30                            December 31
                                                  ------------- ----------------------------------------------------------
                                                      1997          1996          1995           1994         1993 (d)
                                                  ------------- ------------- -------------- -------------- --------------
Net asset value, beginning of period ............  $   18.46     $   16.25     $    11.55    $     12.47    $     10.00
 Income from operations:
  Net investment income (loss) ..................      (0.02)        (0.04)          0.01           0.01          (0.04)
  Net realized and unrealized gain (loss)
  on investments   ..............................       1.61          3.10           5.42          (0.92)          2.51
                                                   -----------   -----------   ----------    -------------  -------------
   Total income (loss) from operations  .........       1.59          3.06           5.43          (0.91)          2.47
                                                   -----------   -----------   ----------    -------------  -------------
  Distributions:
  Dividends from net investment income  .........       0.00          0.00           0.00          (0.01)          0.00
  Dividends in excess of net investment income          0.00          0.00           0.00           0.00           0.00
  Distributions from net realized gains
  on investments   ..............................      (0.11)        (0.85)         (0.73)          0.00           0.00
  Distributions in excess of net realized gains
  on investments   ..............................       0.00          0.00           0.00           0.00           0.00
                                                   -----------   -----------   ----------    -------------  -------------
   Total distributions   ........................      (0.11)        (0.85)         (0.73)         (0.01)          0.00
                                                   -----------   -----------   ----------    -------------  -------------
Net asset value, end of period ..................  $   19.94     $   18.46     $    16.25    $     11.55    $     12.47
                                                   ===========   ===========   ==========    =============  =============
Total return (a)   ..............................       8.62%        18.88%         46.79%         (7.36%)        24.71%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ...  $ 497,750     $ 431,454     $  288,519    $   182,650    $   102,472
  Ratio of expenses to average net assets (b) ...       0.92%         0.94%          0.91%          0.92%          1.00%
  Ratio of net investment income (loss)
  to average net assets (b) .....................      (0.18%)       (0.24%)        0.03%          0.06%          (0.30%)
  Average commission rate paid per share   ......  $  0.0580     $  0.0565          N/             N/            N/A
  Portfolio turnover rate (a)  ..................      53.74%        80.02%        124.13%        72.62%         12.79%


--------------------------------------------------------------------------------





                                                                       AGGRESSIVE GROWTH PORTFOLIO
                                                    June 30                    December 31
                                                  ------------- -----------------------------------------
                                                      1997         1996          1995        1994 (e)
                                                  ------------- ------------ ------------- --------------
Net asset value, beginning of period ............  $   14.18     $  13.25    $     9.86    $     10.00
 Income from operations:
  Net investment income (loss) ..................       0.00        (0.01)        (0.06)          0.02
  Net realized and unrealized gain (loss)
  on investments   ..............................       2.10         1.38          3.96          (0.14)
                                                   -----------   ----------  ------------  -------------
   Total income (loss) from operations  .........       2.10         1.37          3.90          (0.12)
                                                   -----------   ----------  ------------  -------------
  Distributions:
  Dividends from net investment income  .........       0.00         0.00          0.00          (0.02)
  Dividends in excess of net investment income          0.00        (0.19)         0.00           0.00
  Distributions from net realized gains
  on investments   ..............................      (0.10)       (0.25)        (0.51)          0.00
  Distributions in excess of net realized gains
  on investments   ..............................       0.00         0.00          0.00           0.00
                                                   -----------   ----------  ------------  -------------
   Total distributions   ........................      (0.10)       (0.44)        (0.51)         (0.02)
                                                   -----------   ----------  ------------  -------------
Net asset value, end of period ..................  $   16.18     $  14.18    $    13.25    $      9.86
                                                   ===========   ==========  ============  =============
Total return (a)   ..............................      14.83%       10.45%        38.02%         (1.26%)
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ...  $ 276,113     $220,552    $  158,534    $    38,826
  Ratio of expenses to average net assets (b) ...       0.96%        0.98%         1.07%          1.00%
  Ratio of net investment income (loss)
  to average net assets (b) .....................      (0.03%)      (0.10%)       (0.48%)        (0.20%)
  Average commission rate paid per share   ......  $  0.0698     $ 0.0708        N/A            N/A
  Portfolio turnover rate (a)  ..................      63.64%      101.28%       108.04%        89.73%

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
FINANCIAL HIGHLIGHTS*
For the year or period ended
(UNAUDITED)
--------------------------------------------------------------------------------





                                                                         BALANCED PORTFOLIO
                                                   June 30                  December 31
                                                  ----------- ----------------------------------------
                                                     1997        1996         1995        1994 (e)
                                                  ----------- ----------- ------------- --------------
Net asset value, beginning of period ............  $ 11.39     $ 10.63     $     9.24   $     10.00
 Income from operations:
  Net investment income (loss) ..................     0.19        0.34           0.44          0.34
  Net realized and unrealized gain (loss)
  on investments   ..............................     0.72        0.80           1.38         (0.76)
                                                   -------     -------     ----------   -------------
   Total income (loss) from operations  .........     0.91        1.14           1.82         (0.42)
                                                   -------     -------     ----------   -------------
  Distributions:
  Dividends from net investment income  .........    (0.06)      (0.28)         (0.43)        (0.34)
  Dividends in excess of net investment income        0.00        0.00           0.00          0.00
  Distributions from net realized gains
  on investments   ..............................    (0.09)      (0.10)          0.00          0.00
  Distributions in excess of net realized gains
  on investments   ..............................     0.00        0.00           0.00          0.00
                                                   -------     -------     ----------   -------------
   Total distributions   ........................    (0.15)      (0.38)         (0.43)        (0.34)
                                                   -------     -------     ----------   -------------
Net asset value, end of period ..................  $ 12.15     $ 11.39     $    10.63   $      9.24
                                                   =======     =======     ==========   =============
Total return (a)   ..............................     7.85%      10.72%         19.80%        (5.73%)
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ...  $60,916     $49,331     $   31,114   $    19,422
  Ratio of expenses to average net assets (b) ...     0.93%       0.97%          0.97%         1.00%
  Ratio of net investment income (loss)
  to average net assets (b) .....................     3.22%       3.14%          4.38%         4.27%
  Average commission rate paid per share   ......  $0.0014     $0.0024         N/A           N/A
  Portfolio turnover rate (a)  ..................    26.96%      76.90%         98.55%        57.73%


--------------------------------------------------------------------------------





                                                                   GROWTH & INCOME PORTFOLIO (K)
                                                   June 30                  December 31
                                                  ----------- ----------------------------------------
                                                     1997        1996         1995        1994 (e)
                                                  ----------- ----------- ------------- --------------
Net asset value, beginning of period ............  $ 11.76     $ 11.12     $     9.30   $     10.00
 Income from operations:
  Net investment income (loss) ..................     0.22        0.42           0.46          0.43
  Net realized and unrealized gain (loss)
  on investments   ..............................     0.84        0.87           1.93         (0.70)
                                                   -------     -------     ----------   -------------
   Total income (loss) from operations  .........     1.06        1.29           2.39         (0.27)
                                                   -------     -------     ----------   -------------
  Distributions:
  Dividends from net investment income  .........    (0.03)      (0.33)         (0.46)        (0.43)
  Dividends in excess of net investment income        0.00        0.00           0.00          0.00
  Distributions from net realized gains
  on investments   ..............................    (0.16)      (0.32)         (0.11)         0.00
  Distributions in excess of net realized gains
  on investments   ..............................     0.00        0.00           0.00          0.00
                                                   -------     -------     ----------   -------------
   Total distributions   ........................    (0.19)      (0.65)         (0.57)        (0.43)
                                                   -------     -------     ----------   -------------
Net asset value, end of period ..................  $ 12.63     $ 11.76     $    11.12   $      9.30
                                                   =======     =======     ==========   =============
Total return (a)   ..............................     8.93%      11.64%         25.25%        (4.58%)
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ...  $44,871     $38,115     $   24,607   $    10,482
  Ratio of expenses to average net assets (b) ...     0.95%       1.00%          1.00%         1.00%
  Ratio of net investment income (loss)
  to average net assets (b) .....................     3.74%       3.73%          4.56%         5.36%
  Average commission rate paid per share   ......  $0.0435     $0.0433         N/A           N/A
  Portfolio turnover rate (a)  ..................    50.93%      68.53%         78.34%        36.13%

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
FINANCIAL HIGHLIGHTS*
For the year or period ended
(UNAUDITED)
--------------------------------------------------------------------------------






                                                                   TACTICAL
                                                               ASSET ALLOCATION
                                                                  PORTFOLIO
                                                    June 30             December 31
                                                  ------------- ----------------------------
                                                      1997          1996        1995 (f)
                                                  ------------- ------------- --------------
Net asset value, beginning of period ............  $   12.61     $   11.49     $     10.00
 Income from operations:
  Net investment income (loss) ..................       0.17          0.33            0.41
  Net realized and unrealized gain (loss)
  on investments   ..............................       0.91          1.33            1.93
                                                   ---------     ---------     -----------
   Total income (loss) from operations  .........       1.08          1.66            2.34
                                                   ---------     ---------     -----------
  Distributions:
  Dividends from net investment income  .........      (0.03)        (0.30)          (0.41)
  Dividends in excess of net investment income          0.00          0.00            0.00
  Distributions from net realized gains
  on investments   ..............................      (0.09)        (0.24)          (0.44)
  Distributions in excess of net realized gains
  on investments   ..............................       0.00          0.00            0.00
                                                   ---------     ---------     -----------
   Total distributions   ........................      (0.12)        (0.54)          (0.85)
                                                   ---------     ---------     -----------
Net asset value, end of period ..................  $   13.57     $   12.61     $     11.49
                                                   =========     =========     ===========
Total return (a)   ..............................       8.53%        14.42%          20.09%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ...  $ 262,519     $ 206,172     $   120,531
  Ratio of expenses to average net assets (b) ...       0.86%         0.90%           0.93%
  Ratio of net investment income (loss)
  to average net assets (b) .....................       2.63%         2.78%           3.76%
  Average commission rate paid per share   ......  $  0.0221     $  0.0050         N/A
  Portfolio turnover rate (a)  ..................      30.08%        98.97%          38.68%



                                                             C.A.S.E. GROWTH
                                                                PORTFOLIO
                                                   June 30           December 31
                                                  ----------- --------------------------
                                                     1997        1996       1995 (g)
                                                  ----------- ----------- --------------
Net asset value, beginning of period ............ $  13.42    $  11.66    $     10.00
 Income from operations:
  Net investment income (loss) ..................     0.04        0.12           0.12
  Net realized and unrealized gain (loss)
  on investments   ..............................     0.65        1.92           2.49
                                                  ---------   ---------   ------------
   Total income (loss) from operations  .........     0.69        2.04           2.61
                                                  ---------   ---------   ------------
  Distributions:
  Dividends from net investment income  .........    (0.01)      (0.05)         (0.12)
  Dividends in excess of net investment income        0.00        0.00              0
  Distributions from net realized gains
  on investments   ..............................    (0.07)      (0.23)         (0.83)
  Distributions in excess of net realized gains
  on investments   ..............................     0.00        0.00           0.00
                                                  ---------   ---------   ------------
   Total distributions   ........................    (0.08)      (0.28)         (0.95)
                                                  ---------   ---------   ------------
Net asset value, end of period .................. $  14.03    $  13.42    $     11.66
                                                  =========   =========   ============
Total return (a)   ..............................     5.19%      17.50%         20.65%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ... $ 38,283    $ 26,560    $     2,578
  Ratio of expenses to average net assets (b) ...     1.00%       1.00%          1.00%
  Ratio of net investment income (loss)
  to average net assets (b) .....................     0.63%       0.94%          1.02%
  Average commission rate paid per share   ...... $ 0.0600    $ 0.0604         N/A
  Portfolio turnover rate (a)  ..................   110.17%     160.27%        121.62%


--------------------------------------------------------------------------------






                                                                                                        INTERNATIONAL     U.S.
                                                        GLOBAL SECTOR              VALUE EQUITY             EQUITY       EQUITY
                                                          PORTFOLIO                  PORTFOLIO            PORTFOLIO     PORTFOLIO
                                                   June 30    December 31     June 30     December 31      June 30       June 30
                                                  ----------- ------------- ------------- ------------- --------------- ----------
                                                     1997       1996 (h)        1997        1996 (h)       1997 (i)     1997 (i)
                                                  ----------- ------------- ------------- ------------- --------------- ----------
Net asset value, beginning of period ............  $ 10.55      $ 10.00      $   11.27      $ 10.00        $ 10.00       $ 10.00
 Income from operations:
  Net investment income (loss) ..................     0.10         0.06           0.07         0.10           0.09       $  0.07
  Net realized and unrealized gain (loss)
  on investments   ..............................     0.61         0.55           1.58         1.23           1.25       $  1.43
                                                   -------      -------      ---------      -------        -------       -------
   Total income (loss) from operations  .........     0.71         0.61           1.65         1.33           1.34          1.50
                                                   -------      -------      ---------      -------        -------       -------
  Distributions:
  Dividends from net investment income  .........    (0.03)       (0.02)         (0.01)       (0.04)          0.00          0.00
  Dividends in excess of net investment income        0.00         0.00           0.00         0.00           0.00          0.00
  Distributions from net realized gains
  on investments   ..............................     0.00        (0.04)          0.00        (0.02)          0.00          0.00
  Distributions in excess of net realized gains
  on investments   ..............................     0.00         0.00           0.00         0.00           0.00          0.00
                                                   -------      -------      ---------      -------        -------       -------
   Total distributions   ........................    (0.03)       (0.06)         (0.01)       (0.06)          0.00          0.00
                                                   -------      -------      ---------      -------        -------       -------
Net asset value, end of period ..................  $ 11.23      $ 10.55      $   12.91      $ 11.27        $ 11.34       $ 11.50
                                                   =======      =======      =========      =======        =======       =======
Total return (a)   ..............................     6.44%        6.08%         14.66%       13.19%         13.44%        14.99%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ...  $11,069      $ 6,986      $ 114,430      $49,394        $12,005       $19,209
  Ratio of expenses to average net assets (b) ...     1.29%        2.37%          0.92%        1.00%          1.50%         1.30%
  Ratio of net investment income (loss)
  to average net assets (b) .....................     2.01%        0.62%          1.11%        0.89%          1.60%         1.24%
  Average commission rate paid per share   ......  $0.0640      $0.0313      $  0.0629      $0.0696        $0.0276       $0.0327
  Portfolio turnover rate (a)  ..................    32.87%       27.58%         10.13%       7.93%          12.72%        25.58%

The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
FINANCIAL HIGHLIGHTS*
For the year or period ended
(UNAUDITED)
--------------------------------------------------------------------------------





NOTES TO FINANCIAL HIGHLIGHTS


 * The above tables illustrate the change for a share outstanding computed using average shares outstanding throughout each period.
  See Notes to Financial Highlights on page and Note 6.


(a) For periods of less than one year the total return and portfolio turnover are not annualized.

(b) For periods of less than one year the ratio of expenses to average net assets and the ratio of net investment income to average net assets are annualized.
(c) The inception date of this portfolio was December 3, 1992
(d) The inception date of this portfolio was March 1, 1993
(e) The inception date of this portfolio was March 1, 1994
(f) The inception date of this portfolio was January 3, 1995
(g) The inception date of this portfolio was May 1, 1995
(h) The inception date of this portfolio was May 1, 1996
(i) The inception date of this portfolio was January 2, 1997
(j) Prior to May 1, 1997, this portfolio was named the Equity-Income Portfolio

(k) Prior to May 1, 1997, this portfolio was named the Utility Portfolio










































The notes to the financial statements are an integral part of this report.

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

June 30, 1997
NOTE 1 -- ORGANIZATION AND SUMMARY
                 OF SIGNIFICANT ACCOUNTING
                 POLICIES


      THE WRL SERIES FUND, INC. ("FUND") IS A DIVERSIfied, open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and commenced operations with three Portfolios on October 2, 1986:
Money Market, Bond, and Growth (each with different investment objectives). From inception of the Fund until June 30, 1992, shares were sold exclusively to the WRL Series Life Account (the "Life Account") and the WRL Series Annuity Account (the "Annuity Account"), collectively called the Separate Accounts of Western Reserve Life Assurance Co. of Ohio ("WRL"), to fund benefits under variable universal life insurance policies and variable annuity contracts issued by WRL.


      Since the initial three Portfolio offerings, additional Portfolios have been added.



PORTFOLIO                             INCEPTION
---------------------------------- -----------------
Short-to-Intermediate Government   December 3, 1992
 Global                            December 3, 1992
Strategic Total Return (a)            March 1, 1993
Emerging Growth                       March 1, 1993
Aggressive Growth                     March 1, 1994
 Balanced                             March 1, 1994
Growth & Income (b)                   March 1, 1994
Tactical Asset Allocation           January 3, 1995
C.A.S.E. Growth                         May 1, 1995
Global Sector                           May 1, 1996
Value Equity                            May 1, 1996
International Equity                January 2, 1997
U.S. Equity                         January 2, 1997

      On January 2, 1997, WRL supplied seed capital as follows:



PORTFOLIO              CONTRIBUTION
---------------------- -------------
International Equity     $ 1,000,000
U.S. Equity              $   500,000

(a) Prior to May 1, 1997, this portfolio was named Equity-Income.
(b) Prior to May 1, 1997, this portfolio was named Utility.
      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


A. VALUATION OF INVESTMENT

      The Board of Directors has determined that the most appropriate method for valuing the securities of the Money Market Portfolio is the amortized cost basis. Under this method, the net asset value of the Money Market Portfolio shares is expected to remain at a constant $1.00 per share, although there can be no assurance that this will be achieved.

      Securities held by the remaining Portfolios are valued at market value, except for short-term debt securities. Short-term debt securities maturing in 60 days or less are valued on the amortized cost basis, which approximates market value. Stocks are valued at the latest sale price on the last business day of the fiscal period and reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the latest bid price is used. Bonds are valued using prices quoted by a major dealer in bonds which offers a pricing service. Certain pricing methodologies, such as matrix pricing of bonds, may differ. Securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

      The value of foreign securities are translated into U.S. dollars using foreign exchange spot rates.


B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

      Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis for both tax and financial reporting purposes. Dividend income is recorded on the ex-dividend date, and interest income, including amortization of bond premium and accretion of discount, is accrued daily. Dividend income on foreign securities is recorded net of foreign tax expense.

      The accounting records of the Fund are maintained in U.S. dollars. For transactions denominated in a

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 (CONTINUED)
      currency other than the U. S. dollar, purchases and sales of securities, income received, and expenses paid are translated into U.S. dollars at the foreign exchange spot rate on the date the transaction is recorded. Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

      The unrealized gain or loss on forward foreign currency contracts is due to the difference between the foreign exchange contract rate and the foreign exchange forward rate applicable to that contract at the end of the period. This gain or loss becomes realized when the contract is closed or settled.

      Futures contracts and options are valued based upon daily settlement prices with the fluctuations in value recorded as unrealized gains and losses. These gains and losses become realized when the position is closed. The risks associated with the use of options and futures contracts involve the possibilities of an illiquid market and an imperfect correlation between the value of the instrument and the underlying security.


C. SECURITIES LENDING

      At June 30, 1997, securities with an aggregate market value of $ 455,522,542 had been loaned under agreements whereby the Fund received cash collateral in the amount of $ 483,819,516. The Fund derives income from its securities lending activities. During the six months ended June 30, 1997, the following amounts of income, net of related expenses, resulted from securities lending activities:


                                    MARKET
PORTFOLIO                            VALUE       INCOME
-------------------------------- -------------- ---------
     Bond                        $  7,596,539    34,657
      Growth                       91,871,886   196,902
      Short-to-Intermediate
       Government                   2,523,255     1,521
      Global                      124,084,021   298,819
     Strategic Total Return        44,852,735    19,546
     Emerging Growth              110,554,461   163,055
     Aggressive Growth             30,976,139    33,490
      Balanced                     10,604,500    16,752
     Growth & Income                6,193,854     5,073
     Tactical Asset Allocation     26,265,152    27,148

D. FEDERAL INCOME TAXES


      It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for Federal income taxes has been made.


      Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.


E. DIVIDENDS AND DISTRIBUTIONS


      Dividends of the Money Market Portfolio are declared daily and reinvested monthly. Dividends of the remaining Portfolios are typically declared and reinvested semi-annually, while capital gain distributions are typically declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Separate Accounts on the next business day after declaration.


F. ORGANIZATION COSTS


      All costs incurred in connection with the formation of the Fund and its Portfolios were paid by WRL.


G. EXPENSE OFFSET ARRANGEMENT


      Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total Fund expenses.


NOTE 2 -- INVESTMENT ADVISORY AND
                 TRANSACTIONS WITH AFFILIATES


A. INVESTMENT ADVISORY


      The Fund has entered into an annually renewable investment advisory agreement on behalf of each


88
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WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 2 (CONTINUED)
      Portfolio with WRL Investment Management, Inc. as investment adviser. The investment adviser is a direct, wholly-owned subsidiary of WRL. The Fund pays to WRL Investment Management, Inc., and charges to each respective Portfolio, advisory fees each month at the following annual rate expressed as a percentage of the average daily net assets of the respective Portfolio:


                                         PERCENT
PORTFOLIO                               OF ASSETS
--------------------------------------- ----------
     Money Market                           .40%
      Bond                                  .50%
      Growth                                .80%
     Short-to-Intermediate Government       .60%
      Global                                .80%
     Strategic Total Return                 .80%
     Emerging Growth                        .80%
     Aggressive Growth                      .80%
      Balanced                              .80%
     Growth & Income                        .75%
     Tactical Asset Allocation              .80%
     C.A.S.E. Growth                        .80%
     Global Sector                          .80%
     Value Equity                           .80%
     International Equity                  1.00%
     U.S. Equity                            .80%

      WRL Investment Management, Inc. has entered into a sub-advisory agreement with various management companies ("Sub-Advisers"). Pursuant to each agreement, fifty percent of the advisory fee paid to WRL Investment Management, Inc. is due the respective Sub-Adviser for the following
      Portfolios:


PORTFOLIO              SUB-ADVISER
---------------------- ----------------------------
     Bond              Janus Capital Corporation
                       ("JCC")
     Growth            JCC
     Global            JCC
     Strategic Total   Luther King Capital
        Return         Management Corp.
     Aggressive        Fred Alger Management, Inc.
        Growth
     C.A.S.E. Growth   C.A.S.E. Management, Inc.

      Pursuant to other sub-advisory agreements, fifty percent of the advisory fee paid to WRL Investment Management, Inc. less fifty percent of any expense reimbursement is due the respective Sub-Adviser for the following
      Portfolios:


PORTFOLIO                    SUB-ADVISER
---------------------------- ---------------------
     Short-to-Intermediate   AEGON USA Investment
       Government            Management, Inc.
                             ("AIMI")
     Emerging Growth         Van Kampen American
                             Capital Asset
                             Management, Inc.
     Balanced                AIMI
     Tactical Asset          Dean Investment
       Allocation            Associates
     Value Equity            NWQ Investment
                             Management, Inc.
     International Equity    Scottish Equitable
                             Investment
                             Management
                             Ltd.; and G.E.
                             Investment
                             Management
                             Incorporated
     U.S. Equity             G.E. Investment
                             Management
                             Incorporated

      Pursuant to the Money Market Portfolio agreement, 0.15% of the average daily net assets is payable to J.P. Morgan Investment Management Inc.


      Pursuant to the Growth & Income Portfolio agreement, 0.50% of the first $ 30 million of average daily net assets, 0.35% of the next $ 20 million of average daily net assets and 0.25% of average daily net assets in excess of $ 50 million, is payable to Federated Investment Counseling.


      Pursuant to the Global Sector Portfolio agreement, Meridian Investment Management Corporation ("Meridian") receives monthly compensation from the investment adviser, at 0.40% of the Portfolio's average daily net assets. At the meeting of Shareholders for the Portfolio on June 16, 1997, new advisory and sub-advisory agreements for the Global Sector Portfolio was approved. The new agreements are identical to the previous agreements except for the change in advisory and sub-advisory fees. Effective June 17, 1997 the advisory fee is 0.80% of the Portfolio's average daily net assets and the sub-advisory fee is payable to Meridian by the investment adviser, 0.40% of the Portfolio's average daily net assets. Prior to June 17, 1997,


89
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WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 2 (CONTINUED)
      the advisory fee was 1.10% of the Portfolio's average daily net assets and the sub-advisory fee was 0.70% of the Portfolio's average daily net assets.


      Prior to March 1, 1997, INVESCO Global Asset Management Limited ("INVESCO") served as a co-sub-adviser to the Global Sector Portfolio; for periods prior to that date, INVESCO received monthly compensation from the investment adviser at the annual rate of 0.40% of first $100 million average daily net assets of the Portfolio and 0.35% of assets in excess of $100 million; and Meridian received monthly compensation from the Investment Adviser at the annual rate of 0.30% of first $100 million of average daily net assets of the Portfolio and 0.35% of assets in excess of $100 million.


      WRL Investment Management, Inc. has currently voluntarily undertaken to pay expenses on behalf of a Portfolio to the extent a Portfolio's normal operating expenses exceeds the percentage of average daily net assets on an annualized basis of the Portfolio as listed below:


                                        PERCENT OF
PORTFOLIO                               NET ASSETS
--------------------------------------- -----------
     Money Market                           .70%
      Bond                                  .70%
      Growth                               1.00%
     Short-to-Intermediate Government      1.00%
      Global                               1.00%
     Strategic Total Return                1.00%
     Emerging Growth                       1.00%
     Aggressive Growth                     1.00%
      Balanced                             1.00%
     Growth & Income                       1.00%
     Tactical Asset Allocation             1.00%
     C.A.S.E. Growth                       1.00%
     Value Equity                          1.00%
     International Equity                  1.50%
     U.S. Equity                           1.30%

      The Portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific portfolio are allocated based upon the proportionate number of policy and contract owners of the underlying sub-accounts. WRL Investment Services, Inc. directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL Investment Services, Inc. All normal operating expenses that exceed the established expense limit set forth above will be borne by WRL Investment Services, Inc.


B. AFFILIATES


      WRL Investment Management, Inc., WRL Investment Services, Inc. and WRL are indirect wholly-owned subsidiaries of AEGON USA, Inc., which is, along with Scottish Equitable Investment Management Ltd., indirect wholly-owned subsidiaries of AEGON nv, a Netherlands corporation.


      The Sub-Advisers may occasionally place portfolio business with affiliated brokers of the Investment Adviser or a Sub-Adviser. Brokerage commissions were paid to affiliated brokers of the Investment Advisor or the Sub-Adviser during the six months ended June 30, 1997, as follows:


PORTFOLIO                COMMISSIONS
------------------------ ------------
     Aggressive Growth    $ 303,386

C. PLAN OF DISTRIBUTION


      Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI").


      Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets.


      ISI has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio during fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Policy and Contract Owners will be notified in advance.


D. DEFERRED COMPENSATION PLAN


      Each eligible Director of the Fund who is not an officer or affiliated person as defined under the


90
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WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 2 (CONTINUED)
      Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the Fund (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Series Fund. It is not anticipated that the Plan will have any impact on the Fund. Invested plan amounts are included in other assets. The total liability for deferred compensation to Directors under the Plan at June 30, 1997, is included in other liabilities in the accompanying Statement of Assets and Liabilities.

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 3 -- SECURITIES TRANSACTIONS


     SECURITIES TRANSACTIONS ARE SUMMARIZED AS FOLLOWS:


                                                                                                           SHORT-TO-
                                                                                                          INTERMEDIATE
                                                     MONEY MARKET         BOND             GROWTH         GOVERNMENT
                                                      PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                     ---------------   --------------   ---------------   --------------
For the period ended June 30, 1997:
 Purchase of securities:
  Long-term excluding U.S. Government    .........     $           0     $ 76,059,765     $ 657,693,335     $  1,253,103
  U.S. Government securities    ..................       502,748,939       86,503,559       606,642,491       28,370,068
 Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government    .........                 0       47,153,035       642,310,287          435,412
  U.S. Government securities    ..................       506,219,117      116,365,783       668,062,452       31,334,499


                                                                        STRATEGIC
                                                                          TOTAL            EMERGING         AGGRESSIVE
                                                        GLOBAL            RETURN            GROWTH            GROWTH
                                                      PORTFOLIO        PORTFOLIO (A)       PORTFOLIO         PORTFOLIO
                                                     ---------------   ---------------   ----------------   --------------
For the period ended June 30, 1997:
 Purchase of securities:
  Long-term excluding U.S. Government    .........     $ 378,710,327     $ 97,641,859      $  232,982,416   $ 163,339,848
  U.S. Government securities    ..................       141,555,917       31,108,750       3,937,823,741              0
 Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government    .........       254,106,745       77,510,568         227,352,589    146,385,749
  U.S. Government securities    ..................       139,082,455       17,719,219       3,972,415,000              0


                                                                                         TACTICAL
                                                                        GROWTH &           ASSET          C.A.S.E.
                                                      BALANCED           INCOME         ALLOCATION         GROWTH
                                                      PORTFOLIO       PORTFOLIO (B)      PORTFOLIO       PORTFOLIO
                                                     --------------   ---------------   --------------   -------------
For the period ended June 30, 1997:
 Purchase of securities:
  Long-term excluding U.S. Government    .........     $ 17,346,745     $ 19,361,230      $ 90,140,030     $ 44,796,762
  U.S. Government securities    ..................        6,578,882        4,014,063        43,565,601                0
 Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government    .........       11,253,279       20,006,939        39,786,395       30,049,793
  U.S. Government securities    ..................        3,134,649                0        25,763,766                0


                                                                          VALUE         INTERNATIONAL
                                                     GLOBAL SECTOR       EQUITY            EQUITY         U.S. EQUITY
                                                      PORTFOLIO         PORTFOLIO       PORTFOLIO (C)     PORTFOLIO (C)
                                                     ---------------   --------------   ---------------   --------------
For the period ended June 30, 1997:
 Purchase of securities:
  Long-term excluding U.S. Government    .........     $ 4,620,620       $ 49,990,373     $ 10,643,514      $ 17,825,284
  U.S. Government securities    ..................       1,698,417         12,832,067                0           295,494
 Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government    .........       2,622,040          6,518,719          589,934         1,487,915
  U.S. Government securities    ..................               0          8,000,000                0            24,285

(a) Prior to May 1, 1997, this portfolio was was named the Equity-Income
                                                            Portfolio.

(b) Prior to May 1, 1997, this portfolio was named the Utility Portfolio.
(c) The inception date of this portfolio was January 2, 1997.

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 4 -- FEDERAL INCOME TAX MATTERS


     THE INCOME, EXPENSES, GAINS AND LOSSES ON SECURITY TRANSACTIONS ATTRIBUTED TO EACH PORTFOLIO FOR ACCOUNTING PURposes are also attributed to that Portfolio for Federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for Federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

     Each Portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

     The net capital loss carryforwards noted below as of December 31, 1996, if applicable, are available to offset future realized capital gains through the periods listed. Each Portfolio will elect to treat the net capital losses incurred in the two month period ended December 31, 1996, (Post-October Losses Deferred), if applicable, as having been incurred in the following fiscal year. The aggregate cost of investments and composition of unrealized appreciation and depreciation for Federal income tax purposes as of June 30, 1997 are as follows:



                                           PRIOR YEAR
                                           POST-OCTOBER     DECEMBER 31, 1996     NET CAPITAL LOSS
                                             LOSSES         NET CAPITAL LOSS        CARRYFORWARD
PORTFOLIO                                  RECOGNIZED         CARRYFORWARD        AVAILABLE THROUGH:
----------------------------------------   --------------   -------------------   --------------------
Money Market ...........................   $         0        $           0       N/A
Bond   .................................             0           (5,921,207)      December 31, 2002
Growth .................................      (233,731)                   0       N/A
Short-to-Intermediate Government  ......        (9,904)            (355,979)      $ 108,239 through
                                                                                  December 31, 2002
                                                                                  $ 247,740 through
                                                                                  December 31, 2003
Global .................................        (5,086)                   0       N/A
Strategic Total Return   ...............             0                    0       N/A
Emerging Growth ........................             0                    0       N/A
Aggressive Growth  .....................    (4,016,717)                   0       N/A
Balanced  ..............................      (472,914)                   0       N/A
Growth & Income ........................             0                    0       N/A
Tactical Asset Allocation   ............             0                    0       N/A
C.A.S.E. Growth ........................             0                    0       N/A
Global Sector   ........................             0                    0       N/A
Value Equity ...........................             0                    0       N/A
International Equity  ..................             0                    0       N/A
U.S. Equity  ...........................             0                    0       N/A

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 4 (CONTINUED)

                                                                                         NET
                                                                                      UNREALIZED
                                      FEDERAL TAX     UNREALIZED      UNREALIZED     APPRECIATION
PORTFOLIO                             COST BASIS     APPRECIATION    DEPRECIATION   (DEPRECIATION)
----------------------------------- ---------------- -------------- --------------- ---------------
Money Market  .....................   $  130,457,585   $          0 $          0     $          0
Bond ..............................       92,660,943        507,995     (697,573)        (189,578)
Growth  ...........................    1,241,514,574    496,854,732   (8,852,610)     488,002,122
Short-to-Intermediate Government          25,245,646        168,421     (134,309)          34,112
Global  ...........................      585,171,544    155,976,557  (11,876,560)     144,099,997
Strategic Total Return ............      378,403,837     96,556,017   (2,608,867)      93,947,150
Emerging Growth  ..................      364,886,519    134,283,941   (2,888,346)     131,395,595
Aggressive Growth   ...............      227,840,530     56,156,450   (1,030,988)      55,125,462
Balanced   ........................       52,930,937      7,642,629     (625,749)       7,016,880
Growth & Income  ..................       41,066,644      4,619,325     (358,615)       4,260,710
Tactical Asset Allocation .........      238,497,812     29,257,888   (3,484,477)      25,773,411
C.A.S.E. Growth  ..................       34,714,605      4,101,733     (873,298)       3,228,435
Global Sector .....................        9,917,065        875,698     (178,941)         696,757
Value Equity  .....................      105,465,850     13,941,228     (791,785)      13,149,443
International Equity   ............       10,029,191        963,243     (126,843)         836,400
U.S. Equity   .....................       16,649,222        952,911     (125,894)         827,017

NOTE 5 -- COMMITMENTS


     THE FUND IS AUTHORIZED TO ENTER INTO FOREIGN EXCHANGE CONTRACTS FOR THE PURPOSE OF HEDGING AGAINST FOREIGN exchange risk arising from a Portfolio's investment in securities denominated in foreign currencies. All foreign exchange contracts are marked-to-market daily at the applicable foreign exchange rates and the resulting unrealized gains or losses recorded in the Portfolio's financial statements. These gains and losses are realized when the contract is extinguished either by entering into a closing transaction or by delivery of the currency. The risks that may arise from these contracts are the potential inability of the counterparties to meet the terms of their contracts, and from unanticipated movements in the currency's value relative to the U.S. dollar.


     The Global, International Equity and U.S. Equity Portfolios entered into forward foreign currency contracts, which obligate the Fund to deliver currencies at specified future dates. The open contracts at June 30, 1997 are as follows:


                                                           JUNE 30, 1997           NET
                                                             VALUE IN           UNREALIZED
                                           SETTLEMENT      U.S. DOLLARS        APPRECIATION
CURRENCY                 BOUGHT (SOLD)       DATE          BOUGHT (SOLD)       (DEPRECIATION)
----------------------   ---------------   ------------   ------------------   ---------------
GLOBAL PORTFOLIO
 Swiss Franc               (10,000,000)      07/18/97      $   (6,862,042)       $  549,373
 Swiss Franc                (2,000,000)      08/04/97          (1,375,346)           55,884
 Swiss Franc               (10,000,000)      08/11/97          (6,882,294)          174,372
 Swiss Franc                10,000,000       08/11/97           6,882,294           (59,741)
 Swiss Franc                (5,854,000)      11/12/97          (4,074,757)          121,658
 Swiss Franc                  (400,636)      07/02/97            (274,348)            1,662
 German Deutschemark       (14,000,000)      07/17/97          (8,035,463)          882,302
 German Deutschemark       (17,372,000)      07/24/97          (9,976,340)          841,438
 German Deutschemark        (4,000,000)      07/24/97          (2,297,108)          169,744
 German Deutschemark        (4,500,000)      08/11/97          (2,587,664)          155,235
 German Deutschemark         9,000,000       07/17/97           5,165,655          (123,640)

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 5 (CONTINUED)


                                                                   JUNE 30, 1997            NET
                                                                      VALUE IN           UNREALIZED
                                                   SETTLEMENT       U.S. DOLLARS        APPRECIATION
CURRENCY                      BOUGHT (SOLD)          DATE          BOUGHT (SOLD)        (DEPRECIATION)
--------------------------   -------------------   ------------   -------------------   ---------------
GLOBAL PORTFOLIO
 German Deutschemark              (12,534,815)       07/01/97           (7,185,485)           80,443
 Finnish Markka                   (13,400,000)       07/28/97           (2,587,192)          251,671
 French Franc                     (55,000,000)       08/04/97           (9,377,304)          665,973
 French Franc                     (32,000,000)       08/11/97           (5,458,329)          270,073
 French Franc                      (7,425,000)       09/11/97           (1,269,057)           29,134
 French Franc                       8,133,838        07/31/97            1,386,436           (13,079)
 British Pound                    (15,000,000)       07/24/97          (24,964,741)         (388,741)
 British Pound                    (11,200,000)       07/28/97          (18,638,130)         (524,829)
 British Pound                     11,000,000        07/24/97           18,307,477           380,777
 British Pound                        717,808        07/01/97            1,195,474              (423)
 British Pound                         75,043        07/01/97              124,980               (44)
 British Pound                         34,733        07/01/97               57,846               (20)
 British Pound                      1,071,161        07/02/97            1,783,913             1,415
 British Pound                        637,446        07/02/97            1,061,604               842
 British Pound                         46,590        07/02/97               77,592                62
 British Pound                         31,031        07/02/97               51,679                41
 Italian Lira                     375,749,071        07/01/97              220,684            (2,339)
 Italian Lira                  (1,178,075,594)       07/03/97             (691,855)            5,598
 Italian Lira                     363,641,411        07/02/97              213,565            (2,638)
 Japanese Yen                  (1,245,000,000)       07/18/97          (10,900,571)           81,655
 Japanese Yen                    (200,000,000)       09/11/97           (1,765,037)          (79,321)
 Japanese Yen                    (350,000,000)       11/04/97           (3,114,111)         (286,514)
 Japanese Yen                    (200,000,000)       11/04/97           (1,779,492)           15,357
 Japanese Yen                     200,000,000        11/04/97            1,779,492             8,248
 Japanese Yen                    (350,000,000)       12/18/97           (3,135,456)           31,965
 Dutch Guilder                    (27,000,000)       07/21/97          (13,769,539)        1,297,426
 Dutch Guilder                    (27,000,000)       07/24/97          (13,772,699)        1,044,148
 Dutch Guilder                     (5,000,000)       08/11/97           (2,553,741)          129,958
 Dutch Guilder                     27,000,000        07/21/97           13,769,539          (539,039)
 Dutch Guilder                     (6,852,801)       07/01/97           (3,489,473)           39,625
 Swedish Krona                    (99,000,000)       07/28/97          (12,811,465)        1,282,663
 Swedish Krona                    (30,000,000)       07/23/97           (3,881,442)          385,983
 South African Rand                (4,090,000)       11/03/97             (901,775)         (118,551)
 South African Rand                   700,000        11/03/97              154,338             4,621
                                                                   ---------------       -----------
  Total Global Portfolio                                           $  (132,179,691)      $ 6,820,427
                                                                   ===============       ===========

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 5 (CONTINUED)

                                                                   JUNE 30, 1997         NET
                                                                     VALUE IN         UNREALIZED
                                                    SETTLEMENT     U.S. DOLLARS      APPRECIATION
CURRENCY                          BOUGHT (SOLD)       DATE         BOUGHT (SOLD)     (DEPRECIATION)
-------------------------------   ---------------   ------------   ---------------   ---------------
INTERNATIONAL EQUITY PORTFOLIO
 German Deutschemark                 (353,705)      07/28/97        $   (203,188)      $  7,075
 Finnish Markka                         1,471       07/01/97                 283               (1)
 Finnish Markka                         2,949       07/01/97                 568               (3)
 Finnish Markka                           481       07/01/97                  93              0
 Finnish Markka                           481       07/01/97                  93              0
 Finnish Markka                        22,245       07/01/97               4,285            (23)
 Finnish Markka                           461       07/01/97                  89              0
 Finnish Markka                         3,540       07/01/97                 682               (3)
 Finnish Markka                         3,335       07/01/97                 642               (3)
 Finnish Markka                         1,909       07/01/97                 368               (2)
 Finnish Markka                         3,807       07/01/97                 733               (4)
 Finnish Markka                         2,767       07/01/97                 533               (3)
                                                                    ------------       ---------
  Total International Equity Portfolio                                 $   (194,819)      $  7,033
                                                                       ============       =========


                                                                   JUNE 30, 1997         NET
                                                                     VALUE IN         UNREALIZED
                                                    SETTLEMENT     U.S. DOLLARS      APPRECIATION
CURRENCY                          BOUGHT (SOLD)       DATE         BOUGHT (SOLD)     (DEPRECIATION)
-------------------------------   ---------------   ------------   ---------------   ---------------
U.S. EQUITY PORTFOLIO
 Dutch Guilder                       13,315         07/01/97           $ 6,780          $   (56)
                                                                       --------         -------
  Total U.S. Equity Portfolio                                          $ 6,780          $   (56)
                                                                       ========         =======

     The U.S. Equity Portfolio entered into S&P 500 futures and contracts, which obligate the Portfolio to settle variation margins in cash daily. Securities with an aggregate market value of $ 281,650 have been segregated with the custodian to cover margin requirements for the following open future contracts at June 30, 1997:



                                                               JUNE 30, 1997         NET
                                                                 VALUE IN         UNREALIZED
                                                SETTLEMENT     U.S. DOLLARS      APPRECIATION
TYPE                              CONTRACTS       DATE         BOUGHT (SOLD)     (DEPRECIATION)
-------------------------------   -----------   ------------   ---------------   ---------------
S&P 500 index                        3          09/19/97       $ 1,335,375        $   (16,025)
                                                                                  -----------
  Total U.S. Equity Portfolio                                                     $   (16,025)
                                                                                  ===========

WRL SERIES FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 6 -- FINANCIAL HIGHLIGHTS


     The total return set forth in "Financial Highlights" reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Policies or Annuity Contracts.


     The ratio of expenses to average net assets in the Financial Highlights is net of the advisory fee waiver (see Note 2). Without the advisory fee waived by WRL the ratio for each period presented would be as follows:



                                           JUNE 30                                 DECEMBER 31
                                           -----------   ---------------------------------------------------------------
PORTFOLIO                                    1997          1996          1995         1994         1993         1992
----------------------------------------   -----------   -----------   ----------   ----------   ----------   ----------
Money Market ...........................          *             *             *            *            *            *
Bond   .................................          *             *             *            *            *            *
Growth .................................          *             *             *            *            *            *
Short-to-Intermediate Government  ......          *             *             *            *        1.02%        1.41%
Global    ..............................          *             *             *            *            *            *
Strategic Total Return (a)  ............          *             *             *            *        1.12%           **
Emerging Growth    .....................          *             *             *            *        1.16%           **
Aggressive Growth  .....................          *             *             *        1.18%           **           **
Balanced  ..............................          *             *             *        1.34%           **           **
Growth & Income (b)   ..................          *             *         1.08%        1.90%           **           **
Tactical Asset Allocation   ............          *             *             *           **           **           **
C.A.S.E. Growth ........................       1.02%         1.64%        4.15%           **           **           **
Global Sector   ........................       N/A           N/A             **           **           **           **
Value Equity ...........................          *          1.03%           **           **           **           **
International Equity  ..................       3.34%            **           **           **           **           **
U.S. Equity  ...........................       1.79%            **           **           **           **           **

 * No waiver since the portfolio did not exceed expense limitations. ** Portfolio was not in existence during this period.


(a) Prior to May 1, 1997, this portfolio was named the Equity-Income Portfolio
(b) Prior to May 1, 1997, this portfolio was named the Utility Portfolio

WRL SERIES FUND, INC.
--------------------------------------------------------------------------------


Supplementary Information
(UNAUDITED)


     SECTION 270.30D-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, TITLED "REPORTS TO STOCKHOLDERS OF Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results.


     In adherence to this Amendment, WRL solicited a vote by the policyholders for:


Approval of a new Investment Advisory Agreement between WRL Investment Management, Inc. and the WRL Series Fund, Inc. on behalf of each Portfolio of the Fund.


Approval of a new Advisory Agreement between WRL Investment Management, Inc. and Meridian Investment Management Corporation on behalf of the Global Sector Portfolio of the Fund.


     At a special shareholders/policyholders meeting on June 16, 1997 the results of the proposals were as follows:



                           PROPOSAL 1
                  ----------------------------
PORTFOLIO         FOR     AGAINST     ABSTAIN
---------------   -----   ---------   --------
Global Sector     89%       4%         7%


                           PROPOSAL 2
                  ----------------------------
PORTFOLIO         FOR     AGAINST     ABSTAIN
---------------   -----   ---------   --------
Global Sector     88%       6%         6%

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

--------------------------------------------------------------------------------


           W  R  L     S  E  R  I  E  S    F  U  N  D ,     I  N  C .
--------------------------------------------------------------------------------





                         OFFICE OF THE WRL SERIES FUND

                              201 HIGHLAND AVENUE
                              Largo, FL 33770-2597
                                 1-800-851-9777
                          ---------------------------



                                  Distributor:

                             INTERSECURITIES, INC.
                              201 Highland Avenue
                              Largo, FL 33770-2597
                          ---------------------------



                                Fund Custodian:

                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                   16th Floor
                                Boston, MA 02116
                          ---------------------------



                              Investment Adviser:

                        WRL INVESTMENT MANAGEMENT, INC.
                              201 Highland Avenue
                              Largo, FL 33770-2957
                          ---------------------------



                                 Sub-Advisers:
                           JANUS CAPITAL CORPORATION
                              100 Fillmore Street
                                Denver, CO 80206


                              Luther King Capital
                             Management Corporation
                              301 Commerce Street
                              Fort Worth, TX 76102


                        Federated Investment Counseling
                           Federated Investors Tower
                           Pittsburgh, PA 15222-3779


                                 NWQ Investment
                            Management Company, Inc.
                             2049 Century Park East
                                   4th Floor
                             Los Angeles, CA 90067


                              Meridian Investment
                             Management Corporation
                            12835 East Arapahoe Road
                              Tower II, Penthouse
                              Englewood, CO 80112


                           C.A.S.E. Management, Inc.
                                2255 Glades Rd.
                                  Suite 221-A
                              Boca Raton, FL 33431
                         Scottish Equitable Investment
                               Management Limited
                                 Edinburgh Park
                          Edinburgh EH12 95E, Scotland

                                   AEGON USA
                          Investment Management, Inc.
                            4333 Edgewood Road, N.E.
                             Cedar Rapids, IA 52449

                          Van Kampen American Capital
                             Asset Management, Inc.
                               One Parkview Plaza
                           Oakbrook Terrace, IL 60181

                          Fred Alger Management, Inc.
                                 75 Maiden Lane
                               New York, NY 10038

                             J.P. Morgan Investment
                                Management Inc.
                                522 Fifth Avenue
                               New York, NY 10036

                           Dean Investment Associates
                              2480 Kettering Tower
                             Dayton, OH 45423-2480

                                 GE Investment
                            Management Incorporated
                               3003 Summer Street
                               Stamford, CT 06905
                          ---------------------------



                            Independent Accountants:

                              PRICE WATERHOUSE LLP
                                 1055 Broadway
                             Kansas City, MO 64105

                   THIS MATERIAL IS FOR CONTRACT AND POLICY
                   HOLDER'S REPORTING PURPOSES ONLY AND SHALL
                 NOT BE USED IN CONNECTION WITH A SOLICITATION,
                     OFFER OR ANY PROPOSED SALE OR PURCHASE
                      OF SECURITIES. THIS MATERIAL MUST BE
                    PRECEDED OR ACCOMPANIED BY A PROSPECTUS.













[GRAPHIC OMITTED]


              --------------------------------------------------

                               Investment Adviser

                        WRL Investment Management, Inc.
                       Distributor: InterSecurities, Inc.
             201 Highland Avenue /bullet/ Largo, Florida 33770-2597


August 1997
ACC00001 (8/97)

                                   APPENDIX A

Appendix to Electronic Format
WRL Series Fund, Inc.

Page 1 (Photo) Shown is John R. Kenney, Chairman of the Board

Page 2 (Graph) Pie Chart depicting composition as a percentage of total Money
               Market Portfolio net assets.
                    Short-term U.S. Government Obligations      4.61%
                    Commercial Paper                           37.25%
                    Short-term Obligations                     12.64%
                    Bank Obligations                           45.43%
                    Other                                       0.07%

               Bar chart depicting maturity composition of the Money Market Portfolio at June.
                                                   Market Value
                    30 days                        $56,826,611
                    30-60 days                     $25,715,716
                    60-90 days                     $11,000,107
                    90-180 days                    $13,401,522
                    180-270 days                   $0
                    270 days to 1 year             $12,496,582
                    more than 1 year               $0

Page 3 (Graph) Mountain graph dipicting the change in value of a $10,000 investment in the Bond Portfolio since inception versus the Lehman Brothers Government/Corporate Bond Index ("LB") over the same time frame.
                                           Portfolio           LB Index
               Inception 10/2/86           $10,000             $10,000
               FYE 12/31/86                $10,412             $10,310
               FYE 12/31/87                $ 9,823             $10,540
               FYE 12/31/88                $10,583             $11,340
               FYE 12/31/89                $12,133             $12,960
               FYE 12/31/90                $12,887             $14,030
               FYE 12/31/91                $15,317             $16,290
               FYE 12/31/92                $16,358             $17,530
               FYE 12/31/93                $18,547             $19,460
               FYE 12/31/94                $17,260             $18,780
               FYE 123/1/95                $21,228             $22,390
               FYE 12/31/96                $21,258             $23,040
               Period Ended 6/30/97        $21,661             $23,670

Page 4 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Growth Portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks ("S&P") over the same time frame.
                                           Portfolio           S&P Index
               Inception 10/2/86           $10,000             $10,000
               FYE 12/31/86                $10,144             $10,560
               FYE 12/31/87                $11,249             $11,110

               FYE 12/31/88                $13,344             $12,940
               FYE 12/31/89                $19,621             $17,040
               FYE 12/31/90                $19,578             $16,511
               FYE 12/31/91                $31,284             $21,542
               FYE 12/31/92                $32,021             $23,183
               FYE 12/31/93                $33,293             $25,519
               FYE 12/31/94                $30,527             $25,856
               FYE 12/31/95                $44,912             $35,572
               FYE 12/31/96                $52,979             $43,740
               Period Ended 6/30/97        $59,076             $52,754

Page 5 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Short-to-Intermediate Portfolio since inception versus the Merrill Lynch 1-10 Year Government Bond Index ("ML") over the same time frame.
                                           Portfolio           ML Index
               Inception 12/3/92           $10,000             $10,000
               FYE 12/31/92                $10,045             $10,132
               FYE 12/31/93                $10,505             $10,960
               FYE 12/31/94                $10,460             $10,774
               FYE 12/31/95                $11,877             $12,341
               FYE 12/31/96                $12,290             $12,826
               Period Ended 6/30/97        $12,599             $13,178

Page 6 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Global Portfolio since inception versus the Morgan Stanley Capital International World Index ("MS") over the same time frame.
                                           Portfolio           MS Index
               Inception 12/3/92           $10,000             $10,000
               FYE 12/31/92                $10,162             $10,008
               FYE 12/31/93                $13,724             $12,415
               FYE 12/31/94                $13,759             $13,110
               FYE 12/31/95                $16,932             $15,900
               FYE 12/31/96                $21,628             $18,130
               Period Ended 6/30/97        $25,298             $20,960

Page 7 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Strategic Total Return Portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks ("S&P") and Lehman Brothers Government/Corporate Intermediate Bond Index ("LB") over the same time frame.
                                      Portfolio     S&P Index     LP Index
               Inception 3/1/93       $10,000       $10,000       $10,000
               FYE 12/31/93           $11,349       $10,770       $10,490
               FYE 12/31/94           $11,288       $10,912       $10,805
               FYE 12/31/95           $14,072       $14,996       $12,461
               FYE 12/31/96           $16,182       $18,439       $12,966
               Period Ended 6/30/97   $18,407       $22,263       $13,333

Page 8 (Graph)  Mountain graph depicting the change in value of a $10,000 investment in the Emerging Growth Portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks ("S&P") over the same time frame.
                                           Portfolio           S&P Index
                Inception 3/1/93           $10,000             $10,000
                FYE 12/31/93               $12,471             $10,770
                FYE 12/31/94               $11,553             $10,912
                FYE 12/31/95               $16,960             $14,996
                FYE 12/31/96               $20,162             $18,439
                Period Ended 6/30/97       $21,899             $22,263

Page 9 (Graph)  Mountain graph depicting the change in value of a $10,000 investment in the Aggressive Portfolio since inception versus the Value Line (Arithmetic) ("VL") Index and the Standard and Poor's Index of 500 Common Stocks ("S&P") over the same time frame.
                                       Portfolio     VL Index      S&P Index
                Inception 3/1/94       $10,000       $10,000       $10,000
                FYE 12/31/94           $ 9,874       $ 9,685       $10,072
                FYE 12/31/95           $13,628       $12,197       $13,857
                FYE 12/31/96           $15,052       $14,609       $17,039
                Period Ended 6/30/97   $17,284       $16,832       $20,550

Page 10 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Balanced Portfolio since inception versus the Standard and Poor's Index of 500 Common Stocks ("S&P") and the Lehman Brothers Government/Corporate Intermediate Bond Index ("LB") over the same time frame.
                                       Portfolio     S&P Index     LB Index
                Inception 3/1/94       $10,000       $10,000       $10,000
                FYE 12/31/94           $ 9,427       $10,072       $ 9,840
                FYE 12/31/95           $11,293       $13,857       $11,348
                FYE 12/31/96           $12,504       $17,039       $11,808
                Period Ended 6/30/97   $13,485       $20,550       $12,142

Page 11 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Growth & Income Portfolio since inception versus the Dow Jones Utilities Average Index ("Dow Util") and the Standard and Poor's Index of 500 Common Stocks ("S&P") over the same time frame.
                                                     Dow Util
                                       Portfolio     Index         S&P Index
                Inception 3/1/94       $10,000       $10,000       $10,000
                FYE 12/31/94           $ 9,542       $ 9,166       $10,072
                FYE 12/31/95           $11,952       $12,063       $13,857
                FYE 12/31/96           $13,343       $13,065       $17,039
                Period Ended 6/30/97   $14,533       $13,015       $20,550

Page 12 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Tactical Asset Allocation Portfolio since inception versus the Standard and Poor's Index of 500 Common Stocks ("S&P") and the Lehman Brothers Government/Corporate Intermediate Bond Index ("LB") over the same time frame.

                                       Portfolio     S&P Index     LB Index
                Inception 3/1/95       $10,000       $10,000       $10,000
                FYE 12/31/95           $12,009       $13,758       $11,533
                FYE 12/31/96           $13,741       $16,917       $12,000
                Period Ended 6/30/97   $14,914       $20,402       $12,340

Page 13 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the C.A.S.E. Growth Portfolio since inception versus the Wilshire 5000 Index ("Wilshire") over the same time frame.
                                           Portfolio           Wilshire Index
                Inception 5/1/95           $10,000             $10,000
                FYE 12/31/95               $12,065             $12,028
                FYE 12/31/96               $14,176             $14,294
                Period Ended 6/30/97       $14,910             $16,674

Page 14 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Global Sector Portfolio since inception versus the Financial Times World Index ("FT") and the Lehman Hutton Bond Index ("LH") over the same time frame.
                                       Portfolio     FT Index      LH Index
                Inception 5/1/96       $10,000       $10,000       $10,000
                FYE 12/31/96           $10,608       $10,473       $10,811
                Period Ended 6/30/97   $11,291       $11,941       $11,407

Page 15 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the Value Equity Portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks ("S&P") over the same time frame.
                                           Portfolio           S&P Index
                Inception 5/1/96           $10,000             $10,000
                FYE 12/31/96               $11,319             $11,500
                Period Ended 6/30/97       $12,979             $13,870

Page 16 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the International Equity Portfolio since inception versus the Morgan Stanley Capital International ("EAFE") Index and the Morgan Stanley Capital International World, excluding U.S. ("World") Index over the same time frame.
                                       Portfolio     EAFE Index    World Index
                Inception 1/2/97       $10,000       $10,000       $10,000
                Period Ended 6/30/97   $11,344       $11,171       $11,162

Page 18 (Graph) Mountain graph depicting the change in value of a $10,000 investment in the U.S. Equity Portfolio since inception versus the Standard & Poor's ("S&P") Index over the same time frame.
                                           Portfolio           S&P Index
                Inception 1/2/97           $10,000             $10,000
                Period Ended 6/30/97       $11,499             $12,061